                    As filed with the SEC on April 26, 2002

                                                       Registration No. 2-80896
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               -----------------

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [_]


                        Pre-Effective Amendment No.                         [_]
                        Post-Effective Amendment No. 44                     [X]


                                      and

                       REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940                      [_]


                               Amendment No. 47                             [X]

                       (Check appropriate box or boxes)

                               -----------------

                       THE PRUDENTIAL SERIES FUND, INC.
                          (Exact Name of Registrant)


                             GATEWAY CENTER THREE


                              100 MULBERRY STREET


                           NEWARK, NEW JERSEY 07102

                                (800) 778-2255
         (Address and telephone number of principal executive offices)

                         Jonathan D. Shain, Secretary
                       The Prudential Series Fund, Inc.

                             Gateway Center Three


                              100 Mulberry Street


                           Newark, New Jersey 07102

                    (Name and Address of Agent for Service)

                                   Copy to:
                          Christopher E. Palmer, Esq.
                                Shea & Gardner
                        1800 Massachusetts Avenue, N.W.
                            Washington, D.C. 20036

  Approximate date of proposed public offering: As soon as practicable after the effective date of the Registration Statement.

             It is proposed that this filing will become effective
                           (check appropriate box):

                       [_] immediately upon filing pursuant to paragraph (b)


                       [X] on May 1, 2002 pursuant to paragraph (b)


                       [_] 60 days after filing pursuant to paragraph (a)(1)

                       [_] on (date) pursuant to paragraph (a)(1)


                       [_] 75 days after filing pursuant to paragraph (a)(2)


                       [_] on (date) pursuant to paragraph (a)(2) of Rule 485.

                       If appropriate, check the following box:

                       [_] this post-effective amendment designates a new
                          effective date for a previously filed post-effective amendment.

================================================================================

                       The Prudential Series Fund, Inc.
--------------------------------------------------------------------------------

                                  Prospectus


                                  May 1, 2002



                        Conservative Balanced Portfolio
                          Diversified Bond Portfolio
                   Diversified Conservative Growth Portfolio
                               Equity Portfolio
                          Flexible Managed Portfolio
                               Global Portfolio
                          Government Income Portfolio
                           High Yield Bond Portfolio

                              Jennison Portfolio


                        Jennison 20/20 Focus Portfolio



                            Money Market Portfolio
                          Natural Resources Portfolio


                     Small Capitalization Stock Portfolio
                             Stock Index Portfolio


                                Value Portfolio
                        Zero Coupon Bond Portfolio 2005
                SP Aggressive Growth Asset Allocation Portfolio
                      SP AIM Aggressive Growth Portfolio

                         SP AIM Core Equity Portfolio

                    SP Alliance Large Cap Growth Portfolio
                       SP Alliance Technology Portfolio
                    SP Balanced Asset Allocation Portfolio
                  SP Conservative Asset Allocation Portfolio
                           SP Davis Value Portfolio
                  SP Deutsche International Equity Portfolio
                     SP Growth Asset Allocation Portfolio
                   SP INVESCO Small Company Growth Portfolio
                  SP Jennison International Growth Portfolio
                         SP Large Cap Value Portfolio
                    SP MFS Capital Opportunities Portfolio
                        SP MFS Mid-Cap Growth Portfolio
                         SP PIMCO High Yield Portfolio
                        SP PIMCO Total Return Portfolio
                 SP Prudential U.S. Emerging Growth Portfolio
                       SP Small/Mid-Cap Value Portfolio
                SP Strategic Partners Focused Growth Portfolio

[LOGO]

--------------------------------------------------------------------------------

                      As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

                      A particular Portfolio may not be available under the variable life insurance or variable annuity contract which you have chosen. The prospectus of the specific contract which you have chosen will indicate which Portfolios are available and should be read in conjunction with this prospectus.

--------------------------------------------------------------------------------




Table of Contents



               1  RISK/RETURN SUMMARY
               1  Investment Objectives and Principal Strategies
              14  Principal Risks
              17  Evaluating Performance

              53  HOW THE PORTFOLIOS INVEST
              53  Investment Objectives and Policies
              53  Conservative Balanced Portfolio
              54  Diversified Bond Portfolio
              55  Diversified Conservative Growth Portfolio
              57  Equity Portfolio
              58  Flexible Managed Portfolio
              59  Global Portfolio
              60  Government Income Portfolio
              61  High Yield Bond Portfolio
              61  Jennison Portfolio
              62  Jennison 20/20 Focus Portfolio
              63  Money Market Portfolio
              64  Natural Resources Portfolio
              65  Small Capitalization Stock Portfolio
              66  Stock Index Portfolio
              67  Value Portfolio
              68  Zero Coupon Bond Portfolio 2005
              69  SP AIM Aggressive Growth Portfolio
              70  SP AIM Core Equity Portfolio
              72  SP Alliance Large Cap Growth Portfolio
              73  SP Alliance Technology Portfolio
              74  SP Asset Allocation Portfolios
              75  SP Aggressive Growth Asset Allocation Portfolio
              75  SP Balanced Asset Allocation Portfolio
              76  SP Conservative Asset Allocation Portfolio
              76  SP Growth Asset Allocation Portfolio
              77  SP Davis Value Portfolio
              78  SP Deutsche International Equity Portfolio
              80  SP INVESCO Small Company Growth Portfolio
              81  SP Jennison International Growth Portfolio
              82  SP Large Cap Value Portfolio
              84  SP MFS Capital Opportunities Portfolio
              84  SP MFS Mid-Cap Growth Portfolio
              85  SP PIMCO High Yield Portfolio
              87  SP PIMCO Total Return Portfolio
              88  SP Prudential U.S. Emerging Growth Portfolio
              91  SP Small/Mid-Cap Value Portfolio
              92  SP Strategic Partners Focused Growth Portfolio

--------------------------------------------------------------------------------

               94 OTHER INVESTMENTS AND STRATEGIES
               94 ADRs
               94 Convertible Debt and Convertible Preferred Stock
               94 Derivatives
               95 Dollar Rolls
               95 Equity Swaps
               95 Forward Foreign Currency Exchange Contracts
               95 Futures Contracts
               95 Interest Rate Swaps
               95 Joint Repurchase Account
               95 Loans and Assignments
               96 Mortgage-related Securities
               96 Options
               96 Real Estate Investment Trusts
               96 Repurchase Agreements
               96 Reverse Repurchase Agreements
               96 Short Sales
               97 Short Sales Against-the-Box
               97 When-Issued and Delayed Delivery Securities
               97 HOW THE FUND IS MANAGED
               97 Board of Directors
               97 Investment Adviser
               98 Investment Sub-Advisers
              100 Portfolio Managers
              109 HOW TO BUY AND SELL SHARES OF THE FUND
              110 Net Asset Value
              111 Distributor
              111 OTHER INFORMATION
              111 Federal Income Taxes
              112 Monitoring for Possible Conflicts
              112 FINANCIAL HIGHLIGHTS



(For more information--see back cover)

RISK/RETURN SUMMARY


This prospectus provides information about The Prudential Series Fund, Inc. (the Fund), which consists of 36 separate portfolios (each, a Portfolio).



The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America and its affiliates (Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.


This section highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund's Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES


The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. We describe the terms listed as principal risks on page 14. While we make every effort to achieve the investment objective for each Portfolio, we can't guarantee success and it is possible that you could lose money.


Conservative Balanced Portfolio


The Portfolio's investment objective is total investment return consistent with a conservatively managed diversified portfolio. This Portfolio may be appropriate for an investor who wants diversification with a relatively lower risk of loss than that associated with the Flexible Managed Portfolio (see below). To achieve our objective, we invest in a mix of equity securities, debt obligations and money market instruments. Up to 30% of the Portfolio's total assets may be invested in foreign securities. We may invest a portion of the Portfolio's assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.


   Principal Risks:
    .  company risk
    .  credit risk


    .  foreign investment risk

    .  high yield risk

    .  interest rate risk
    .  market risk
    .  management risk

Diversified Bond Portfolio


The Portfolio's investment objective is a high level of income over a longer term while providing reasonable safety of capital. This means we look for investments that we think will provide a high level of current income, but which are not expected to involve a substantial risk of loss of capital through default. To achieve our objective, we normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in high-grade debt obligations and high-quality money market investments. We may purchase securities that are issued outside the U.S. by foreign or U.S. issuers. In addition, we may invest a portion of the Portfolio's assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.


   Principal Risks:
    .  credit risk


    .  foreign investment risk
    .  high yield risk
    .  interest rate risk


    .  management risk

Diversified Conservative Growth Portfolio


The Portfolio's investment objective is to provide current income and a reasonable level of capital appreciation. To achieve our investment objective, we will invest in a diversified portfolio of debt and equity securities. Up to 35% of the Portfolio's total assets may be invested in high-yield/high-risk debt securities, which are riskier than high-grade securities. The Portfolio may invest in foreign securities, including debt obligations of issuers in emerging markets. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.


   Principal Risks:
    .  company risk
    .  credit risk


    .  foreign investment risk
    .  high yield risk
    .  interest rate risk
    .  market risk
    .  management risk

Equity Portfolio


The Portfolio's investment objective is long-term growth of capital. To achieve our objective, we normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in common stocks of major established corporations as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.


   Principal Risks:
    .  company risk


    .  foreign investment risk
    .  market risk
    .  management risk

Flexible Managed Portfolio


The Portfolio's investment objective is a high total return consistent with an aggressively managed diversified portfolio. This Portfolio may be appropriate for an investor who wants diversification and is willing to accept a relatively high level of loss in an effort to achieve greater appreciation. To achieve our objective, we invest in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities. A portion of the debt portion of the Portfolio may be invested in high-yield/high-risk debt securities, which are riskier than high-grade securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.


   Principal Risks:
    .  company risk
    .  credit risk


    .  foreign investment risk
    .  high yield risk
    .  interest rate risk
    .  market risk
    .  management risk

Global Portfolio

The Portfolio's investment objective is long-term growth of capital. To achieve this objective, we invest primarily in common stocks (and their equivalents) of foreign and U.S. companies. Generally, we invest in at least three countries, including the U.S., but we may invest up to 35% of the Portfolio's assets in companies located in any one country other than the U.S. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk


    .  foreign investment risk
    .  market risk
    .  management risk

Government Income Portfolio


The Portfolio's investment objective is a high level of income over the long term consistent with the preservation of capital. To achieve our objective, we normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in U.S. government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. government, mortgage-related securities and collateralized mortgage obligations. The Portfolio may invest up to 20% of investable assets in other securities, including corporate debt securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.


   Principal Risks:
    .  credit risk


    .  interest rate risk
    .  management risk
    .  market risk

    .  mortgage risk


 An investment in the Government Income Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

High Yield Bond Portfolio


The Portfolio's investment objective is a high total return. In pursuing our objective, we normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in high-yield/high-risk debt securities. Such securities have speculative characteristics and are riskier than high-grade securities. The Portfolio may invest up to 20% of its total assets in foreign debt obligations. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.


   Principal Risks:
    .  credit risk


    .  foreign investment risk
    .  high yield risk
    .  interest rate risk
    .  market risk
    .  management risk


Jennison Portfolio (formerly, Prudential Jennison Portfolio)



The Portfolio's investment objective is to achieve long-term growth of capital. To achieve this objective, we invest primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:


    .  company risk




    .  foreign investment risk


    .  management risk


    .  market risk



Jennison 20/20 Focus Portfolio (formerly, 20/20 Focus Portfolio)



The Portfolio's investment objective is long-term growth of capital. We seek to achieve our objective by investing primarily in up to 40 equity securities of U.S. companies that are selected by the Portfolio's two portfolio managers (up to 20 by each) as having strong capital appreciation potential. One manager will use a "value" approach, which means he or she will attempt to identify strong companies selling at a discount from their perceived true value. There is a risk that "value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. The other manager will use a "growth" approach, which means he or she seeks companies that exhibit higher-than-average earnings growth. "Growth" stocks usually involve a higher level of risk than "value" stocks, because growth stocks tend to attract more attention and speculative investment than value stocks. Up to 20% of the Portfolio's total assets may be invested in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.



   Principal Risks:


    .  company risk




    .  foreign investment risk


    .  management risk


    .  market risk


Money Market Portfolio

The Portfolio's investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. To achieve our objective, we invest in high-quality short-term money market instruments issued by the U.S. government or its agencies, as well as by corporations and banks, both domestic and foreign. The Portfolio will invest only in instruments that mature in thirteen months or less, and which are denominated in U.S. dollars. While we make every effort to achieve our objective, we can't guarantee success.

   Principal Risks:
    .  credit risk
    .  interest rate risk
    .  management risk

 An investment in the Money Market Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to maintain a net asset value of $10 per share, it is possible to lose money by investing in the Portfolio.


Natural Resources Portfolio


The Portfolio's investment objective is long-term growth of capital. To achieve our objective, we normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in common stocks and convertible securities of natural resource companies and securities that are related to the market value of some natural resource. The Portfolio is non-diversified. As a non-diversified Portfolio, the Natural Resources Portfolio may hold larger positions in single issuers than a diversified Portfolio. As a result, the Portfolio's performance may be tied more closely to the success or failure of a smaller group of portfolio holdings. There are additional risks associated with the Portfolio's investment in the securities of natural resource companies. The market value of these securities may be affected by numerous factors, including events occurring in nature, inflationary pressures, and international politics. Up to 30% of the Portfolio's total assets may be invested in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  credit risk
    .  derivatives risk
    .  foreign investment risk

    .  industry/sector risk

    .  interest rate risk
    .  management risk
    .  market risk



Small Capitalization Stock Portfolio


The Portfolio's investment objective is to achieve long-term growth of capital. To achieve our objective, we invest primarily in equity securities of publicly-traded companies with small market capitalizations. We attempt to duplicate the price and yield performance of the Standard & Poor's Small Capitalization 600 Stock Index (the S&P SmallCap 600 Index) by investing at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in all or a representative sample of the stocks in the S&P Small Cap 600 Index. The market capitalization of the companies that make up the S&P SmallCap 600 Index may change from time to time. As of January 31, 2002, the S&P SmallCap 600 Index stocks had market capitalizations of between $46 million and $3.3 billion.


The Portfolio is not "managed" in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks to duplicate the stocks and their weighting in the S&P SmallCap 600 Index. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:

    .  company risk



    .  market risk

Stock Index Portfolio


The Portfolio's investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. To achieve our objective, we attempt to duplicate the price and yield of the Standard & Poor's 500 Composite Stock Price Index (S&P 500) by investing at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in S&P 500 stocks. The S&P 500 represents more than 70% of the total market value of all publicly-traded common stocks and is widely viewed as representative of publicly-traded common stocks as a whole. The Portfolio is not "managed" in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks in proportion to their weighting in the S&P 500. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.


   Principal Risks:

    .  company risk



    .  market risk



Value Portfolio


The Portfolio's investment objective is capital appreciation. To achieve our objective, we invest primarily in common stocks that are undervalued -- those stocks that are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth. We normally invest at least 65% of the Portfolio's total assets in the common stock and convertible securities of companies that we believe will provide investment returns above those of the Standard & Poor's 500 Composite Stock Price Index (S&P 500) or the New York Stock Exchange (NYSE) Composite Index. Most of our investments will be securities of large capitalization companies. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITs) and up to 30% of its total assets in foreign securities. There is a risk that "value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.


   Principal Risks:
    .  company risk
    .  credit risk
    .  foreign investment risk
    .  interest rate risk
    .  market risk

Zero Coupon Bond Portfolio 2005



The Portfolio's investment objective is the highest predictable compound investment for a specific period of time, consistent with safety of invested capital. We seek to achieve this objective by investing at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in debt obligations of the United States Treasury and corporations that have been issued without interest coupons or have been stripped of their interest coupons, or have interest coupons that have been stripped from the debt obligations. On the Portfolio's liquidation date, the Portfolio will redeem all investments. Please refer to your Contract prospectus for information on your reallocation options and the Portfolio to which your investment will be transferred if you do not provide other instructions. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.


   Principal Risks:
    .  credit risk
    .  interest rate risk
    .  management risk
    .  market risk

SP Aggressive Growth Asset Allocation Portfolio

The SP Aggressive Growth Asset Allocation Portfolio seeks capital appreciation by investing in large cap equity Portfolios, international Portfolios, and small/mid-cap equity Portfolios. Pertinent risks are those associated with each Portfolio in which this Portfolio invests. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.


The SP Aggressive Growth Asset Allocation Portfolio invests in shares of the following Fund Portfolios:



    . a large capitalization equity component (approximately 40% of the Portfolio, invested in shares of the SP Davis Value Portfolio (20% of Portfolio), the SP Alliance Large Cap Growth Portfolio (10% of Portfolio), and the Jennison Portfolio (10% of Portfolio)); and


    . an international component (approximately 35% of the Portfolio, invested in shares of the SP Jennison International Growth Portfolio (17.5% of Portfolio) and the SP Deutsche International Equity Portfolio (17.5% of Portfolio)); and

    . a small/mid-capitalization equity component (approximately 25% of the Portfolio, invested in shares of the SP Small/Mid-Cap Value Portfolio (12.5% of Portfolio) and the SP Prudential U.S. Emerging Growth Portfolio (12.5% of Portfolio)).


For more information on the underlying Portfolios, please refer to their investment summaries included in this prospectus.


SP AIM Aggressive Growth Portfolio


The Portfolio's investment objective is to achieve long-term growth of capital. The Portfolio seeks to meet this objective by investing primarily in the common stocks of companies whose earnings the portfolio managers expect to grow more than 15% per year. Growth stocks usually involve a higher level of risk than value stocks, because growth stocks tend to attract more attention and more speculative investments than value stocks. On behalf of the Portfolio, A I M Capital Management, Inc. will invest in securities of small- and medium-sized growth companies, may invest up to 25% of its total assets in foreign securities and may invest up to 25% of its total assets in real estate investment trusts (REITs). While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.


   Principal Risks:
    .  company risk
    .  foreign investment risk
    .  liquidity risk
    .  management risk
    .  market risk

SP AIM Core Equity Portfolio (formerly, SP AIM Growth and Income Portfolio)



The Portfolio's primary investment objective is growth of capital with a secondary objective of current income. The Portfolio seeks to meet these objectives by investing at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in equity securities, including convertible securities of established companies that have long-term above-average growth in earnings and dividends, and growth companies that the portfolio managers believe have the potential for above-average growth in earnings and dividends. In complying with this 80% requirement, the Portfolio's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio's direct investments and may include warrants, futures, options, exchange-traded funds and ADRs. A I M Capital Management, Inc. considers whether to sell a particular security when they believe the security no longer has that potential or the capacity to generate income. The Portfolio may invest up to 20% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.


   Principal Risks:
    .  company risk
    .  credit risk

    .  derivatives risk

    .  foreign investment risk
    .  interest rate risk

    .  leveraging risk

    .  liquidity risk
    .  management risk
    .  market risk

SP Alliance Large Cap Growth Portfolio


The Portfolio's investment objective is growth of capital by pursuing aggressive investment policies. The Portfolio normally invests at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in stocks of companies considered to have large capitalizations (i.e., similar to companies included in the S&P 500 Index). Up to 15% of the Portfolio's total assets may be invested in foreign securities. Unlike most equity funds, the Portfolio focuses on a relatively small number of intensively researched companies. Alliance Capital Management, L.P. ("Alliance") selects the Portfolio's investments from a research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets, and superior earnings growth prospects. "Alliance", "Alliance Capital" and their logos are registered marks of Alliance Capital Management, L.P. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.


   Principal Risks:
    .  company risk


    .  foreign investment risk


    .  management risk
    .  market risk

SP Alliance Technology Portfolio


The Portfolio's objective is growth of capital. The Portfolio normally invests at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in securities of companies that use technology extensively in the development of new or improved products or processes. Within this framework, the Portfolio may invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known, established companies or in new or unseasoned companies. The Portfolio also may invest in debt securities and up to 25% of its total assets in foreign securities. In addition, technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market. The Portfolio may invest up to 25% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Alliance Capital Management, L.P.

   Principal Risks:
    .  company risk
    .  credit risk


    .  foreign investment risk
    .  industry/sector risk
    .  interest rate risk


    .  liquidity risk
    .  management risk
    .  market risk

SP Balanced Asset Allocation Portfolio

The SP Balanced Asset Allocation Portfolio seeks to provide a balance between current income and growth of capital by investing in fixed income Portfolios, large cap equity Portfolios, small/mid-cap equity Portfolios, and international equity Portfolios. Pertinent risks are those associated with each Portfolio in which this Portfolio invests. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.


The SP Balanced Asset Allocation Portfolio invests in shares of the following
Portfolios:



    . a fixed income component (approximately 40% of the Portfolio, invested in shares of the SP PIMCO Total Return Portfolio (25% of Portfolio) and the SP PIMCO High Yield Portfolio (15% of Portfolio)); and



    . a large capitalization equity component (approximately 35% of the Portfolio, invested in shares of the SP Davis Value Portfolio (17.5% of Portfolio), the SP Alliance Large Cap Growth Portfolio (8.75% of Portfolio), and the Jennison Portfolio (8.75% of Portfolio)); and


    . a small/mid capitalization equity component (approximately 15% of the Portfolio, invested in shares of the SP Small/Mid-Cap Value Portfolio (7.5% of Portfolio) and the SP Prudential U.S. Emerging Growth Portfolio (7.5% of Portfolio)); and

    . an international component (approximately 10% of the Portfolio, invested in shares of the SP Jennison International Growth Portfolio (5% of Portfolio) and the SP Deutsche International Equity Portfolio (5% of Portfolio)).


For more information on the underlying Portfolios, please refer to their investment summaries included in this prospectus.


SP Conservative Asset Allocation Portfolio

The SP Conservative Asset Allocation Portfolio seeks to provide current income with low to moderate capital appreciation by investing in fixed income Portfolios, large cap equity Portfolios, and small/mid-cap equity Portfolios. Pertinent risks are those associated with each Portfolio in which this Portfolio invests. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.


The SP Conservative Asset Allocation Portfolio invests in shares of the following Portfolios:


    . a fixed income component (approximately 60% of the Portfolio, invested in shares of the SP PIMCO Total Return Portfolio (40% of Portfolio) and the SP PIMCO High Yield Portfolio (20% of Portfolio)); and


    . a large capitalization equity component (approximately 30% of the Portfolio, invested in shares of the SP Davis Value Portfolio (15% of Portfolio), the SP Alliance Large Cap Growth Portfolio (7.5% of Portfolio), and the Jennison Portfolio (7.5% of Portfolio)); and


    . a small/mid capitalization equity component (approximately 10% of the Portfolio, invested in shares of the SP Small/Mid-Cap Value Portfolio (5% of Portfolio) and the SP Prudential U.S. Emerging Growth Portfolio (5% of Portfolio)).


For more information on the underlying Portfolios, please refer to their investment summaries included in this prospectus.

SP Davis Value Portfolio

SP Davis Value Portfolio's investment objective is growth of capital. The Portfolio invests primarily in common stock of U.S. companies with market capitalizations of at least $5 billion.


The portfolio managers use the investment philosophy of Davis Selected Advisers, L.P. to select common stocks of quality, overlooked growth companies at value prices and to hold them for the long-term. They look for companies with sustainable growth rates selling at modest price-earnings multiples that they hope will expand as other investors recognize the company's true worth. The portfolio managers believe that if you combine a sustainable growth rate with a gradually expanding multiple, these rates compound and can generate returns that could exceed average returns earned by investing in large capitalization domestic stocks. They consider selling a company if the company no longer exhibits the characteristics that they believe foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns. There is a risk that "Value" Stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.


   Principal Risks:
    .  company risk
    .  liquidity risk
    .  management risk
    .  market risk

SP Deutsche International Equity Portfolio


The Portfolio's investment objective is to invest for long-term capital appreciation. The Portfolio normally invests at least 80% of its investable assets (net assets plus borrowings made for investment purposes) in the stocks and other equity securities of companies in developed countries outside the United States. The Portfolio seeks to achieve its goal by investing primarily in companies in developed foreign countries. The companies are selected by an extensive tracking system plus the input of experts from various financial disciplines. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Deutsche Asset Management Inc. (DAMI)


   Principal Risks:
    .  company risk


    .  foreign investment risk


    .  management risk
    .  market risk

SP Growth Asset Allocation Portfolio

The SP Growth Asset Allocation Portfolio seeks to provide long-term growth of capital with consideration also given to current income, by investing in large-cap equity Portfolios, fixed income Portfolios, international equity Portfolios, and small/mid-cap equity Portfolios. Pertinent risks are those associated with each Portfolio in which this Portfolio invests. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.


The Growth Asset Allocation Portfolio invests in shares of the following
Portfolios:



    . a large capitalization equity component (approximately 45% of the Portfolio, invested in shares of the SP Davis Value Portfolio (22.5% of Portfolio), the SP Alliance Large Cap Growth Portfolio (11.25% of Portfolio), and the Jennison Portfolio (11.25% of Portfolio)); and


    . a fixed income component (approximately 20% of the Portfolio, invested in shares of the SP PIMCO High Yield Portfolio (10% of Portfolio) and the SP PIMCO Total Return Portfolio (10% of Portfolio)); and

    . an international component (approximately 20% of the Portfolio, invested in shares of the SP Jennison International Growth Portfolio (10% of Portfolio) and the SP Deutsche International Equity Portfolio (10% of Portfolio)); and

    . a small/mid capitalization equity component (approximately 15% of the Portfolio, invested in shares of the SP Small/Mid-Cap Value Portfolio (7.5% of Portfolio) and the SP Prudential U.S. Emerging Growth Portfolio (7.5% of Portfolio)).


For more information on the underlying Portfolios, please refer to their investment summaries included in this prospectus.


SP INVESCO Small Company Growth Portfolio


The Portfolio seeks long-term capital growth. Under normal circumstances, the Portfolio will invest at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in small-capitalization companies -- those which are included in the Russell 2000 Growth Index at the time of purchase, or if not included in that index, have market capitalizations of $2.5 billion or below at the time of purchase.


Investments in small, developing companies carry greater risk than investments in larger, more established companies. Developing companies generally face intense competition, and have a higher rate of failure than larger companies. On the other hand, large companies were once small companies themselves, and the growth opportunities of some small companies may be quite high. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by INVESCO Funds Group, Inc.

   Principal Risks:
    .  company risk


    .  management risk
    .  market risk



SP Jennison International Growth Portfolio

The Portfolio's investment objective is long-term growth of capital. The Portfolio seeks to achieve this objective by investing in equity-related securities of foreign issuers. This means the Portfolio looks for investments that Jennison Associates LLC thinks will increase in value over a period of years. To achieve its objective, the Portfolio invests primarily in the common stock of large and medium-sized foreign companies. Under normal circumstances, the Portfolio invests at least 65% of its total assets in common stock of foreign companies operating or based in at least five different countries. The Portfolio looks primarily for stocks of companies whose earnings are growing at a faster rate than other companies. These companies typically have characteristics such as above average growth in earnings and cash flow, improving profitability, strong balance sheets, management strength and strong market share for its products. The Portfolio also tries to buy such stocks at attractive prices in relation to their growth prospects. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk


    .  foreign investment risk


    .  market risk

SP Large Cap Value Portfolio


The Portfolio's investment objective is long-term growth of capital. The portfolio's investment strategy includes normally investing at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Standard & Poor's 500 Composite Stock Price Index or the Russell 1000 Index). The Portfolio normally invests its assets primarily in common stocks. The Portfolio invests in securities of companies that Fidelity Management & Research Company (FMR) believes are undervalued in the marketplace in relation to factors such as assets, earnings, growth potential or cash flow in relation to securities of other companies in the same industry (stocks of these companies are often called "value" stocks). The Portfolio invests in domestic and foreign issuers. The Portfolio uses fundamental analysis of each issuer's financial condition, its industry position and market and economic conditions, along with statistical models to evaluate growth potential, valuation, liquidity and investment risk, to select investments. There is a risk that "value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. An investment in this Portfolio, like any Portfolio, is not a deposit of a bank, and is not insured by the Federal Deposit Insurance Corporation or any other government agency. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.


   Principal Risks:
    .  company risk


    .  foreign investment risk


    .  management risk
    .  market risk

SP MFS Capital Opportunities Portfolio


The Portfolio's investment objective is capital appreciation. The Portfolio invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The Portfolio focuses on companies which Massachusetts Financial Services Company (MFS) believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Portfolio's investments may include securities listed on a securities exchange or traded in the over-the-counter markets. MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Portfolio's portfolio manager and MFS's large group of equity research analysts. The Portfolio may invest in foreign securities (including emerging market securities), through which it may have exposure to foreign currencies. The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. High portfolio turnover results in higher transaction costs and can affect the Portfolio's performance.


   Principal Risks:
    .  company risk


    .  foreign investment risk


    .  management risk
    .  market risk

    .  portfolio turnover risk


SP MFS Mid-Cap Growth Portfolio


The Portfolio's investment objective is long-term growth of capital. The Portfolio invests, under normal market conditions, at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. These securities typically are of medium market capitalizations, which Massachusetts Financial Services Company (MFS) believes have above-average growth potential.



Medium market capitalization companies are defined by the Portfolio as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap(TM) Growth Index range at the time of the Portfolio's investment. This Index is a widely recognized, unmanaged index of mid-cap common stock prices. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap(TM) Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the Portfolio's 80% investment policy. The Portfolio's investments may include securities listed on a securities exchange or traded in the over-the-counter markets. MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the portfolio manager and MFS's large group of equity research analysts. The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest a relatively high percentage of its assets in a small number of issuers. The Portfolio may invest in foreign securities (including emerging markets securities). The Portfolio is expected to engage in active and frequent trading to achieve its principal investment strategies. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.


   Principal Risks:
    .  company risk


    .  foreign investment risk


    .  management risk
    .  market risk

    .  portfolio turnover risk


SP PIMCO High Yield Portfolio


The investment objective of the Portfolio is to seek maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in a diversified portfolio of high yield/high risk securities rated below investment grade but rated at least B by Moody's Investor Service, Inc. (Moody's) or Standard & Poor's Ratings Group (S&P), or, if unrated, determined by Pacific Investment Management Company (PIMCO) to be of comparable quality. The remainder of the Portfolio's assets may be invested in investment grade fixed income instruments. The average duration of the Portfolio normally varies within a two- to six-year time frame based on PIMCO's forecast for interest rates. The Portfolio may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its assets in euro-denominated securities. The Portfolio normally will hedge at least 75% of its exposure to the euro to reduce the risk of loss due to fluctuations in currency exchange rates. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.


   Principal Risks:
    .  credit risk
    .  derivatives risk
    .  foreign investment risk
    .  high yield risk
    .  interest rate risk
    .  leveraging risk
    .  liquidity risk
    .  management risk
    .  market risk
    .  mortgage risk

SP PIMCO Total Return Portfolio


The investment objective of the Portfolio is to seek maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of fixed income instruments of varying maturities. The average portfolio duration of this Portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.


   Principal Risks:
    .  credit risk
    .  derivatives risk


    .  interest rate risk


    .  management risk

SP Prudential U.S. Emerging Growth Portfolio


The Portfolio's investment objective is long-term capital appreciation, which means that the Portfolio seeks investments whose price will increase over several years. The Portfolio normally invests at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in equity securities of small and medium-sized U.S. companies that Jennison Associates LLC believes have the potential for above-average growth. The Portfolio also may use derivatives for hedging or to improve the Portfolio's returns. The Portfolio may actively and frequently trade its portfolio securities. High portfolio turnover results in higher transaction costs and can affect the Portfolio's performance. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.


   Principal Risks:
    .  company risk


    .  foreign investment risk


    .  management risk
    .  market risk

SP Small/Mid-Cap Value Portfolio


The Portfolio's investment objective is long-term growth of capital. The Portfolio's investment strategy includes normally investing at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in securities of companies with small to medium market capitalizations (those with market capitalizations similar to companies in the S&P Small Cap 600 or the Russell 2000 for small market capitalization and the S&P MidCap 400 or the Russell Midcap(R) Index for medium market capitalization). The Portfolio normally invests its assets primarily in common stocks. The Portfolio invests in securities of companies that Fidelity Management & Research Company (FMR) believes are undervalued in the marketplace in relation to factors such as assets, earnings, growth potential or cash flow, or in relation to securities of other companies in the same industry, (stocks of these companies are often called "value" stocks). The Portfolio invests in domestic and foreign issuers. The Portfolio uses fundamental analysis of each issuer's financial condition, its industry position and market and economic conditions, along with statistical models to evaluate growth potential, valuation, liquidity and investment risk to select investments. There is a risk that "value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. An investment in this Portfolio, like any Portfolio, is not a deposit of a bank, and is not insured by the Federal Deposit Insurance Corporation or any other government agency. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.


   Principal Risks:
    .  company risk


    .  foreign investment risk


    .  liquidity risk
    .  management risk
    .  market risk

SP Strategic Partners Focused Growth Portfolio


The Portfolio's investment objective is long-term growth of capital. This means the Portfolio seeks investments whose price will increase over several years. The Portfolio normally invests at least 65% of its total assets in equity-related securities of U.S. companies that the adviser believes to have strong capital appreciation potential. The Portfolio's strategy is to combine the efforts of two investment advisers and to invest in the favorite stock selection ideas of three portfolio managers (two of whom invest as a team). Each investment adviser to the Portfolio utilizes a growth style to select approximately 20 securities. The portfolio managers build a portfolio with stocks in which they have the highest confidence and may invest more than 5% of the Portfolio's assets in any one issuer. The Portfolio is nondiversified, meaning it can invest a relatively high percentage of its assets in a small number of issuers. Investing in a nondiversified portfolio, particularly a portfolio investing in approximately 40 equity-related securities, involves greater risk than investing in a diversified portfolio because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified portfolio. The Portfolio may actively and frequently trade its portfolio securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Jennison Associates LLC and Alliance Capital Management, L.P.

   Principal Risks:
    .  company risk


    .  foreign investment risk


    .  management risk
    .  market risk

    .  portfolio turnover risk


PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.



Credit risk. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt -- also known as "high-yield bonds" and "junk bonds" -- have a higher risk of default and tend to be less liquid than higher-rated securities.

Derivatives risk. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances.


Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below.


   Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

   Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

   Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

   Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

   Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

   Political developments. Political developments may adversely affect the value of a Portfolio's foreign securities.


   Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.


   Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

High yield risk. Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce a Portfolio's ability to sell its high yield securities (liquidity risk).

Industry/sector risk. Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio's performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.

Interest rate risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Leveraging risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's securities.

Liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management risk. Actively managed investment portfolios are subject to management risk. Each sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk. A Portfolio that purchases mortgage related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.


Portfolio turnover risk. A Portfolio's investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and taxable capital gain distributions to a Portfolio's shareholders.


                                    *  *  *

For more information about the risks associated with the Portfolios, see "How the Portfolios Invest -- Investment Risks."

                                    *  *  *

EVALUATING PERFORMANCE

--------------------------------------------------------------------------------
Conservative Balanced Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

                        Annual Returns* (Class I Shares)

1992    1993    1994    1995    1996    1997    1998    1999    2000     2001
----    ----    ----    ----    ----    ----    ----    ----    ----     ----
6.95%  12.20%  (0.97%) 17.27%  12.63%  13.45%  11.74%   6.69%  (0.48)%  (2.02)%

BEST QUARTER: 7.62% (2/nd/ quarter of 1997)
WORST QUARTER: (6.03)% (3/rd/ quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.



Average Annual Returns* (as of 12/31/01)


--------------------------------------------------------------------------------

                                              1 YEAR  5 YEARS 10 YEARS
                                              ------- ------- --------
Class I shares                                 -2.02%  5.69%    7.55%
S&P 500**                                     -11.88% 10.70%   12.93%
Conservative Balanced Custom Blended Index***  -2.22%  8.81%    9.81%
Lipper Average****                             -2.87%  8.04%    9.19%


--------------------------------------------------------------------------------
  *The Portfolio's returns are after deduction of expenses and do not include
   Contract charges.

 **The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.


***The Conservative Balanced Custom Blended Index consists of the Standard &
   Poor's 500 Composite Stock Price Index (50%), the Lehman Aggregate Bond Index (40%) and the T-Bill 3 Month Blend (10%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Prudential Investments LLC.


****The Lipper/Variable Insurance Products (VIP) Balanced Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Diversified Bond Portfolio
--------------------------------------------------------------------------------


A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.


                                    [CHART]

                        Annual Returns* (Class I shares)

1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
7.19%  10.13%  (3.23)%  20.73%  4.40%   8.57%   7.15%  (0.74)%  9.72%   6.98

BEST QUARTER: 7.32% (2nd quarter of 1995)     WORST QUARTER: -2.83% (1st
quarter of 1994)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.



Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                              1 YEAR 5 YEARS 10 YEARS
                              ------ ------- --------
Class I shares                6.98%   6.27%   6.92%
Lehman Aggregate Bond Index** 8.44%   7.43%   7.23%
Lipper Average***             7.57%   6.44%   7.07%

--------------------------------------------------------------------------------
  * The Portfolio's returns are after deduction of expenses and do not include Contract charges.

 ** The Lehman Aggregate Bond Index is comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.


*** The Lipper Variable Insurance Products (VIP) Corporate Debt BBB Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Diversified Conservative Growth Portfolio
--------------------------------------------------------------------------------


A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.


                                    [CHART]

Annual Returns* (Class I shares)

2000    2001
----    ----
3.79%   1.51%

BEST QUARTER: 7.80% (4th quarter of 1999)     WORST QUARTER: -5.74% (3rd
quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.



Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                                 SINCE
                                                               INCEPTION
                                                       1 YEAR  (5/3/99)
                                                       ------- ---------
        Class I shares                                   1.51%   4.26%
        S&P 500**                                      -11.88%  -4.31%
        Diversified Conservative Growth Custom Blended
          Index***                                       1.28%   2.39%
        Lipper Average****                              -0.28%   1.83%

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.

** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source:
      Lipper, Inc.


*** The Diversified Conservative Growth Custom Blended Index consists of the Standard & Poor's Barra Value Index (15%), the Standard & Poor's Barra Growth Index (15%), the Russell 2000 Value Index (5%), the Russell 2000 Growth Index (5%), the Lehman Aggregate Bond Index (40%), and the Lehman High Yield Bond Index (20%). The "Since Inception" return reflects the closest calendar month-end return. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source:
      Prudential Investments LLC.


**** The Lipper Variable Insurance Products (VIP) Income Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Equity Portfolio
--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

                       Annual Returns* (Class I shares)
                      ---------------------------------
1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
14.17%  21.87%  2.78%   31.29%  18.52%  24.66%  9.34%   12.49%  3.28%  (11.18)%

BEST QUARTER: 14.84% (2nd quarter of 1999)     WORST QUARTER: -15.58% (3rd quarter of 2001)


* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.



Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                                        SINCE
                                                                      CLASS II
                                                                      INCEPTION
                                             1 YEAR  5 YEARS 10 YEARS (5/3/99)
                                             ------- ------- -------- ---------
Class I shares                               -11.18%  7.06%   12.09%     --
Class II shares                              -11.57%   --       --     -3.75%
S&P 500**                                    -11.88% 10.70%   12.93%   -4.31%
Russell 1000(R) Index***                     -20.42%  8.27%   10.79%     --
Lipper Average****                           -13.03%  7.94%   11.14%     --

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.

** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.


*** The Russell 1000(R) Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source:
   Lipper, Inc.


****The Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Flexible Managed Portfolio

--------------------------------------------------------------------------------


A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.


                                    [CHART]

                       Annual Returns* (Class I shares)
                       --------------------------------
1992    1993     1994    1995    1996    1997    1998    1999     2000    2001
----    ----     ----    ----    ----    ----    ----    ----     ----    ----
7.61%   15.58%  (3.16)%  24.13%  13.64%  17.96%  10.24%  7.78%   (1.44)% (5.68)%

BEST QUARTER: 10.89% (2nd quarter of 1997)
WORST QUARTER: -9.46% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.



Average Annual Returns* (as of 12/31/01)


--------------------------------------------------------------------------------

                                         1 YEAR  5 YEARS 10 YEARS
                                         ------- ------- --------
               Class I shares             -5.68%  5.43%    8.27%
               S&P 500**                 -11.88% 10.70%   12.93%
               Flexible Managed
                 Custom Blended Index***  -4.00%  9.26%   10.52%
               Lipper Average****         -5.27%  7.95%    9.62%


--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.

** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.


***The Flexible Managed Custom Blended Index consists of the S&P 500 (60%), the
   Lehman Aggregate Bond Index (35%) and the T-Bill 3-month Blend (5%). The returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source Prudential Investments LLC.


****The Lipper Variable Insurance Products (VIP) Flexible Portfolio Funds
    Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Global Portfolio

--------------------------------------------------------------------------------


A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.


                                    [CHART]

                      Annual Returns* (Class I shares)
                      --------------------------------
1992     1993    1994    1995    1996    1997   1998     1999     2000    2001
----     ----    ----    ----    ----    ----   ----     ----     ----    ----
(3.42)%  43.14% (4.89)%  15.88%  19.97%  6.98%  25.08%  48.27% (17.68)% (17.64)%

BEST QUARTER: 31.05% (4th quarter of 1999)
WORST QUARTER: -21.45% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.



Average Annual Returns* (as of 12/31/01)


--------------------------------------------------------------------------------

                   1 YEAR  5 YEARS 10 YEARS
                   ------- ------- --------
Class I shares     -17.64%  6.11%   9.39%
MSCI World Index** -16.82%  5.37%   8.06%
Lipper Average***  -15.28%  6.38%   9.57%


--------------------------------------------------------------------------------
 * The Portfolio's returns are after deduction of expenses and do not include Contract charges.

** The Morgan Stanley Capital International World Index (MSCI World Index) is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the U.S.A., Europe, Canada, Australia, New Zealand and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.


*** The Lipper Variable Insurance Products (VIP) Global Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Government Income Portfolio

--------------------------------------------------------------------------------


A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.


                                    [CHART]


Annual Return* (Class I shares)

1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
5.85%  12.56%  (5.16)%  19.48%  2.22%   9.67%   9.09%  (2.70)%  12.78%  8.06%

BEST QUARTER: 6.72% (2nd quarter of 1995)
WORST QUARTER: (3.93)% (1st quarter of 1994)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.



Average Annual Returns* (as of 12/31/01)


--------------------------------------------------------------------------------

                          1 YEAR 5 YEARS 10 YEARS
                          ------ ------- --------
Class I shares            8.06%   7.24%   6.95%
Lehman Govt. Bond Index** 7.23%   7.40%   7.14%
Lipper Average***         6.68%   6.70%   6.55%


--------------------------------------------------------------------------------
 * The Portfolio's returns are after deduction of expenses and do not include Contract charges.

** The Lehman Government Bond Index is a weighted index comprised of securities issued or backed by the U.S. government, its agencies and instrumentalities with a remaining maturity of one to 30 years. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.


*** The Lipper Variable Insurance Products (VIP) General U.S. Government Funds
    Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
High Yield Bond Portfolio

--------------------------------------------------------------------------------


A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.


                                    [CHART]

                       Annual Returns* (Class I shares)
                       --------------------------------
1992    1993    1994    1995    1996    1997    1998    1999    2000     2001
----    ----    ----    ----    ----    ----    ----    ----    ----     ----
17.53%  19.27% (2.72)%  17.56%  11.39%  13.78% (2.36)%  4.61%  (7.91)%  (0.44)%

BEST QUARTER: 7.12% (1st quarter of 1992)
WORST QUARTER: -9.50% (3rd quarter of 1998)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.



Average Annual Returns* (as of 12/31/01)


--------------------------------------------------------------------------------

                                         1 YEAR 5 YEARS 10 YEARS
                                         ------ ------- --------
               Class I shares            -0.44%  1.28%   6.64%
               Lehman High Yield Index**  5.28%  3.11%   7.58%
               Lipper Average***          1.13%  1.60%   6.59%


--------------------------------------------------------------------------------
  * The Portfolio's returns are after deduction of expenses and do not include Contract charges.

 ** The Lehman High Yield Index is made up of over 700 noninvestment grade bonds. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns would have been lower if they included the effect of these expenses.
    Source: Lipper, Inc.


*** The Lipper Variable Insurance Products (VIP) High Current Yield Funds
    Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------

Jennison Portfolio (formerly, Prudential Jennison Portfolio)


--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                  [CHART]

      Annual Returns* (Class I shares)
      --------------------------------
1996     1997    1998    1999    2000     2001
------  ------  ------ -------  -------  -------
14.41%  31.71%  37.46%  41.76%  (17.38)% (18.25)%

BEST QUARTER: 29.46% (4/th/ quarter of 1998)
WORST QUARTER: (19.83)% (3/rd/ quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.



Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                SINCE CLASS I SINCE CLASS II
                                                  INCEPTION     INCEPTION
                                1 YEAR  5 YEARS   (4/25/95)     (2/10/00)
                                ------- ------- ------------- --------------
Class I shares                  -18.25% 11.70%     14.66%          --
Class II shares                 -18.60%   --         --          -21.45%
S&P 500**                       -11.88% 10.70%     14.66%         -8.50%
Russell 1000(R) Growth Index*** -20.42%  8.27%     12.90%          --
Lipper Average****              -21.88%  8.75%     12.70%          --

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.

** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. Companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.


*** The Russell 1000(R) Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.


****The Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------

Jennison 20/20 Focus Portfolio (formerly, 20/20 Focus Portfolio)

--------------------------------------------------------------------------------


A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.


                                    [CHART]




Annual Returns* (Class I shares)

 2000     2001
 ----     ----
 (5.41%  (1.01)%

BEST QUARTER: 18.80% (4th quarter of 1999)
WORST QUARTER: -14.47% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.



Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                  SINCE     SINCE
                                                 CLASS I  CLASS II
                                                INCEPTION INCEPTION
                                        1 YEAR  (5/3/99)  (2/15/00)
                                        ------- --------- ---------
Class I shares                           -1.01%   4.12%      --
Class II shares                          -1.30%    --      -1.51%
S&P 500**                               -11.88%  -4.31%    -8.50%
Russell(R) 1000 Index***                -12.45%  -3.88%      --
Lipper Large Cap Core Funds Average**** -13.03%  -4.26%      --
Lipper Multi Cap Core Funds Average**** -12.94%    .23%      --

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.

** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.


***The Russell(R) 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source:


****The Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average and Multi Cap Core Funds Average are calculated by Lipper Analytical Services, Inc. and reflect the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return.
    Source: Lipper, Inc. Although Lipper classifies the Portfolio in the Multi Cap Core Funds Average, the returns for the Large Cap Core Funds Average is also shown, because the management of the portfolios in the Large Cap Core Funds Average is more consistent with the management of the Portfolio.

--------------------------------------------------------------------------------
Money Market Portfolio

--------------------------------------------------------------------------------


A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a group of similar mutual funds. Past performance does not assure that the Portfolio will achieve similar results in the future.


                                    [CHART]





Annual Returns* (Class I shares)

1992    1993    1994    1995    1996     1997    1998     1999    2000     2001
----    ----    ----    ----    ----     ----    ----     ----    ----     ----
3.79%   2.95%   4.05%   5.80%   5.22%    5.41%   5.39%    4.97%   6.20%    4.22%

BEST QUARTER: 1.59% (3rd quarter of 2000)
WORST QUARTER: 0.66% (4th quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.



Average Annual Returns* (as of 12/31/01)


--------------------------------------------------------------------------------

                  1 YEAR    5 YEARS  10 YEARS
                 --------- --------- ---------
Class I shares       4.22%     5.24%     4.80%
Lipper Average**     3.73%     4.96%     4.54%


--------------------------------------------------------------------------------
 * The Portfolio's returns are after deduction of expenses and do not include Contract charges.

** The Lipper Variable Insurance Products (VIP) Money Market Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.



7-Day Yield* (as of 12/31/01)



 Money Market Portfolio          1.89%
 Average Money Market Fund**     1.45%

 * The Portfolio's yield is after deduction of expenses and does not include Contract charges.

** Source: iMoneyNet, Inc. As of 12/31/01, based on the iMoneyNet First and Second Tier General Purpose Retail Universe.

--------------------------------------------------------------------------------
Natural Resources Portfolio

--------------------------------------------------------------------------------


A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.


                                    [CHART]


Annual Returns* (Class I shares)

1992   1993    1994    1995    1996    1997     1998     1999    2000    2001
----   ----    ----    ----    ----    ----     ----     ----    ----    ----
7.30%  25.15% (4.30)%  26.92%  30.88% (11.59)% (17.10)%  45.99%  37.66% (10.08)%

BEST QUARTER: 24.94% (2nd quarter of 1999)
WORST QUARTER: -21.60% (4th quarter of 1997)


* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.



Average Annual Returns* (as of 12/31/01)


--------------------------------------------------------------------------------

                                  1 YEAR     5 YEARS    10 YEARS
                                ----------- ---------- ----------
              Class I shares        -10.08%      5.78%     10.95%
              S&P 500**             -11.88%     10.70%     12.93%
              Lipper Average***     -11.50%      0.28%      5.10%


--------------------------------------------------------------------------------
  * The Portfolio's returns are after deduction of expenses and do not include Contract charges.

 ** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.


*** The Lipper Variable Insurance Products (VIP) Natural Resources Funds
    Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Small Capitalization Stock Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]



Annual Returns* (Class I shares)

1996      1997      1998      1999      2000      2001
----      ----      ----      ----      ----      ----
19.77%  25.17%     (0.76)%    12.68%    12.81%    5.53%

BEST QUARTER: 20.50% (4th quarter of 2001)
WORST QUARTER: -20.61% (3rd quarter of 1998)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.



Average Annual Returns* (as of 12/31/01)


--------------------------------------------------------------------------------

                                                SINCE
                                              INCEPTION
                          1 YEAR    5 YEARS   (4/25/95)
                         --------- ---------- ----------
Class I shares               5.53%     10.75%     13.94%
S&P SmallCap 600 Index**     6.51%     10.65%     14.34%
Lipper Average***            2.85%      9.81%     13.00%


--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.

** The Standard & Poor's SmallCap 600 Index (S&P SmallCap 600) is a capital-weighted index representing the aggregate market value of the common equity of 600 small company stocks. The S&P SmallCap 600 Index is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the portfolio. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest month-end return. Source: Lipper, Inc.


*** The Lipper Variable Insurance Products (VIP) Small Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Stock Index Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                               [CHART]

Annual Returns* (Class I shares)

1992   1993   1994   1995   1996   1997    1998   1999    2000    2001
----   ----   ----   ----   ----   ----    ----   ----    ----    ----
7.13%  9.66%  1.01% 37.06% 22.57% 32.83%  28.42%  20.54% (9.03)% (12.05)%

BEST QUARTER: 21.44% (4/th/ quarter of 1998)
WORST QUARTER: (14.70)% (3/rd/ quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.



Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                  1 YEAR  5 YEARS 10 YEARS
                  ------  ------- --------
Class I shares    -12.05% 10.47%   12.61%
S&P 500**         -11.88% 10.70%   12.93%
Lipper Average*** -12.22% 10.37%   12.53%

--------------------------------------------------------------------------------
* The Portfolio's returns are after deduction of expenses and do not include Contract charges.

** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.


*** The Lipper Variable Insurance Products (VIP) S&P 500 Index Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------
Value Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]






Annual Returns* (Class I shares)

1992     1993   1994    1995    1996    1997    1998    1999    2000    2001
----     ----   ----    ----    ----    ----    ----    ----    ----    ----
10.14%  22.28%  1.44%   21.70%  21.74%  36.61% (2.38)%  12.52%  15.59%  (2.08)%


BEST QUARTER: 16.54% (2nd quarter of 1997)
WORST QUARTER: -18.14% (3rd quarter of 1998)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.



Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                1 YEAR  5 YEARS 10 YEARS
                                                ------  ------- --------
       Class I Shares                            -2.08% 11.18%   13.14%
       S&P 500**                                -11.88% 10.70%   12.93%
       Russell(R) 1000 Value Index***            -5.59% 11.13%   14.13%
       Lipper Large Cap Value Funds
         Average****                             -5.98%  8.68%   12.38%
       Lipper Multi Cap Value Funds Average****  -0.22%  9.81%   11.17%

--------------------------------------------------------------------------------

  *The Portfolio's returns are after deduction of expenses and do not include
   Contract charges. Returns shown are for Class I shares only. Returns are not shown for Class II shares, because Class II shares have not yet been in existence for a full calendar year (Class II inception date: 5/14/01). Returns for Class II shares would have been lower than for Class I due to higher expenses.


 **The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.


*** TheRussell(R) 1000 Value Index consists of those securities included in the Russell 1000 Index that have a less-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.


****The Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average and Multi Cap Value Funds Average are calculated by Lipper Analytical Services, Inc. and reflect the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Although Lipper classifies the Portfolio within the Multi Cap Value Funds Average, the returns for the Large Cap Value Funds Average is also shown, because the management of the portfolios included in the Large Cap Value Funds Average are more consistent with the management of the Portfolio.

--------------------------------------------------------------------------------
Zero Coupon Bond Portfolio -- 2005

--------------------------------------------------------------------------------


A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolios will achieve similar results in the future.

                                    [CHART]


1992      9.66%
1993      21.94%
1994     -9.61%
1995      31.85%
1996     -1.01%
1997      11.18%
1998      12.35%
1999     -5.66%
2000     -9.03%
2001      8.11%

BEST QUARTER: 12.13% (2nd quarter of 1995)     WORST QUARTER: -7.55% (1st
quarter of 1994)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.



Average Annual Returns* (as of 12/31/01)


--------------------------------------------------------------------------------

                          1 YEAR 5 YEARS 10 YEARS
                          ------ ------- --------
Class I shares            8.11%   7.70%   8.62%
Lehman Govt. Bond Index** 7.23%   7.40%   7.14%
Lipper Average***         6.33%   7.92%   9.16%


--------------------------------------------------------------------------------
  * The Portfolio's returns are after deduction of expenses and do not include Contract charges.

 ** The Lehman Brothers Government Bond Index (LGI) is a weighted index made up of securities issued or backed by the U.S. government, its agencies and instrumentalities with a remaining maturity of one to 30 years. The LGI is an unmanaged index and includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.


*** The Lipper Variable Insurance Products (VIP) Target Maturity Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

--------------------------------------------------------------------------------

SP Aggressive Growth Asset Allocation Portfolio


--------------------------------------------------------------------------------


A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]





Annual Returns* (Class I shares)

 2001
 ----
(17.92)%

BEST QUARTER: 12.24% (4th quarter of 2001)
WORST QUARTER: -18.08% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.



Average Annual Returns* (as of 12/31/01)


--------------------------------------------------------------------------------

                                                       SINCE
                                                     INCEPTION
                                             1 YEAR  (9/22/00)
                                             ------- ---------
Class I shares                               -17.92%  -18.84%
S&P 500**                                    -11.88%  -15.32%
Aggressive Growth AA Custom Blended Index*** -12.46%  -16.17%
Lipper Average****                           -12.94%  -15.14%


--------------------------------------------------------------------------------

  *The Portfolio's returns are after deduction of expenses and do not include
   Contract charges.


 **The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.


***The Aggressive Growth AA Custom Blended Index consists of the Russell(R)
   1000 Value Index (20%), the Russell 1000 Growth Index (20%), the Russell 2500 Value Index (12.5%), the Russell Mid-Cap Growth Index (12.5%), and the MSCI EAFE Index (35%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source:


****The Lipper Variable Insurance Products (VIP) Multi-Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------

SP AIM Aggressive Growth Portfolio


--------------------------------------------------------------------------------


A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

 Annual Returns* (Class I shares)

  2001
  -----
 (24.53)%

BEST QUARTER:14.26%(4th quarter of 2001) WORST QUARTER:-24.17%(3rd quarter of
2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.



Average Annual Returns* (as of 12/31/01)


--------------------------------------------------------------------------------

                                                          SINCE
                                                        INCEPTION
                                                1 YEAR  (9/22/00)
                                                ------  ---------
               Class I shares                   -24.53%  -28.74%
               Russell 2500(R) Index**            1.22%   -2.00%
               Russell 2500(TM) Growth Index*** -10.75%  -23.14%
               Lipper Average****               -23.31%  -32.40%


--------------------------------------------------------------------------------

* The Portfolio's returns are after deduction of expenses and do not include Contract charges.


 **The Russell 2500(R) Index measures the performance of the 500 smallest companies in the Russell 1000 Index and all 2000 companies included in the Russell 2000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.


*** The Russell 2500(TM) Growth Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.


****The Lipper Variable Insurance Products (VIP) Mid-Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------

SP AIM Core Equity Portfolio (formerly, SP AIM Growth and Income Portfolio)


--------------------------------------------------------------------------------


A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.


                                    [CHART]

 Annual Returns* (Class I shares)

  2001
  -----
 (22.68)%

BEST QUARTER:14.41%(4th quarter of 2001)  WORST QUARTER:-21.41%(3rd quarter of
2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.





Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                              SINCE
                                                            INCEPTION
                                                    1 YEAR  (9/22/00)
                                                    ------- ---------
          Class I Shares                            -22.68%  -28.53%
          S&P 500**                                 -11.88%  -15.32%
          Russell 1000(R) Index***                  -12.45%  -16.74%
          Lipper Large Cap Growth Funds Average**** -21.88%  -28.52%
          Lipper Large Cap Core Funds Average****   -13.03%  -15.58%

--------------------------------------------------------------------------------


  *The Portfolio's returns are after deduction of expenses and do not include
   Contract charges.


 **The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.


***The Russell 1000(R) Index consists of the 1000 largest companies included in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source:
   Lipper, Inc.


****The Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average and Large Cap Core Funds Average are calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Although Lipper classifies the Portfolio within the Large Cap Growth Funds Average, the returns for the Large Cap Core Funds Average is also shown, because the management of the portfolios included in the Large Cap Core Funds Average is more consistent with the management of the Portfolio.

--------------------------------------------------------------------------------

SP Alliance Large Cap Growth Portfolio


--------------------------------------------------------------------------------


A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.




                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (14.47)%

BEST QUARTER: 14.58% (4th quarter of 2001)   WORST QUARTER: -16.82% (3rd
quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.



Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                              SINCE
                                                            INCEPTION
                                                    1 YEAR  (9/22/00)
                                                    ------- ---------
          Class I shares                            -14.47%  -21.71%
          Russell 1000(R) Index**                   -12.45%  -16.74%
          Russell 1000(R) Growth Index***           -20.42%  -31.26%
          Lipper Large Cap Growth Funds Average**** -21.88%  -28.52%
          Lipper Multi-Cap Core Funds Average****   -12.94%  -15.14%

--------------------------------------------------------------------------------

  *The Portfolio's returns are after deduction of expenses and do not include
   Contract charges.


 **The Russell 1000(R) Index consists of the 1000 largest companies in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source:
   Lipper, Inc.


***The Russell 1000(R) Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of investment management expenses. The returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return.


****The Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average and Multi-Cap Core Funds Average are calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Although Lipper classifies the Portfolio within the Multi-Cap Core Funds Average, the returns for the Large Cap Growth Funds Average is also shown, because the management of the portfolios included in the Large Cap Growth Funds average is more consistent with the management of the Portfolio.

--------------------------------------------------------------------------------

SP Alliance Technology Portfolio


--------------------------------------------------------------------------------


A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (25.07)%

BEST QUARTER: 33.41% (4th quarter of 2001) WORST QUARTER: -34.25% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.



Average Annual Returns* (as of 12/31/01)


--------------------------------------------------------------------------------

                                                       SINCE
                                                     INCEPTION
                                             1 YEAR  (9/22/00)
                                             ------- ---------
Class I shares                               -25.07%  -35.49%
S&P 500**                                    -11.88%  -15.32%
S&P Supercomposite 1500
Technology Index***                          -22.16%  -39.58%
Lipper Average****                           -21.29%  -27.50%


--------------------------------------------------------------------------------

  *The Portfolio's returns are after deduction of expenses and do not include
   Contract charges.




 **The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.


***The Standard & Poor's Supercomposite 1500 Technology Index is a capitalization-weighted index designed to measure the performance of the technology component of the S&P 500 Index. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.


****The Lipper Variable Insurance Products (VIP) Specialty/Miscellaneous Funds
    Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------

SP Balanced Asset Allocation Portfolio


--------------------------------------------------------------------------------


A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with market indexes and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (5.99)%

BEST QUARTER: 8.40% (4th quarter of 2001)   WORST QUARTER: -9.62% (3rd quarter
of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.



Average Annual Returns* (as of 12/31/01)


--------------------------------------------------------------------------------

                                                SINCE
                                              INCEPTION
                                     1 YEAR   (9/22/00)
                                    --------- ---------
Class I shares                         -5.99%    -5.79%
S&P 500**                             -11.88%   -15.32%
Balanced AA Custom Blended Index***    -2.97%    -5.95%
Lipper Average****                     -2.87%    -2.87%


--------------------------------------------------------------------------------

  *The Portfolio's returns are after deduction of expenses and do not include
   Contract charges.


 **The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.




***The Balanced AA Custom Blended Index consists of the Russell 1000(R) Value
   Index (17.5%), the Russell 1000 Growth Index (17.5%), the Russell 2500 Value Index (7.5%), the Russell Mid-Cap Growth Index (7.5%), the Lehman Brothers Aggregate Bond Index (25%), the Lehman Brothers Intermediate BB Index (15%) and the MSCI EAFE Index (10%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Prudential Investments LLC.


****The Lipper Variable Insurance Products (VIP) Balanced Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------

SP Conservative Asset Allocation Portfolio


--------------------------------------------------------------------------------


A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with market indexes and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (0.23)%

BEST QUARTER: 6.16% (4th quarter of 2001) WORST QUARTER: -5.09% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.



Average Annual Returns* (as of 12/31/01)


--------------------------------------------------------------------------------

                                                    SINCE
                                                  INCEPTION
                                         1 YEAR   (9/22/00)
                                        --------- ---------
Class I shares                             -0.23%     0.47%
S&P 500**                                 -11.88%   -15.32%
Conservative AA Custom Blended Index***     1.68%    -0.63%
Lipper Average****                         -0.28%     0.70%


--------------------------------------------------------------------------------

* The Portfolio's returns are after deduction of expenses and do not include Contract charges.


** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.


*** The Conservative AA Custom Blended Index consists of the Russell 1000(R)
    Value Index (15%), the Russell 1000 Growth Index (15%), the Russell 2500 Value Index (5%), the Lehman Brothers Aggregate Bond Index (40%), the Lehman Brothers Intermediate BB Index (20%) and the Russell Mid-Cap Growth Index (5%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Prudential Investments LLC.


****The Lipper Variable Insurance Products (VIP) Income Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------

SP Davis Value Portfolio


--------------------------------------------------------------------------------


A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (10.46)%

BEST QUARTER: 10.65% (4th quarter of 2001) WORST QUARTER: -13.69% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.



Average Annual Returns* (as of 12/31/01)


--------------------------------------------------------------------------------

                                                    SINCE
                                                  INCEPTION
                                         1 YEAR   (9/22/00)
                                        --------- ---------
Class I shares                            -10.46%  -7.08%
Russell 1000(R) Value Index**              -5.59%  -1.76%
Lipper Average***                          -5.98%  -1.00%


--------------------------------------------------------------------------------

  * The Portfolio's returns are after deduction of expenses and do not include Contract charges.


 ** The Russell 1000(R) Value Index consists of those companies in the Russell
    1000 Index that have a less-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.


*** The Lipper Variable Insurance Products (VIP) Large-Cap Value Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------

SP Deutsche International Equity Portfolio


--------------------------------------------------------------------------------


A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (22.07)%

BEST QUARTER: 7.00% (4th quarter of 2001)   WORST QUARTER: -15.78% (3rd
quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.



Average Annual Returns* (as of 12/31/01)


--------------------------------------------------------------------------------

                                                       SINCE
                                                     INCEPTION
                                             1 YEAR  (9/22/00)
                                             ------- ---------
Class I shares                               -22.07%  -21.12%
MSCI EAFE Index**                            -21.44%  -19.33%
Lipper Average***                            -21.48%  -20.77%


--------------------------------------------------------------------------------

  *The Portfolio's returns are after deduction of expenses and do not include
   Contract charges.


 **The Morgan Stanley Capital International (MSCI) Europe, Australia, Far East
   (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.


***The Lipper Variable Insurance Products (VIP) International Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------

SP Growth Asset Allocation Portfolio


--------------------------------------------------------------------------------


A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with market indexes and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (11.77)%

BEST QUARTER: 10.30% (4th quarter of 2001) WORST QUARTER: -13.64% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.



Average Annual Returns* (as of 12/31/01)


--------------------------------------------------------------------------------

                                            SINCE
                                          INCEPTION
                                  1 YEAR  (9/22/00)
                                  ------- ---------
Class I shares                    -11.77%  -12.60%
S&P 500**                         -11.88%  -15.32%
Growth AA Custom Blended Index***  -8.47%  -11.50%
Lipper Average****                -12.94%  -15.14%


--------------------------------------------------------------------------------

  *The Portfolio's returns are after deduction of expenses and do not include
   Contract charges.


 **The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.


***The Growth AA Custom Blended Index consists of the Russell 1000(R) Value
   Index (22.5%), the Russell 1000 Growth Index (22.5%), the Russell 2500 Value Index (7.5%), the Russell Mid-Cap Growth Index (7.5%), the Lehman Brothers Aggregate Bond Index (10%), the Lehman Brothers Intermediate BB Index (10%) and the MSCI EAFE Index (20%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Prudential Investments LLC.


****The Lipper Variable Insurance Products (VIP) Multi-Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------

SP INVESCO Small Company Growth Portfolio




--------------------------------------------------------------------------------


A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (17.18)%

BEST QUARTER: 25.50% (4th quarter of 2001) WORST QUARTER: -26.36% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.



Average Annual Returns* (as of 12/31/01)


--------------------------------------------------------------------------------

                                                         SINCE
                                                       INCEPTION
                                               1 YEAR  (9/22/00)
                                               ------- ---------
               Class I shares                  -17.18%  -24.90%
               Russell 2000(R) Index**           2.49%   -3.69%
               Russell 2000(R) Growth Index***  -9.23%  -22.74%
               Lipper Average****              -12.40%  -21.64%


--------------------------------------------------------------------------------

  *The Portfolio's returns are after deduction of expenses and do not include
   Contract charges.


 **The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.


***The Russell 2000(R) Growth Index consists of those companies in the Russell
   2000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.


****The Lipper Variable Insurance Products (VIP) Small-Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------

SP Jennison International Growth Portfolio


--------------------------------------------------------------------------------


A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.


                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (35.64)%

BEST QUARTER: 8.35% (4th quarter of 2001)    WORST QUARTER: -20.59% (1st
quarter of 2001)


* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.



Average Annual Returns* (as of 12/31/01)


--------------------------------------------------------------------------------

                                                       SINCE     SINCE
                                                      CLASS I  CLASS II
                                                     INCEPTION INCEPTION
                                             1 YEAR  (9/22/00) (10/4/00)
                                             ------- --------- ---------
Class I shares                               -35.64%  -37.67%     --
Class II shares                              -35.92%    --      -37.67%
MSCI EAFE Index**                            -21.44%  -19.33%   -19.33%
Lipper Average***                            -21.48%  -20.77%   -20.77%


--------------------------------------------------------------------------------

  * The Portfolio's returns are after deduction of expenses and do not include Contract charges.


 ** The Morgan Stanley Capital International (MSCI) Europe, Australia, Far East
    (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australia, and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, inc.


*** The Lipper Variable Insurance Products (VIP) International Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------

SP Large Cap Value Portfolio


--------------------------------------------------------------------------------


A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (8.65)%

BEST QUARTER: 7.83% (4th quarter of 2001)
WORST QUARTER: -12.07% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.



Average Annual Returns* (as of 12/31/01)


--------------------------------------------------------------------------------

                                                                SINCE
                                                              INCEPTION
                                                      1 YEAR  (9/22/00)
                                                      ------- ---------
         Class I shares                                -8.65%    3.34%
         Russell 1000(R) Index**                      -12.45%  -16.74%
         Russell 1000(R) Value Index***                -5.59%   -1.76%
         Lipper Average****                            -5.98%   -4.97%


--------------------------------------------------------------------------------

  *The Portfolio's returns are after deduction of expenses and do not include
   Contract charges.


 **The Russell 1000(R) Index measures the performance of the 1000 largest companies in the Russell 3000 Index. The Russell 3000 index consists of the 3000 largest U.S. companies, as determined by total market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.


***The Russell 1000(R) Value Index measures the performance of those Russell
   1000(R) companies that have a less-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.


****The Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------

SP MFS Capital Opportunities Portfolio


--------------------------------------------------------------------------------


A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (23.28)%

BEST QUARTER: 17.92% (4th quarter of 2001)
WORST QUARTER: -25.97% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.





Average Annual Returns* (as of 12/31/01)


--------------------------------------------------------------------------------

                                                  SINCE
                                                INCEPTION
                                        1 YEAR  (9/22/00)
                                        ------- ---------
Class I Shares                          -23.28%  -24.15%
S&P 500**                               -11.88%  -15.32%
Russell 1000(R) Index***                -12.45%  -16.74%
Lipper Multi-Cap Core Funds Average**** -12.94%  -15.14%
Lipper Large Cap Core Funds Average**** -13.03%  -15.58%


--------------------------------------------------------------------------------

* The Portfolio's returns are after deduction of expenses and do not include Contract charges.


** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.


***The Russell 1000(R) Index consists of the 1000 largest companies included in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source:
   Lipper, Inc.


****The Lipper Variable Insurance Products (VIP) Multi-Cap Core Funds Average and Large Cap Core Funds Average are calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Although Lipper classifies the Portfolio within the Multi-Cap Core Funds Average, the returns for the Large Cap Core Funds Average is also shown, because the management of the portfolios included in the Large Cap Core Funds Average is more consistent with the management of the Portfolio.

--------------------------------------------------------------------------------

SP MFS Mid-Cap Growth Portfolio


--------------------------------------------------------------------------------


A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (20.93)%

BEST QUARTER: 29.37% (4th quarter of 2001)     WORST QUARTER: 33.97% (3rd
quarter of 2001))

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.



Average Annual Returns* (as of 12/31/01)


--------------------------------------------------------------------------------

                                            SINCE
                                          INCEPTION
                                  1 YEAR  (9/22/00)
                                  ------  ---------
Class I shares                    -20.93%  -18.29%
Russell MidCap(R) Index**          -5.62%   -7.27%
Russell MidCap Growth(R) Index*** -20.15%  -32.41%
Lipper Average****                -23.31%  -31.98%




--------------------------------------------------------------------------------

  *The Portfolio's returns are after deduction of expenses and do not include
   Contract charges.


 **The Russell MidCap(R) Index consists of the 800 smallest securities in the Russell 1000 Index, as ranked by total market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return.
   Source: Lipper, Inc.


***The Russell MidCap Growth(R) Growth Index consists of those securities included in the Russell MidCap Index that have a greater-than-average growth orientation. These returns do not include the effect of investment management expenses. The returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return.


****The Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return.

--------------------------------------------------------------------------------

SP PIMCO High Yield Portfolio


--------------------------------------------------------------------------------


A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
  3.97%

BEST QUARTER:      WORST QUARTER:

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.



Average Annual Returns* (as of 12/31/01)


--------------------------------------------------------------------------------

                                                           SINCE
                                                         INCEPTION
                                                  1 YEAR (9/22/00)
                                                  ------ ---------
Class I shares                                     3.97%    4.66%
Lehman Brothers Intermediate BB Corporate Index** 10.17%    7.99%
Lipper Average***                                  1.13%   -3.78%


--------------------------------------------------------------------------------

 * The Portfolio's returns are after deduction of expenses and do not include Contract charges.


** The Lehman Brothers Intermediate BB Corporate Index is an unmanaged index comprised of various fixed-income securities rated BB. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return.
   Source: Lipper, Inc.


*** The Lipper Variable Insurance Products (VIP) High Current Yield Funds
    Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------

SP PIMCO Total Return Portfolio


--------------------------------------------------------------------------------


A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
  8.66%

BEST QUARTER: 5.69% (3rd quarter of 2001)
WORST QUARTER: -0.32% (4th quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.



Average Annual Returns* (as of 12/31/01)


--------------------------------------------------------------------------------

                                                            SINCE
                                                          INCEPTION
                                                   1 YEAR (9/22/00)
                                                   ------ ---------
            Class I shares                         8.66%   11.03%
            Lehman Brothers Aggregate Bond Index** 8.44%   10.28%
            Lipper Average***                      5.76%    5.98%


--------------------------------------------------------------------------------

 * The Portfolio's returns are after deduction of expenses and do not include Contract charges.


** The Lehman Brothers Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception'' return reflects the closest calendar month-end return. Source:
   Lipper, Inc.


*** The Lipper Variable Insurance Products (VIP) General Bond Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception'' return reflects the closest calendar month-end return. Source: Lipper, Inc.

SP Prudential U.S. Emerging Growth Portfolio


--------------------------------------------------------------------------------


A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (17.78)%

BEST QUARTER: 19.41% (4th quarter of 2001)
WORST QUARTER: -27.97% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.





Average Annual Returns* (as of 12/31/01)

--------------------------------------------------------------------------------

                                                               SINCE
                                                              CLASS I
                                                             INCEPTION
                                                    1 YEAR   (9/22/00)
                                                    ------   ---------
          Class I Shares                            -17.78%   -25.26%
          S&P MidCap 400 Index**                    -0.62%     -3.57%
          Russell Midcap Growth(R) Index***         -20.15%   -32.41%
          Lipper Multi-Cap Growth Funds Average**** -26.81%   -35.76%
          Lipper Mid Cap Growth Funds Average****   -23.31%   -31.98%

--------------------------------------------------------------------------------

  *The Portfolio's returns are after deduction of expenses and do not include
   Contract charges. Returns shown are for Class I shares only. Returns are not shown for Class II shares, because Class II shares have not yet been in existence for a full calendar year (Class II inception date: 7/9/01). Returns for Class II shares would have been lower than for Class I due to higher expenses.


 **The Standard & Poor's MidCap 400 Composite Stock Price Index (S&P MidCap
   400) -- an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry group representation -- gives a broad look at how mid-cap stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.


***The Russell Midcap Growth(R) Index consists of those securities in the Russell Midcap Index that have a greater-than-average growth orientation. The Russell Midcap Index consists of the 800 smallest securities in the Russell 1000 Index, as ranked by total market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return.
   Source: Lipper, Inc.


****The Lipper Variable Insurance Products (VIP) Multi-Cap Growth Funds Average and Mid Cap Growth Funds Average are calculated by Lipper Analytical Services, Inc. and reflect the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Although Lipper classifies the Portfolio within the Multi-Cap Growth Funds Average, the returns for the Mid Cap Growth Fund Average is also shown, because the management of the portfolios included in the Mid Cap Growth Funds Average is more consistent with the management of the Portfolio.

--------------------------------------------------------------------------------

SP Small/Mid-Cap Value Portfolio


--------------------------------------------------------------------------------


A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
  3.11%

BEST QUARTER: 15.27% (4th quarter of 2001)
WORST QUARTER: -14.47% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.



Average Annual Returns* (as of 12/31/01)


--------------------------------------------------------------------------------

                                         SINCE
                                       INCEPTION
                                1 YEAR (9/22/00)
                                ------ ---------
Class I shares                  3.11%   11.42%
Russell 2500(R) Index**         1.22%   -2.00%
Russell 2500(TM) Value Index*** 9.73%   15.05%
Lipper Average****              7.33%   11.96%


--------------------------------------------------------------------------------

  *The Portfolio's returns are after deduction of expenses and do not include
   Contract charges.


 **The Russell 2500 Index consists of the smallest 500 securities in the Russell 1000 Index and all 2000 securities in the Russell 2000 Index. The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index, and the Russell 2000 Index consists of the smallest 2000 securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest U.S. companies, as determined by total market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.


***The Russell 2500(TM) Value Index measures the performance of Russell
   2500(TM) companies with higher price-to-book ratios. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return.
   Source: Lipper, Inc.


****The Lipper Variable Insurance Products (VIP) Mid-Cap Value Funds is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

--------------------------------------------------------------------------------

SP Strategic Partners Focused Growth Portfolio


--------------------------------------------------------------------------------


A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

Annual Returns* (Class I shares)

  2001
  -----
 (15.32)%

BEST QUARTER: 13.30% (4th quarter of 2001)
WORST QUARTER: -19.07% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.



Average Annual Returns* (as of 12/31/01)


--------------------------------------------------------------------------------

                                          SINCE
                                         CLASS I
                                        INCEPTION
                                1 YEAR  (9/22/00)
                                ------- ---------
Class I shares                  -15.32%  -26.64%
S&P 500**                       -11.88%  -15.32%
Russell 1000(R) Growth Index*** -20.42%  -31.26%
Lipper Average****              -22.94%  -28.52%


--------------------------------------------------------------------------------

  * The Portfolio's returns are after deduction of expenses and do not include Contract charges. Returns shown are for Class I shares only. Returns are not shown for Class II shares, because Class II shares have not yet been in existence for a full calendar year (Class II inception date: 1/12/01). Returns for Class II shares would have been lower than for Class I due to higher expenses.


 ** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.


*** The Russell 1000(R) Growth Index consists of those Russell 1000 securities that have a greater-than-average growth orientation. The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest U.S. securities, as determined by total market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.


**** The Lipper Variable Insurance Products (VIP) Large Cap Growth Funds is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The "Since Inception" return reflects the closest calendar month-end return. Source: Lipper, Inc.

HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

We describe each Portfolio's investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled Other Investments and Strategies. Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

 An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
Conservative Balanced Portfolio

--------------------------------------------------------------------------------

The investment objective of this Portfolio is to seek a total investment return consistent with a conservatively managed diversified portfolio.

-------------------------------------------------------------
Balanced Portfolio                                           To achieve our objective, we invest in a mix of equity and
We invest in equity, debt and money market securities in     equity-related securities, debt obligations and money
order to achieve diversification. We seek to maintain a      market instruments. We adjust the percentage of Portfolio
conservative blend of investments that will have strong      assets in each category depending on our expectations
performance in a down market and solid, but not              regarding the different markets. While we make every
necessarily outstanding, performance in up markets.          effort to achieve our objective, we can't guarantee
This Portfolio may be appropriate for an investor looking    success and it is possible that you could lose money.
for diversification with less risk than that of the Flexible
Managed Portfolio, while recognizing that this reduces       We will vary how much of the Portfolio's assets are
the chances of greater appreciation.                         invested in a particular type of security depending on
                                                             how we think the different markets will perform.
--------------------------------------------

Under normal conditions, we will invest within the ranges shown below:

                       Asset Type         Minimum Normal Maximum
                       ----------         ------- ------ -------
                         Stocks             15%     50%    75%
               Debt obligations and money   25%     50%    85%
                   market securities


The equity portion of the Portfolio is generally managed as an index fund, designed to mirror the holdings of the Standard & Poor's 500 Composite Stock Price Index. For more information about the index and index investing, see the investment summary for Stock Index Portfolio included in this prospectus.



Debt securities in general are basically written promises to repay a debt. There are numerous types of debt securities which vary as to the terms of repayment and the commitment of other parties to honor the obligations of the issuer. Most of the securities in the debt portion of this Portfolio will be rated "investment grade." This means major rating services, like Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), have rated the securities within one of their four highest rating categories. The Portfolio also invests in high quality money market instruments.


The Portfolio may also invest in lower-rated securities, which are riskier and are considered speculative. These securities are sometimes referred to as "junk bonds." We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. The Portfolio's investment in debt securities may include investments in mortgage-related securities.


The Portfolio may invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. Up to 20% of the Portfolio's total assets may be invested in debt securities that are issued outside the

U.S. by foreign or U.S. issuers, provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's total assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio's assets when the markets are unstable.


We may also invest in fixed and floating rate loans (secured or unsecured) arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of loans or assignments.


We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.


We may: purchase and sell options on equity securities, debt securities, stock indexes and foreign currencies; purchase and sell exchange-traded fund shares; purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.


The Portfolio may also enter into short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

We may also use interest rate swaps in the management of the fixed-income portion of the Portfolio.


The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund and other affiliated funds in a joint repurchase account under an order obtained from the SEC. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).


We may also invest in reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

--------------------------------------------------------------------------------
Diversified Bond Portfolio

--------------------------------------------------------------------------------


The investment objective of this Portfolio is a high level of income over a longer term while providing reasonable safety of capital. This means we look for investments that we think will provide a high level of current income, but which are not expected to involve a substantial risk of loss of capital through default. To achieve our objective, we normally invest at least 80% of the Portfolio's investable assets in intermediate and long term debt obligations that are rated investment grade and high-quality money market investments. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.


-------------------------------------------------------------
Our Strategy                                                 Debt obligations, in general, are basically written
In general, the value of debt obligations moves in the       promises to repay a debt. The terms of repayment vary
opposite direction as interest rates -- if a bond is         among the different types of debt obligations, as do the
purchased and then interest rates go up, newer bonds         commitments of other parties to honor the obligations of
will be worth more relative to existing bonds because        the issuer of the security. The types of debt obligations
they will have a higher rate of interest. We will adjust the in which we can invest include U.S. government
mix of the Portfolio's short-term, intermediate and long     securities, mortgage-related securities and corporate
term debt obligations in an attempt to benefit from price    bonds.
appreciation when interest rates go down and to incur
smaller declines when rates go up.

--------------------------------------------


Usually, at least 80% of the Portfolio's investable assets will be invested in debt securities that are investment grade. This means major rating services, like Standard and Poor's Ratings Group (S&P) or Moody's Investor Service, Inc.-

(Moody's), have rated the securities within one of their four highest rating categories. The Portfolio may continue to hold a debt obligation if it is downgraded below investment grade after it is purchased or if it is no longer rated by a major rating service. We may also invest up to 20% of the Portfolio's investable assets in lower rated securities which are riskier and considered speculative. These securities are sometimes referred to as "junk bonds." We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.


The Portfolio may invest without limit in debt obligations issued or guaranteed by the U.S. government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. government is an obligation of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. government securities issued by other government entities, like the Federal National Mortgage Association (Fannie
Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.


We may invest up to 20% of the Portfolio's total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.



The Portfolio may also invest in convertible debt and convertible and preferred stocks and non-convertible preferred stock of any rating. The Portfolio will not acquire any common stock except by converting a convertible security or exercising a warrant. No more than 10% of the Portfolio's total assets will be held in common stocks, and those will usually be sold as soon as a favorable opportunity arises. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.



We may also invest in loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.


Under normal conditions, the Portfolio may invest a portion of its assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.


We may: purchase and sell options on debt securities; purchase and sell interest rate and interest rate swap futures contracts and options on those contracts; invest in forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.


The Portfolio may also enter into short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

We may also use interest rate swaps in the management of the Portfolio.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

The Portfolio may also invest up to 30% of its net assets in reverse repurchase agreements and dollar rolls. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

--------------------------------------------------------------------------------
Diversified Conservative Growth Portfolio

--------------------------------------------------------------------------------


The investment objective of this Portfolio is to provide current income and a reasonable level of capital appreciation. We seek to achieve this objective by investing in a diversified portfolio of debt and equity securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

------------------------------------------------------------
Asset Allocation                                            Under normal market conditions, we invest
This Portfolio is designed for investors who want           approximately 60% of the Portfolio's total assets in debt
investment professionals to make their asset allocation     securities of varying maturities with a dollar-weighted
decisions for them and are seeking current income and       average portfolio maturity of between 4 and 15 years.
low to moderate capital appreciation. We have               (The maturity of a bond is the number of years until the
contracted with five highly regarded sub-advisers who       principal is due and payable. Weighted average maturity
each will manage a portion of the Portfolio's assets. In    is calculated by adding the maturities of all of the bonds this way, the Portfolio offers diversification not only of  in the Portfolio and dividing by the number of bonds on a asset type, but also of investment style. Investors in this dollar-weighted basis.)
Portfolio should have both sufficient time and tolerance
for risk to accept periodic declines in the value of their
investment.

--------------------------------------------



The types of debt securities in which we can invest include U.S. government securities, corporate debt obligations, asset-backed securities, inflation-indexed bonds of governments and corporations and commercial paper. These debt securities will generally be investment grade. This means major rating services, like Standard and Poor's Ratings Group (S&P) or Moody's Investor Service, Inc. (Moody's), have rated the securities within one of their four highest rating categories. We may also invest up to 35% of the Portfolio's total assets in lower rated securities that are riskier and considered speculative. At the time these high-yield or "junk bonds" are purchased they will have a minimum rating of B by Moody's, S&P or another major rating service. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. Up to 25% of the Portfolio's total assets may be invested in debt obligations issued or guaranteed by foreign governments, their agencies and instrumentalities, supranational organizations, and foreign corporations or financial institutions. Up to 10% of the Portfolio's total assets may be invested in debt obligations of issuers in emerging markets.



The Portfolio will normally invest approximately 40% of its total assets in equity and equity-related securities issued by U.S. and foreign companies. Up to 15% of the Portfolio's total assets may be invested in foreign equity securities, including those of companies in emerging markets. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.


Generally, the Portfolio's assets will be allocated as shown in the table below. However, we may rebalance the Portfolio's assets at any time or add or eliminate portfolio segments, in accordance with the Portfolio's investment objective and policies.


Percent of
Portfolio  Asset
Assets     Class        Sub-Adviser                                      Investment Style
---------- -----        -----------                                      ----------------

   40%     Fixed income Pacific Investment Management Company LLC        Mostly high-quality debt
                                                                         instruments

   20%     Fixed income Prudential Investment Management, Inc. (PIM)     High-yield debt, including junk
                                                                         bonds and emerging market
                                                                         debt

   15%     Equities     Jennison Associates LLC                          Growth-oriented, focusing on
                                                                         large-cap stocks

   15%     Equities     Jennison Associates LLC                          Value-oriented, focusing on
                                                                         large-cap stocks

   5%      Equities     EARNEST Partners LLC (segment was managed by The Value-oriented, focusing on
                        Dreyfus Corporation until December 20, 2001)     small-cap and mid-cap stocks

   5%      Equities     Franklin Advisers, Inc.                          Growth-oriented, focusing on
                                                                         small-cap and mid-cap
                                                                         stocks.

We may also invest in loans arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of loan participations.

We may also invest in debt securities of the U.S. Treasury and corporations that have been issued without interest coupons or that have been stripped of their interest coupons, or have interest coupons that have been stripped from the debt obligation (stripped securities).

In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.


We may: purchase and sell options on equity securities, debt securities, financial indexes and U.S. government securities; engage in foreign currency exchange contracts and related options; purchase and write put and call options on foreign currencies; trade currency futures contracts and options on those contracts; purchase and sell futures on debt securities, U.S. government securities, financial indexes, interest rates, interest rate swaps and related options; and invest in delayed delivery and when-issued securities.


The Portfolio may also enter into short sales. No more than 5% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.


We may also use interest rate swaps in the management of the Portfolio.


The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.


The Portfolio may acquire convertible debt and preferred stock. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).


The Portfolio may also invest up to 30% of its net assets in reverse repurchase agreements and dollar rolls.



--------------------------------------------------------------------------------
Equity Portfolio

--------------------------------------------------------------------------------

The investment objective of this Portfolio is capital appreciation. This means we seek investments that we believe will provide investment returns above broadly based market indexes. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.


----------------------------------------------------------
Blend Approach                                            To achieve our investment objective, we normally invest
In deciding which stocks to buy, our portfolio managers   at least 80% of the Portfolio's investable assets in
use a blend of investment styles. That is, we invest in   common stocks of major established corporations as
stocks that may be undervalued given the company's        well as smaller companies.
earnings, assets, cash flow and dividends and also
invest in companies experiencing some or all of the       20% of the Portfolio's investable assets may be invested
following: a price/earnings ratio lower than earnings per in short, intermediate or long-term debt obligations,
share growth, strong market position, improving           convertible and nonconvertible preferred stock and other
profitability and distinctive attributes such as unique   equity-related securities. Up to 5% of these investable
marketing ability, strong research and development, new   assets may be rated below investment grade. These
product flow, and financial strength.                     securities are considered speculative and are sometimes
                                                          referred to as "junk bonds."
--------------------------------------------


Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

Under normal circumstances, the Portfolio may invest a portion of its assets in money market instruments. In addition, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments in response to adverse market conditions or when we are restructuring the portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell stock index and foreign currency futures contracts and options on these futures contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales against-the-box.


The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may invest in equity and/or debt securities of Real Estate Investment Trusts (REITs).



Jennison Associates LLC is responsible for managing approximately 50% of the Portfolio's assets. GE Asset Management Inc. and Salomon Brothers Asset Management Inc. are each responsible for managing approximately 25% of the Portfolio's assets.


--------------------------------------------------------------------------------
Flexible Managed Portfolio

--------------------------------------------------------------------------------

The investment objective of this Portfolio is to seek a high total return consistent with an aggressively managed diversified portfolio.


---------------------------------------------------------------
Balanced Portfolio                                             To achieve our objective, we invest in a mix of equity
We invest in equity, debt and money market                     and equity-related securities, debt obligations and
securities -- in order to achieve diversification in a single  money market instruments. We adjust the percentage of
Portfolio. We seek to maintain a more aggressive mix of        Portfolio assets in each category depending on our
investments than the Conservative Balanced Portfolio.          expectations regarding the different markets. While we
This Portfolio may be appropriate for an investor looking      make every effort to achieve our objective, we can't
for diversification who is willing to accept a relatively high guarantee success and it is possible that you could lose
level of loss in an effort to achieve greater appreciation.    money.

--------------------------------------------


Generally, we will invest within the ranges shown below:

                       Asset Type        Minimum Normal Maximum
                       ----------        ------- ------ -------
                         Stocks            25%     60%    100%
                 Fixed income securities    0%     40%     75%




The equity portion of the Fund is generally managed under an "enhanced index style." Under this style, the portfolio managers utilize a quantitative approach in seeking to out-perform the Standard & Poor's 500 Composite Stock Price Index and to limit the possibility of significantly under-performing that index.


The stock portion of the Portfolio will be invested in a broadly diversified portfolio of stocks generally consisting of large and mid-size companies, although it may also hold stocks of smaller companies. We will invest in companies and industries that, in our judgment, will provide either attractive long-term returns, or are desirable to hold in the Portfolio to manage risk.

Most of the securities in the fixed income portion of this Portfolio will be investment grade. However, we may also invest up to 25% of this portion of the Portfolio in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or "junk bonds" are riskier and considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. The fixed income portion of the Portfolio may also include loans or assignments in the form of loan participations and mortgage-related securities.


The Portfolio may also invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. In addition, up to 20% of the Portfolio's total assets may be invested in debt securities that are issued outside of the U.S. by foreign or U.S. issuers provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.


In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.



The Portfolio may also invest in Real Estate Investment Trusts (REITs).


We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.


We may: purchase and sell options on equity securities, debt securities, stock indexes, and foreign currencies; purchase and sell exchange-traded fund shares; purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.


The Portfolio may also enter into short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.


The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.


We may also use interest rate swaps in the management of the fixed income portion of the Portfolio.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

We may also invest in reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

--------------------------------------------------------------------------------
Global Portfolio
--------------------------------------------------------------------------------

The investment objective of this Portfolio is long-term growth of capital. To achieve this objective, we invest primarily in equity and equity-related securities of foreign and U.S. companies. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.


--------------------------------------------                When selecting stocks, we use a growth approach which
Global Investing                                            means we look for companies that have above-average
This Portfolio is intended to provide investors with the    growth prospects. In making our stock picks, we look for
opportunity to invest in companies located throughout       companies that have had growth in earnings and sales,
the world. Although we are not required to invest in a      high returns on equity and assets or other strong
minimum number of countries, we intend generally to         financial characteristics. Often, the companies we
invest in at least three countries, including the U.S.      choose have superior management, a unique market
However, in response to market conditions, we can           niche or a strong new product.
invest up to 35% of the Portfolio's total assets in any one
country other than the U.S. (The 35% limitation does not
apply to U.S. investments).
--------------------------------------------


The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when we are restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.


The Portfolio may invest in equity swaps. The Portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income.


The Portfolio may also enter into short sales against-the-box.


The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).


--------------------------------------------------------------------------------
Government Income Portfolio
--------------------------------------------------------------------------------

The investment objective of this Portfolio is a high level of income over the longer term consistent with the preservation of capital. In pursuing our objective, we invest primarily in intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established, sponsored or guaranteed by the U.S. government, including mortgage-backed securities issued by government agencies. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.


--------------------------------------------              Normally, we will invest at least 80% of the Portfolio's
U.S. Government Securities                                investable assets in U.S. government securities, which
U.S. government securities are considered among the       include Treasury securities, obligations issued or
most creditworthy of debt securities. Because they are    guaranteed by U.S. government agencies and
generally considered less risky, their yields tend to be  instrumentalities and mortgage-related securities lower than the yields from corporate debt. Like all debt  issued by U.S. government instrumentalities or non-
securities, the values of U.S. government securities will governmental corporations.
change as interest rates change.
--------------------------------------------



The Portfolio may normally invest up to 20% of its investable assets in money market instruments, foreign government securities (including those issued by supranational organizations) denominated in U.S. dollars, asset-backed securities rated at least single A by Moody's or S&P (or if unrated, of comparable quality in our judgment) and securities of issuers (including foreign governments and non-governmental foreign issuers) other than the U.S. government and related entities rated at least single A by Moody's or S&P (or if unrated, of comparable quality in our judgment.) The Portfolio may invest up to 15% of its net assets in zero coupon bonds.



The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve capital appreciation, but can help to preserve the Portfolio's assets when the markets are unstable. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.


We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.


We may: purchase and sell options on debt securities; purchase and sell interest rate and interest rate swap futures contracts and options on these futures contracts; and purchase securities on a when-issued or delayed delivery basis.


The Portfolio may also enter into short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

We may also use interest rate swaps in the management of the Portfolio.

The Portfolio may enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

The Portfolio may use up to 30% of its net assets in connection with reverse repurchase agreements and dollar rolls.

--------------------------------------------------------------------------------
High Yield Bond Portfolio
--------------------------------------------------------------------------------

The investment objective of this Portfolio is a high total return. In pursuing our objective, we invest in high yield/high risk debt securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.


--------------------------------------------
High Yield/High Risk                                      Normally, we will invest at least 80% of the Portfolio's
Lower rated and comparable unrated securities tend to     investable assets in medium to lower rated debt
offer better yields than higher rated securities with the securities. These high-yield or "junk bonds" are riskier same maturities because the issuer's financial condition  than higher rated bonds and are considered speculative.
may not have been as strong as that of higher rated
issuers. Changes in the perception of the                 The Portfolio may invest up to 20% of its total assets in
creditworthiness of the issuers of lower rated securities U.S. dollar denominated debt securities issued outside
tend to occur more frequently and in a more pronounced    the U.S. by foreign and U.S. issuers.
manner than for issuers of higher rated securities.
--------------------------------------------


The Portfolio may also acquire common and preferred stock, debt securities and convertible debt and preferred stock.


We may also invest in loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.


Under normal circumstances, the Portfolio may invest in money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.


We may: purchase and sell options on debt securities; purchase and sell interest rate and interest rate swap futures contracts and options on these futures contracts; and purchase securities on a when-issued or delayed delivery basis. The Portfolio may invest in PIK bonds.


The Portfolio may also enter into short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

We may also use interest rate swaps in the management of the Portfolio.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

The Portfolio may use up to 30% of its net assets in connection with reverse repurchase agreements and dollar rolls.

--------------------------------------------------------------------------------

Jennison Portfolio (formerly, Prudential Jennison Portfolio)

--------------------------------------------------------------------------------


The investment objective of this Portfolio is to achieve long-term growth of capital. This means we seek investments whose price will increase over several years. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

---------------------------------------------------------
Investment Strategy                                      In pursuing our objective, we normally invest 65% of the
We seek to invest in equity securities of established    Portfolio's total assets in common stocks and preferred
companies with above-average growth prospects. We        stocks of companies with capitalization in excess of $1
select stocks on a company-by-company basis using        billion.
fundamental analysis. In making our stock picks, we look
for companies that have had growth in earnings and       For the balance of the Portfolio, we may invest in
sales, high returns on equity and assets or other strong common stocks, preferred stocks and other equity-
financial characteristics. Often, the companies we       related securities of companies that are undergoing
choose have superior management, a unique market         changes in management, product and/or marketing
niche or a strong new product.                           dynamics which we believe have not yet been reflected
                                                         in reported earnings or recognized by investors.
--------------------------------------------



In addition, we may invest in debt securities and mortgage-related securities. These securities may be rated as low as Baa by Moody's or BBB by S&P (or if unrated, of comparable quality in our judgment).



The Portfolio may also invest in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. Up to 30% of the Portfolio's assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.



In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.



We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.



We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell stock index and foreign currency futures contracts and options on those futures contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.



The Portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income.



The Portfolio may also enter into short sales against-the-box.



The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).


--------------------------------------------------------------------------------

Jennison 20/20 Focus Portfolio (formerly, 20/20 Focus Portfolio)

--------------------------------------------------------------------------------


The investment objective of this Portfolio is long-term growth of capital. This means we seek investments whose price will increase over several years. While we make every effort to achieve this objective, we can't guarantee success and it is possible that you could lose money.



--------------------------------------------              To achieve this objective, the Portfolio will invest
Value & Growth Approaches                                 primarily in up to 40 equity securities of U.S. companies
Our strategy is to combine the efforts of two outstanding that are selected by the Portfolio's two portfolio
portfolio managers, each with a different investment      managers as having strong capital appreciation
style, and to invest in only the favorite stock picks of  potential. Each portfolio manager will manage his own
each manager. One manager will invest using a value       portion of the Portfolio's assets, which will usually
approach, which means he will attempt to identify strong  include a maximum of 20 securities. Because the companies selling at a discount from their perceived true Portfolio will be investing in 40 or fewer securities, an
value. The other manager will use a growth approach,      investment in this Portfolio may be riskier than an
which means he seeks companies that exhibit higher-       investment in a more widely diversified fund. We intend
than-average earnings growth.                             to be fully invested, under normal market conditions, but
--------------------------------------------              may accumulate cash and other short-term investments
                                                          in such amounts and for such temporary periods of time
                                                          as market conditions dictate.

Normally, the Portfolio will invest at least 80% of its total assets in common stocks and equity-related securities such as preferred stocks, convertible stocks, and equity interests in partnerships, joint ventures and other noncorporate entities. We may also invest in warrants and similar rights that can be exercised for equity securities, but will not invest more than 5% of the Portfolio's total assets in unattached warrants or rights. The Portfolio may invest up to 20% of its total assets in cash, obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities and derivatives. Up to 20% of the Portfolio's total assets may be invested in foreign securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.



The Portfolio may also invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).



In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.



We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.



We may: purchase and sell options on financial indexes that are traded on U.S or foreign securities exchanges or in the over-the-counter market; purchase and sell futures contracts on stock indexes and foreign currencies and options on those contracts; and purchase or sell securities on a when-issued or delayed delivery basis.



The Portfolio may also enter into short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. We may also use up to 25% of the Portfolio's net assets for short sales against-the-box.



The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

--------------------------------------------------------------------------------
Money Market Portfolio
--------------------------------------------------------------------------------


The investment objective of this Portfolio is to seek the maximum current income that is consistent with stability of capital and maintenance of liquidity. This means we seek investments that we think will provide a high level of current income. While we make every effort to achieve our objective, we can't guarantee success.



-------------------------------------------------------------
--------------------------------------------                 We invest in a diversified portfolio of short-term debt
Steady Net Asset Value                                       obligations of the U.S. government, its agencies and
The net asset value for the Portfolio will ordinarily remain instrumentalities, as well as commercial paper, asset
issued at $10 per share because dividends are declared       backed securities, funding agreements, certificates of
and reinvested daily. The price of each share remains        deposit, floating and variable rate demand notes, notes
the same, but when dividends are declared the value of       and other obligations issued by banks, corporations and
your investment grows.                                       other companies (including trust structures), and
--------------------------------------------                 obligations issued by foreign banks, companies or
                                                             foreign governments.


We make investments that meet the requirements of specific rules for money market mutual funds, such as Investment Company Act Rule 2a-7. As such, we will not acquire any security with a remaining maturity exceeding thirteen months, and we will maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, we will comply with the diversification, quality and other requirements of Rule 2a-7. This means, generally, that the instruments that we purchase present "minimal credit risk" and are of "eligible quality." "Eligible quality" for this purpose means a security is: (i) rated in one of the two highest short-term rating categories by at least two major rating services (or if only one major rating service has rated the security, as rated by that service); or (ii) if unrated, of comparable quality in our judgment. All securities that we purchase will be denominated in U.S. dollars.

Commercial paper is short-term debt obligations of banks, corporations and other borrowers. The obligations are usually issued by financially strong businesses and often include a line of credit to protect purchasers of the obligations.

An asset-backed security is a loan or note that pays interest based upon the cash flow of a pool of assets, such as mortgages, loans and credit card receivables. Funding agreements are contracts issued by insurance companies that guarantee a return of principal, plus some amount of interest. When purchased by money market funds, funding agreements will typically be short-term and will provide an adjustable rate of interest.

Certificates of deposit, time deposits and bankers' acceptances are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised.

We may purchase debt securities that include demand features, which allow us to demand repayment of a debt obligation before the obligation is due or "matures." This means that longer term securities can be purchased because of our expectation that we can demand repayment of the obligation at a set price within a relatively short period of time, in compliance with the rules applicable to money market mutual funds.

The Portfolio may also purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Portfolio will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Portfolio.

The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing money market mutual funds.

We may also use alternative investment strategies to try to improve the Portfolio's returns, protect its assets or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

We may purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

The Portfolio may use up to 10% of its net assets in connection with reverse repurchase agreements.

 An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of an investment at $10 per share, it is possible to lose money by investing in the Portfolio.

--------------------------------------------------------------------------------
Natural Resources Portfolio
--------------------------------------------------------------------------------

The investment objective of this Portfolio is long-term growth of capital. This means we seek investments whose price will increase over several years. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.


---------------------------------------------------------
Natural Resource Companies are companies that            In pursuing our objective, we normally invest at least
primarily own, explore, mine, process or otherwise       80% of the Portfolio's investable assets in common
develop natural resources, or supply goods and services  stocks and convertible securities of natural resource
to such companies. Natural resources generally include   companies and in securities which are related to the
precious metals, such as gold, silver and platinum,      market value of some natural resource (asset-indexed
ferrous and nonferrous metals, such as iron, aluminum    securities).
and copper, strategic metals such as uranium and
titanium, hydrocarbons such as coal and oil, timberland, We seek securities that are attractively priced as undeveloped real property and agricultural commodities.  compared to the intrinsic value of the underlying natural
--------------------------------------------             resource or securities of companies in a position to
                                                         benefit from current or expected economic conditions.

Depending on prevailing trends, we may shift the Portfolio's focus from one natural resource to another, however, we will not invest more than 25% of the Portfolio's total assets in a single natural resource industry.


The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest a relatively high percentage of its assets in a small number of issuers. As a result, the Portfolio's performance may be more clearly tied to the success or failure of a smaller group of Portfolio holdings. There are additional risks associated with the Portfolio's investment in the securities of natural resource companies. The market value of the securities may be affected by numerous factors, including events occurring in nature, inflationary pressures, and international politics.


When acquiring asset-indexed securities, we usually will invest in obligations rated at least BBB by Moody's or Baa by S&P (or, if unrated, of comparable quality in our judgment). However, we may invest in asset-indexed securities rated as low as CC by Moody's or Ca by S&P or in unrated securities of comparable quality. These high-risk or "junk bonds" are considered speculative.

The Portfolio may also acquire asset-indexed securities issued in the form of commercial paper provided they are rated at least A-2 by S&P or P-2 by Moody's (or, if unrated, of comparable quality in our judgment).


The Portfolio may invest up to 20% of its investable assets in securities that are not asset-indexed or natural resource related. These holdings may include common stocks, convertible stock, debt securities and money market instruments. When acquiring debt securities, we usually will invest in obligations rated A or better by S&P or Moody's (or, if unrated, of comparable quality in our judgment). However, we may invest in debt securities rated as low as CC by Moody's or Ca by S&P or in unrated securities of comparable quality.



Under normal circumstances, the Portfolio may invest up to 20% of its investable assets in money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.


Up to 30% of the Portfolio's total assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell stock index and foreign currency futures contracts and options on these futures contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.



--------------------------------------------------------------------------------
Small Capitalization Stock Portfolio
--------------------------------------------------------------------------------

The investment objective of this Portfolio is long-term growth of capital. This means we seek investments whose price will increase over several years. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------            To achieve this objective, we attempt to duplicate the
S&P SmallCap index                                      performance of the S&P SmallCap 600 Index. Normally
We attempt to duplicate the performance of the Standard we do this by investing at least 80% of the Portfolio's
& Poor's Small Capitalization 600 Stock Index (S&P      investable assets in all or a representative sample of the
SmallCap 600 Index), a market-weighted index which      stocks in the S&P SmallCap 600 Index. Thus, the
consists of 600 smaller capitalization U.S. stocks. The Portfolio is not "managed" in the traditional sense of market capitalization of the companies that make up the using market and economic analyses to select stocks.
S&P SmallCap 600 Index may change from time to
time -- as of January 31, 2002, the S&P SmallCap 600    The Portfolio may also hold cash or cash equivalents, in
Index stocks had market capitalizations of between      which case its performance will differ from that of the
$46 million and $3.3 billion. They are selected for     Index.
market size, liquidity and industry group. The S&P
SmallCap 600 Index has above-average risk and may
fluctuate more than the S&P 500.
--------------------------------------------


We attempt to minimize these differences by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio's holdings.


We may also use alternative investment strategies to try to improve the Portfolio's returns or for short-term cash management. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.


We may: purchase and sell options on equity securities and stock indexes; purchase and sell stock index futures contracts and options on those futures contracts; purchase and sell exchange-traded fund shares; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales and short sales against-the-box. No more than 5% of the Portfolio's total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

 A stock's inclusion in the S&P SmallCap 600 Index in no way implies S&P's opinion as to the stock's attractiveness as an investment. The Portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the Portfolio. "Standard & Poor's," "Standard & Poor's Small Capitalization Stock Index" and "Standard & Poor's SmallCap 600" are trademarks of McGraw Hill.

--------------------------------------------------------------------------------
Stock Index Portfolio
--------------------------------------------------------------------------------


The investment objective of this Portfolio is to achieve investment results that generally correspond to the performance of publicly-traded common stocks. To achieve this goal, we attempt to duplicate the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.



--------------------------------------------           Under normal conditions, we attempt to invest in all 500
S&P 500 Index                                          stocks represented in the S&P 500 Index in proportion to
We attempt to duplicate the performance of the S&P 500 their weighting in the S&P 500 Index. We will normally
Index, a market-weighted index which represents more   invest at least 80% of the Portfolio's investable assets in
than 70% of the market value of all publicly-traded    S&P 500 Index stocks, but we will attempt to remain as
common stocks.                                         fully invested in the S&P 500 Index stocks as possible in
--------------------------------------------           light of cash flow into and out of the Portfolio.

To manage investments and redemptions in the Portfolio, we may temporarily hold cash or invest in high-quality money market instruments. To the extent we do so, the Portfolio's performance will differ from that of the S&P 500 Index. We attempt to minimize differences in the performance of the Portfolio and the S&P 500 Index by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio's holdings.


We may also use alternative investment strategies to try to improve the Portfolio's returns or for short-term cash management. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.


We may: purchase and sell options on stock indexes; purchase and sell stock futures contracts and options on those futures contracts; and purchase and sell exchange-traded fund shares.

The Portfolio may also enter into short sales and short sales against-the-box. No more than 5% of the Portfolio's total assets may be used as collateral or segregated for purposes of securing a short sale obligation.


The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).


 A stock's inclusion in the S&P 500 Index in no way implies S&P's opinion as to the stock's attractiveness as an investment. The portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the portfolio. "Standard & Poor's," "Standard & Poor's 500" and "500" are trademarks of McGraw Hill.

--------------------------------------------------------------------------------
Value Portfolio

--------------------------------------------------------------------------------

The investment objective of this Portfolio is to seek capital appreciation. This means we focus on stocks that are undervalued -- those stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.


--------------------------------------------             We will normally invest at least 65% of the Portfolio's
Contrarian Approach                                      total assets in equity and equity-related securities. Most
To achieve our value investment strategy, we generally   of our investments will be securities of large
take a strong contrarian approach to investing. In other capitalization companies. When deciding which stocks to
words, we usually buy stocks that are out of favor and   buy, we look at a company's earnings, balance sheet
that many other investors are selling, and we attempt to and cash flow and then at how these factors impact the
invest in companies and industries before other          stock's price and return. We also buy equity-related
investors recognize their true value. Using these        securities -- like bonds, corporate notes and preferred
guidelines, we focus on long-term performance, not       stock -- that can be converted into a company's
short-term gain.                                         common stock or other equity security.
--------------------------------------------


Up to 35% of the Portfolio's total assets may be invested in other debt obligations including non-convertible preferred stock. When acquiring these types of securities, we usually invest in obligations rated A or better by Moody's or S&P. We may also invest in obligations rated as low as CC by Moody's or Ca by S&P. These securities are considered speculative and are sometimes referred to as "junk bonds." We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

Under normal circumstances, the Portfolio may invest up to 35% of its total assets in high-quality money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.


We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.


We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell stock index and foreign currency futures contracts and options on these futures contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales against-the-box.


The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).



Jennison Associates LLC is responsible for managing approximately 50% of the Portfolio's assets. Victory Capital Management Inc. (formerly, Key Asset Management Inc.) and Deutsche Asset Management, Inc. (DAMI) are each responsible for managing approximately 25% of the Portfolio's assets.


--------------------------------------------------------------------------------

Zero Coupon Bond Portfolio 2005

--------------------------------------------------------------------------------


The investment objective of this Portfolio is the highest predictable compound investment for a specific period of time, consistent with the safety of invested capital. We seek to achieve this objective by investing at least 80% of the Portfolio's investable assets in debt securities of the U.S. Treasury and corporations that have been issued without interest coupons or that have been stripped of their interest coupons, or have interest coupons that have been stripped from the debt obligation (stripped securities). On the liquidation date all of the securities held by the Portfolio will be sold and all outstanding shares of the Portfolio will be redeemed. Please refer to your variable contract prospectus for information on your reallocation options and the Portfolio to which your investment will be transferred if you do not provide other instructions. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.


--------------------------------------------                In pursuing its objective, the Portfolio invests only in debt
Active Management                                           securities that do not involve substantial risk of loss of
The Portfolio seeks a higher yield than would be realized   capital through default and that can be readily sold.
by just holding the Portfolio's initial investments. We     Although these securities are not high-risk, their value
actively manage the Portfolio to take advantage of          does vary because of changes in interest rates.
trading opportunities that may arise from supply and
demand dynamics or perceived differences in the quality     In order to lessen the impact of interest rate changes, we
or liquidity of securities.                                 will keep the duration of the Portfolio within one year of the Portfolio's liquidation date. (Duration is a measure of
Of course, by pursuing this strategy, the Portfolio has the a "length" of a bond, or in this case, a portfolio of bonds.
risk that it will not realize the yield of its initial      It is a mathematical calculation that takes into account
investments.                                                the maturities of the bonds, coupon rates and prevailing
--------------------------------------------                interest rates.)


Generally, we invest at least 70% of the Portfolio's total assets in stripped securities that are obligations of the U.S. government and which mature within two years of the Portfolio's liquidation date. Up to 30% of the Portfolio's total assets may be invested in either stripped securities of corporations or interest bearing corporate debt securities rated no lower than Baa by a major rating service (or, if unrated, of comparable quality in our judgment).



Under normal conditions, no more than 20% of the Portfolio's investable assets may be invested in interest-bearing securities. However, as the liquidation date of the Portfolio draws near, we may invest more than 20% in interest bearing securities as a defensive measure.

Under normal circumstances, the Portfolio may invest in money market instruments for cash management purposes. As the Portfolio's liquidation date nears, we may increase our investment in money market instruments. In addition, in response to adverse market conditions, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

--------------------------------------------------------------------------------
SP AIM Aggressive Growth Portfolio
--------------------------------------------------------------------------------


The Portfolio's investment objective is to achieve long-term growth of capital. This investment objective is non-fundamental, meaning that we can change the objective without seeking a vote of contractholders. The Portfolio seeks to meet this objective by investing principally in securities of companies whose earnings the portfolio managers expect to grow more than 15% per year. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.


--------------------------------------------           The Portfolio will invest in small- and medium-sized
Aggressive Growth Stock Investing                      growth companies. The portfolio managers focus on
The Portfolio invests primarily in the common stock of companies they believe are likely to benefit from new or small and medium-sized companies that are anticipated  innovative products, services or processes as well as
to have excellent prospects for long-term growth of    those that have experienced above-average, long-term
earnings.                                              growth in earnings and have excellent prospects for
--------------------------------------------           future growth. The portfolio managers consider whether
                                                       to sell a particular security when any of those factors
                                                       materially changes.


The Portfolio may invest up to 25% of its total assets in foreign securities. In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the Portfolio may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. The Portfolio may borrow for emergency or temporary purposes. As a result, the Portfolio may not achieve its investment objective.



The Portfolio may purchase and sell stock index futures contracts and related options on stock index futures, and may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts. The Portfolio may invest up to 25% of its total assets in Real Estate Investment Trusts (REITs), and the Portfolio may invest in the securities of other investment companies to the extent otherwise permissible under the Investment Company Act of 1940, and the rules, regulations and orders promulgated thereunder. The Portfolio also may invest in preferred stock, convertible debt, convertible preferred stock, forward foreign currency exchange contracts, restricted securities, repurchase agreements, reverse repurchase agreements and dollar rolls, warrants, when-issued and delayed delivery securities, options on stock and debt securities, options on stock indexes, options on foreign currencies, and may loan portfolio securities. The Portfolio may also invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. Examples of such products include S&P Depositary Receipts, World Equity Benchmark Series, NASDAQ 100 tracking shares, Dow Jones Industrial Average Instruments and Optimised Portfolios as Listed Securities. Investments in equity-linked derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the equity-linked derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in equity-linked derivatives may constitute investment in other investment companies. The Portfolio may invest in U.S. Government securities and may make short sales against-the-box (no more than 10% of the Portfolio's total assets may be deposited or pledged as collateral for short sales at any one time).



The Portfolio is managed by A I M Capital Management, Inc.

--------------------------------------------------------------------------------

SP AIM Core Equity Portfolio (formerly, SP AIM Growth and Income Portfolio)

--------------------------------------------------------------------------------


The Portfolio's investment objective is growth of capital with a secondary objective of current income. This investment objective is non-fundamental, meaning that we can change the objective without seeking a vote of contractholders. The Portfolio seeks to meet its objective by investing, normally, at least 80% of investible assets in equity securities, including convertible securities, of established companies that have long-term above-average growth in earnings and dividends, and growth companies that the portfolio managers believe have the potential for above-average growth in earnings and dividends. In complying with this 80% requirement, the Portfolio's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio's direct investments, and may include warrants, futures, options, exchange-traded funds and ADRs. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.


------------------------------------------------------------
Growth And Income Investing                                 The Portfolio may invest in corporate debt
This Portfolio invests in a wide variety of equity          securities. Corporations issue debt securities of
securities and debt securities in an effort to achieve both various types, including bonds and debentures
capital appreciation as well as current income.             (which are long-term), notes (which may be short-
                                                            or long-term), bankers acceptances (indirectly
--------------------------------------------                secured borrowings to facilitate commercial
                                                            transactions) and commercial paper (short-term
                                                            unsecured notes).

The Portfolio may also invest in convertible securities whose values will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and price that is unfavorable to the Portfolio.

The values of fixed rate income securities tend to vary inversely with changes in interest rates, with longer-term securities generally being more volatile than shorter-term securities. Corporate securities frequently are subject to call provisions that entitle the issuer to repurchase such securities at a predetermined price prior to their stated maturity. In the event that a security is called during a period of declining interest rates, the Portfolio may be required to reinvest the proceeds in securities having a lower yield. In addition, in the event that a security was purchased at a premium over the call price, the Portfolio will experience a capital loss if the security is called. Adjustable rate corporate debt securities may have interest rate caps and floors.

The Portfolio may invest in securities issued or guaranteed by the United States government or its agencies or instrumentalities. These include Treasury securities (bills, notes, bonds and other debt securities) which differ only in their interest rates, maturities and times of issuance. U.S. Government agency and instrumentality securities include securities which are supported by the full faith and credit of the U.S., securities that are supported by the right of the agency to borrow from the U.S. Treasury, securities that are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality and securities that are supported only by the credit of such agencies. While the U.S. Government may provide financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. The values of such securities fluctuate inversely to interest rates.


To the extent consistent with its investment objective and policies, the Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs). Such investments will not exceed 25% of the total assets of the Portfolio. To the extent that the Portfolio has the ability to invest in REITs, it could conceivably own real estate directly as a result of a default on the securities it owns. The Portfolio, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic condition, adverse change in the climate for real estate, environmental liability risks, increases in property taxes and operating expense, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

The Portfolio may hold up to 20% of its assets in foreign securities. Such investments may include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and other securities representing underlying securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.


The Portfolio has authority to deal in foreign exchange between currencies of the different countries in which it will invest either for the settlement of transactions or as a hedge against possible variations in the foreign exchange rates between those currencies. This may be accomplished through direct purchases or sales of foreign currency, purchases of futures contracts with respect to foreign currency (and options thereon), and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward contracts entered into directly with another party or exchange-traded futures contracts. The Portfolio may purchase and sell options on futures contracts or forward contracts which are denominated in a particular foreign currency to hedge the risk of fluctuations in the value of another currency.

For the purpose of realizing additional income, the Portfolio may make secured loans of portfolio securities amounting to not more than 33 1/3% of its total assets.

The Portfolio may invest in reverse repurchase agreements with banks. The Portfolio may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions;
(ii) to cover short-term cash requirements resulting from the timing of trade settlements; or (iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

The Portfolio may purchase securities of unseasoned issuers. Securities in such issuers may provide opportunities for long term capital growth. Greater risks are associated with investments in securities of unseasoned issuers than in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

The Portfolio may invest in other investment companies to the extent permitted by the Investment Company Act, and rules and regulations thereunder, and if applicable, exemptive orders granted by the SEC.


The Portfolio may purchase and sell stock index futures contracts and related options on stock index futures, and may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts. The Portfolio may invest in the securities of other investment companies to the extent otherwise permissible under the Investment Company Act of 1940, and the rules, regulations and orders promulgated thereunder. The Portfolio also may invest in preferred stock, convertible debt, convertible preferred stock, forward foreign currency exchange contracts, restricted securities, repurchase agreements, reverse repurchase agreements and dollar rolls, warrants, when-issued and delayed delivery securities, options on stock and debt securities, options on stock indexes, options on foreign currencies, and may loan portfolio securities. The Portfolio may also invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. Examples of such products include S&P Depositary Receipts, World Equity Benchmark Series, NASDAQ 100 tracking shares, Dow Jones Industrial Average Instruments and Optimised Portfolios as Listed Securities. Investments in equity-linked derivatives involve the same risk associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the equity-linked derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in equity-linked derivatives may constitute investment in other investment companies. This Portfolio may invest in U.S. Government securities, and short sales "against-the-box" (no more than 10% of the Portfolio's total assets may be deposited or pledged as collateral for short sales at any one time).


In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the Portfolio may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. The Portfolio may borrow for emergency or temporary purposes. As a result, the Portfolio may not achieve its investment objective.


The Portfolio is managed by A I M Capital Management, Inc.

--------------------------------------------------------------------------------
SP Alliance Large Cap Growth Portfolio
--------------------------------------------------------------------------------

The investment objective of this Portfolio is growth of capital by pursuing aggressive investment policies. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.


--------------------------------------------            During market declines, while adding to positions in
Large Cap Growth                                        favored stocks, the Portfolio becomes somewhat
The Portfolio usually invests in about 40-60 companies, more aggressive, gradually reducing the number of
with the 25 most highly regarded of these companies     companies represented in its portfolio. Conversely,
generally constituting approximately 80% of the         in rising markets, while reducing or eliminating
Portfolio's investable assets. Alliance seeks to gain   fully-valued positions, the Portfolio becomes
positive returns in good markets while providing some   somewhat more conservative, gradually increasing
measure of protection in poor markets.                  the number of companies represented in the
--------------------------------------------            portfolio. Through this approach, Alliance seeks to
                                                        gain positive returns in good markets while
                                                        providing some measure of protection in poor
                                                        markets. The Portfolio also may invest up to 20%
                                                        of its investable assets in convertible debt and
                                                        convertible preferred stock and up to 15% of its
                                                        total assets in equity securities of non-U.S.
                                                        companies.


The Portfolio will invest in special situations from time to time. A special situation arises when, in the opinion of Alliance, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among other, liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities.

Among the principal risks of investing in the Portfolio is market risk. Because the Portfolio invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

The Portfolio seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Portfolio normally invests at least 85% of its total assets in the equity securities of U.S. companies. The Portfolio is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Portfolio is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

Alliance's investment strategy for the Portfolio emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Portfolio, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Portfolio normally remains nearly fully invested and does not take significant cash positions for market timing purposes.




Alliance normally invests at least 80% of the Portfolio's investable assets in stocks of companies considered to have large capitalizations (i.e., similar to companies included in the S&P 500 Index).

The Portfolio also may:

    .  invest up to 15% of its total assets in foreign securities;

    . purchase and sell exchange-traded index options and stock index futures contracts;

    . write covered exchange-traded call options on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets;

    .  make short sales "against-the-box" of up to 15% of its net assets; and

    .  invest up to 10% of its total assets in illiquid securities.


The Portfolio may invest in a wide variety of equity securities including large cap stocks, convertible and preferred securities, warrants and rights. The Portfolio may also invest in foreign securities, including foreign equity securities, and other securities that represent interests in foreign equity securities, such as European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). The Portfolio may invest in American Depositary Receipts
(ADRs), which are not subject to the 15% limitation on foreign securities. The Portfolio may also invest in derivatives and in short term investments, including money market securities, short term U.S. government obligations, repurchase agreements, commercial paper, banker's acceptances and certificates of deposit.


In response to adverse market conditions or when restructuring the Portfolio, Alliance may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Alliance Capital Management, L.P.

--------------------------------------------------------------------------------
SP Alliance Technology Portfolio
--------------------------------------------------------------------------------

The Portfolio emphasizes growth of capital and invests for capital appreciation. Current income is only an incidental consideration. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.


--------------------------------------------        The Portfolio invests primarily in securities of companies
A Technology Focus                                  expected to benefit from technological advances and
This Portfolio normally invests at least 80% of its improvements (i.e., companies that use technology
investable assets in technology.                    extensively in the development of new or improved
--------------------------------------------        products or processes). The Portfolio will normally have
                                                    at least 80% of its investable assets invested in the
                                                    securities of these companies.


The Portfolio normally will have substantially all of its assets invested in equity securities, but it also invests in debt securities offering an opportunity for price appreciation. The Portfolio will invest in listed and unlisted securities, in U.S. securities, and up to 25% of its total assets in foreign securities. The Portfolio may seek income by writing listed call options.

The Portfolio's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies.

The Portfolio also may:

    . write covered call options on its securities of up to 15% of its total assets and purchase exchange-listed call and put options, including exchange-traded index put options of up to, for all options, 10% of its total assets;

    .  invest up to 10% of its total assets in warrants;

    .  invest up to 15% of its net assets in illiquid securities; and

    .  make loans of portfolio securities of up to 30% of its total assets.

Because the Portfolio invests primarily in technology companies, factors affecting those types of companies could have a significant effect on the Portfolio's net asset value. In addition, the Portfolio's investments in technology stocks, especially those of small, less-seasoned companies, tend to be more volatile than the overall market. The Portfolio's investments in debt and foreign securities have credit risk and foreign risk.

In response to adverse market conditions or when restructuring the Portfolio, Alliance may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Alliance Capital Management, L.P.

--------------------------------------------------------------------------------
SP Asset Allocation Portfolios
--------------------------------------------------------------------------------


There are four Asset Allocation Portfolios, entitled SP Aggressive Growth Asset Allocation Portfolio, SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, and SP Growth Asset Allocation Portfolio. The investment objective of each of the Portfolios is to obtain the highest potential total return consistent with the specified level of risk tolerance. The definition of risk tolerance level is not a fundamental policy and, therefore, can be changed by the Fund's Board of Directors at any time. While each Portfolio will try to achieve its objective, we can't guarantee success and it is possible that you could lose money. The Asset Allocation Portfolios are designed for:


    . the investor who wants to maximize total return potential, but lacks the time, or expertise to do so effectively;


    . the investor who does not want to watch the financial markets in order to make periodic exchanges among Portfolios; and


    . the investor who wants to take advantage of the risk management features of an asset allocation program.

The investor chooses an Asset Allocation Portfolio by determining which risk tolerance level most closely corresponds to the investor's individual planning needs, objectives and comfort.


Each Asset Allocation Portfolio invests its assets in shares of underlying Portfolios according to the target percentages indicated in the Portfolio descriptions below. Periodically, we will rebalance each Asset Allocation Portfolio to bring the Portfolio's holdings in line with those target percentages. The manager expects that the rebalancing will occur on a monthly basis, although the rebalancing may occur less frequently. In addition, the manager will review the target percentages annually. Based on its evaluation the target percentages may be adjusted. Such adjustments will be reflected in the annual update to this prospectus. With respect to each of the four Asset Allocation Portfolios, Prudential Investments LLC reserves the right to alter the percentage allocations indicated below and/or the underlying Fund Portfolios in which the Asset Allocation Portfolio invests if market conditions warrant. Although we will make every effort to meet each Asset Allocation Portfolio's investment objective, we can't guarantee success.



The performance of each Asset Allocation Portfolio depends on how its assets are allocated and reallocated between the underlying Portfolios. A principal risk of investing in each Asset Allocation Portfolio is that Prudential Investments LLC will make less than optimal decisions regarding allocation of assets in the underlying Portfolios. Because each of the Asset Allocation Portfolios invests all of its assets in underlying Portfolios, the risks associated with each Asset Allocation Portfolio are closely related to the risks associated with the securities and other investments held by the underlying Portfolios. The ability of each Asset Allocation Portfolio to achieve its investment objective will depend on the ability of the underlying Portfolios to achieve their investment objectives.



Each Asset Allocation Portfolio is managed by Prudential Investments LLC.

--------------------------------------------------------------------------------
SP Aggressive Growth Asset Allocation Portfolio
--------------------------------------------------------------------------------


--------------------------------------------              The SP Aggressive Growth Asset Allocation Portfolio
An Asset Allocation Portfolio Investing Fully in          invests in shares of the following Fund Portfolios:
Equity Portfolios
This Portfolio aggressively seeks capital appreciation by     .a large capitalization equity component
investing in large cap equity Portfolios, international        (approximately 40% of the Portfolio, invested in
Portfolios, and small/mid-cap equity Portfolios.               shares of the SP Davis Value Portfolio (20% of
--------------------------------------------                   Portfolio), the SP Alliance Large Cap Growth
                                                               Portfolio (10% of Portfolio), and the Jennison
                                                               Portfolio (10% of Portfolio)); and

                                                              .an international component (approximately 35%
                                                               of the Portfolio, invested in shares of the SP
                                                               Jennison International Growth Portfolio (17.5%
                                                               of Portfolio) and the SP Deutsche International
                                                               Equity Portfolio (17.5% of Portfolio)); and

                                                              .a small/mid capitalization equity component
                                                               (approximately 25% of the Portfolio, invested in
                                                               shares of the SP Small/Mid-Cap Value Portfolio
                                                               (12.5% of Portfolio) and the SP Prudential U.S.
                                                               Emerging Growth Portfolio (12.5% of Portfolio)).





For more information on the underlying Portfolios, please refer to the descriptions of each Portfolio's investment objectives and policies included in this prospectus.


--------------------------------------------------------------------------------
SP Balanced Asset Allocation Portfolio
--------------------------------------------------------------------------------


--------------------------------------------               The SP Balanced Asset Allocation Portfolio invests in
A Balance Between Current Income And Capital               shares of the following Portfolios:
Appreciation
This Portfolio seeks to balance current income and             .a fixed income component (approximately 40%
growth of capital by investing in fixed income Portfolios,      of the Portfolio, invested in shares of the SP
large cap equity Portfolios, small/mid-cap equity               PIMCO Total Return Portfolio (25% of Portfolio)
Portfolios, and international equity Portfolios.                and the SP PIMCO High Yield Portfolio (15% of
--------------------------------------------                    Portfolio)); and

                                                               .a large capitalization equity component
                                                                (approximately 35% of the Portfolio, invested in
                                                                shares of the SP Davis Value Portfolio (17.5%
                                                                of Portfolio), the SP Alliance Large Cap Growth
                                                                Portfolio (8.75% of Portfolio), and the Jennison
                                                                Portfolio (8.75% of Portfolio)); and

                                                               .a small/mid capitalization equity component
                                                                (approximately 15% of the Portfolio, invested in
                                                                shares of the SP Small/Mid-Cap Value Portfolio
                                                                (7.5% of Portfolio) and the SP Prudential U.S.
                                                                Emerging Growth Portfolio (7.5% of Portfolio));
                                                                and

                                                               .an international component (approximately 10%
                                                                of the Portfolio, invested in shares of the SP
                                                                Jennison International Growth Portfolio (5% of
                                                                Portfolio) and the SP Deutsche International
                                                                Equity Portfolio (5% of Portfolio)).





For more information on the underlying Portfolios, please refer to the description of each Portfolio's investment objectives and policies included in this prospectus.

--------------------------------------------------------------------------------
SP Conservative Asset Allocation Portfolio
--------------------------------------------------------------------------------


--------------------------------------------          The SP Conservative Asset Allocation Portfolio invests
An Asset Allocation Portfolio Investing Primarily In  in shares of the following Portfolios:
Fixed Income Portfolios
This Portfolio is invested in fixed income, large cap     .a fixed income component (approximately 60%
equity, and small/mid-cap equity Portfolios.               of the Portfolio, invested in shares of the SP
--------------------------------------------               PIMCO Total Return Portfolio (40% of Portfolio)
                                                           and the SP PIMCO High Yield Portfolio (20% of
                                                           Portfolio)); and

                                                          .a large capitalization equity component
                                                           (approximately 30% of the Portfolio, invested in
                                                           shares of the SP Davis Value Portfolio (15% of
                                                           Portfolio), the SP Alliance Large Cap Growth
                                                           Portfolio (7.5% of Portfolio), and the Jennison
                                                           Portfolio (7.5% of Portfolio)); and

                                                          .a small/mid capitalization equity component
                                                           (approximately 10% of the Portfolio, invested in
                                                           shares of the SP Small/Mid-Cap Value Portfolio
                                                           (5% of Portfolio) and the SP Prudential U.S.
                                                           Emerging Growth Portfolio (5% of Portfolio)).





For more information on the underlying Portfolios, please refer to the description of each Portfolio's investment objectives and policies included in this prospectus.


--------------------------------------------------------------------------------
SP Growth Asset Allocation Portfolio
--------------------------------------------------------------------------------


--------------------------------------------             The Growth Asset Allocation Portfolio invests in shares
An Asset Allocation Portfolio Investing                  of the following Portfolios:
Primarily In Equity Portfolios
This Portfolio seeks to provide long-term growth of          .a large capitalization equity component
capital with consideration also given to current income.      (approximately 45% of the Portfolio, invested in
--------------------------------------------                  shares of the SP Davis Value Portfolio (22.5%
                                                              of Portfolio), the SP Alliance Large Cap Growth
                                                              Portfolio (11.25% of Portfolio), and the
                                                              Jennison Portfolio (11.25% of Portfolio)); and

                                                             .a fixed income component (approximately 20%
                                                              of the Portfolio, invested in shares of the SP
                                                              PIMCO High Yield Portfolio (10% of Portfolio)
                                                              and the SP PIMCO Total Return Portfolio (10%
                                                              of Portfolio)); and

                                                             .an international component (approximately 20%
                                                              of the Portfolio, invested in shares of the SP
                                                              Jennison International Growth Portfolio (10% of
                                                              Portfolio) and the SP Deutsche International
                                                              Equity Portfolio (10% of Portfolio)); and

                                                             .a small/mid-capitalization equity component
                                                              (approximately 15% of the Portfolio, invested in
                                                              shares of the SP Small/Mid-Cap Value Portfolio
                                                              (7.5% of Portfolio) and the SP Prudential U.S.
                                                              Emerging Growth Portfolio (7.5% of Portfolio)).





For more information on the underlying Portfolios, please refer to the descriptions of each Portfolio's investment objectives and policies included in this prospectus.

--------------------------------------------------------------------------------
SP Davis Value Portfolio
--------------------------------------------------------------------------------

SP Davis Value Portfolio's investment objective is growth of capital. In keeping with the Davis investment philosophy, the portfolio managers select common stocks that offer the potential for capital growth over the long-term. While we will try to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------             The Portfolio invests primarily in common stocks of U.S.
The Davis Back-to-Basics Approach                        companies with market capitalizations of at least $5
Under the Davis philosophy, Davis seeks to identify      billion, but it may also invest in foreign companies and
companies possessing ten basic characteristics, which    U.S. companies with smaller capitalizations.
Davis believes will foster sustainable long-term growth.
--------------------------------------------

COMMON STOCKS

What They Are.  Common stock represents ownership of a company.

How They Pick Them. The Davis investment philosophy stresses a back-to-basics approach: they use extensive research to buy growing companies at value prices and hold on to them for the long-term. Over the years, Davis Selected Advisers has developed a list of ten characteristics that they believe foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns. While very few companies have all ten, Davis searches for those possessing several of the characteristics that are listed below.

Why They Buy Them. SP Davis Value Portfolio buys common stock to take an ownership position in companies with growth potential, and then holds that position long enough to realize the benefits of growth.

The Portfolio may also invest in foreign securities, primarily as a way of providing additional opportunities to invest in quality overlooked growth stocks. Investment in foreign securities can also offer the Portfolio the potential for economic diversification.

WHAT DAVIS LOOKS FOR IN A COMPANY

1. First-Class Management. The Davis investment philosophy believes that great companies are created by great managers. In visiting companies, they look for managers with a record of doing what they say they are going to do.

2. Management Ownership. Just as they invest heavily in their own portfolios, they look for companies where individual managers own a significant stake.

3. Strong Returns on Capital. They want companies that invest their capital wisely and reap superior returns on those investments.

4. Lean Expense Structure. Companies that can keep costs low are able to compete better, especially in difficult times. A low cost structure sharply reduces the risk of owning a company's shares.

5. Dominant or Growing Market Share in a Growing Market. A company that is increasing its share of a growing market has the best of both worlds.

6. Proven Record as an Acquirer. When an industry or market downturn occurs, it is a good idea to own companies that can take advantage of attractive prices to expand operations through inexpensive acquisitions.

7. Strong Balance Sheet. Strong finances give a company staying power to weather difficult economic cycles.

8. Competitive Products or Services. Davis invests in companies with products that are not vulnerable to obsolescence.

9. Successful International Operations. A proven ability to expand internationally reduces the risk of being tied too closely to the U.S. economic cycle.

10.Innovation. The savvy use of technology in any business, from a food company to an investment bank, can help reduce costs and increase sales.

Other Securities and Investment Strategies


The Portfolio invests primarily in the common stock of large capitalization domestic companies. There are other securities in which the Portfolio may invest, and investment strategies which the Portfolio may employ, but they are not principal investment strategies. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).


The Portfolio uses short-term investments to maintain flexibility while evaluating long-term opportunities. The Portfolio also may use short-term investments for temporary defensive purposes; in the event the portfolio managers anticipate a decline in the market values of common stock of large capitalization domestic companies, they may reduce the risk by investing in short-term securities until market conditions improve. Unlike common stocks, these investments will not appreciate in value when the market advances. In such a circumstance, the short-term investments will not contribute to the Portfolio's investment objective.

The Portfolio is managed by Davis Selected Advisers, L.P.

--------------------------------------------------------------------------------
SP Deutsche International Equity Portfolio
--------------------------------------------------------------------------------


The Portfolio seeks long-term capital appreciation. Under normal circumstances, the Portfolio invests at least 80% of its investable assets in the stocks and other securities with equity characteristics of companies in developed countries outside the United States. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.


--------------------------------------------               The Portfolio invests for capital appreciation, not income;
International Equities From Developed Countries            any dividend or interest income is incidental to the
The Portfolio invests primarily in the stocks of companies pursuit of that goal.
located in developed foreign countries that make up the
MSCI EAFE Index, plus Canada. The Portfolio also may
invest in emerging markets securities.
--------------------------------------------

The Portfolio invests for the long term. The Portfolio employs a strategy of growth at a reasonable price. The Portfolio seeks to identify companies outside the United States that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increasing rates of profitability and cash flow, yet their share prices compare favorably to other stocks in a given market and to their global peers. In evaluating stocks, the Portfolio considers factors such as sales, earnings, cash flow and enterprise value. Enterprise value is a company's market capitalization plus the value of its net debt. The Portfolio further considers the relationship between these and other quantitative factors. Together, these indicators of growth and value may identify companies with improving prospects before the market in general has taken notice.

Principal Investments

Almost all the companies in which the Portfolio invests are based in the developed foreign countries that make up the MSCI EAFE Index, plus Canada. The Portfolio may also invest a portion of its assets in companies based in the emerging markets of Latin America, the Middle East, Europe, Asia and Africa if it believes that its return potential more than compensates for the extra risks associated with these markets. Under normal market conditions investment in emerging markets is not considered to be a central element of the Portfolio's strategy. Typically, the Portfolio will not hold more than 15% of its net assets in emerging markets. The Portfolio may invest in a variety of debt securities, equity securities, and other instruments, including convertible securities, warrants, foreign securities, options (on stock, debt, stock indices, foreign currencies, and futures), futures contracts, forward foreign currency exchange contracts, interest rate swaps, loan participations, reverse repurchase agreements, dollar rolls, when-issued and delayed delivery securities, short sales, and illiquid securities. We explain each of these instruments in detail in the Statement of Additional Information.

Investment Process


Company research lies at the heart of Deutsche Asset Management Inc.'s (DAMI's) investment process, as it does with many stock mutual fund portfolios. Several thousand companies are tracked to arrive at the approximately 100 stocks the Portfolio normally holds. But the process brings an added dimension to this fundamental research. It draws on the insight of experts from a range of financial disciplines -- regional stock market specialists, global industry specialists, economists and quantitative analysts. They challenge, refine and amplify each other's ideas. Their close collaboration is a critical element of the investment process.


Temporary Defensive Position. The Portfolio may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. The Portfolio may invest up to 100% of its assets in U.S. or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent the Portfolio might adopt such a position over the course of its duration, the Portfolio may not meet its goal of long-term capital appreciation.

Primary Risks

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.


Stock Selection Risk. A risk that pervades all investing is the risk that the securities an investor has selected will not perform to expectations. To minimize this risk, DAMI monitors each of the stocks in the Portfolio according to three basic quantitative criteria. They subject a stock to intensive review if:


    . its rate of price appreciation begins to trail that of its national stock index;


    . the financial analysts who follow the stock, both within DAMI and outside, cut their estimates of the stock's future earnings; or


    . the stock's price approaches the downside target set when they first bought the stock (and may since have modified to reflect changes in market and economic conditions).


In this review, DAMI seeks to learn if the deteriorating performance accurately reflects deteriorating prospects or if it merely reflects investor overreaction to temporary circumstances.


Foreign Stock Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for reasons including:


    . Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Portfolio invests, DAMI analyzes countries and regions to try to anticipate these risks.



    . Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States. Since the "numbers" themselves sometimes mean different things, DAMI devotes much of its research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.


    . Liquidity Risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

    . Regulatory Risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

In an effort to reduce these foreign stock market risks, the Portfolio diversifies its investments, just as you may spread your investments among a range of securities so that a setback in one does not overwhelm your entire strategy. In this way, a reversal in one market or stock need not undermine the pursuit of long-term capital appreciation.


Currency Risk. The Portfolio invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the value of foreign securities or the U.S. dollar amount of income or gain received on these securities. DAMI seeks to minimize this risk by actively managing the currency exposure of the Portfolio.


Emerging Market Risk. To the extent that the Portfolio does invest in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. For all these reasons, the Portfolio carefully limits and balances its commitment to these markets.

Secondary Risks

Small Company Risk. Although the Portfolio generally invests in the shares of large, well-established companies, it may occasionally take advantage of exceptional opportunities presented by small companies. Such opportunities pose unique risks. Small company stocks tend to experience steeper price fluctuations -- down as well as up -- than the stocks of larger companies. A shortage of reliable information -- the same information gap that creates opportunity in small company investing -- can also pose added risk. Industrywide reversals have had a greater impact on small companies, since they lack a large company's financial resources. Finally, small company stocks are typically less liquid than large company stocks; when things are going poorly, it is harder to find a buyer for a small company's shares.

Pricing Risk. When price quotations for securities are not readily available, they are valued by the method that most accurately reflects their current worth in the judgment of the Board. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them.


The Portfolio is managed by Deutsche Asset Management, Inc. (DAMI).


--------------------------------------------------------------------------------
SP INVESCO Small Company Growth Portfolio
--------------------------------------------------------------------------------

The Portfolio seeks long-term capital growth. Most holdings are in small-capitalization companies. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.


--------------------------------------------               INVESCO is primarily looking for companies in the
A Small-Cap Stock Portfolio                                accelerated developing stages of their life cycles,
The Portfolio generally invests primarily in the stocks of which are currently priced below INVESCO's
companies with small market capitalizations.               estimation of their potential, have earnings which may
--------------------------------------------               be expected to grow faster than the U.S. economy in
                                                           general, and/or offer earnings growth of sales, new
                                                           products, management changes, or structural
                                                           changes in the economy. The Portfolio may invest up
                                                           to 25% of its assets in securities of non-U.S. issuers.
                                                           Securities of Canadian issuers and ADRs are not
                                                           subject to this 25% limitation.



Under normal circumstances, the Portfolio will invest at least 80% of its investable assets in small-capitalization companies -- those which are included in the Russell 2000 Growth Index at the time of purchase, or if not included in that index, have market capitalizations of $2.5 billion or below at the time of purchase. Although not a principal investment, the Portfolio may use derivatives. A derivative is a financial instrument whose value is "derived," in some manner, from the price of another security, index, asset or rate. Derivatives include options and futures contracts, among a wide range of other instruments.

Although not a principal investment, the Portfolio may invest in options and futures contracts. Options and futures contracts are common types of derivatives that the Portfolio may occasionally use to hedge its investments. An option is the right to buy or sell a security or other instrument, index or commodity at a specific price on or before a specific date. A futures contract is an agreement to buy or sell a security or other instrument, index or commodity at a specific price on a specific date.


Although not a principal investment, the Portfolio may invest in repurchase agreements. In addition, the Portfolio may invest in debt securities, ADRs, convertible securities, junk bonds, warrants, forward foreign currency exchange contracts, interest rate swaps, when-issued and delayed delivery securities, short sales against-the-box, U.S. government securities, Brady Bonds, and illiquid securities. The Portfolio may lend its portfolio securities. In response to adverse market conditions or when restructuring the Portfolio, INVESCO may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.


The Portfolio is managed by INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------
SP Jennison International Growth Portfolio
--------------------------------------------------------------------------------

The investment objective of the Portfolio is to seek long-term growth of capital. The Portfolio seeks to achieve its objective through investment in equity-related securities of foreign companies. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------             This means the Portfolio seeks investments -- primarily
A Foreign Stock Growth Portfolio                         the common stock of foreign companies -- that will
The Portfolio seeks long-term growth by investing in the increase in value over a period of years. A company is
common stock of foreign companies. The Portfolio         considered to be a foreign company if it satisfies at least
generally invests in about 60 securities of issuers      one of the following criteria: its securities are traded
located in at least five different foreign countries.    principally on stock exchanges in one or more foreign
--------------------------------------------             countries; it derives 50% or more of its total revenue
                                                         from goods produced, sales made or services performed
                                                         in one or more foreign countries; it maintains 50% or
                                                         more of its assets in one or more foreign countries; it is organized under the laws of a foreign country; or its
                                                         principal executive office is located in a foreign country.

The Portfolio invests in about 60 securities of primarily non-U.S. growth companies whose shares appear attractively valued on a relative and absolute basis. The Portfolio looks for companies that have above-average actual and potential earnings growth over the long term and strong financial and operational characteristics. The Portfolio selects stocks on the basis of individual company research. Thus, country, currency and industry weightings are primarily the result of individual stock selections. Although the Portfolio may invest in companies of all sizes, the Portfolio typically focuses on large and medium sized companies. Under normal conditions, the Portfolio intends to invest at least 65% of its total assets in the equity-related securities of foreign companies in at least five foreign countries. The Portfolio may invest anywhere in the world, including North America, Western Europe, the United Kingdom and the Pacific Basin, but generally not the U.S.

The principal type of equity-related security in which the Portfolio invests is common stock. In addition to common stock, the Portfolio may invest in other equity-related securities that include, but are not limited to, preferred stock, rights that can be exercised to obtain stock, warrants and debt securities or preferred stock convertible or exchangeable for common or preferred stock and master limited partnerships. The Portfolio may also invest in ADRs, which we consider to be equity-related securities.

In deciding which stocks to purchase for the Portfolio, Jennison looks for growth companies that have both strong fundamentals and appear to be attractively valued relative to their growth potential. Jennison uses a bottom-up approach in selecting securities for the Portfolio, which means that they select stocks based on individual company research, rather than allocating by country or sector. In researching which stocks to buy, Jennison looks at a company's basic financial and operational characteristics as well as compare the company's stock price to the price of stocks of other companies that are its competitors, absolute historic valuation levels for that company's stock, its earnings growth and the price of existing portfolio holdings. Another important part of Jennison's research process is to have regular contact with management of the companies that they purchase in order to confirm earnings expectations and to assess management's ability to meet its stated goals. Although the Portfolio may invest in companies of all sizes, it typically focuses on large and medium sized companies.

Generally, Jennison looks for companies that have one or more of the following characteristics: actual and potential growth in earnings and cash flow; actual and improving profitability; strong balance sheets; management strength; and strong market share for the company's products.

In addition, Jennison looks for companies whose securities appear to be attractively valued relative to: each company's peer group; absolute historic valuations; and existing holdings of the Portfolio. Generally, they consider selling a security when there is an identifiable change in a company's fundamentals or when expectations of future earnings growth become fully reflected in the price of that security.


The Portfolio may invest in bonds, money market instruments and other fixed income obligations. Generally, the Portfolio will purchase only "Investment-Grade" fixed income investments. This means the obligations have received one of the four highest quality ratings determined by Moody's Investors Service, Inc. (Moody's), or Standard & Poor's Ratings Group (S&P), or one of the other nationally recognized statistical rating organizations (NRSROs). Obligations rated in the fourth category (Baa for Moody's or BBB for S&P) have speculative characteristics and are subject to a greater risk of loss of principal and interest. On occasion, the Portfolio may buy instruments that are not rated, but that are of comparable quality to the investment-grade bonds described above.


In response to adverse market, economic or political conditions, the portfolio may temporarily invest up to 100% of its assets in money market instruments or in the stock and other equity-related securities of U.S. companies. Investing heavily in money market instruments limits the ability to achieve capital appreciation, but may help to preserve the portfolio's assets when global or international markets are unstable. When the portfolio is temporarily invested in equity-related securities of U.S. companies, the portfolio may achieve capital appreciation, although not through investment in foreign companies.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts; enter into forward foreign currency exchange contracts; purchase securities on a when-issued or delayed delivery basis; and borrow up to 33-1/3% of the value of the Portfolio's total assets.

The Portfolio may also enter into short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

This Portfolio is managed by Jennison Associates LLC.

--------------------------------------------------------------------------------
SP Large Cap Value Portfolio
--------------------------------------------------------------------------------


The investment objective of the SP Large Cap Value Portfolio is long-term growth of capital. The Portfolio is managed by Fidelity Management & Research Company (FMR). The Portfolio normally invests at least 80% of the Portfolio's investable assets in securities of companies with large market capitalizations. The Portfolio normally invests its assets primarily in common stocks.

--------------------------------------------              Although a universal definition of large market
A Large-Cap Value Portfolio                               capitalization companies does not exist, FMR generally
The Portfolio is managed by Fidelity Management and       defines large market capitalization companies as those
Research Company. The Portfolio normally invests at       whose market capitalization is similar to the market
least 80% of its investable assets in securities of       capitalization of companies in the S&P 500 or the
companies with large market capitalizations. The          Russell 1000. A company's market capitalization is
Portfolio normally invests its assets primarily in common based on its current market capitalization or its market
stocks.                                                   capitalization at the time of the Portfolio's investment.
--------------------------------------------              Companies whose capitalization is below this level after
                                                          purchase continue to be considered to have large
                                                          market capitalizations for purposes of the 80% policy.



FMR invests the Portfolio's assets in companies that it believes are undervalued in the marketplace in relation to factors such as the company's assets, earnings, growth potential, or cash flow, or in relation to securities of other companies in the same industry. Companies with these characteristics tend to have lower than average price/earnings (P/E) or price/book (P/B) ratios. The stocks of these companies are often called "value" stocks.


FMR may invest the Portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.


FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market factors. Factors considered include growth potential, earnings estimates, and management. These securities may then be analyzed using statistical models to further evaluate growth potential, valuation, liquidity and investment risk. In buying and selling securities for the Portfolio, FMR invests for the long term and selects those securities it believes offer strong opportunities for the long-term growth of capital and are attractively valued.


The Portfolio primarily invests in equity securities which represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.


FMR may use various techniques, such as buying and selling futures contracts, and exchange traded funds to increase or decrease the Portfolio's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the Portfolio may not achieve its objective. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.


Many factors affect the Portfolio's performance. The Portfolio's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political or financial developments. The Portfolio's reaction to these developments will be affected by the types of the securities in which the Portfolio invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the Portfolio's level of investment in the securities of that issuer. When you sell units corresponding to shares of the Portfolio, they could be worth more or less than what you paid for them.

In addition to company risk, derivatives risk, foreign investment risk, leveraging risk, liquidity risk, management risk, and market risk, the following factor can significantly affect the Portfolio's performance:

"Value" stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, "value" stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

In response to market, economic, political or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the Portfolio's performance and the Portfolio may not achieve its investment objective.


The Portfolio is managed by Fidelity Management and Research Company.

--------------------------------------------------------------------------------
SP MFS Capital Opportunities Portfolio
--------------------------------------------------------------------------------

The Portfolio invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------             The portfolio focuses on companies which
Capital Opportunities In Both U.S. and Foreign           Massachusetts Financial Services Company (MFS)
Stocks                                                   believes have favorable growth prospects and attractive
The Portfolio invests primarily in stocks, convertible   valuations based on current and expected earnings or
securities, and depositary receipts of companies in both cash flow. The Portfolio's investments may include
the United States and in foreign countries.              securities listed on a securities exchange or traded in the
--------------------------------------------             over-the-counter markets.

MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the portfolio manager and MFS' large group of equity research analysts. The Portfolio may invest in foreign securities (including emerging market securities), through which it may have exposure to foreign currencies. The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Generally, the Portfolio will invest no more than (i) 35% of its net assets in foreign securities and (ii) 15% in lower rated bonds, and the Portfolio will not lend more than 30% of the value of its securities.


The Portfolio can invest in a wide variety of debt and equity securities, including corporate debt, lower-rated bonds, U.S. Government securities, variable and floating rate obligations, zero coupon bonds, deferred interest bonds, PIK bonds, Brady Bonds, depositary receipts, forward contracts, futures contracts, investment company securities, options (on currencies, futures, securities and stock indices), repurchase agreements, mortgage dollar rolls, restricted securities, short sales, short sales against-the-box, warrants, and when-issued and delayed delivery securities. The Portfolio may lend its securities. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs).


The Portfolio also may assume a temporary defensive position. In response to adverse market conditions or when restructuring the Portfolio, MFS may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Massachusetts Financial Services Company (MFS).

--------------------------------------------------------------------------------
SP MFS Mid-Cap Growth Portfolio
--------------------------------------------------------------------------------

The Portfolio's investment objective is long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success and it is possible you could lose money.


--------------------------------------------             The Portfolio invests, under normal market conditions, at
A Mid-Cap Growth Stock Portfolio                         least 80% of its investable assets in common stocks and
The Portfolio invests primarily in companies with market related securities, such as preferred stocks, convertible
capitalizations equaling or exceeding $250 million but   securities and depositary receipts for those securities, of
not exceeding the top of the Russell Midcap(TM) Growth   companies with medium market capitalization which
Index range at the time of purchase.                     Massachusetts Financial Services Company (MFS)
--------------------------------------------             believes have above-average growth potential.



Medium market capitalization companies are defined by the Portfolio as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap(TM) Growth Index range at the time of the Portfolio's investment. This Index is a widely recognized, unmanaged index of mid-cap common stock prices. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap(TM) Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the fund's 80% investment policy. As of December 28, 2001, the top of the Russell Midcap(TM) Growth Index range was approximately $15.7 billion. The Portfolio's investments may include securities listed on a securities exchange or traded in the over-the-counter markets. MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the portfolio manager and MFS's large group of equity research analysts.




The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest a relatively high percentage of its assets in a small number of issuers. As a result, the Portfolio's performance may be tied more closely to the success or failure of a smaller group of Portfolio holdings. The Portfolio may invest in foreign securities (including emerging markets securities) through which it may have exposure to foreign currencies. The Portfolio is expected to engage in active and frequent trading to achieve its principal investment strategies. Generally, the Portfolio will invest no more than (i) 20% of its net assets in foreign securities and (ii) 10% in lower rated bonds, and the Portfolio will not lend more than 30% of the value of its securities. The Portfolio may invest in a variety of debt securities, equity securities, and other instruments, including corporate debt, lower-rated bonds, U.S. government securities, variable and floating rate obligations, zero coupon bonds, deferred interest bonds, PIK bonds, depository receipts, emerging markets equity securities, forward contracts, futures contracts, investment company securities, options (on currencies, futures, securities, and stock indices), repurchase agreements, restricted securities, short sales, short sales against-the-box, short-term debt, warrants, and when-issued and delayed delivery securities. The Portfolio may borrow for temporary purposes, and lend its portfolio securities.

In response to adverse market conditions or when restructuring the Portfolio, MFS may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in the securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio's assets when markets are unstable.

The Portfolio is managed by Massachusetts Financial Services Company (MFS).

--------------------------------------------------------------------------------
SP PIMCO High Yield Portfolio
--------------------------------------------------------------------------------


The investment objective of the Portfolio is a high total return. Under normal circumstances, the Portfolio invests at least 80% of its investable assets in high yield/high risk bonds.



--------------------------------------------             The Portfolio may invest up to 15% of its assets in
A High-Yield, High-Risk Bond Portfolio                   derivative instruments, such as options, futures
The Portfolio invests primarily in high-yield, high-risk contracts or swap agreements. The Portfolio may also
bonds, also known as "junk bonds."                       invest in mortgage-related securities or asset-backed
--------------------------------------------             securities.


The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

In selecting securities for the Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.


The Portfolio may also invest in Brady Bonds, which are described below in the section on the SP PIMCO Total Return Portfolio.


Securities rated lower than Baa by Moody's Investors Service, Inc. (Moody's) or lower than BBB by Standard & Poor's Ratings Services ("S&P") are sometimes referred to as "high yield" or "junk" bonds. Investing in high yield securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

The Portfolio may invest in inflation-indexed bonds, which are described below in the section on the SP PIMCO Total Return Portfolio.

The Portfolio may invest in convertible debt and convertible preferred stock securities.

The Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, which are described in the section on SP PIMCO Total Return Portfolio.

For the purpose of achieving income, each Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

The Portfolio may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security.

The Portfolio may purchase securities which it is eligible to purchase on a when-issued or delayed delivery basis, and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments).

The Portfolio may enter into repurchase agreements.

The Portfolio may enter into reverse repurchase agreements and dollar rolls, subject to a Portfolio's limitations on borrowings.



The Portfolio may invest in "event-linked bonds," which are described in the section below on the SP PIMCO Total Return Portfolio.

The Portfolio may invest up to 15% of its net assets in illiquid securities.

The Portfolio may invest up to 10% of its assets in securities of other investment companies, such as closed-end management investment companies, or in pooled accounts or other investment vehicles which invest in foreign markets. As a shareholder of an investment company, a Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

For temporary or defensive purposes, the Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.


The Portfolio is managed by Pacific Investment Management Company LLC (PIMCO).

--------------------------------------------------------------------------------
SP PIMCO Total Return Portfolio
--------------------------------------------------------------------------------


The Portfolio invests primarily in investment grade debt securities. It may also invest up to 10% of its assets in high yield/high risk securities (also known as "junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality.


---------------------------------------------------------
An Investment Grade Bond Portfolio                       The Portfolio may invest up to 20% of its assets in
The Portfolio invests primarily in investment grade debt securities denominated in foreign currencies, and may
securities, including foreign debt securities, but may   invest beyond this limit in U.S. dollar-denominated
invest some of its assets in high yield bonds.           securities of foreign issuers. The Portfolio will normally
--------------------------------------------             hedge at least 75% of its exposure to foreign currency to
                                                         reduce the risk of loss due to fluctuations in currency
                                                         exchange rates.


The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.


In selecting securities for a Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

The Portfolio may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Portfolio may be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

The Portfolio may invest in inflation-indexed bonds, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

The Portfolio may invest in convertible debt and convertible preferred stock.

The Portfolio may invest in mortgage-related securities or other asset-backed securities.

The Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional Portfolios, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Directors in an amount sufficient to meet such commitments. Delayed loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

For the purpose of achieving income, each Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.


The Portfolio may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. The Portfolio may use interest rate swaps in the management of the Portfolio.


The Portfolio may purchase securities which it is eligible to purchase on a when-issued or delayed delivery basis, and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments).


The Portfolio may enter into repurchase agreements.


The Portfolio may enter into reverse repurchase agreements and dollar rolls.

The Portfolio may invest in "event-linked bonds," which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

The Portfolio may invest up to 15% of its net assets in illiquid securities.



The Portfolio may invest up to 10% of its assets in securities of other investment companies, such as closed-end management investment companies, or in pooled accounts or other investment vehicles which invest in foreign markets. As a shareholder of an investment company, the Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

For temporary or defensive purposes, the Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.


The Portfolio is managed by Pacific Investment Management Company LLC (PIMCO).


--------------------------------------------------------------------------------
SP Prudential U.S. Emerging Growth Portfolio
--------------------------------------------------------------------------------

The Portfolio's investment objective is long-term capital appreciation. This means the Portfolio seeks investments whose price will increase over several years. While we make every effort to achieve its objective, we can't guarantee success and it is possible that you could lose money.


--------------------------------------------               In deciding which equities to buy, the Portfolio uses what
A Small/Medium-Sized Stock Portfolio                       is known as a growth investment style. This means the
The Portfolio invests primarily in the stocks of small and Portfolio invests in companies that it believes could
medium-sized companies with the potential for above-       experience superior sales or earnings growth. In
average growth.                                            pursuing this objective, the Portfolio normally invests at
--------------------------------------------               least 80% of the Portfolio's investable assets in equity
                                                           securities of small and medium-sized U.S. companies
                                                           with the potential for above-average growth.

The Portfolio considers small and medium-sized companies to be those with market capitalizations that are less than the largest capitalization of the Standard and Poor's Mid-Cap 400 Stock Index as of the end of a calendar quarter. As of December 31, 2001, this number was $10.5 billion. We use the market capitalization measurements used by S&P at time of purchase.



In addition to buying equities, the Portfolio may invest in other equity-related securities. Equity-related securities include American Depositary Receipts (ADRs); common stocks; nonconvertible preferred stocks; warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; Real Estate Investment Trusts (REITs); and similar securities.


The Portfolio also may buy convertible debt securities and convertible preferred stock. These are securities that the Portfolio can convert into the company's common stock or some other equity security. The Portfolio will only invest in investment-grade convertible securities. Generally, the Portfolio considers selling a security when, in the opinion of the investment adviser, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movements.


The Portfolio can invest up to 20% of investable assets in equity securities of companies with larger or smaller market capitalizations than previously noted. The Portfolio may participate in the initial public offering (IPO) market. IPO investments may increase the Portfolio's total returns. As the Portfolio's assets grow, the impact of IPO investments will decline, which may reduce the Portfolio's total returns.


The Portfolio can invest up to 35% of total assets in foreign securities, including stocks and other equity-related securities, money market instruments and other investment-grade fixed-income securities of foreign issuers, including those in developing countries. For purposes of the 35% limit, the Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities.


The Portfolio can invest up to 20% of investable assets in investment-grade corporate or government obligations. Investment-grade obligations are rated in one of the top four long-term quality ratings by a major rating service (such as Baa/BBB or better by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group, respectively). The Portfolio also may invest in obligations that are not rated, but which it believes to be of comparable quality. Obligations rated in the fourth category (Baa/BBB) have speculative characteristics. These lower-rated obligations are subject to a greater risk of loss of principal and interest. Generally, fixed-income securities provide a fixed rate of return, but provide less opportunity for capital appreciation than investing in stocks. The Portfolio will purchase money market instruments only in one of the two highest short-term quality ratings of a major rating service.


In response to adverse market, economic or political conditions, the Portfolio may temporarily invest up to 100% of the Portfolio's assets in cash or money market instruments. Investing heavily in these securities limits the Portfolio's ability to achieve capital appreciation, but can help to preserve its assets when the equity markets are unstable.

The Portfolio may also use repurchase agreements.

The Portfolio may enter into foreign currency forward contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. The Portfolio may enter into such contracts on a spot, that is, cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency.

The Portfolio may use various derivative strategies to try to improve its returns or protect its assets. The Portfolio cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

The Portfolio may invest in securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Portfolio must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. Securities in which the Portfolio may invest which are not backed by the full faith and credit of the United States include obligations such as those issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association, the Student Loan Marketing Association, Resolution Funding Corporation and the Tennessee Valley Authority, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Farm Credit System, the obligations of which may be satisfied only by the individual credit of the issuing agency. FHLMC investments may include collateralized mortgage obligations.

The Portfolio may invest in mortgage-backed securities, including those which represent undivided ownership interests in pools of mortgages. The U.S. Government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of the Portfolio's shares. These securities are in most cases "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.

The Portfolio may purchase and write (that is, sell) put and call options on securities, stock indexes and currencies that are traded on U.S. or foreign securities exchanges or in the over-the-counter market to seek to enhance return or to protect against adverse price fluctuations in securities in the Portfolio's portfolio. These options will be on equity securities, financial indexes (for example, S&P 500 Composite Stock Price Index) and foreign currencies. The Portfolio may write put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of securities (or currencies) that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities (or currencies) it intends to purchase.

The Portfolio may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade to reduce certain risks of its investments and to attempt to enhance return in accordance with regulations of the Commodity Futures Trading Commission (CFTC).

The Portfolio also follows certain policies when it borrows money (the Portfolio can borrow up to 20% of the value of its total assets); lends its securities to others (the Portfolio can lend up to 33 1/3% of the value of its total assets, including collateral received in the transaction); and holds illiquid securities (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days).

Portfolio Turnover

As a result of the strategies described above, the Portfolio may have an annual portfolio turnover rate of up to 200%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other transaction costs and can affect the Portfolio's performance.

The Portfolio is managed by Jennison Associates LLC.

--------------------------------------------------------------------------------
SP Small/Mid-Cap Value Portfolio
--------------------------------------------------------------------------------


The investment objective of the SP Small/Mid-Cap Value Portfolio is long-term growth of capital. The Portfolio is managed by Fidelity Management & Research Company (FMR). The Portfolio normally invests at least 80% of its investable assets in securities of companies with small to medium market capitalizations.



--------------------------------------------        The Portfolio normally invests its assets primarily in
A Small/Mid-Cap Value Portfolio                     common stocks. Although universal definitions of small
The Portfolio normally invests at least 80% of its  and medium market capitalization does not exist, FMR investable assets in companies with small to medium generally defines small and medium market
market capitalizations.                             capitalization companies as those whose market
--------------------------------------------        capitalizations is similar to the market capitalization of companies in the S&P Small Cap 600 or the Russell
                                                    2000, and the S&P MidCap 400 or the Russell Midcap,
                                                    respectively. A company's market capitalization is based
                                                    on its current market capitalization or its market
                                                    capitalization at the time of the Portfolio's investment.
                                                    Companies whose capitalization is above this level after
                                                    purchase continue to have a small or medium market
                                                    capitalization for purposes of the 80% policy. The size of companies in each index changes with market
                                                    conditions, and the composition of each index. FMR may
                                                    also invest the Portfolio's assets in companies with
                                                    larger market capitalizations.



FMR invests the Portfolio's assets in companies that it believes are undervalued in the marketplace in relation to factors such as the company's assets, earnings, or growth potential, or cash flow, or in relation to securities of other companies in the same industry. Companies with these characteristics tend to have lower than average price/earnings (P/E) or price/book (P/B) ratios. The stocks of these companies are often called "value" stocks.


FMR may invest the Portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.


FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market factors. Factors considered include growth potential, earnings estimates and management. These securities may then be analyzed using statistical models to further evaluate growth potential, valuation, liquidity and investment risk. In buying and selling securities for the Portfolio, FMR invests for the long term and selects those securities it believes offer strong opportunities for the long-term growth of capital and are attractively valued.


The Portfolio invests primarily in equity securities, which represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.


FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Portfolio's exposure to changing security prices or other factors that affect security values. The Portfolio may invest in equity and/or debt securities issued by Real Estate Investment Trusts (REITs). If FMR's strategies do not work as intended, the Portfolio may not achieve its objective. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.


Many factors affect the Portfolio's performance. The Portfolio's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The Portfolio's reaction to these developments will be affected by the types of securities in which the Portfolio invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the Portfolio's level of investment in the securities of that issuer. When you sell units corresponding to shares of the Portfolio, they could be worth more or less than what you paid for them.

In addition to company risk, derivatives risk, foreign investment risk, leveraging risk, liquidity risk, management risk, and market risk, the following factors can significantly affect the Portfolio's performance:

The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers and can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Smaller issuers can have more limited product lines, markets and financial resources.

"Value" stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, "value" stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

In response to market, economic, political or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the Portfolio's performance and the Portfolio may not achieve its investment objective.

--------------------------------------------------------------------------------
SP Strategic Partners Focused Growth Portfolio
--------------------------------------------------------------------------------

In pursuing its objective of long-term growth of capital, the Portfolio normally invests at least 65% of its total assets in equity-related securities of U.S. companies that are believed to have strong capital appreciation potential. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

--------------------------------------------              The Portfolio's strategy is to combine the efforts of two
A Growth Stock Portfolio                                  investment advisers and to invest in the favorite stock
The Portfolio normally invests at least 65% of its total  selection ideas of three portfolio managers (two of whom assets in the equity-related securities of U.S. companies invest as a team). Each investment adviser to the
that are believed to have strong capital appreciation     Portfolio utilizes a growth style to select approximately
potential. The Portfolio is managed according to a        20 securities. The portfolio managers build a portfolio
growth investment style.                                  with stocks in which they have the highest confidence
--------------------------------------------              and may invest more than 5% of the Portfolio's assets in
                                                          any one issuer.

The Portfolio may actively and frequently trade its portfolio securities. The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest in a relatively high percentage of net assets in a small number of issuers. Investing in a nondiversified mutual fund, particularly a fund investing in approximately 40 equity-related securities, involves greater risk than investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified fund.

The primary equity-related securities in which the Portfolio invests are common stocks. Generally, each investment adviser will consider selling or reducing a stock position when, in their opinion, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement. A price decline of a stock does not necessarily mean that an investment adviser will sell the stock at that time. During market declines, either investment adviser may add to positions in favored stocks, which can result in a somewhat more aggressive strategy, with a gradual reduction of the number of companies in which the adviser invests. Conversely, in rising markets, either investment adviser may reduce or eliminate fully valued positions, which can result in a more conservative investment strategy, with a gradual increase in the number of companies represented in the adviser's portfolio segment.

In deciding which stocks to buy, each investment adviser uses what is known as a growth investment style. This means that each adviser will invest in stocks they believe could experience superior sales or earnings growth.


In addition to common stocks in which the Portfolio primarily invests, equity-related securities include nonconvertible preferred stocks; convertible debt and convertible preferred stock; American Depository Receipts (ADRs); warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; Real Estate Investment Trusts (REITs); and similar securities.


The Portfolio may buy common stocks of companies of every size -- small-, medium- and large-capitalization --although its investments are mostly in medium- and large-capitalization stocks. The Portfolio intends to be fully invested, holding less than 5% of its total assets in cash under normal market conditions.

Under normal conditions, there will be an approximately equal division of the Portfolio's assets between the two investment advisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will usually be divided between the two investment advisers as the portfolio manager deems appropriate. There will be a periodic rebalancing of each segment's assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, the manager may allocate assets from the portfolio segment that has appreciated more to the other.

Alliance Capital Management's portfolio manager, Alfred Harrison, utilizes the fundamental analysis and research of Alliance's large internal research staff. In selecting stocks for the Portfolio, he emphasizes stock selection and investment in a limited number of companies that have strong management, superior industry positions, excellent balance sheets and the ability to demonstrate superior earnings growth.

Jennison Associates' portfolio managers, Spiros Segalas and Kathleen McCarragher, invest in mid-size and large companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. These companies generally trade at high prices relative to their current earnings.


Reallocations may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because each investment adviser selects portfolio securities independently, it is possible that a security held by one portfolio segment may also be held by the other portfolio segment of the Portfolio or that the two advisers may simultaneously favor the same industry. Prudential Investments LLC will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if one investment adviser buys a security as the other adviser sells it, the net position of the Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Portfolio will have incurred additional costs. The portfolio manager will consider these costs in determining the allocation of assets. The portfolio manager will consider the timing of reallocation based upon the best interests of the Portfolio and its shareholders. To maintain the Portfolio's federal income tax status as a regulated investment company, Jennison Associates also may have to sell securities on a periodic basis.


The Portfolio may invest up to 20% of its total assets in foreign securities, including stocks and other equity-related securities, money market instruments and other fixed-income securities of foreign issuers. The Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities.

The Portfolio may temporarily hold cash or invest in high-quality foreign or domestic money market instruments pending investment of proceeds from new sales of Portfolio shares or to meet ordinary daily cash needs subject to the policy of normally investing at least 65% of the Portfolio's assets in equity-related securities. In response to adverse market, economic, political or other conditions, the Portfolio may temporarily invest up to 100% of its assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio's assets when the equity markets are unstable.

The Portfolio may use repurchase agreements.

The Portfolio may purchase and write (that is, sell) put and call options on securities indexes that are traded on U.S. or foreign securities exchanges or in the over-the-counter market to try to enhance return or to hedge the Portfolio's portfolio. The Portfolio may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The Portfolio also may purchase put and call options to offset previously written put and call options of the same series. The Portfolio will write only "covered" options. The Portfolio may purchase and sell stock index futures contracts and related options on stock index futures. The Portfolio may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts.

The Portfolio may invest in securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.

The Portfolio will also use futures contracts and options on futures contracts for certain bona fide hedging, return enhancement and risk management purposes. The Portfolio may purchase put and call options and write (that is, sell) "covered" put and call options on futures contracts that are traded on U.S. and foreign exchanges.

The Portfolio may use short sales.

The Portfolio may use various derivatives to try to improve the Portfolio's returns. The Portfolio may use hedging techniques to try to protect the Portfolio's assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

The Portfolio also follows certain policies when it borrows money (the Portfolio can borrow up to 33 1/3% of the value of its total assets); lends its securities to others for cash management purposes (the Portfolio can lend up to 33 1/3% of the value of its total assets including collateral received in the transaction); and holds illiquid securities (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

It is not a principal strategy of the Portfolio to actively and frequently trade its portfolio securities to achieve its investment objective. Nevertheless, the Portfolio may have an annual portfolio turnover rate of up to 200%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases and sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other costs and can affect the Portfolio's performance.

The Portfolio is managed by Jennison Associates LLC and Alliance Capital Management, L.P.

                                    *  *  *

The Statement of Additional Information -- which we refer to as the SAI -- contains additional information about the Portfolios. To obtain a copy, see the back cover page of this prospectus.

                                    *  *  *

OTHER INVESTMENTS AND STRATEGIES

As indicated in the description of the Portfolios above, we may use the following investment strategies to increase a Portfolio's return or protect its assets if market conditions warrant.

ADRs are certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Convertible Debt and Convertible Preferred Stock -- A convertible security is a security -- for example, a bond or preferred stock -- that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, they offer -- through their conversion mechanism -- the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Derivatives -- A derivative is an investment instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment -- a security, market index, currency, interest rate or some other benchmark -- will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls -- Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar -- but not necessarily the same -- security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.


Equity Swaps -- In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index.


Forward Foreign Currency Exchange Contracts -- A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts -- A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps -- In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down.

Joint Repurchase Account -- In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.




Loans and Assignments -- Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.


Mortgage-related Securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets. Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options -- A call option on stock is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier". Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Real Estate Investment Trusts (REITs) -- A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements -- In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements -- In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales -- In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box -- A short sale against-the-box means the Portfolio owns securities identical to those sold short.

When-Issued and Delayed Delivery Securities -- With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-98 issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

                                    *  *  *


Except for the Money Market Portfolio and the Zero Coupon Bond Portfolio 2005, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets, except that SP Large Cap Value Portfolio and SP Small/Mid-Cap Value Portfolio may each borrow up to 33 1/3% of their total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.


The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio's holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, "Investment Objectives and Policies of the Portfolios."

HOW THE FUND IS MANAGED

--------------------------------------------------------------------------------
Board Of Directors
--------------------------------------------------------------------------------

The Board of Directors oversees the actions of the Investment Adviser, the sub-advisers and the Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

--------------------------------------------------------------------------------
Investment Adviser
--------------------------------------------------------------------------------


Prudential Investments LLC ("PI"), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2001, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $100.8 billion.



The Fund uses a "manager-of-managers" structure. Under this structure, PI is authorized to select (with approval of the Fund's independent directors) one or more sub-advisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each sub-adviser's performance through quantitative and qualitative analysis, and periodically reports to the Fund's board of directors as to whether each sub-adviser's agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the sub-advisers if a Portfolio has more than one sub-adviser. In those circumstances, the allocation for each sub-adviser can range from 0% to 100% of a Portfolio's assets, and PI can change the allocations without board or shareholder approval. The Fund will notify shareholders of any new sub-adviser or any material changes to any existing sub-advisory agreement.



The following chart lists the total annualized investment advisory fees paid in 2001 with respect to each of the Fund's Portfolios.



                                                        Total advisory fees as %
Portfolio                                                of average net assets
---------                                               ------------------------
Conservative Balanced..................................           0.55
Diversified Bond.......................................           0.40
Diversified Conservative Growth........................           0.75
Equity.................................................           0.45
Flexible Managed.......................................           0.60
Global.................................................           0.75
Government Income......................................           0.40
High Yield Bond........................................           0.55
Jennison 20/20 Focus (formerly, 20/20 Focus)...........           0.75
Jennison (formerly, Prudential Jennison)...............           0.60
Money Market...........................................           0.40
Natural Resources......................................           0.45
Small Capitalization Stock.............................           0.40
Stock Index............................................           0.35
Value..................................................           0.40
Zero Coupon Bond 2005..................................           0.40
SP Aggressive Growth Asset Allocation..................           0.84*
SP AIM Aggressive Growth...............................           0.95
SP AIM Core Equity (formerly, SP AIM Growth and Income)           0.85
SP Alliance Large Cap Growth...........................           0.90
SP Alliance Technology.................................           1.15
SP Balanced Asset Allocation...........................           0.75*
SP Conservative Asset Allocation.......................           0.71*
SP Davis Value.........................................           0.75
SP Deutsche International Equity.......................           0.90
SP Growth Asset Allocation.............................           0.80*
SP INVESCO Small Company Growth........................           0.95
SP Jennison International Growth.......................           0.85
SP Large Cap Value.....................................           0.80
SP MFS Capital Opportunities...........................           0.75
SP MFS Mid-Cap Growth..................................           0.80
SP PIMCO High Yield....................................           0.60
SP PIMCO Total Return..................................           0.60
SP Prudential U.S. Emerging Growth.....................           0.60
SP Small/Mid-Cap Value.................................           0.90
SP Strategic Partners Focused Growth...................           0.90


* Each Asset Allocation Portfolio invests only in shares of other underlying Fund Portfolios. The advisory fees for the Asset Allocation Portfolios are the product of a blend of the advisory fees of the underlying Fund Portfolios, plus a 0.05% annual advisory fee paid to PI. The only advisory fee directly paid by the Asset Allocation Portfolios is the 0.05% fee paid to PI.





--------------------------------------------------------------------------------
Investment Sub-Advisers
--------------------------------------------------------------------------------


Each Portfolio has one or more sub-advisers providing the day-to-day investment management. PI pays each sub-adviser out of the fee that PI receives from the Fund.-


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Jennison Associates LLC (Jennison) serves as the sole sub-adviser for the
Global Portfolio, the Natural Resources Portfolio, the Jennison Portfolio, the Jennison 20/20 Focus Portfolio, the SP Jennison International Growth Portfolio, and the SP Prudential U.S. Emerging Growth Portfolio. Jennison serves as a sub-adviser for a portion of the assets of the Diversified Conservative Growth Portfolio, the Equity Portfolio, the Value Portfolio and the SP Strategic Partners Focused Growth Portfolio. Jennison's address is 466 Lexington Avenue, New York, New York 10017. Jennison is a wholly owned subsidiary of Prudential Financial, Inc. As of December 31, 2001, Jennison had over $62 billion in assets under management for institutional and mutual fund clients.



Prudential Investment Management, Inc. (PIM) serves as the sole sub-adviser for the Conservative Balanced Portfolio, the Diversified Bond Portfolio, the Flexible Managed Portfolio, the Government Income Portfolio, the High Yield Bond Portfolio, the Money Market Portfolio, the Small Capitalization Stock Portfolio, the Stock Index Portfolio and the Zero Coupon Bond Portfolio 2005. PIM serves as a sub-adviser for a portion of the assets of the Diversified Conservative Growth Portfolio. PIM is a wholly owned subsidiary of Prudential Financial, Inc. PIM's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.



A I M Capital Management, Inc. (A I M Capital) serves as sub-adviser to the SP AIM Aggressive Growth Portfolio and the SP AIM Core Equity Portfolio. The firm is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The sub-adviser provides investment advisory services to each Portfolio by obtaining and evaluating economic, statistical and financial information and formulating and implementing investment programs. A I M Capital, together with its affiliates, advises or manages approximately 150 investment portfolios as of December 31, 2001, encompassing a broad range of investment objectives. A I M Capital uses a team approach to investment management. As of December 31, 2001, A I M and its affiliates managed approximately $158 billion in assets.



Alliance Capital Management, L.P. (Alliance) serves as the sub-adviser to the SP Alliance Technology Portfolio, SP Alliance Large Cap Growth Portfolio and a portion of the SP Strategic Partners Focused Growth Portfolio. The sub-adviser is located at 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment manager. Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. As of December 31, 2001, Alliance managed $455 billion in assets.



Davis Selected Advisers, L.P. (Davis) serves as the sub-adviser to the SP Davis Value Portfolio. Davis is located at 2429 East Elvira Road, Suite 101, Tucson, Arizona 85706. As of December 31, 2001, Davis managed approximately $41.8 billion in assets.



Deutsche Asset Management, Inc. (DAMI) serves as a sub-adviser to the SP Deutsche International Equity Portfolio and as subadviser for approximately 25% of the assets of the Value Portfolio. DAMI is a wholly-owned subsidiary of Deutsche Bank AG. As of December 31, 2001 DAMI's total assets under management exceeded $96.1 billion. DAMI's address is 280 Park Avenue, New York, New York 10017.





EARNEST Partners LLC (EARNEST) serves as a sub-adviser to a portion of the assets of the Diversified Conservative Growth Portfolio. EARNEST was founded in 1997 and as of December 31, 2001, managed approximately $3.55 billion in assets. EARNEST's address is 75 Fourteenth Street, Suite 2300, Atlanta, Georgia 30309.



Fidelity Management & Research Company (FMR) is the sub-adviser to the SP Large Cap Value Portfolio and the SP Small/Mid-Cap Value Portfolio. As of December 31, 2001, FMR and its wholly-owned subsidiaries had approximately $912 billion in assets under management. The address of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.



Franklin Advisers, Inc. (Franklin) serves as a sub-adviser to a portion of the Diversified Conservative Growth Portfolio. Franklin's address is One Franklin Parkway, San Mateo, California 94403. As of November 30, 2001, Franklin and its affiliates managed over $261 billion in assets.



GE Asset Management, Incorporated (GEAM) serves as a sub-adviser to approximately 25% of the Equity Portfolio. GEAM's ultimate parent is General Electric Company. Its address is 3003 Summer Street, Stamford, Connecticut 06904. As of December 31, 2001, GEAM oversees in excess of $112.2 billion under management.


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INVESCO Funds Group, Inc. (INVESCO), located at 4350 South Monaco Street,
Denver, Colorado 80237, is the sub-adviser of the SP INVESCO Small Company Growth Portfolio. INVESCO was founded in 1932 and as of December 31, 2001, managed almost $35 billion in assets. INVESCO is a subsidiary of AMVESCAP PLC, an international investment management company based in London, with money managers in Europe, North and South America and the Far East.





Massachusetts Financial Services Company (MFS), located at 500 Boylston Street, Boston, Massachusetts, acts as the sub-adviser for the SP MFS Capital Opportunities Portfolio and the SP MFS Mid-Cap Growth Portfolio. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada. As of November 30, 2001, MFS managed over $135.3 billion in assets.



Pacific Investment Management Company LLC (PIMCO) acts as the sub-adviser for a portion of the Diversified Conservative Growth Portfolio and is the sole sub-adviser for the SP PIMCO Total Return Portfolio and the SP PIMCO High Yield Portfolio. PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660 and is a subsidiary of Allianz Dresdner Asset Management of America L.P., formerly PIMCO Advisors L.P. As of December 31, 2001, PIMCO managed over $241 billion in assets.



Salomon Brothers Asset Management Inc. (Salomon) serves as sub-adviser for a portion of the assets of the Equity Portfolio. Salomon is part of the global asset management arm of Citigroup Inc., which was formed in 1998 as a result of the merger of Travelers Group and Citicorp Inc. As of December 31, 2001, Salomon managed more than $30 billion in total assets. Salomon's address is 125 Broad Street, New York, New York 10004.



Victory Capital Management Inc. (Victory) (formerly, Key Asset Management Inc.) serves as a sub-adviser for a portion of the assets of the Value Portfolio. Victory is a wholly-owned subsidiary of KeyCorp, Inc. As of December 31, 2001, Victory's total assets under management exceeded $72 billion. Victory's address is 127 Public Square, Cleveland, Ohio 44114.


--------------------------------------------------------------------------------
Portfolio Managers
--------------------------------------------------------------------------------


An Introductory Note About Prudential Investment Management's Fixed Income Group



PIM's Fixed Income Group, which provides portfolio management services to the Conservative Balanced, Diversified Bond, Diversified Conservative Growth, Flexible Managed, Government Income, High Yield Bond, Money Market, and Zero Coupon Bond 2005 Portfolios, manages more than $135 billion for Prudential's retail investors, institutional investors, and policyholders. Senior Managing Director James J. Sullivan heads the Group, which is organized into teams specializing in different market sectors. Top-down, broad investment decisions are made by the Fixed Income Policy Committee, whereas bottom-up security selection is made by the sector teams.



Prior to joining PIM in 1998, Mr. Sullivan was a Managing Director in Prudential's Capital Management Group, where he oversaw portfolio management and credit research for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 18 years of experience in risk management, arbitrage trading and corporate bond investing.



The Fixed Income Investment Policy Committee is comprised of key senior investment managers, including Fixed Income's Chief Investment Officer and the head of risk management. The Committee uses a top-down approach to investment strategy, asset allocation and general risk management, identifying sectors in which to invest.


Conservative Balanced Portfolio and Flexible Managed Portfolio


These Portfolios are managed by a team of portfolio managers. M. Stumpp, Ph.D., Senior Managing Director of PIM, has been the lead portfolio manager of the Portfolios since 1994 and is responsible for the overall asset allocation decisions.



The Fixed Income segments are managed by the Fixed Income Group of PIM. This Group uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the


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

Portfolios' investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.


The equity portion of the Conservative Balanced Portfolio is managed by M. Stumpp, John Moschberger, and Michael Lenarcic. M. Stumpp's background is discussed above. Mr. Lenarcic is a Managing Director within PIM's Quantitative Management team. Prior to joining the Quantitative Management team in 1985, Mr. Lenarcic was a Vice President at Wilshire Associates, where he was head of the Asset Allocation Division. Mr. Lenarcic holds a B.A. degree from Kent State University and A.M. and Ph.D. degrees in Business Economics from Harvard University. John Moschberger, CFA, is a Vice President of Prudential Investments. Mr. Moschberger joined Prudential in 1980 and has been a portfolio manager since 1986.



The equity portion of the Flexible Managed Portfolio is managed by M. Stumpp, and James Scott. The background of M. Stumpp is discussed above. James Scott is a Senior Managing Director of PIM's Quantitative Management Group. Mr. Scott has managed balanced and equity portfolios for Prudential's pension plans and several institutional clients since 1987. Mr. Scott received a B.A. from Rice University and an M.S. and a Ph.D. from Carnegie Mellon University.


Government Income Portfolio and Zero Coupon Bond Portfolio 2005


The U.S. Liquidity Team of PIM, headed by Peter Cordrey, is primarily responsible for overseeing the day-to-day management of the Portfolios. This Team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolios' investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.




U.S. Liquidity Team


   Assets Under Management (as of December 31, 2001):  $27 billion.



   Team Leader:  Peter Cordrey. General Investment Experience:  20 years.



   Portfolio Managers: 7. Average General Investment Experience: 12 years, which includes team members with significant mutual fund experience.


   Sector:  U.S. Treasuries, agencies and mortgages.

   Investment Strategy: Focus is on high quality, liquidity and controlled risk.

Diversified Bond Portfolio


The Corporate Team of PIM, headed by Steven Kellner, is primarily responsible for overseeing the day-to-day management of the Portfolio. This team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolios' investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.


Corporate Team


   Assets Under Management (as of December 31, 2001):  $42 billion.



   Team Leader:  Steven Kellner, CFA. General Investment Experience:  16 years.



   Portfolio Managers: 7. Average General Investment Experience: 12 years, which includes team members with significant mutual fund experience.


   Sector:  U.S. investment-grade corporate securities.

   Investment Strategy: Focus is on identifying spread, credit quality and liquidity trends to capitalize on changing opportunities in the market. Ultimately, they seek the highest expected return with the least risk.

Diversified Conservative Growth Portfolio


A portfolio management team led by William H. Gross manages the core fixed-income portion of the Diversified Conservative Growth Portfolio.
Mr. Gross is a founder and Managing Director of Pacific Investment Management Company (PIMCO) and has been associated with the firm for 30 years. As Chief Investment Officer of PIMCO he oversees the management of over $220 billion of fixed income securities. He has over 32 years of investment experience, and holds a bachelor's degree from Duke University and MBA from UCLA Graduate School of Business. The portfolio management team develops and implements investment strategy for its portion of the Portfolio.



The High Yield Team of PIM, headed by Paul Appleby, is primarily responsible for overseeing the day-to-day management of the fixed income portion of the Portfolio assigned to Prudential Investment Management. This Team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolio's investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.





High Yield Team



   Assets Under Management (as of December 31, 2001):  $8 billion.



   Team Leader:  Paul Appleby. General Investment Experience:  15 respectively.



   Portfolio Managers: 6. Average General Investment Experience: 18 years, which includes team members with significant mutual fund experience.



   Sector:  Below-investment-grade corporate securities.



Investment Strategy: Focus is generally on bonds with high total return potential, given existing risk parameters. They also seek securities with high current income, as appropriate. The Team uses a relative value approach.



The large-cap growth equity portion of the Portfolio advised by Jennison is managed by Spiros "Sig" Segalas, Michael A. Del Balso, and Kathleen A. McCarragher. Mr. Segalas is a founding member, and a Director, President and Chief Investment Officer of Jennison. He has been in the investment business for over 41 years. Mr. Del Balso, a Director and Executive Vice President of Jennison, is also Jennison's director of Equity Research. He has been part of the Jennison team since 1972 when he joined the firm from White, Weld & Company. Mr. Del Balso is a member of the New York Society of Security Analysts. Ms. McCarragher, Director and Executive Vice President of Jennison, is also Jennison's Domestic Equity Investment Strategist. Prior to joining Jennison in 1998, she was a Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer LLC. Prior to 1992, Ms. McCarragher served as an analyst, portfolio manager and member of the Investment Committee for State Street Research & Management Company.



The large-cap value equity portion of the Portfolio advised by Jennison is managed by Tom Kolefas and Bradley L. Goldberg. Mr. Kolefas has been a Senior Vice President of Jennison since September 2000. Previously, he was a Managing Director and Senior Portfolio Manager of Prudential Global Asset Management. He joined Prudential in May 2000 from Loomis Sayles & Company, L.P., where he headed the Large/Mid Cap Value Team. Prior to 1996, Mr. Kolefas was employed by Mackay Shields Financial as a portfolio manager for five years. Mr. Kolefas earned a B.S. from the Cooper Union School of Engineering and an M.B.A. from New York University and holds a Chartered Financial Analyst (C.F.A.) designation. Mr. Goldberg is an Executive Vice President of Jennison, where he also serves as Chairman of the Asset Allocation Committee. Prior to joining Jennison in 1974, he served as Vice President and Group Head in the Investment Research Division of Bankers Trust Company. He earned a B.S. from the University of Illinois and an M.B.A. from New York University. Mr. Goldberg holds the Chartered Financial Analyst (C.F.A.) designation.


Edward B. Jamieson, Michael McCarthy and Aidan O'Connell manage the portion of the Portfolio assigned to Franklin. Mr. Jamieson is an Executive Vice President of Franklin and Managing Director of Franklin's equity and high yield groups. He has been with Franklin since 1987. Mr. McCarthy joined Franklin in 1992 and is a vice president and portfolio manager specializing in research analysis of several technology groups. Mr. O'Connell joined Franklin in 1998 and is a research analyst specializing in research analysis of the semiconductor and semiconductor capital equipment industries. Prior to joining Franklin, Mr. O'Connell was a research associate and corporate finance associate with Hambrecht & Quist.




Paul E. Viera, Jr. manages the small/mid-cap value portion of the Portfolio assigned to EARNEST Partners LLC (EARNEST). Mr. Viera is a founding member of EARNEST. Prior to joining EARNEST, Mr. Viera served as a global partner and portfolio manager with INVESCO Capital Management from 1992 to 1998.


Equity Portfolio


Jeffrey Siegel, Bradley Goldberg and David Kiefer are co-managers of the portion of the Portfolio assigned to Jennison. Mr. Siegel has been an Executive Vice President of Jennison since June 1999. Previously he was at TIAA-CREF from 1988-1999, where he held positions as a portfolio manager and analyst. Prior to joining TIAA-CREF, Mr. Siegel was an analyst for Equitable Capital Management and held positions at Chase Manhattan Bank and First Fidelity Bank. Mr. Siegel earned a B.A. from Rutgers University. Mr. Goldberg is an Executive Vice President of Jennison, where he also serves as Chairman of the Asset Allocation Committee. Prior to joining Jennison in 1974 he served as Vice President and Group Head in the Investment Research Division of Bankers Trust Company. He earned a B.S. from the University of Illinois and an M.B.A. from New York University. Mr. Goldberg holds a Chartered Financial Analyst (C.F.A.) designation. Mr. Kiefer has been a Senior Vice President of Jennison since September 2000. Previously, he was a Managing Director of Prudential Global Asset Management and has been with Prudential since 1986. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School. He holds a Chartered Financial Analyst (C.F.A.) designation.



Richard Sanderson, Senior Vice President and Director of Investment Research, Domestic Equities, for GEAM, manages the portion of the Equity Portfolio assigned to GEAM. Mr. Sanderson, a Chartered Financial Analyst, has 29 years of asset management experience and has been employed with GEAM for over 5 years, and holds B.A. and M.B.A. degrees from the University of Michigan.



Michael Kagan, a Director of Salomon, manages the portion of the Equity Portfolio assigned to Salomon. Mr. Kagan has over 15 years of asset management experience, including experience as an analyst covering the consumer products, aerospace, chemicals, and housing industries. Mr. Kagan received his B.A. from Harvard College and attended the MIT Sloan School of Management.


Global Portfolio


Daniel Duane and Michelle Picker manage this Portfolio. Mr. Duane has been an Executive Vice President of Jennison since October 2000 and was previously a Managing Director of Prudential Global Asset Management. He has been managing the Portfolio since 1991. Prior to joining Prudential, he was with First Investors Asset Management where he was in charge of all global equity investments. He earned a B.A. from Boston College, a Ph.D. from Yale University and an M.B.A. from New York University. He holds a Chartered Financial Analyst (C.F.A.) designation. Michelle Picker has been a Vice President of Jennison since October 2000 and was previously a Vice President of Prudential Investment Management, Inc. Ms. Picker joined Prudential in 1992 and has co-managed the Portfolio since October 1997. Ms. Picker earned a B.A. from the University of Pennsylvania and an M.B.A. from New York University. She holds a Chartered Financial Analyst (C.F.A.) designation.


High Yield Bond Portfolio


The High Yield Team of PIM, headed by Paul Appleby, is primarily responsible for overseeing the day-to-day management of the fixed income portfolio of the Portfolio. This Team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolio's investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.

High Yield Team


   Assets Under Management (as of December 31, 2001):  $8 billion.



   Team Leader:  Paul Appleby. General Investment Experience:  15 years.



   Portfolio Managers: 6. Average General Investment Experience: 18 years, which includes team members with significant mutual fund experience.


   Sector:  Below-investment-grade corporate securities.


   Investment Strategy: The High Yield Team of PIM, headed by Paul Appleby, is primarily responsible for overseeing the day-to-day management of the fixed income portion of the Portfolio assigned to Prudential Investment Management. Focus is generally on bonds with high total return potential, given existing risk parameters. They also seek securities with high current income, as appropriate. The Team uses a relative value approach while staying within the guidelines of the Investment Policy Committee and the Portfolio's investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector trends may contribute to securities selection when appropriate.



Jennison Portfolio



This Portfolio has been managed by Spiros Segalas, Michael Del Balso and Kathleen McCarragher of Jennison since 1999. Mr. Segalas is a founding member and a Director, President and Chief Investment Officer of Jennison. He has been in the investment business for over 41 years. Mr. Del Balso, a Director and Executive Vice President of Jennison, is also Jennison's Director of Equity Research. He has been part of the Jennison team since 1972 when he joined the firm from White, Weld & Company. Mr. Del Balso is a member of the New York Society of Security Analysts. Ms. McCarragher, Director and Executive Vice President of Jennison, is also Jennison's Domestic Equity Investment Strategist. Prior to joining Jennison in 1998, she was a Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer L.L.C. Prior to 1992, Ms. McCarragher served as an analyst, portfolio manager and member of the Investment Committee for State Street Research & Management Company.



Jennison 20/20 Focus Portfolio



Spiros Segalas, Director, Principal and Chief Investment Officer of Jennison, manages the growth portion of the Portfolio. Bradley Goldberg of Jennison manages the value portion of the Portfolio. Mr. Segalas is a Director, founding member and President and Chief Investment Officer of Jennison. He has been in the investment business for over 41 years. Mr. Goldberg is an Executive Vice President of Jennison, where he also serves as Chairman of the Asset Allocation Committee. Mr. Goldberg joined Jennison in 1974. Prior to joining Jennison, he served as Vice President and Group Head in the Investment Research Division of Bankers Trust Company. He earned a B.S. from the University of Illinois and an M.B.A from New York University. Mr. Goldberg holds the Chartered Financial Analyst (C.F.A.) designation.


Money Market Portfolio


The Money Market Team of PIM, headed by Joseph Tully, is primarily responsible for overseeing the day-to-day management of the Portfolio. This team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolio's investment restrictions and policies.




Money Market Team


   Assets Under Management (as of December 31, 2001): $52 billion.



   Team Leader:  Joseph Tully. General Investment Experience:  18 years.

   Portfolio Managers: 8. Average General Investment Experience: 12 years, which includes team members with significant mutual fund experience.


   Sector: High-quality short-term debt securities, including both taxable and tax-exempt instruments.

   Investment Strategy: Focus is on safety of principal, liquidity and controlled risk.

Natural Resources Portfolio


Leigh Goehring and Mark DeFranco manage this Portfolio. Mr. Goehring, a Vice President of Jennison since September 2000, has been managing this Portfolio since 1991. Prior to joining Jennison, he was a Vice President of Prudential Investment Management, Inc. Prior to joining Prudential in 1986, Mr. Goehring managed general equity accounts in the Trust Department at The Bank of New York. He earned a B.A. from Hamilton College. Mr. DeFranco, a Vice President of Jennison, joined Jennison in 1998 with over 12 years of experience in the investment industry. Prior to joining Jennison he was a precious metals equity analyst and portfolio manager at Pomboy Capital and an equity analyst at Comstock Partners. Mr. DeFranco received a B.A. from Bates College and an M.B.A. from Columbia University Graduate School of Business.




Small Capitalization Stock Portfolio


Wai Chiang, Vice President of PIM, has managed this Portfolio since its inception in 1995. Mr. Chiang has been employed by Prudential as a portfolio manager since 1986.


Stock Index Portfolio


John Moschberger, CFA, Vice President of PIM, has managed this Portfolio since 1990. Mr. Moschberger joined Prudential in 1980 and has been a portfolio manager since 1986.




Value Portfolio


Tom Kolefas and Bradley Goldberg are the co-portfolio managers of the portion of the Portfolio assigned to Jennison. Mr. Kolefas has been a Senior Vice President of Jennison since September 2000. Previously, he was a Managing Director and Senior Portfolio Manager of Prudential Global Asset Management. He joined Prudential in May 2000 from Loomis Sayles and Company, L.P., where he headed the Large/Mid-Cap Value Team. Prior to 1996, Mr. Kolefas was employed by Mackay Shields Financial as a portfolio manager for five years. Mr. Kolefas earned a B.S. from the Cooper Union School of Engineering and an M.B.A. from New York University and holds the Chartered Financial Analyst (C.F.A.) designation. Mr. Goldberg is an Executive Vice President of Jennison, and also serves as Chairman of the Asset Allocation Committee. He joined Jennison in 1974. Prior to joining Jennison, he served as Vice President and Group Head in the Investment Research Division of Bankers Trust Company. He earned a B.S. from the University of Illinois and an M.B.A from the New York University.
Mr. Goldberg holds the Chartered Financial Analyst (C.F.A.) designation.



James Giblin, a Chartered Financial Analyst, manages the portion of the Portfolio assigned to DAMI. Mr. Giblin joined DAMI in 1995 with 22 years of investment experience, including 15 years as a portfolio manager for Cigna Equity Advisors. He received his B.S. from Pennsylvania State University and an M.B.A. from the Wharton School, University of Pennsylvania.



Neil A. Kilbane manages the portion of the Portfolio assigned to Victory. Mr. Kilbane is a Senior Portfolio and Managing Director for Victory, and is a Chartered Financial Analyst. Mr. Kilbane began his investment career with Victory in 1995, and prior to that was employed by Duff & Phelps Investment Management Company and National City Bank. Mr. Kilbane holds a B.S. from Cleveland State University, an M.S. from Kansas State University, and an M.B.A. from Tulsa University.-


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SP AIM Aggressive Growth Portfolio


A I M Capital Management, Inc. (A I M Capital) uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the Portfolio are Ryan E. Crane, Portfolio Manager, who has been responsible for the Portfolio since 2000 and has been associated with A I M Capital and/or its affiliates since 1994, Jay K. Rushin, CFA, Portfolio Manager, who has been responsible for the Portfolio since 2001 and has been associated with A I M Capital and/or its affiliates since 1994, and Robert M. Kippes, Senior Portfolio Manager, who has been associated with A I M Capital and/or its affiliates since 1989.







SP AIM Core Equity Portfolio



A I M Capital Management, Inc. (A I M Capital) uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the Portfolio are:





Ronald Sloan, Senior Portfolio Manager, joined AIM Capital in 1998 from Verissimo Research and Management, where he served as president since 1993. Prior to Verissimo Research and Management, he was partner and executive vice president at Wood Island Associates, Inc./Siebel Capital Management, Inc. from 1981 to 1993. Mr. Sloan has been in the investment industry since 1971. Mr. Sloan holds a B.S. in business administration as well as an M.B.A. from the University of Missouri. He is a Chartered Financial Analyst.



Michael Yellen, Portfolio Manager, joined AIM Capital in 1994 from INVESCO
(NY), Inc., formerly known as Chancellor LGT Asset Management, Inc., as an investment analyst for health care industries. He also had primary responsibility for the GT Applied Science Fund and the GT Healthcare Fund, both offshore funds, until assuming his present responsibilities with AIM Capital. Mr. Yellen began his career at Franklin Resources, Inc. as a senior securities analyst. Mr. Yellen holds a B.A. from Stanford University.


SP Alliance Large Cap Growth Portfolio

Alfred Harrison, Director and Vice Chairman of Alliance Capital Management Corporation (ACMC) leads the team managing this Portfolio, with Syed Hasnain, a Senior Portfolio Manager, also being directly involved.

Mr. Hasnain joined ACMC after working as a strategist with Merrill Lynch Capital Markets. Previously he was an international economist with Citicorp and a financial analyst at Goldman Sachs & Co. He holds a M. Phil in Finance from Cambridge University, and Sc.B. from Brown University, and studied towards a doctorate at Stanford Business School. Investment experience: 12 years.



SP Alliance Technology Portfolio


Gerald T. Malone manages the SP Alliance Technology Portfolio. Mr. Malone is a Senior Vice President of Alliance Capital Management Corporation (ACMC) and has been associated with ACMC for more than five years.




SP Asset Allocation Portfolios


For the four Asset Allocation Portfolios, PI invests in shares of other Fund Portfolios according to the percentage allocations discussed in this prospectus.


SP Davis Value Portfolio

The following individuals provide day-to-day management of the SP Davis Value Portfolio.


Christopher C. Davis


Responsibilities:

    .  President of Davis New York Venture Fund, Inc.
    . Also manages or co-manages other equity funds advised by Davis Selected Advisers.

Other Experience:

    . Portfolio Manager of Davis New York Venture Fund since October 1995. . Assistant Portfolio Manager and research analyst working with Shelby
       M.C. Davis from September 1989 to September 1995.


Kenneth Charles Feinberg


Responsibilities:

    . Co-Portfolio Manager of Davis New York Venture Fund with Christopher C. Davis since May 1998.
    .  Also co-manages other equity funds advised by Davis Selected Advisers.

Other Experience:

    .  Research analyst at Davis Selected Advisers since December 1994.
    . Assistant Vice President of Investor Relations for Continental Corp. from 1988 to 1994.



SP Deutsche International Equity Portfolio

The following portfolio managers are responsible for the day-to-day management of the Portfolio's investments:




Irene Cheng, Manager Director



    .  Head of EAFE Portfolio Selection Team


    . Joined firm in 1993 after 10 years of experience as portfolio manager at Blackstone Group and an equity analyst at Sanford C. Bernstein & Co., Inc.


    . BA from Harvard / Radcliffe (1976), MS from MIT (1978) and MBA from Harvard Business School (1980)



Alex Tedder, Director



    . Portfolio Manager, EAFE Portfolio Selection Team; Head of International Select Equity strategy


    . Joined the Company in 1994, previously managing European equities and responsible for insurance sector with 4 years of experience at Schroder Investment Management


    .  MA from Freiburg University



Marc Slendebroek, Vice President



    .  Portfolio Manager, EAFE Portfolio Selection Team


    . Joined the Company in 1994 after 5 years of experience as an equity analyst at Kleinwort Benson Securities and at Enskilda Securities


    .  MA from University of Leiden, Netherlands



Clare Brody, CFA, Director



    .  Portfolio Manager, EAFE Portfolio Selection Team


    . Joined the Company in 1993 after 3 years of experience in international investments and corporate finance with Citicorp Securities


    .  BSc from Cornell University



Stuart Kirk, Associate Director



    .  Portfolio Manager, EAFE Portfolio Selection Team


    .  Joined the Company in 1995 as analyst and fund manager


    .  MA from Cambridge University

SP INVESCO Small Company Growth Portfolio


The following individual is primarily responsible for the day-to-day management of the Portfolio's holdings:



Stacie Cowell is the lead portfolio manager of the SP INVESCO Small Company Growth Portfolio and a Chartered Financial Analyst (CFA) who joined INVESCO in 1997. She is also a vice president of INVESCO. Before joining the company, she was senior equity analyst with Founders Asset Management and capital markets and trading analyst with Chase Manhattan Bank in New York. She holds a B.A. in Economics from Colgate University and an M.S from the University of Colorado (Boulder).




SP Jennison International Growth Portfolio




The Portfolio is co-managed by Blair Boyer and Daniel Duane. Mr. Boyer, Executive Vice President of Jennison, has been in the investment business for over 18 years. Prior to joining Jennison in March 1993, he managed international equity portfolios at Arnhold and S. Bleichroeder, Inc. Previously, he was a research analyst and senior portfolio manager at Verus Capital. He earned a B.A. from Bucknell University in 1983 and an M.B.A. from New York University in 1988. Mr. Duane has been an Executive Vice President of Jennison since October 2000 and was previously a Managing Director of Prudential Global Asset Management. Prior to joining Prudential, he was in charge of all global equity investments at First Investors Asset Management, managed a portion of TIAA-CREF's global portfolio and was a research analyst at Value Line. He earned a dual A.B. from Boston College, a Ph.D. from Yale University and an M.B.A. from New York University. Mr. Duane also was Fulbright Scholar at the University of Tubingen in Germany. He holds a Chartered Financial Analyst (C.F.A.) designation.


SP Large Cap Value Portfolio And SP Small/Mid-Cap Value Portfolio


Fidelity Management & Research Company (FMR) is the Portfolios' sub-adviser. Robert Macdonald is portfolio manager of the SP Large Cap Value Portfolio and the SP Small/Mid-Cap Value Portfolio. Mr. Macdonald is a senior vice president and portfolio manager for other accounts managed by FMR and its affiliates. He joined FMR in 1985.




SP MFS Capital Opportunities Portfolio

The Portfolio is managed by Maura A. Shaughnessy, a Senior Vice President of Massachusetts Financial Services Company (MFS), who has been employed in the investment management area of MFS since 1991.





SP MFS Mid-Cap Growth Portfolio

The Portfolio is managed by Mark Regan, a Senior Vice President of MFS, who has been employed in the investment management area of MFS since 1989 and David E. Sette-Ducati, a Vice President of MFS, has been employed in the investment management area of MFS since 1995.

MFS and its predecessor organizations have a history of money management dating from 1924. MFS is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada.



SP PIMCO High Yield Portfolio


The Portfolio is managed by Benjamin L. Trosky. Mr. Trosky, Managing Director of PIMCO, joined PIMCO as a portfolio manager in 1990, and has managed fixed income accounts for various institutional clients and funds since that time.




SP PIMCO Total Return Portfolio

The Portfolio is managed by a portfolio management team led by William H. Gross, Managing Director, Chief Investment Officer and a founding partner of PIMCO. The portfolio management team develops and implements strategy for the Portfolio.





SP Prudential U.S. Emerging Growth Portfolio


Susan Hirsch, Executive Vice President of Jennison, has managed the retail fund counterpart of this Portfolio since it began. Prior to joining Jennison, Ms. Hirsch was a Managing Director of Prudential Investments, which she joined in July 1996. Before that she was employed by Lehman Brothers Global Asset Management from 1986 to 1996 and Delphi Asset Management in 1996. She managed growth stock portfolios at both firms. Ms. Hirsch holds a B.S. from Brooklyn College and is a member of the Financial Analysts Federation and the New York Society of Security Analysts.




SP Strategic Partners Focused Growth Portfolio

Alfred Harrison is portfolio manager for the portion of the Portfolio's assets advised by Alliance. Mr. Harrison joined Alliance in 1978 and is manager of the firm's Minneapolis office. He is Vice Chairman of Alliance Capital Management Corporation.


Spiros Segalas and Kathleen McCarragher are co-portfolio managers for the portion of the Portfolio's assets advised by Jennison. Mr. Segalas is a Director, founding member and President and Chief Investment Officer of Jennison. He has been in the investment business for over 41 years. Ms. McCarragher, Director and Executive Vice President of Jennison, is also Jennison's Domestic Equity Investment Strategist. Prior to joining Jennison in 1998, she was a Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer LLC. Prior to 1992, Ms. McCarragher served as an analyst portfolio manager and member of the Investment Committee for State Street Research and Management Company.




HOW TO BUY AND SELL SHARES OF THE FUND


The Fund offers two classes of shares in each Portfolio -- Class I and Class
II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential Insurance Company of America and its affiliates as investment options under certain Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.


The Fund sells its shares to separate accounts issuing variable annuity contracts and variable life insurance policies. To the extent dictated by its agreement with a separate account, the Fund will cooperate with the separate account in monitoring for transactions that are indicative of market timing. In addition, to the extent permitted by applicable laws and agreements, the Fund may cease selling its shares to a separate account to prevent market timing transactions.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or "12b-1" fee of 0.25% and an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange is closed (other than weekends or holidays), when trading on the New York Stock Exchange is restricted, or as permitted by the SEC.

Net Asset Value


Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the New York Stock Exchange is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.


The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio's NAV, its holdings are valued as follows:

Equity Securities are generally valued at the last sale price on an exchange or NASDAQ, or if there is not a sale on that day, at the mean between the most recent bid and asked prices on that day. If there is no asked price, the security will be valued at the bid price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All Short-term Debt Securities held by the Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund's Board of Directors has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term Debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of Prudential or a sub-adviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a sub-adviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).


Other debt securities -- those that are not valued on an amortized cost basis -- are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A sub-adviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.


Securities for which no market quotations are available will be valued at fair value by PI under the direction of the Fund's Board of Directors. The Fund also may use fair value pricing if it determines that a market quotation is not reliable based among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the New York Stock Exchange (NYSE). Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.


Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. PIMS' principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 covering Class II shares. Under that plan, Class II of each Portfolio pays to PIMS a distribution or "12b-1" fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. These 12b-1 fees do not apply to Class I.

OTHER INFORMATION

Federal Income Taxes

If you own or are considering purchasing a variable contract, you should consult the prospectus for the variable contract for tax information about that variable contract. You should also consult with a qualified tax adviser for information and advice.

The SAI provides information about certain tax laws applicable to the Fund.

Monitoring For Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.


FINANCIAL HIGHLIGHTS



The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. The information is for Class I shares for the periods indicated, unless otherwise indicated.


The information has been audited by PricewaterhouseCoopers LLP, whose unqualified report, along with the financial statements, appears in the annual report, which is available upon request.

Financial Highlights

                                                            Conservative Balanced Portfolio
                                                  --------------------------------------------------
                                                                      Year Ended
                                                                     December 31,
                                                  --------------------------------------------------
                                                    2001       2000       1999      1998      1997
                                                  --------   --------   --------  --------  --------
Per Share Operating Performance:
Net Asset Value, beginning of year............... $  14.63   $  15.36   $  15.08  $  14.97  $  15.52
                                                  --------   --------   --------  --------  --------
Income From Investment Operations:
Net investment income............................     0.44       0.59       0.62      0.66      0.76
Net realized and unrealized gains (losses)
 on investments..................................    (0.75)     (0.65)      0.37      1.05      1.26
                                                  --------   --------   --------  --------  --------
   Total from investment operations..............    (0.31)     (0.06)      0.99      1.71      2.02
                                                  --------   --------   --------  --------  --------
Less Distributions:
Dividends from net investment income.............    (0.48)     (0.56)     (0.62)    (0.66)    (0.76)
Distributions from net realized gains............    (0.15)     (0.11)     (0.06)    (0.94)    (1.81)
Distributions in excess of net realized gains....       --         --      (0.03)       --        --
                                                  --------   --------   --------  --------  --------
   Total distributions...........................    (0.63)     (0.67)     (0.71)    (1.60)    (2.57)
                                                  --------   --------   --------  --------  --------
Net Asset Value, end of year..................... $  13.69   $  14.63   $  15.36  $  15.08  $  14.97
                                                  ========   ========   ========  ========  ========
Total Investment Return:(a)......................    (2.02)%    (0.48)%    6.69 %   11.74 %   13.45 %
Ratios/Supplemental Data:
Net assets, end of year (in millions)............ $3,259.7   $3,714.3   $4,387.1  $4,796.0  $4,744.2
Ratios to average net assets:
 Expenses........................................    0.58 %     0.60 %     0.57 %    0.57 %    0.56 %
 Net investment income...........................    3.05 %     3.79 %     4.02 %    4.19 %    4.48 %
Portfolio turnover rate..........................     239 %       85 %      109 %     167 %      295%


(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.


                                                              Diversified Bond Portfolio
                                                  -------------------------------------------------
                                                                      Year Ended
                                                                     December 31,
                                                  -------------------------------------------------
                                                    2001      2000        1999       1998     1997
                                                  --------  --------    --------   --------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year............... $  11.28  $  10.95    $  11.06   $  11.02  $11.07
                                                  --------  --------    --------   --------  ------
Income From Investment Operations:
Net investment income............................     0.67      0.77        0.67       0.69    0.80
Net realized and unrealized gains (losses) on
 investments.....................................     0.12      0.26       (0.75)      0.08    0.11
                                                  --------  --------    --------   --------  ------
   Total from investment operations..............     0.79      1.03       (0.08)      0.77    0.91
                                                  --------  --------    --------   --------  ------
Less Distributions:
Dividends from net investment income.............    (0.71)    (0.70)         --      (0.69)  (0.83)
Distributions from net realized gains............       --        --(b)    (0.03)     (0.04)  (0.13)
                                                  --------  --------    --------   --------  ------
   Total distributions...........................    (0.71)    (0.70)      (0.03)     (0.73)  (0.96)
                                                  --------  --------    --------   --------  ------
Net Asset Value, end of year..................... $  11.36  $  11.28    $  10.95   $  11.06  $11.02
                                                  ========  ========    ========   ========  ======
Total Investment Return(a).......................     6.98%    9.72 %      (0.74)%    7.15 %   8.57%
Ratios/Supplemental Data:
Net assets, end of year (in millions)............ $1,400.7  $1,269.8    $1,253.8   $1,122.6  $816.7
Ratios to average net assets:
 Expenses........................................    0.44 %    0.45 %      0.43 %     0.42 %   0.43%
 Net investment income...........................    6.35 %    6.83 %      6.25 %     6.40 %   7.18%
Portfolio turnover rate..........................     257 %     139 %       171 %      199 %   224 %



(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported includes reinvestment of dividends and distributions.


(b)Less than $0.005 per share.

                                      F1

Financial Highlights

                                                          Diversified Conservative Growth Portfolio
                                                          -------------------------------------
                                                                Year Ended          May 3, 1999 (a)
                                                               December 31,             through
                                                          ---------------------      December 31,
                                                             2001           2000         1999
                                                            ------         ------   ---------------
Per Share Operating Performance:
Net Asset Value, beginning of period..................... $10.16          $10.37        $10.00
                                                            ------         ------       ------
Income from Investment Operations:
Net investment income....................................   0.42            0.46          0.22
Net realized and unrealized gains (losses) on investments  (0.28)          (0.09)         0.39
                                                            ------         ------       ------
   Total from investment operations......................   0.14            0.37          0.61
                                                            ------         ------       ------
Less Distributions:
Dividends from net investment income.....................  (0.41)          (0.46)        (0.22)
Distributions in excess of net investment income.........     --           (0.01)        (0.02)
Distributions from net realized gains....................     --           (0.09)           --
Distributions in excess of net realized gains............     --           (0.02)           --
                                                            ------         ------       ------
   Total distributions...................................  (0.41)          (0.58)        (0.24)
                                                            ------         ------       ------
Net Asset Value, end of period........................... $ 9.89          $10.16        $10.37
                                                            ======         ======       ======
Total Investment Return(b)...............................   1.51%           3.79%         6.10%
Ratios/Supplemental Data:
Net assets, end of period (in millions).................. $204.1          $204.8        $115.8
Ratios to average net assets:
  Expenses...............................................   0.94%           0.93%         1.05%(c)
  Net investment income..................................   4.17%           4.71%         3.74%(c)
Portfolio turnover rate..................................    315%            319%          107%(d)



(a)Commencement of investment operations.



(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.



(c)Annualized.



(d)Not annualized.



                                                                               Equity Portfolio
                                              -------------------------------------------------------------------------------
                                                                   Class I                                   Class II
                                              -------------------------------------------------  ----------------------------
                                                                  Year Ended                        Year Ended     May 3, 1999(c)
                                                                 December 31,                      December 31,       through
                                              -------------------------------------------------  ----------------   December 31,
                                                2001       2000      1999      1998      1997     2001      2000        1999
                                              --------   --------  --------  --------  --------  -------   ------  --------------
Per Share Operating Performance:
Net Asset Value, beginning of period......... $  24.50   $  28.90  $  29.64  $  31.07  $  26.96  $ 24.51   $28.92      $32.79
                                              --------   --------  --------  --------  --------  -------   ------      ------
Income from Investment Operations:
Net investment income........................     0.18       0.51      0.54      0.60      0.69     0.09     0.39        0.28
Net realized and unrealized gains (losses) on
 investments.................................    (2.83)      0.26      3.02      2.21      5.88    (2.83)    0.26       (0.60)
                                              --------   --------  --------  --------  --------  -------   ------      ------
   Total from investment operations..........    (2.65)      0.77      3.56      2.81      6.57    (2.74)    0.65       (0.32)
                                              --------   --------  --------  --------  --------  -------   ------      ------
Less Distributions:
Dividends from net investment income.........    (0.18)     (0.51)    (0.53)    (0.60)    (0.70)   (0.10)   (0.40)      (0.34)
Distributions in excess of net investment
 income......................................       --      (0.02)       --        --        --       --    (0.02)         --
Distributions from net realized gains........    (1.18)     (4.64)    (3.77)    (3.64)    (1.76)   (1.18)   (4.64)      (3.21)
                                              --------   --------  --------  --------  --------  -------   ------      ------
   Total distributions.......................    (1.36)     (5.17)    (4.30)    (4.24)    (2.46)   (1.28)   (5.06)      (3.55)
                                              --------   --------  --------  --------  --------  -------   ------      ------
Net Asset Value, end of period............... $  20.49   $  24.50  $  28.90  $  29.64  $  31.07  $ 20.49   $24.51      $28.92
                                              ========   ========  ========  ========  ========  =======   ======      ======
Total Investment Return(a)...................   (11.18)%    3.28 %   12.49 %    9.34 %   24.66 %  (11.57)%   2.83%      (0.68)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)...... $4,615.9   $5,652.7  $6,235.0  $6,247.0  $6,024.0  $   1.1   $  1.8      $  0.3
Ratios to average net assets:
  Expenses...................................    0.49 %     0.49 %    0.47 %    0.47 %    0.46 %    0.89%    0.91%       0.87%(b)
  Net investment income......................    0.84 %     1.75 %    1.72 %    1.81 %    2.27 %    0.45%    1.26%       1.33%(b)
Portfolio turnover rate......................     153 %       78 %       9 %      25 %      13 %    153 %     78 %         9 %


(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(b)Annualized.

(c)Commencement of offering of Class II shares.




                                      F2

Financial Highlights

                                                                      Flexible Managed Portfolio
                                                          --------------------------------------------------
                                                                              Year Ended
                                                                             December 31,
                                                          --------------------------------------------------
                                                            2001       2000       1999      1998      1997
                                                          --------   --------   --------  --------  --------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $  16.53   $  17.64   $  16.56  $  17.28  $  17.79
                                                          --------   --------   --------  --------  --------
Income From Investment Operations:
Net investment income....................................     0.42       0.61       0.58      0.58      0.59
Net realized and unrealized gains (losses) on investments    (1.35)     (0.86)      0.69      1.14      2.52
                                                          --------   --------   --------  --------  --------
   Total from investment operations......................    (0.93)     (0.25)      1.27      1.72      3.11
                                                          --------   --------   --------  --------  --------
Less Distributions:
Dividends from net investment income.....................    (0.58)     (0.62)        --     (0.59)    (0.58)
Distributions from net realized gains....................    (0.23)     (0.24)     (0.19)    (1.85)    (3.04)
                                                          --------   --------   --------  --------  --------
   Total distributions...................................    (0.81)     (0.86)     (0.19)    (2.44)    (3.62)
                                                          --------   --------   --------  --------  --------
Net Asset Value, end of year............................. $  14.79   $  16.53   $  17.64  $  16.56  $  17.28
                                                          ========   ========   ========  ========  ========
Total Investment Return(a)...............................    (5.68)%    (1.44)%    7.78 %   10.24 %   17.96 %
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $3,896.6   $4,463.8   $5,125.3  $5,410.0  $5,490.1
Ratios to average net assets:
  Expenses...............................................    0.64 %     0.64 %     0.62 %    0.61 %    0.62 %
  Net investment income..................................    2.61 %     3.22 %     3.20 %    3.21 %    3.02 %
Portfolio turnover rate..................................     236 %      132 %       76 %     138 %     227 %



(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.



                                                                         Global Portfolio
                                                          ----------------------------------------------
                                                                            Year Ended
                                                                           December 31,
                                                          ----------------------------------------------
                                                           2001       2000       1999     1998     1997
                                                          -------   --------   --------  -------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $ 23.61   $  30.98   $  21.16  $ 17.92  $17.85
                                                          -------   --------   --------  -------  ------
Income from Investment Operations:
Net investment income....................................    0.09       0.07       0.06     0.07    0.09
Net realized and unrealized gains (losses) on investments   (3.58)     (5.30)     10.04     4.38    1.11
                                                          -------   --------   --------  -------  ------
   Total from investment operations......................   (3.49)     (5.23)     10.10     4.45    1.20
                                                          -------   --------   --------  -------  ------
Less Distributions:
Dividends from net investment income.....................   (0.06)     (0.07)        --    (0.16)  (0.13)
Distributions in excess of net investment income.........      --      (0.13)     (0.10)   (0.12)  (0.10)
Distributions from net realized gains....................   (4.77)     (1.94)     (0.18)   (0.93)  (0.90)
                                                          -------   --------   --------  -------  ------
   Total distributions...................................   (4.83)     (2.14)     (0.28)   (1.21)  (1.13)
                                                          -------   --------   --------  -------  ------
Net Asset Value, end of year............................. $ 15.29   $  23.61   $  30.98  $ 21.16  $17.92
                                                          =======   ========   ========  =======  ======
Total Investment Return(a)...............................  (17.64)%   (17.68)%   48.27 %  25.08 %  6.98 %
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $ 885.0   $1,182.1   $1,298.3  $ 844.5  $638.4
Ratios to average net assets:............................
  Expenses...............................................   0.84 %     0.85 %     0.84 %   0.86 %  0.85 %
  Net investment income..................................   0.58 %     0.25 %     0.21 %   0.29 %  0.47 %
Portfolio turnover rate..................................     67 %       95 %       76 %     73 %    70 %


(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.




                                      F3

Financial Highlights

                                                                Government Income Portfolio
                                                          ---------------------------------------
                                                                         Year Ended
                                                                        December 31,
                                                          ---------------------------------------
                                                           2001    2000    1999     1998    1997
                                                          ------  ------  ------   ------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $12.02  $11.55  $11.87   $11.52  $11.22
                                                          ------  ------  ------   ------  ------
Income From Investment Operations:
Net investment income....................................   0.65    0.89    0.76     0.67    0.75
Net realized and unrealized gains (losses) on investments   0.31    0.52   (1.08)    0.36    0.30
                                                          ------  ------  ------   ------  ------
   Total from investment operations......................   0.96    1.41   (0.32)    1.03    1.05
                                                          ------  ------  ------   ------  ------
Less Distributions:
Dividends from net investment income.....................  (0.72)  (0.91)     --    (0.68)  (0.75)
Distribution from net realized gains.....................     --   (0.03)     --       --      --
                                                          ------  ------  ------   ------  ------
   Total distributions...................................  (0.72)  (0.94)     --    (0.68)  (0.75)
                                                          ------  ------  ------   ------  ------
Net Asset Value, end of year............................. $12.26  $12.02  $11.55   $11.87  $11.52
                                                          ======  ======  ======   ======  ======
Total Investment Return(a)...............................   8.06%  12.78%  (2.70)%   9.09%   9.67%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $311.0  $291.5  $335.5   $443.2  $429.6
Ratios to average net assets:............................
  Expenses...............................................  0.47 %  0.47 %  0.44 %    0.43%   0.44%
  Net investment income..................................   5.53%   6.03%   5.72%    5.71%   6.40%
Portfolio turnover rate..................................    361%    184%    106%     109%     88%


(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.




                                                                  High Yield Bond Portfolio
                                                          -----------------------------------------
                                                                          Year Ended
                                                                         December 31,
                                                          -----------------------------------------
                                                           2001     2000     1999    1998     1997
                                                          ------   ------   ------  ------   ------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $ 6.14   $ 7.52   $ 7.21  $ 8.14   $ 7.87
                                                          ------   ------   ------  ------   ------
Income From Investment Operations:
Net investment income....................................   0.58     0.74     0.79    0.77     0.78
Net realized and unrealized gains (losses) on investments  (0.62)   (1.30)   (0.46)  (0.94)    0.26
                                                          ------   ------   ------  ------   ------
   Total from Investment operations......................  (0.04)   (0.56)    0.33   (0.17)    1.04
                                                          ------   ------   ------  ------   ------
Less Distributions:
Dividends from net investment income.....................  (0.70)   (0.82)   (0.02)  (0.76)   (0.77)
                                                          ------   ------   ------  ------   ------
Net Asset Value, end of year............................. $ 5.40   $ 6.14   $ 7.52  $ 7.21   $ 8.14
                                                          ======   ======   ======  ======   ======
Total Investment Return(a)...............................  (0.44)%  (7.91)%   4.61%  (2.36)%  13.78%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $655.8   $661.3   $802.2  $789.3   $568.7
Ratios to average net assets:
  Expenses...............................................   0.60%    0.60%    0.60%   0.58%    0.57%
  Net investment income..................................  10.93%   10.47%   10.48%  10.31%    9.78%
Portfolio turnover rate..................................    84 %      76%      58%    63 %    106 %


(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.




                                      F4


                                              ----------

                                              ----------


                                              ----------
                                                2001
                                              --------
Per Share Operating Performance:
Net Asset Value, beginning of period......... $  22.97
                                              --------
Income From Investment Operations:
Net investment income (loss).................     0.04
Net realized and unrealized gains (losses) on
 investments.................................    (4.22)
                                              --------
   Total from investment operations..........    (4.18)
                                              --------
Less Distributions:
Dividends from net investment income.........    (0.03)
Distributions from net realized gains........    (0.19)
                                              --------
   Total distributions.......................    (0.22)
                                              --------
Net Asset Value, end of period............... $  18.57
                                              ========
Total Investment Return(b)...................   (18.25)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)...... $2,186.9
Ratios to average net assets:
  Expenses...................................    0.64 %
  Net investment income (loss)...............    0.18 %
Portfolio turnover rate......................      86 %




                                                          Class II
                                              ----------------------------

                                               Year Ended  February 10, 2000(a)
                                              December 31,       through
                                                2000        1999      1998     1997       2001      December 31, 2000
                                              --------    --------  --------  ------  ------------ --------------------
Per Share Operating Performance:
Net Asset Value, beginning of period......... $  32.39    $  23.91  $  17.73  $14.32    $ 22.88          $ 34.25
                                              --------    --------  --------  ------    -------          -------
Income From Investment Operations:
Net investment income (loss).................     0.01        0.05      0.04    0.04       0.01            (0.03)
Net realized and unrealized gains (losses) on
 investments.................................    (5.61)       9.88      6.56    4.48      (4.25)           (7.54)
                                              --------    --------  --------  ------    -------          -------
   Total from investment operations..........    (5.60)       9.93      6.60    4.52      (4.24)           (7.57)
                                              --------    --------  --------  ------    -------          -------
Less Distributions:
Dividends from net investment income.........       --(d)    (0.05)    (0.04)  (0.04)        --(d)            --(d)
Distributions from net realized gains........    (3.82)      (1.40)    (0.38)  (1.07)     (0.19)           (3.80)
                                              --------    --------  --------  ------    -------          -------
   Total distributions.......................    (3.82)      (1.45)    (0.42)  (1.11)     (0.19)           (3.80)
                                              --------    --------  --------  ------    -------          -------
Net Asset Value, end of period............... $  22.97    $  32.39  $  23.91  $17.73    $ 18.45          $ 22.88
                                              ========    ========  ========  ======    =======          =======
Total Investment Return(b)...................   (17.38)%    41.76 %   37.46 %  31.71%    (18.60)%         (22.19)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)...... $2,892.7    $2,770.7  $1,198.7  $495.9    $  59.6          $  13.3
Ratios to average net assets:
  Expenses...................................    0.64 %      0.63 %    0.63 %   0.64%      1.04%            1.04%(c)
  Net investment income (loss)...............    0.02 %      0.17 %    0.20 %   0.25%     (0.19)%          (0.39)%(c)
Portfolio turnover rate......................      89 %        58 %      54 %    60 %       86 %              89%(e)



(a)Commencement of offering of Class II shares.



(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.



(c)Annualized.



(d)Less than $0.01 per share.



(e)Not annualized.





                                      F5

Financial Highlights

                                                   Jennison 20/20 Focus Portfolio (formerly, 20/20 Focus Portfolio)
                                              ----------------------------------------------------------------------
                                                              Class I                              Class II
                                              ------------------------------------     -----------------------------
                                                                        May 3, 1999(a)              February 15, 2000(b)
                                               Year Ended   Year Ended     through      Year Ended        through
                                              December 31, December 31,  December 31,  December 31,     December 31,
                                                  2001         2000          1999          2001             2000
                                              ------------ ------------ -------------- ------------ --------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.........    $10.99       $11.88        $10.00        $10.99           $11.36
                                                 ------       ------        ------        ------           ------
Income From Investment Operations:
Net investment income........................      0.05         0.05          0.02          0.02             0.01
Net realized and unrealized gains (losses) on
 investments.................................     (0.15)       (0.71)         1.88         (0.15)           (0.19)
                                                 ------       ------        ------        ------           ------
   Total from investment operations..........     (0.10)       (0.66)         1.90         (0.13)           (0.18)
                                                 ------       ------        ------        ------           ------
Less Distributions:
Dividends from net investment income.........     (0.05)       (0.05)        (0.02)        (0.04)           (0.01)
Distributions from net realized gains........     (0.19)       (0.18)           --(e)      (0.19)           (0.18)
                                                 ------       ------        ------        ------           ------
   Total distributions.......................     (0.24)       (0.23)        (0.02)        (0.23)           (0.19)
                                                 ------       ------        ------        ------           ------
Net Asset Value, end of period...............    $10.65       $10.99        $11.88        $10.63           $10.99
                                                 ======       ======        ======        ======           ======
Total Investment Return(c)...................     (1.01)%      (5.41)%       18.95%        (1.30)%          (1.53)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)......    $ 87.8       $ 95.8        $ 65.0        $  2.0           $  0.7
Ratios to average net assets:
  Expenses...................................      0.93%        0.88%         1.09%(d)      1.33%            1.28%(d)
  Net investment income......................      0.46%        0.45%         0.33%(d)      0.06%            0.10%(d)
Portfolio turnover rate......................       131%         163%           64%(f)       131%             163%(f)



(a)Commencement of offering of Class I shares.



(b)Commencement of offering of Class II shares.



(c)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.



(d)Annualized.



(e)Less than $0.005 per share.



(f)Not annualized.





                                                                   Money Market Portfolio
                                                        --------------------------------------------
                                                                         Year Ended
                                                                        December 31,
                                                        --------------------------------------------
                                                          2001      2000      1999     1998    1997
                                                        --------  --------  --------  ------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year..................... $  10.00  $  10.00  $  10.00  $10.00  $10.00
                                                        --------  --------  --------  ------  ------
Income From Investment Operations:
Net investment income and realized and unrealized gains     0.41      0.60      0.49    0.52    0.54
Dividend and distributions.............................    (0.41)    (0.60)    (0.49)  (0.52)  (0.54)
                                                        --------  --------  --------  ------  ------
Net Asset Value, end of year........................... $  10.00  $  10.00  $  10.00  $10.00  $10.00
                                                        ========  ========  ========  ======  ======
Total Investment Return(a).............................    4.22 %     6.20%    4.97 %   5.39%   5.41%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................. $1,501.9  $1,238.2  $1,335.5  $920.2  $657.5
Ratios to average net assets:
  Expenses.............................................    0.43 %     0.44%    0.42 %   0.41%   0.43%
  Net investment income................................    3.86 %     6.03%    4.90 %   5.20%   5.28%



(a)Total investment return is calculated assuming a purchase on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.





                                      F6

Financial Highlights


                                                                   Natural Resources Portfolio
                                                          -------------------------------------------
                                                                           Year Ended
                                                                          December 31,
                                                          -------------------------------------------
                                                           2001      2000    1999    1998      1997
                                                          -------   ------  ------  -------   -------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $ 23.59   $17.38  $11.98  $ 15.24   $ 19.77
                                                          -------   ------  ------  -------   -------
Income From Investment Operations:
Net investment income....................................    0.43     0.13    0.10     0.09      0.12
Net realized and unrealized gains (losses) on investments   (2.89)    6.36    5.40    (2.48)    (2.43)
                                                          -------   ------  ------  -------   -------
   Total from investment operations......................   (2.46)    6.49    5.50    (2.39)    (2.31)
                                                          -------   ------  ------  -------   -------
Less Distributions:
Dividends from net investment income.....................   (0.55)   (0.16)  (0.10)   (0.11)    (0.10)
Distributions in excess of net investment income.........      --    (0.09)     --       --        --
Distributions from net realized gains....................   (1.47)   (0.03)     --    (0.75)    (2.12)
Tax return of capital distributions......................      --       --      --    (0.01)       --
                                                          -------   ------  ------  -------   -------
   Total distributions...................................   (2.02)   (0.28)  (0.10)   (0.87)    (2.22)
                                                          -------   ------  ------  -------   -------
Net Asset Value, end of year............................. $ 19.11   $23.59  $17.38  $ 11.98   $ 15.24
                                                          =======   ======  ======  =======   =======
Total Investment Return(a)...............................  (10.08)%  37.66%  45.99%  (17.10)%  (11.59)%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $ 336.1   $393.2  $289.5  $ 236.9   $ 358.0
Ratios to average net assets:
  Expenses...............................................    0.52%    0.58%   0.57%   0.61 %     0.54%
  Net investment income..................................    1.94%    0.67%   0.70%   0.63 %     0.60%
Portfolio turnover rate..................................     23 %     30 %    26 %     12 %      32 %


(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.




                                                            Small Capitalization Stock Portfolio
                                                          ---------------------------------------
                                                                         Year Ended
                                                                        December 31,
                                                          ---------------------------------------
                                                           2001    2000    1999    1998     1997
                                                          ------  ------  ------  ------   ------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $17.11  $16.25  $14.71  $15.93   $13.79
                                                          ------  ------  ------  ------   ------
Income From Investment Operations:
Net investment income....................................   0.06    0.07    0.10    0.09     0.10
Net realized and unrealized gains (losses) on investments   0.67    1.81    1.71   (0.25)    3.32
                                                          ------  ------  ------  ------   ------
   Total from investment operations......................   0.73    1.88    1.81   (0.16)    3.42
                                                          ------  ------  ------  ------   ------
Less Distributions:
Dividends from net investment income.....................  (0.08)  (0.08)     --   (0.09)   (0.10)
Distributions from net realized gains....................  (2.28)  (0.94)  (0.27)  (0.97)   (1.18)
                                                          ------  ------  ------  ------   ------
   Total distributions...................................  (2.36)  (1.02)  (0.27)  (1.06)   (1.28)
                                                          ------  ------  ------  ------   ------
Net Asset Value, end of year............................. $15.48  $17.11  $16.25  $14.71   $15.93
                                                          ======  ======  ======  ======   ======
Total Investment Return(a)...............................   5.53%  12.81%  12.68%  (0.76)%  25.17%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $611.1  $568.3  $437.5  $360.4   $290.3
Ratios to average net assets:
  Expenses...............................................   0.48%   0.48%   0.45%   0.47%    0.50%
  Net investment income..................................   0.52%   0.59%   0.70%   0.57%    0.69%
Portfolio turnover rate..................................    23 %    29 %    31 %    26 %     31 %


(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.





                                      F7

Financial Highlights

                                                                         Stock Index Portfolio
                                                          --------------------------------------------------
                                                                              Year Ended
                                                                             December 31,
                                                          --------------------------------------------------
                                                            2001       2000       1999      1998      1997
                                                          --------   --------   --------  --------  --------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $  38.66   $  44.45   $  37.74  $  30.22  $  23.74
                                                          --------   --------   --------  --------  --------
Income from Investment Operations:
Net investment income....................................     0.36       0.36       0.44      0.42      0.43
Net realized and unrealized gains (losses) on investments    (5.05)     (4.37)      7.23      8.11      7.34
                                                          --------   --------   --------  --------  --------
   Total from investment operations......................    (4.69)     (4.01)      7.67      8.53      7.77
                                                          --------   --------   --------  --------  --------
Less Distributions:
Dividends from net investment income.....................    (0.35)     (0.37)     (0.43)    (0.42)    (0.42)
Distributions from net realized gains....................    (1.98)     (1.41)     (0.53)    (0.59)    (0.87)
                                                          --------   --------   --------  --------  --------
   Total distributions...................................    (2.33)     (1.78)     (0.96)    (1.01)    (1.29)
                                                          --------   --------   --------  --------  --------
Net Asset Value, end of year............................. $  31.64   $  38.66   $  44.45  $  37.74  $  30.22
                                                          ========   ========   ========  ========  ========
Total Investment Return(a)...............................   (12.05)%    (9.03)%   20.54 %   28.42 %   32.83 %
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $3,394.1   $4,186.0   $4,655.0  $3,548.1  $2,448.2
Ratios to average net assets:
  Expenses...............................................    0.39 %     0.39 %     0.39 %    0.37 %    0.37 %
  Net investment income..................................    1.02 %     0.83 %     1.09 %    1.25 %    1.55 %
Portfolio turnover rate..................................       3 %        7 %        2 %       3 %       5 %


(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.


                                                                                    Value Portfolio
                                                          ---------------------------------------------------------------
                                                                                Class I                          Class II
                                                          --------------------------------------------------  ---------------
                                                                              Year Ended                      May 14, 2001(a)
                                                                             December 31,                         through
                                                          --------------------------------------------------   December 31,
                                                            2001       2000      1999      1998       1997         2001
                                                          --------   --------  --------  --------   --------  ---------------
Per Share Operating Performance:
Net Asset Value, beginning of period..................... $  20.46   $  19.52  $  20.03  $  22.39   $  18.51      $19.79
                                                          --------   --------  --------  --------   --------      ------
Income From Investment Operations:
Net investment income....................................     0.25       0.46      0.51      0.56       0.61        0.12
Net realized and unrealized gains (losses) on investments    (0.69)      2.45      1.89     (1.03)      6.06       (1.01)
                                                          --------   --------  --------  --------   --------      ------
   Total from investment operations......................    (0.44)      2.91      2.40     (0.47)      6.67       (0.89)
                                                          --------   --------  --------  --------   --------      ------
Less Distributions:
Dividends from net investment income.....................    (0.30)     (0.44)    (0.50)    (0.59)     (0.57)      (0.14)
Distributions from net realized gains....................    (1.81)     (1.53)    (2.41)    (1.30)     (2.22)      (0.85)
                                                          --------   --------  --------  --------   --------      ------
   Total distributions...................................    (2.11)     (1.97)    (2.91)    (1.89)     (2.79)      (0.99)
                                                          --------   --------  --------  --------   --------      ------
Net Asset Value, end of period........................... $  17.91   $  20.46  $  19.52  $  20.03   $  22.39      $17.91
                                                          ========   ========  ========  ========   ========      ======
Total Investment Return(b)...............................    (2.08)%   15.59 %    2.52 %    (2.38)%   36.61 %      (4.34)%
Ratios/Supplemental Data:
Net assets, end of period (in millions).................. $1,801.4   $1,975.3  $2,024.0  $2,142.3   $2,029.8      $  1.1
Ratios to average net assets:
  Expenses...............................................    0.44 %     0.45 %    0.42 %    0.42 %     0.41 %       0.84%(c)
  Net investment income..................................    1.32 %     2.31 %    2.34 %    2.54 %     2.90 %       0.94%(c)
Portfolio turnover rate..................................     175 %       85 %      16 %      20 %       38 %       175 %


(a)Commencement of offering of Class II shares.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.




                                      F8

Financial Highlights

                                                              Zero Coupon Bond Portfolio 2005
                                                          ---------------------------------------
                                                                         Year Ended
                                                                        December 31,
                                                          ---------------------------------------
                                                           2001    2000    1999     1998    1997
                                                          ------  ------  ------   ------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $13.38  $12.68  $13.44   $12.60  $12.25
                                                          ------  ------  ------   ------  ------
Income From Investment Operations:
Net investment income....................................   0.65    0.65    0.67     0.66    0.68
Net realized and unrealized gains (losses) on investments   0.42    1.02   (1.43)    0.87    0.66
                                                          ------  ------  ------   ------  ------
   Total from investment operations......................   1.07    1.67   (0.76)    1.53    1.34
                                                          ------  ------  ------   ------  ------
Less Distributions:
Dividends from net investment income.....................  (0.64)  (0.67)     --    (0.67)  (0.71)
Distributions from net realized gains....................  (0.04)  (0.30)     --    (0.02)  (0.28)
                                                          ------  ------  ------   ------  ------
   Total distributions...................................  (0.68)  (0.97)     --    (0.69)  (0.99)
                                                          ------  ------  ------   ------  ------
Net Asset Value, end of year............................. $13.77  $13.38  $12.68   $13.44  $12.60
                                                          ======  ======  ======   ======  ======
Total Investment Return(a)...............................   8.11%  13.76%  (5.66)%  12.35%  11.18%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $ 55.0  $ 49.8  $ 45.4   $ 45.5  $ 30.8
Ratios to average net assets:
  Expenses...............................................   0.63%   0.65%   0.59%    0.61%   0.74%
  Net investment income..................................   5.05%   5.26%   5.31%    5.35%   5.71%
Portfolio turnover rate..................................    10 %    67 %    15 %      --%    35 %



(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.



                                                  SP Aggressive Growth Asset Allocation Portfolio
                                                  -------------------------------------------
                                                                            September 22, 2000(a)
                                                     Year Ended                    through
                                                  December 31, 2001           December 31, 2000
                                                  -----------------         ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $  9.33                     $10.00
                                                       -------                     ------
Income from Investment Operations:
Net investment income............................         0.02                       0.01
Net realized and unrealized losses on investments        (1.69)                     (0.67)
                                                       -------                     ------
   Total from investment operations..............        (1.67)                     (0.66)
                                                       -------                     ------
Less Distributions:
Dividends from net investment income.............        (0.02)                     (0.01)
Distributions from net realized gains............        (0.06)                        --
                                                       -------                     ------
   Total distributions...........................        (0.08)                     (0.01)
                                                       -------                     ------
Net Asset Value, end of period...................      $  7.58                     $ 9.33
                                                       =======                     ======
Total Investment Return(b).......................       (17.92)%                    (6.65)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $   7.5                     $  2.1
Ratios to average net assets:
  Expenses.......................................        0.05 %                     0.05 %(c)
  Net investment income..........................        0.39 %                     0.36 %(c)
Portfolio turnover rate..........................          62 %                        6 %(d)


(a)Commencement of operations.


(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.


(c)Annualized.

(d)Not annualized.




                                      F9

Financial Highlights



                                                    SP AIM Aggressive Growth Portfolio
                                                  ----------------------------------
                                                                    September 22, 2000(a)
                                                     Year Ended            through
                                                  December 31, 2001   December 31, 2000
                                                  ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $  8.60             $ 10.00
                                                       -------             -------
Income from Investment Operations:
Net investment loss..............................        (0.04)              (0.01)
Net realized and unrealized losses on investments        (2.07)              (1.39)
                                                       -------             -------
   Total from investment operations..............        (2.11)              (1.40)
                                                       -------             -------
Net Asset Value, end of period...................      $  6.49             $  8.60
                                                       =======             =======
Total Investment Return(b).......................       (24.53)%            (14.00)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $   5.7             $   3.9
Ratios to average net assets:(d)
  Expenses.......................................         1.07%              1.07 %(c)
  Net investment loss............................        (0.73)%             (0.40)%(c)
Portfolio turnover rate..........................          87 %                 16%(e)


(a)Commencement of operations.


(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.


(c)Annualized.


(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 3.45% and (3.11)%, respectively, for the year ended December 31, 2001 and 5.57% and (4.90)%, respectively, for the period ended December 31, 2000.


(e)Not annualized.




                                                           SP AIM Core Equity Portfolio
                                                  (formerly, SP AIM Growth and Income Portfolio)
                                                  ------------------------------------------
                                                                           September 22, 2000(a)
                                                     Year Ended                   through
                                                  December 31, 2001          December 31, 2000
                                                  -----------------        ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $  8.41                    $ 10.00
                                                       -------                    -------
Income From Investment Operations:
Net investment income (loss).....................          (--)(f)                   0.01
Net realized and unrealized losses on investments        (1.90)                     (1.59)
                                                       -------                    -------
   Total from investment operations..............        (1.90)                     (1.58)
                                                       -------                    -------
Less Dividends:
Dividends from net investment income.............           --                      (0.01)
                                                       -------                    -------
Net Asset Value, end of period...................      $  6.51                    $  8.41
                                                       =======                    =======
Total Investment Return(b).......................       (22.68)%                   (15.74)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $  10.2                    $   4.3
Ratios to average net assets:(d)
  Expenses.......................................        1.00 %                     1.00 %(c)
  Net investment income (loss)...................        (0.02)%                    0.26 %(c)
Portfolio turnover rate..........................          65 %                       15 %(e)


(a)Commencement of operations.


(b)Total investment return calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.


(c)Annualized.


(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 2.55% and (1.57)%, respectively, for the year ended December 31, 2001 and 5.53% and (4.27)%, respectively, for the period ended December 31, 2000.


(e)Not annualized.


(f)Less than $0.005 per share.





                                      F10

Financial Highlights

                                                  SP Alliance Large Cap Growth Portfolio
                                                  -----------------------------------
                                                                    September 22, 2000(a)
                                                     Year Ended            through
                                                  December 31, 2001   December 31, 2000
                                                  ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $  8.55             $ 10.00
                                                       -------             -------
Income From Investment Operations:
Net investment income (loss).....................        (0.01)               0.01
Net realized and unrealized losses on investments        (1.23)              (1.45)
                                                       -------             -------
   Total from investment operations..............        (1.24)              (1.44)
                                                       -------             -------
Less Distributions:
Dividends from net investment income.............           --               (0.01)
Tax return of capital distributions..............           --(f)               --
                                                       -------             -------
   Total distributions...........................           --(f)            (0.01)
                                                       -------             -------
Net Asset Value, end of period...................      $  7.31             $  8.55
                                                       =======             =======
Total Investment Return(b).......................       (14.47)%            (14.44)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $  35.9             $   7.1
Ratios to average net assets:(d)
  Expenses.......................................        1.10 %               1.10%(c)
  Net investment income (loss)...................        (0.08)%              0.44%(c)
Portfolio turnover rate..........................          47 %                 10%(e)


(a)Commencement of operations.


(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.


(c)Annualized.


(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.57% and (0.55)%, respectively, for the year ended December 31, 2001 and 4.26% and (2.72)%, respectively, for the period ended December 31, 2000.


(e)Not annualized.

(f)Less than $0.005 per share.






                                      F11

Financial Highlights

                                                     SP Alliance Technology Portfolio
                                                  -----------------------------------
                                                                    September 22, 2000(a)
                                                     Year Ended            through
                                                  December 31, 2001   December 31, 2000
                                                  ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $  7.62             $ 10.00
                                                       -------             -------
Income from Investment Operations:
Net investment income (loss).....................        (0.03)               0.01
Net realized and unrealized losses on investments        (1.88)              (2.38)
                                                       -------             -------
   Total from investment operations..............        (1.91)              (2.37)
                                                       -------             -------
Less Distributions:
Dividends from net investment income.............           --               (0.01)
Distributions in excess of net investment income.           --                  --(b)
                                                       -------             -------
   Total distributions...........................           --               (0.01)
                                                       -------             -------
Net Asset Value, end of period...................      $  5.71             $  7.62
                                                       =======             =======
Total Investment Return(c).......................       (25.07)%            (23.71)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $   7.7             $   6.1
Ratios to average net assets: (e)
  Expenses.......................................        1.30 %               1.30%(d)
  Net investment income (loss)...................        (0.69)%              0.37%(d)
Portfolio turnover rate..........................          47 %                23 %(f)


(a)Commencement of operations.

(b)Less than $0.005 per share.


(c)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.


(d)Annualized.


(e)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 3.16% and (2.53)%, respectively, for the year ended December 31, 2001 and 4.66% and (2.99)%, respectively, for the period ended December 31, 2000.


(f)Not annualized.




                                                  SP Balanced Asset Allocation Portfolio
                                                  -----------------------------------
                                                                    September 22, 2000(a)
                                                     Year Ended            through
                                                  December 31, 2001   December 31, 2000
                                                  ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $ 9.80              $10.00
                                                       ------              ------
Income from Investment Operations:
Net investment income............................        0.14                0.06
Net realized and unrealized losses on investments       (0.73)              (0.20)
                                                       ------              ------
   Total from investment operations..............       (0.59)              (0.14)
                                                       ------              ------
Less Distributions:
Dividends from net investment income.............       (0.14)              (0.06)
Distributions from net realized gains............       (0.05)                 --
                                                       ------              ------
   Total distributions...........................       (0.19)              (0.06)
                                                       ------              ------
Net Asset Value, end of period...................      $ 9.02              $ 9.80
                                                       ======              ======
Total Investment Return(b).......................       (5.99)%             (1.42)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $ 66.1              $  3.7
Ratios to average net assets:
  Expenses.......................................       0.05 %              0.05 %(c)
  Net investment income..........................       3.26 %              4.89 %(c)
Portfolio turnover rate..........................         35 %                 4 %(d)


(a)Commencement of operations.


(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.


(c)Annualized.

(d)Not annualized.




                                      F12

Financial Highlights

                                                          SP Conservative Asset Allocation Portfolio
                                                          --------------------------------------
                                                                               September 22, 2000(a)
                                                             Year Ended               through
                                                          December 31, 2001      December 31, 2000
                                                          -----------------    ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................      $10.00                 $10.00
                                                               ------                 ------
Income From Investment Operations:
Net investment income....................................        0.21                   0.08
Net realized and unrealized gains (losses) on investments       (0.24)                    --(c)
                                                               ------                 ------
   Total from investment operations......................       (0.03)                  0.08
                                                               ------                 ------
Less Distributions:
Dividends from net investment income.....................       (0.16)                 (0.08)
Distributions from net realized gains....................       (0.04)                    --(c)
                                                               ------                 ------
   Total distributions...................................       (0.20)                 (0.08)
                                                               ------                 ------
Net Asset Value, end of period...........................      $ 9.77                 $10.00
                                                               ======                 ======
Total Investment Return(b)...............................       (0.23)%                 0.84%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................      $ 47.9                 $  1.9
Ratios to average net assets:
  Expenses...............................................        0.05%                  0.05%(d)
  Net investment income..................................        4.76%                  8.07%(d)
Portfolio turnover rate..................................         29 %                    4 %(e)


(a)Commencement of operations.


(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.


(c)Less than $0.005 per share.

(d)Annualized.

(e)Not annualized.


                                                                 SP Davis Value Portfolio
                                                          -----------------------------------
                                                                            September 22, 2000(a)
                                                             Year Ended            through
                                                          December 31, 2001   December 31, 2000
                                                          ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................      $ 10.15             $10.00
                                                               -------             ------
Income from Investment Operations:
Net investment income....................................         0.05               0.02
Net realized and unrealized gains (losses) on investments        (1.11)              0.15
                                                               -------             ------
   Total from investment operations......................        (1.06)              0.17
                                                               -------             ------
Less Dividends:
Dividends from net investment income.....................        (0.05)             (0.02)
                                                               -------             ------
Net Asset Value, end of period...........................      $  9.04             $10.15
                                                               =======             ======
Total Investment Return(b)...............................       (10.46)%             1.69%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................      $  94.4             $ 12.8
Ratios to average net assets:(d)
  Expenses...............................................        0.83 %              0.83%(c)
  Net investment income..................................        0.64 %              1.48%(c)
Portfolio turnover rate..................................          17 %                3 %(e)


(a)Commencement of operations.


(b)Total investment is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.


(c)Annualized.


(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income (loss) ratios would have been 1.03% and 0.43%, respectively, for the year ended December 31, 2001 and 3.16% and (0.85)%, respectively, for the period ended December 31, 2000.


(e)Not annualized.




                                      F13

Financial Highlights

                                                  SP Deutsche International Equity Portfolio
                                                  --------------------------------------
                                                                       September 22, 2000(a)
                                                     Year Ended               through
                                                  December 31, 2001      December 31, 2000
                                                  -----------------    ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $  9.44                $10.00
                                                       -------                ------
Income From Investment Operations:
Net investment income............................         0.05                  0.01
Net realized and unrealized losses on investments        (2.09)                (0.57)
                                                       -------                ------
   Total from investment operations..............        (2.04)                (0.56)
                                                       -------                ------
Less Dividends:
Dividends from net investment income.............        (0.05)                   --
                                                       -------                ------
Net Asset Value, end of period...................      $  7.35                $ 9.44
                                                       =======                ======
Total Investment Return(c).......................       (22.07)%               (5.20)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $  24.7                $  7.8
Ratios to average net assets:(e)
  Expenses.......................................        1.10 %                 1.10%(d)
  Net investment income..........................        0.61 %                 0.55%(d)
Portfolio turnover rate..........................         155 %                   51%(f)


(a)Commencement of operations.

(b)Less than $0.01 per share.

(c)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(d)Annualized.


(e)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 3.27% and (1.56)%, respectively, for the year ended December 31, 2001 and 4.21% and (2.56)%, respectively, for the period ended December 31, 2000.


(f)Not annualized.


                                                   SP Growth Asset Allocation Portfolio
                                                  -----------------------------------
                                                                    September 22, 2000(a)
                                                     Year Ended            through
                                                  December 31, 2001   December 31, 2000
                                                  ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $  9.52             $10.00
                                                       -------             ------
Income from Investment Operations:
Net investment income............................         0.09               0.03
Net realized and unrealized losses on investments        (1.21)             (0.49)
                                                       -------             ------
   Total from investment operations..............        (1.12)             (0.46)
                                                       -------             ------
Less Distributions:
Dividends from net investment income.............        (0.08)             (0.02)
Distributions from net realized gains............        (0.05)                --
                                                       -------             ------
   Total distributions...........................        (0.13)             (0.02)
                                                       -------             ------
Net Asset Value, end of period...................      $  8.27             $ 9.52
                                                       =======             ======
Total Investment Return(b).......................       (11.77)%            (4.56)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $  46.8             $  3.9
Ratios to average net assets:
  Expenses.......................................         0.05%              0.05%(c)
  Net investment income..........................         1.71%              2.95%(c)
Portfolio turnover rate..........................          43 %                39%(d)


(a)Commencement of operations.


(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.


(c)Annualized

(d)Not annualized.




                                      F14

Financial Highlights

                                       SP INVESCO Small Company Growth Portfolio
                                       ------------------------------------
                                                           September 22, 2000(a)
                                          Year Ended              through
                                       December 31, 2001     December 31, 2000
                                       -----------------   ---------------------
 Per Share Operating Performance:
 Net Asset Value, beginning of
  period..............................      $  8.38               $ 10.00
                                            -------               -------
 Income From Investment Operations:
 Net investment loss..................        (0.02)                   --(f)
 Net realized and unrealized losses
  on investments......................        (1.42)                (1.62)
                                            -------               -------
    Total from investment operations..        (1.44)                (1.62)
                                            -------               -------
 Net Asset Value, end of period.......      $  6.94               $  8.38
                                            =======               =======
 Total Investment Return(b)...........       (17.18)%              (16.20)%
 Ratios/Supplemental Data:
 Net assets, end of period (in
  millions)...........................      $   8.4               $   5.5
 Ratios to average net assets:(d)
  Expenses............................         1.15%                 1.15%(c)
  Net investment loss.................        (0.28)%               (0.10)%(c)
 Portfolio turnover rate..............           83%                   29%(e)


(a)Commencement of operations.


(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.


(c)Annualized.


(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 2.84% and (1.97)%, respectively, for the year ended December 31, 2001 and 4.00% and (2.95)%, respectively, for the period ended December 31, 2000.


(e)Not annualized.

(f)Less than $0.005 per share.




                                      F15

Financial Highlights

                                                                 SP Jennison International Growth Portfolio
                                             -----------------------------------------------------------------------------
                                                              Class I                                  Class II
                                             --------------------------------------     ----------------------------------
                                                                  September 22, 2000(a)                      October 4, 2000(b)
                                                  Year Ended             through             Year Ended           through
                                             December 31, 2001(i)   December 31, 2000   December 31, 2001(i) December 31, 2000
                                             -------------------- --------------------- -------------------- ------------------
Per Share Operating Performance:
Net Asset Value, beginning of period........       $  8.50               $ 10.00              $  8.48             $  9.79
                                                   -------               -------              -------             -------
Income from Investment Operations:
Net investment income (loss)................          0.02                  0.01                  (--)(g)             (--)(g)
Net realized and unrealized losses
 on investments.............................         (3.05)                (1.51)               (3.04)              (1.31)
                                                   -------               -------              -------             -------
   Total from investment operations.........         (3.03)                (1.50)               (3.04)              (1.31)
                                                   -------               -------              -------             -------
Less Distributions:
Tax return of capital distributions.........         (0.02)                   --                (0.01)                 --
                                                   -------               -------              -------             -------
Net Asset Value, end of period..............       $  5.45               $  8.50              $  5.43             $  8.48
                                                   =======               =======              =======             =======
Total Investment Return(c)..................        (35.64)%              (15.00)%             (35.92)%            (13.28)%
Ratios/Supplemental Data:
Net assets, end of period (in millions).....       $  19.9               $   7.6              $  14.9             $   2.7
Ratios to average net assets:(e)
 Expenses...................................          1.24%                 1.24%(d)             1.64%               1.64%(d)
 Net investment income (loss)...............          0.31%(h)              0.51%(d)            (0.03)%(h)            (--)%(d)
Portfolio turnover rate.....................            86%                   12%(f)               86%                 12%(f)



(a)Commencement of offering of Class I shares.



(b)Commencement of offering of Class II shares.



(c)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for
   periods of   less than one full year are not annualized.


(d)Annualized.


(e)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.86% and (0.30)%, respectively, for Class I and 2.26% and (0.66)%, respectively, for Class II for the year ended December 31, 2001 and 3.44% and (1.69)%, respectively, for Class I and 3.84% and (2.20)%, respectively, for Class II for the period ended December 31, 2000.


(f)Not annualized.

(g)Less than $0.005 per share.


(h)Includes custodian fee credits of 0.12% for Class I and 0.13% for Class II. If the Portfolio had not earned custodian fee credits, the annual net investment income (loss) ratios would have been 0.19% and (0.16)%, respectively, for Class I and Class II for the year ended December 31, 2001.



(i)Calculated based upon weighted average shares outstanding during the year.





                                      F16

Financial Highlights

                                                               SP Large Cap Value Portfolio
                                                          -----------------------------------
                                                                            September 22, 2000(a)
                                                             Year Ended            through
                                                          December 31, 2001   December 31, 2000
                                                          ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.....................      $10.44              $10.00
                                                               ------              ------
Income from Investment Operations:
Net investment income....................................        0.09                0.04
Net realized and unrealized gains (losses) on investments       (0.99)               0.44
                                                               ------              ------
   Total from investment operations......................       (0.90)               0.48
                                                               ------              ------
Less Distributions:
Dividends from net investment income.....................       (0.10)              (0.04)
Distributions in excess of net investment income.........          --                  --(e)
                                                               ------              ------
   Total distributions...................................       (0.10)              (0.04)
                                                               ------              ------
Net Asset Value, end of period...........................      $ 9.44              $10.44
                                                               ======              ======
Total Investment Return(b)...............................       (8.65)%             4.82 %
Ratios/Supplemental Data:
Net assets, end of period (in millions)..................      $ 23.7              $  3.9
Ratios to average net assets:(d)
  Expenses...............................................       0.90 %              0.90 %(c)
  Net investment income..................................       1.18 %              1.60 %(c)
Portfolio turnover rate..................................         61 %                13 %(f)


(a)Commencement of operations.


(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.


(c)Annualized.


(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income (loss) ratios would have been 1.98% and 0.10%, respectively, for the year ended December 31, 2001 and 5.47% and (2.97)%, respectively, for the period ended December 31, 2000.


(e)Less than $0.005 per share.

(f)Not annualized.




                                      F17

Financial Highlights

                                                  SP MFS Capital Opportunities Portfolio
                                                  -----------------------------------
                                                                    September 22, 2000(a)
                                                     Year Ended            through
                                                  December 31, 2001   December 31, 2000
                                                  ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $  9.15             $10.00
                                                       -------             ------
Income From Investment Operations:
Net investment income (loss).....................          (--)(f)           0.01
Net realized and unrealized losses on investments        (2.13)             (0.85)
                                                       -------             ------
   Total from investment operations..............        (2.13)             (0.84)
                                                       -------             ------
Less Dividends:
Dividends from net investment income.............        (0.01)             (0.01)
                                                       -------             ------
Net Asset Value, end of period...................      $  7.01             $ 9.15
                                                       =======             ======
Total Investment Return(b).......................       (23.28)%            (8.39)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $   8.2             $  4.3
Ratios to average net assets:(d)
  Expenses.......................................         1.00%             1.00 %(c)
  Net investment income (loss)...................          (--)%(g)         0.40 %(c)
Portfolio turnover rate..........................          99 %               25 %(e)


(a)Commencement of operations.


(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.


(c)Annualized.


(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 3.04% and (2.04)%, respectively, for the year ended December 31, 2001 and 5.48% and (4.08)%, respectively, for the period ended December 31, 2000.


(e)Not annualized.

(f)Less than $0.005 per share.


(g)Less than 0.005%.



                                                      SP MFS Mid-Cap Growth Portfolio
                                                  -----------------------------------
                                                                    September 22, 2000(a)
                                                     Year Ended            through
                                                  December 31, 2001   December 31, 2000
                                                  ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.............      $  9.69             $10.00
                                                       -------             ------
Income from Investment Operations:
Net investment income (loss).....................        (0.01)              0.02
Net realized and unrealized losses on investments        (2.01)             (0.25)
                                                       -------             ------
   Total from investment operations..............        (2.02)             (0.23)
                                                       -------             ------
Less Distributions:
Dividends from net investment income.............        (0.01)             (0.02)
Distributions from net realized gains............        (0.04)             (0.06)
                                                       -------             ------
   Total distributions...........................        (0.05)             (0.08)
                                                       -------             ------
Net Asset Value, end of period...................      $  7.62             $ 9.69
                                                       =======             ======
Total Investment Return(b).......................       (20.93)%            (2.26)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..........      $  15.9             $  5.6
Ratios to average net assets:(d)
 Expenses........................................         1.00%              1.00%(c)
 Net investment income (loss)....................        (0.20)%             1.16%(c)
Portfolio turnover rate..........................           93%                27%(e)


(a) Commencement of operations.


(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.


(c) Annualized.


(d) Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 2.11% and (1.31)%, respectively, for the year ended December 31, 2001 and 4.59% and (2.43)%, respectively, for the period ended December 31, 2000.


(e) Not annualized.




                                      F18

Financial Highlights


                                                                 SP PIMCO High Yield Portfolio
                                                            -----------------------------------
                                                                              September 22, 2000(a)
                                                               Year Ended            through
                                                            December 31, 2001   December 31, 2000
                                                            ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period.......................      $10.02              $10.00
                                                                 ------              ------
Income from Investment Operations:
Net investment income......................................        0.59                0.17
Net realized and unrealized gains (losses) on investments..       (0.21)               0.02
                                                                 ------              ------
   Total from investment operations........................        0.38                0.19
                                                                 ------              ------
Less Distributions:
Dividends from net investment income.......................       (0.59)              (0.16)
Distributions from net realized gains......................          --               (0.01)
Distributions in excess of net realized capital gains......          --                  --(d)
                                                                 ------              ------
   Total distributions.....................................       (0.59)              (0.17)
                                                                 ------              ------
Net Asset Value, end of period.............................      $ 9.81              $10.02
                                                                 ======              ======
Total Investment Return(b).................................        3.97%               1.94%
Ratios/Supplemental Data:
Net assets, end of period (in millions)....................      $ 52.0              $  8.0
Ratios to average net assets:(e)
 Expenses..................................................        0.82%               0.82%(c)
 Net investment income.....................................        7.44%               7.78%(c)
Portfolio turnover rate....................................         105%                 88%(f)


(a)Commencement of operations.

(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)Annualized.

(d)Less than $0.005 per share.


(e)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 1.08% and 7.18%, respectively, for the year ended December 31, 2001 and 3.42% and 5.18%, respectively, for the period ended December 31, 2000.


(f)Not annualized.




                                      F19

Financial Highlights

                                                     SP PIMCO Total Return Portfolio
                                                 -----------------------------------
                                                                   September 22, 2000(a)
                                                    Year Ended            through
                                                 December 31, 2001   December 31, 2000
                                                 ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period............      $10.40              $10.00
                                                      ------              ------
Income From Investment Operations:
Net investment income...........................        0.32                0.13
Net realized and unrealized gains on investments        0.57                0.39
                                                      ------              ------
   Total from investment operations.............        0.89                0.52
                                                      ------              ------
Less Distributions:
Dividends from net investment income............       (0.34)              (0.11)
Distributions from net realized gains...........       (0.25)              (0.01)
                                                      ------              ------
   Total distributions..........................       (0.59)              (0.12)
                                                      ------              ------
Net Asset Value, end of period..................      $10.70              $10.40
                                                      ======              ======
Total Investment Return(b)......................        8.66%               5.18%
Ratios/Supplemental Data:
Net assets, end of period (in millions).........      $147.0              $ 10.7
Ratios to average net assets(d):
  Expenses......................................        0.76%               0.76%(c)
  Net investment income.........................        3.69%               5.94%(c)
Portfolio turnover rate.........................         718%                239%(e)


(a)Commencement of operations.


(b)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.


(c)Annualized.


(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 0.82% and 3.63%, respectively, for the year ended December 31, 2001 and 2.73% and 3.97%, respectively, for the period ended December 31, 2000.


(e)Not annualized.


                                              SP Prudential U.S. Emerging Growth Portfolio
                                        ----------------------------------------------------
                                                        Class I                     Class II
                                        -----------------------------------     -----------------
                                                          September 22, 2000(a)  July 9, 2001(b)
                                           Year Ended            through             through
                                        December 31, 2001   December 31, 2000   December 31, 2001
                                        ----------------- --------------------- -----------------
Per Share Operating Performance:
Net Asset Value, beginning of period...      $  8.38             $ 10.00             $ 7.56
                                             -------             -------             ------
Income from Investment Operations:
Net investment income (loss)...........        (0.01)               0.01              (0.01)
Net realized and unrealized losses on
 investments...........................        (1.48)              (1.62)             (0.67)
                                             -------             -------             ------
   Total from investment operations....        (1.49)              (1.61)             (0.68)
                                             -------             -------             ------
Less Dividends:
Dividends from net investment income...           --               (0.01)                --
                                             -------             -------             ------
Net Asset Value, end of period.........      $  6.89             $  8.38             $ 6.88
                                             =======             =======             ======
Total Investment Return(c).............       (17.78)%            (16.11)%            (8.99)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)      $  31.2             $   6.4             $  0.2
Ratios to average net assets:(d)
 Expenses..............................         0.90%               0.90%(e)           1.30%(e)
 Net investment income (loss)..........        (0.37)%              0.49%(e)          (0.87)%(e)
Portfolio turnover rate................          258%                 82%(f)            258%(f)


(a)Commencement of operations.

(b)Commencement of offering of Class II shares.


(c)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.



(d)Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.41% and (0.88)%, respectively, for Class I and 1.81% and (1.38)%, respectively, for Class II for the period ended December 31, 2001 and 4.26% and (2.87)%, respectively, for Class I for the period ended December 31, 2000.


(e)Annualized.

(f)Not annualized.




                                      F20

Financial Highlights


                                                          SP Small/Mid Cap Value Portfolio
                                                       -----------------------------------
                                                                         September 22, 2000(a)
                                                          Year Ended            through
                                                       December 31, 2001   December 31, 2000
                                                       ----------------- ---------------------
Per Share Operating Performance:
Net Asset Value, beginning of period..................      $11.13              $10.00
                                                            ------              ------
Income From Investment Operations:
Net investment income.................................        0.08                0.03
Net realized and unrealized gains on investments......        0.26                1.10
                                                            ------              ------
   Total from investment operations...................        0.34                1.13
                                                            ------              ------
Less Dividends:
Dividends from net investment income..................       (0.11)                 --(b)
                                                            ------              ------
Net Asset Value, end of period........................      $11.36              $11.13
                                                            ======              ======
Total Investment Return(c)............................        3.11%              11.33%
Ratios/Supplemental Data:
Net assets, end of period (in millions)...............      $ 47.4              $  6.1
Ratios to average net assets:(e)
 Expenses.............................................        1.05%               1.05%(d)
 Net investment income................................        1.08%               1.79%(d)
Portfolio turnover rate...............................          89%                 18%(f)


(a)   Commencement of operations.

(b)   Less than $0.005 per share.


(c) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.


(d)   Annualized.


(e) Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income (loss) ratios would have been 1.56% and 0.57%, respectively, for the year ended December 31, 2001 and 4.84% and (2.00)%, respectively, for the period ended December 31, 2000.


(f)   Not annualized.




                                      F21

Financial Highlights

                                                SP Strategic Partners Focused Growth Portfolio
                                        ----------------------------------------------------------
                                                         Class I                         Class II
                                        --------------------------------------     --------------------
                                                             September 22, 2000(a) January 12, 2001(b)
                                             Year Ended             through              through
                                        December 31, 2001(h)   December 31, 2000   December 31, 2001(h)
                                        -------------------- --------------------- --------------------
Per Share Operating Performance:
Net Asset Value, beginning of period...       $  7.94               $ 10.00              $  8.43
                                              -------               -------              -------
Income From Investment Operations:
Net investment income (loss)...........         (0.01)                   --(g)             (0.03)
Net realized and unrealized losses on
 investments...........................         (1.20)                (2.06)               (1.70)
                                              -------               -------              -------
   Total from investment operations....         (1.21)                (2.06)               (1.73)
                                              -------               -------              -------
Less Distributions:
Dividends from net investment income(g)            --                    --                   --
                                              -------               -------              -------
Net Asset Value, end of period.........       $  6.73               $  7.94              $  6.70
                                              =======               =======              =======
Total Investment Return(c).............        (15.32)%              (20.47)%             (20.80)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)       $   7.7               $   5.9              $   2.0
Ratios to average net assets:(e)
 Expenses..............................          1.01%                 1.01%(d)             1.41%(d)
 Net investment income (loss)..........         (0.16)%                0.18%(d)            (0.58)%(d)
Portfolio turnover rate................           116%                   37%(f)              116%(f)


(a) Commencement of offering of Class I shares.

(b) Commencement of offering of Class II shares.


(c) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.


(d) Annualized.


(e) Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been
   2.61% and (1.76)%, respectively, for Class I and 3.01% and (2.18)%, respectively, for Class II for the period ended December 31, 2001 and 3.88%
     and (2.69)%, respectively, for Class I for the period ended December 31, 2000.


(f) Not annualized.

(g) Less than $0.005 per share.


(h) Calculated based upon weighted average shares outstanding during the period.





                                      F22

For more information

Additional information about the Fund and each Portfolio can be obtained upon request without charge and can be found in the following documents:

Statement of Additional Information (SAI)

(incorporated by reference into this prospectus)

Annual Report

(including a discussion of market conditions and strategies that significantly affected the Portfolios' performance during the previous year)

Semi-Annual Report

To obtain these documents or to ask any questions about the Fund:

   Call toll-free (800) 778-2255


   Write to The Prudential Series Fund, Inc., Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102


You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:                                   In Person:

Securities and Exchange Commission         Public Reference Room
Public Reference Section                   in Washington, DC
Washington, DC 20549-0102                  (For hours of operation, call 1-202-942-8090)

By Electronic Request:                     Via the Internet:
                                           on the EDGAR Database at
publicinfo@sec.gov                         http://www.sec.gov
(The SEC charges a fee to copy documents.)
                                           SEC File No. 811-03623

--------------------------------------------------------------------------------

             LOGO
            The Prudential Insurance Company of America  PRESORTED
            751 Broad Street                              STANDARD
            Newark, NJ 07102-3777                       U.S. POSTAGE
                                                            PAID
                                                        PERMIT 8048
                                                           NY, NY

PSF1

STATEMENT OF ADDITIONAL INFORMATION


MAY 1, 2002


THE PRUDENTIAL
SERIES FUND, INC.


The Prudential Series Fund, Inc. (the Fund) is a diversified, open-end management investment company (commonly known as a mutual fund) that is intended to provide a range of investment alternatives through its 36 separate Portfolios, each of which is, for investment purposes, in effect a separate fund (the Portfolios).


The Fund offers two classes of shares of each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America (Prudential) and its affiliated insurers as investment options under variable life insurance and variable annuity contracts. Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of contracts (collectively with the Prudential contracts, the Contracts). These separate accounts invest in shares of the Fund through subaccounts that correspond to the Portfolios. The separate accounts will redeem shares of the Fund to the extent necessary to provide benefits under the Contracts or for such other purposes as may be consistent with the Contracts.

Not every Portfolio is available under each Contract. The prospectus for each Contract lists the Portfolios currently available under that particular Contract.


In order to sell shares to both Prudential and non-Prudential insurance companies, the Fund has obtained an exemptive order (the Order) from the SEC. The Fund and its Portfolios are managed in compliance with the terms and conditions of that Order. This statement of additional information is not a prospectus and should be read in conjunction with the Fund's prospectus dated May 1, 2002, which is available without charge upon written request to The Prudential Series Fund, Inc., Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 or by telephoning (800) 778-2255. The Fund's audited financial statements for the fiscal year ended December 31, 2001 are incorporated in this statement of additional information by reference to the Fund's 2001 annual report (file no. 811-03623). You may obtain a copy of the Fund's annual report at no charge by request to the Fund, at the address or telephone number noted below.


                       The Prudential Series Fund, Inc.



       Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102

                           Telephone: (800) 778-2255

PSF2

                                   CONTENTS


                                                                         Page
                                                                         ----
  INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS..................  B-1
     General............................................................  B-1
     Convertible Securities.............................................  B-1
     Warrants...........................................................  B-1
     Foreign Securities.................................................  B-2
     Options on Stock and Debt Securities...............................  B-2
     Options on Stock Indexes...........................................  B-5
     Options on Foreign Currencies......................................  B-7
     Futures Contracts and Options on Futures Contracts.................  B-8
     Forward Foreign Currency Exchange Contracts........................  B-9
     Swap Agreements.................................................... B-11
     Loans.............................................................. B-11
     Reverse Repurchase Agreements and Dollar Rolls..................... B-12
     When-Issued and Delayed Delivery Securities........................ B-13
     Short Sales........................................................ B-13
     Loans of Portfolio Securities...................................... B-13
     Illiquid Securities................................................ B-14
     Further Information about the Zero Coupon Bond Portfolio 2005...... B-14
     U.S. Government Securities......................................... B-16
     Brady Bonds........................................................ B-19
     Risk Factors Relating to Junk Bonds................................ B-19
     Other Investment Practices of the SP Large Cap Value and SP
       Small/Mid-Cap Value Portfolios................................... B-20

  INVESTMENT RESTRICTIONS............................................... B-23

  INVESTMENT MANAGEMENT AND DISTRIBUTION ARRANGEMENTS................... B-30
     Investment Management Arrangements................................. B-30
     Distribution Arrangements.......................................... B-40
     Codes of Ethics.................................................... B-41

  OTHER INFORMATION CONCERNING THE FUND................................. B-42
     Incorporation and Authorized Stock................................. B-43
     Portfolio Transactions and Brokerage............................... B-43
     Taxation of the Fund............................................... B-48
     Custodian and Transfer Agent....................................... B-48
     Experts............................................................ B-48
     Licenses........................................................... B-48

  MANAGEMENT OF THE FUND................................................ B-50

  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES................... B-58

  FUND PERFORMANCE...................................................... B-62

  CALCULATION OF YIELD.................................................. B-63

  FINANCIAL STATEMENTS.................................................. B-64

  APPENDIX: DEBT RATINGS

             INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS

I. General


  This Statement of Additional Information provides information about the Fund, which consists of 36 separate portfolios--the Conservative Balanced Portfolio, Diversified Bond Portfolio, Diversified Conservative Growth Portfolio, Equity Portfolio, Flexible Managed Portfolio, Global Portfolio, Government Income Portfolio, High Yield Bond Portfolio, Money Market Portfolio, Natural Resources Portfolio, Jennison Portfolio, Jennison 20/20 Focus Portfolio, Value Portfolio, Small Capitalization Stock Portfolio, SP Aggressive Growth Asset Allocation Portfolio, SP AIM Aggressive Growth Portfolio, SP AIM Core Equity Portfolio, SP Alliance Large Cap Growth Portfolio, SP Alliance Technology Portfolio, SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, SP Davis Value Portfolio, SP Deutsche International Equity Portfolio, SP Growth Asset Allocation Portfolio, SP INVESCO Small Company Growth Portfolio, SP Jennison International Growth Portfolio, SP Large Cap Value Portfolio, SP MFS Capital Opportunities Portfolio, SP MFS Mid-Cap Growth Portfolio, SP PIMCO High Yield Portfolio, SP PIMCO Total Return Portfolio, SP Prudential U.S. Emerging Growth Portfolio, SP Small/Mid-Cap Value Portfolio, SP Strategic Partners Focused Growth Portfolio, Stock Index Portfolio, and Zero Coupon Bond Portfolio 2005. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available under that particular Contract. The Portfolios are managed by Prudential Investments LLC (PI) as discussed under INVESTMENT MANAGEMENT AND DISTRIBUTION ARRANGEMENTS.



  Each of the Portfolios has a different investment objective. For this reason, each Portfolio will have different investment results and be subject to different financial and market risks. As discussed in the prospectus, several of the Portfolios may invest in money market instruments and comparable securities as part of assuming a temporary defensive position.


  The investment objectives of the Portfolios can be found under RISK/RETURN SUMMARY and HOW THE PORTFOLIOS INVEST in the prospectus.

  A detailed discussion of the type of investment instruments in which the Portfolios may invest follows.

II. Convertible Securities

  A convertible security is a debt security--for example, a bond--that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the issuer's common stock but lower than the rate on the issuer's debt obligations. At the same time, they offer--through their conversion mechanism--the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

III. Warrants

  Certain Portfolios may invest in warrants on common stocks. A warrant is a right to buy a number of shares of stock at a specified price during a specified period of time. The risk associated with warrants is that the market price of the underlying stock will stay below the exercise price of the warrant during the exercise period. If this occurs, the warrant becomes worthless and the investor loses the money he or she paid for the warrant.

  From time to time, certain fixed-income Portfolios may invest in debt securities that are offered together with warrants but only when the debt security meets the Portfolio's investment criteria and the value of the warrant is relatively very small. If the warrant later becomes valuable, it may be sold or exercised.

IV. Foreign Securities


  Certain portfolios may invest in common stock and convertible securities denominated in a foreign currency and issued by foreign or domestic issuers. Certain portfolios may invest in foreign debt securities, which may be denominated either in U.S. dollars or foreign currencies, and which may be issued by either foreign or domestic issuers.



  American Depositary Receipts (ADRs) are not considered "foreign securities" for purposes of the percentage limitations set forth in the prospectus. ADRs are U.S. dollar-denominated certificates issued by a U.S. bank or trust company. ADRs represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank and traded on a U.S. exchange or in the over-the-counter (OTC) market. Investment in ADRs has certain advantages over direct investments in the underlying foreign securities because they are easily transferable, have readily available market quotations, and the foreign issuers are usually subject to comparable auditing, accounting and financial reporting standards as U.S. issuers.


  Foreign securities (including ADRs) involve certain risks, which should be considered carefully by an investor. These risks include political or economic instability in the country of an issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and, in the case of securities not denominated in U.S. currency, the risk of currency fluctuations. Foreign securities may be subject to greater movement in price than U.S. securities and under certain market conditions, may be less liquid than U.S securities. In addition, there may be less publicly available information about a foreign company than a U.S company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the U.S., and, with respect to certain foreign countries, there is a possibility of expropriations, confiscatory taxation or diplomatic developments which could affect investment in those countries. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for a Portfolio to obtain or enforce a judgment against the issuers of such securities.

  If a security is denominated in a foreign currency, it may be affected by changes in currency rates and in exchange control regulations, and costs may be incurred in connection with conversions between currencies. The Portfolios that may invest in foreign securities may enter into forward foreign currency exchange contracts for the purchase or sale of foreign currency for hedging purposes, including: locking in the U.S. dollar price equivalent of interest or dividends to be paid on such securities which are held by a Portfolio; and protecting the U.S. dollar value of such securities which are held by the Portfolio. A Portfolio will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency. In addition, the Portfolios may, for hedging purposes, enter into certain transactions involving options on foreign currencies, foreign currency futures contracts and options on foreign currency futures contracts.





V. Options on Stock and Debt Securities

A. Options on Stock

  Certain Portfolios may purchase and "write" (that is, sell) put and call options on equity securities that are traded on securities exchanges, listed on the National Association of Securities Dealers Automated Quotation System (NASDAQ), or privately negotiated with broker-dealers (OTC equity options).

  A call option is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option.

  A put option is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium.

  The Portfolios will write only "covered" options on stocks. A call option is covered if:

      (1) the Portfolio owns the security underlying the option;

      (2) the Portfolio has an absolute right to acquire the security immediately;

      (3) the Portfolio has a call on the same security that underlies the option which has an exercise price equal to or less than the exercise price of the covered option (or, if the exercise price is greater, the Portfolio sets aside in a segregated account liquid assets that are equal to the difference).

  A put option is covered if:

      (1) the Portfolio sets aside in a segregated account liquid assets that are equal to or greater than the exercise price of the option;

      (2) the Portfolio holds a put on the same security that underlies the option which has an exercise price equal to or greater than the exercise price of the covered option (or, if the exercise price is less, the Portfolio sets aside in a segregated account liquid assets that are equal to the difference).

  Certain Portfolios can also purchase "protective puts" on equity securities. These are acquired to protect a Portfolio's security from a decline in market value. In a protective put, a Portfolio has the right to sell the underlying security at the exercise price, regardless of how much the underlying security may decline in value. In exchange for this right, the Portfolio pays the put seller a premium.


  The Portfolios may use options for both hedging and investment purposes. The Portfolios may purchase equity securities that have a put or call option provided by the issuer.


B. Options on Debt Securities


  Certain Portfolios may purchase and sell put and call options on debt securities, including U.S. government debt securities, that are traded on a U.S. securities exchange or privately negotiated with primary U.S. government securities dealers that are recognized by the Federal Reserve Bank of New York (OTC debt options).


  Options on debt securities are similar to stock options (see above) except that the option holder has the right to acquire or sell a debt security rather than an equity security.

  The Portfolios will write only covered options. Options on debt securities are covered in much the same way as options on equity securities. One exception is in the case of call options on U.S. Treasury Bills. With these options, a Portfolio might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value that matches the option contract amount and a maturity date that is no later than the maturity date of the securities underlying the option.

  The above Portfolios may also write straddles--which are simply combinations of a call and a put written on the same security at the same strike price and maturity date. When a Portfolio writes a straddle, the same security is used to "cover" both the put and the call. If the price of the underlying security is below the strike price of the put, the Portfolio will set aside liquid assets as additional cover equal to the difference. A Portfolio will not use more than 5% of its net assets as cover for straddles.

  The above Portfolios may also purchase protective puts to try to protect the value of one of the securities it owns against a decline in market value, as well as putable and callable debt securities.

C. Risks of Transactions in Options on Equity and Debt Securities

  A Portfolio's use of options on equity or debt securities is subject to certain special risks, in addition to the risk that the market value of the security will move opposite to the Portfolio's option position. An exchange-traded option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although the Portfolios will generally purchase or write only those exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Portfolio would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If a Portfolio, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

  Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not be adequate at all times to handle the trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.


  The purchase and sale of OTC options will also be subject to certain risks. Unlike exchange-traded options, OTC options generally do not have a continuous liquid market. Consequently, a Portfolio will generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when a Portfolio writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote the OTC option. While the Portfolios will seek to enter into OTC options only with dealers who agree to enter into closing transactions with the Portfolio, there can be no assurance that a Portfolio will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the other party, a Portfolio may be unable to liquidate an OTC option. PI monitors the creditworthiness of dealers with whom the Portfolios enter into OTC option transactions under the Board of Directors' general supervision.

VI. Options on Stock Indexes

A. Stock Index Options

  Certain Portfolios may purchase and sell put and call options on stock indexes that are traded on securities exchanges, listed on NASDAQ or that are privately-negotiated with broker-dealers (OTC options).

  Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier". Unlike stock options, stock index options are always settled in cash and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

  A Portfolio will only sell or "write" covered options on stock indexes. A call option is covered if the Portfolio holds stocks at least equal to the value of the index times the multiplier times the number of contracts (the Option Value). When a Portfolio writes a call option on a broadly based stock market index, the Portfolio will set aside cash, cash equivalents or "qualified securities" (defined below). The value of the assets to be segregated cannot be less than 100% of the Option Value as of the time the option is written.

  If a Portfolio has written an option on an industry or market segment index, it must set aside at least five "qualified securities," all of which are stocks of issuers in that market segment, with a market value at the time the option is written of not less than 100% of the Option Value. The qualified securities will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Portfolio's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so set aside in the case of broadly based stock market index options or 25% of such amount in the case of options on a market segment index. If at the close of business on any day the market value of the qualified securities falls below 100% of the Option Value as of that date, the Portfolio will set aside an amount in liquid unencumbered assets equal in value to the difference. In addition, when a Portfolio writes a call on an index which is "in-the-money" at the time the option is written--that is, the index's value is above the strike price--the Portfolio will set aside liquid unencumbered assets equal to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount so set aside may be applied to the Portfolio's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current Option Value. A "qualified security" is an equity security which is listed on a securities exchange or listed on NASDAQ against which the Portfolio has not written a stock call option and which has not been hedged by the Portfolio by the sale of stock index futures. However, the Portfolio will not be subject to the requirement described in this paragraph if it holds a call on the same index as the call written and the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Portfolio in liquid unencumbered assets in a segregated account with its custodian.

  A put index option is covered if: (1) the Portfolio sets aside in a segregated account liquid unencumbered assets of a value equal to the strike price times the multiplier times the number of contracts; or (2) the Portfolio holds a put on the same index as the put written where the strike price of the put held is equal to or greater than the strike price of the put written or less than the strike price of the put written if the difference is maintained by the Portfolio in liquid unencumbered assets in a segregated account.

B. Risks of Transactions in Options on Stock Indexes

  A Portfolio's purchase and sale of options on stock indexes has the same risks as stock options described in the previous section. In addition, the distinctive characteristics of options on indexes create special risks. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, a Portfolio would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Portfolio. It is the policy of the Portfolios to purchase or write options only on stock indexes which include a number of stocks sufficient to minimize the likelihood of a trading halt in options on the index.

  The ability to establish and close out positions on stock index options are subject to the existence of a liquid secondary market. A Portfolio will not purchase or sell any index option contract unless and until, in the portfolio manager's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.

  There are certain additional risks associated with writing calls on stock indexes. Because exercises of index options are settled in cash, a call writer such as a Portfolio cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot precisely provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, the Portfolios will follow the "cover" procedures described above.

  Price movements of a Portfolio's equity securities probably will not correlate precisely with movements in the level of the index. Therefore, in writing a call on a stock index a Portfolio bears the risk that the price of the securities held by the Portfolio may not increase as much as the index. In that case, the Portfolio would bear a loss on the call which may not be completely offset by movement in the price of the Portfolio's equity securities. It is also possible that the index may rise when the Portfolio's securities do not rise in value. If this occurred, the Portfolio would experience a loss on the call which is not offset by an increase in the value of its securities and might also experience a loss in its securities. However, because the value of a diversified securities portfolio will, over time, tend to move in the same direction as the market, movements in the value of a Portfolio's securities in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

  When a Portfolio has written a stock index call, there is also a risk that the market may decline between the time the Portfolio has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Portfolio is able to sell stocks in its portfolio. As with stock options, a Portfolio will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Portfolio would be able to deliver the underlying securities in settlement, the Portfolio may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with options in stock indexes than with stock options. For example, even if an index call which a Portfolio has written is "covered" by an index call held by the Portfolio with the same strike price, the Portfolio will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Portfolio exercises the call it holds or the time the Portfolio sells the call which in either case would occur no earlier than the day following the day the exercise notice was filed.

  There are also certain special risks involved in purchasing put and call options on stock indexes. If a Portfolio holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Portfolio will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Portfolio may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

VII. Options on Foreign Currencies

A. Options on Foreign Currency

  Certain Portfolios may purchase and write put and call options on foreign currencies traded on U.S. or foreign securities exchanges or boards of trade for hedging purposes in a manner similar to that in which forward foreign currency exchange contracts and futures contracts on foreign currencies are employed (see below).

  Options on foreign currencies are similar to options on stocks, except that the option holder has the right to take or make delivery of a specified amount of foreign currency rather than stock.

  A Portfolio may purchase and write options to hedge its securities denominated in foreign currencies. If the U.S. dollar increases in value relative to a foreign currency in which the Portfolio's securities are denominated, the value of those securities will decline in U.S. dollar terms. To hedge against a decline of a foreign currency a Portfolio may purchase put options on that foreign currency. If the value of the foreign currency declines, the gain realized on the put option would offset, at least in part, the decline in the value of the Portfolio's holdings denominated in that foreign currency. Alternatively, a Portfolio may write a call option on a foreign currency. If the foreign currency declines, the option would not be exercised and the decline in the value of the Portfolio's securities denominated in that foreign currency would be offset in part by the premium the Portfolio received for the option.

  If on the other hand, the portfolio manager anticipates purchasing a foreign security and also anticipates a rise in the foreign currency in which it is denominated, the Portfolio may purchase call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of adverse movements of the exchange rates. Alternatively, the Portfolio could write a put option on the currency and, if the exchange rates move as anticipated, the option would expire unexercised.

B. Risks of Transactions in Options on Foreign Currency

  A Portfolio's successful use of currency exchange options on foreign currencies depends upon the portfolio manager's ability to predict the direction of the currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally. For instance, if the currency being hedged has moved in a favorable direction, the corresponding appreciation of the Portfolio's securities denominated in such currency would be partially offset by the premiums paid on the options. If the currency exchange rate does not change, the Portfolio's net income would be less than if the Portfolio had not hedged since there are costs associated with options.

  The use of these options is subject to various additional risks. The correlation between the movements in the price of options and the price of the currencies being hedged is imperfect. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not market risk. A Portfolio's ability to establish and maintain positions will depend on market liquidity. The ability of the Portfolio to close out an option depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular option at any particular time.

  Because there are two currencies involved, developments in either or both countries can affect the values of options on foreign currencies. In addition, the quantities of currency underlying option contracts represent odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

VIII. Futures Contracts and Options on Futures Contracts

A. Futures and Options on Futures

  Certain Portfolios may purchase and sell stock index futures contracts.

  A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.


  Certain Portfolios may, to the extent permitted by applicable regulations, purchase and sell futures contracts on interest-bearing securities, interest rate indexes or interest rate swaps. Certain Portfolios may, to the extent permitted by applicable regulations, purchase and sell futures contracts on debt securities, aggregates of debt securities, and U.S. government securities. As discussed in the Prospectus, certain Portfolios also may invest in this type of security.


  Certain Portfolios may purchase and sell futures contracts on foreign currencies. As discussed in the Prospectus, certain Portfolios also may invest in this type of security.


  When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index, interest rate or interest rate swap increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index, interest rate or interest rate swap may decrease, in which case the buyer would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day.



  The Portfolios may purchase or sell futures contracts without limit for bona fide hedging purposes within the meaning of the regulations of the Commodity Futures Trading Commission. This would be the case, for example, if a portfolio manager is using a futures contract to reduce the risk of a particular position on a security. The above Portfolios can also purchase or sell futures contract for non-hedging purposes provided the initial margins and premiums associated with the contracts do not exceed 5% of the fair market value of the Portfolio's assets, taking into account unrealized profits or unrealized losses on any such futures. This would be the case if a portfolio manager uses futures for investment purposes, to increase income or to adjust the Portfolio's asset mix.


B. Additional Information Regarding the Use of Futures and Options by the Stock Index and Small Capitalization Stock Portfolios

  As explained in the prospectus, the Stock Index Portfolio seeks to duplicate the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) and the Small Capitalization Stock Portfolio seeks to duplicate the performance of the Standard & Poor's Small Capitalization Stock Index (S&P SmallCap Index). The Portfolios will be as fully invested in the S&P Indexes' stocks as is feasible in light of cash flow patterns and the cash requirements for efficiently investing in a unit of the basket of stocks comprising the S&P 500 and S&P SmallCap Indexes, respectively. When the Portfolios do have short-term investments, they may purchase stock index futures contracts in an effort to have the Portfolio better follow the performance of a fully invested portfolio. When a Portfolio purchases stock index futures contracts, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Portfolio's custodian and/or in a margin account with a broker to collateralize the position and thereby ensure that the use of futures is unleveraged.

  As an alternative to the purchase of a stock index futures contract, a Portfolio may construct synthetic positions involving options on stock indexes and options on stock index futures that are equivalent to such a long futures position. In particular, a Portfolio may utilize "put/call combinations" as synthetic long stock index futures positions. A put/call combination is the purchase of a call and the sale of a put at the same time with the same strike price and maturity. It is equivalent to a forward position and, if settled every day, is equivalent to a long futures position. When constructing put/call combinations, the Portfolio will set aside cash or cash equivalents in a segregated account equal to the market value of the Portfolio's forward position to collateralize the position and ensure that it is unleveraged.

C. Risks of Transactions In Futures Contracts

  There are several risks associated with a Portfolio's use of futures contracts. When used for investment purposes (that is, non-hedging purposes), successful use of futures contracts, like successful investment in securities, depends on the ability of the portfolio manager to predict correctly movements in the relevant markets, interest rates and/or currency exchange rates. When used for hedging purposes, there is a risk of imperfect correlation between movements in the price of the futures contract and the price of the securities or currency that are the subject of the hedge. In the case of futures contracts on stock or interest rate indexes, the correlation between the price of the futures contract and movements in the index might not be perfect. To compensate for differences in volatility, a Portfolio could purchase or sell futures contracts with a greater or lesser value than the securities or currency it wished to hedge or purchase. Other risks apply to use for both hedging and investment purposes. Temporary price distortions in the futures market could be caused by a variety of factors. Further, the ability of a Portfolio to close out a futures position depends on a liquid secondary market. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract at any particular time.

  The hours of trading of futures contracts may not conform to the hours during which a Portfolio may trade the underlying securities and/or currency. To the extent that the futures markets close before the securities or currency markets, significant price and rate movements can take place in the securities and/or currency markets that cannot be reflected in the futures markets.

D. Risks of Transactions in Options on Futures Contracts

  Options on futures contracts are subject to risks similar to those described above with respect to options on securities, options on stock indexes, and futures contracts. These risks include the risk that the portfolio manager may not correctly predict changes in the market, the risk of imperfect correlation between the option and the securities being hedged, and the risk that there might not be a liquid secondary market for the option. There is also the risk of imperfect correlation between the option and the underlying futures contract. If there were no liquid secondary market for a particular option on a futures contract, a Portfolio might have to exercise an option it held in order to realize any profit and might continue to be obligated under an option it had written until the option expired or was exercised. If the Portfolio were unable to close out an option it had written on a futures contract, it would continue to be required to maintain initial margin and make variation margin payments with respect to the option position until the option expired or was exercised against the Portfolio.

IX. Forward Foreign Currency Exchange Contracts

  Certain Portfolios may enter into foreign currency exchange contracts to protect the value of their foreign holdings against future changes in the level of currency exchange rates.

  When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the

Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

  Additionally, when a portfolio manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Portfolio may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The above Portfolios will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate a Portfolio to deliver an amount of foreign currency in excess of the value of the securities or other assets denominated in that currency held by the Portfolio. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Portfolios believe that it is important to have the flexibility to enter into such forward contracts when it is determined that the best interests of the Portfolios will thereby be served.

  The Portfolios generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

  It is impossible to forecast with absolute precision the market value of a particular security at the expiration of the contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

  If a Portfolio retains the security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. If forward prices increase, the Portfolio will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

  The above Portfolios' dealing in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Portfolios are not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of a Portfolio's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

  Although the Portfolios value their assets daily in terms of U.S. dollars, they do not intend physically to convert their holdings of foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.


X. Swap Agreements




  Certain Portfolios may use interest rate swaps subject to the limitations set forth in the prospectus.

  Interest rate swaps, in their most basic form, involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest. For example, a Portfolio might exchange its right to receive certain floating rate payments in exchange for another party's right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different indexes or rates, even if the parties do not own the underlying instruments. Despite their differences in form, the function of interest rate swaps is generally the same--to increase or decrease a Portfolio's exposure to long or short-term interest rates. For example, a Portfolio may enter into a swap transaction to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date.

  The use of swap agreements is subject to certain risks. As with options and futures, if the portfolio manager's prediction of interest rate movements is incorrect, the Portfolio's total return will be less than if the Portfolio had not used swaps. In addition, if the counterparty's creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Portfolio could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.


  Certain Portfolios may also enter into other types of swap agreements pursuant to which the parties agree to exchange streams of payments based on other benchmarks besides interest rates, such as a stock market index, a particular stock, or currencies.


  Each of the Portfolios will set aside liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a Portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Portfolio's accrued obligations under the swap agreement over the accrued amount the Portfolio is entitled to receive under the agreement. If a Portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Portfolio's accrued obligations under the agreement.


XI. Loans





  Certain Portfolios may invest in fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolios may acquire interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution).



  The purchaser of an assignment of an interest in a loan typically succeeds to all the rights and obligations of the assigning selling institution and becomes a lender under the loan agreement with respect to that loan. Assignments are, however, arranged through private negotiations between assignees and assignors, and in certain cases the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning selling institution. Assignments are sold strictly without recourse to the selling institutions, and the selling institutions will generally make no representations or warranties about the underlying loan, the borrowers, the documentation of the loans or any collateral securing the loans.



  In the typical loan participation, the Portfolio will have a contractual relationship with the lender but not the borrower. This means that the Portfolio will not have any right to enforce the borrower's compliance with the terms of the loan and may not benefit directly from any collateral supporting the loan. As a result, the Portfolio will assume the credit risk of both the borrower and the lender. In the event of the lender's insolvency, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.



  Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy may never pay off their indebtedness, or may pay only a small fraction of the amount owed.



  Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct assignment of a loan may also involve a risk of insolvency of the lending bank or other intermediary.



  A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.



  Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.


XII. Reverse Repurchase Agreements and Dollar Rolls

  Certain Portfolios may use up to 30% of their net assets for reverse repurchase agreements and dollar rolls. The Money Market Portfolio and the money market portion of any Portfolio may use up to 10% of its net assets for reverse repurchase agreements.



  In a reverse repurchase transaction, a Portfolio sells one of its securities and agrees to repurchase the same security at a set price on a specified date. During the time the security is held by the other party, the Portfolio will often continue to receive principal and interest payments on the security. The terms of the reverse repurchase agreement reflect a rate of interest for use of the money received by the Portfolio and thus, is similar to borrowing.

  Dollar rolls involve the sale by the Portfolio of one of its securities for delivery in the current month and a contract to repurchase substantially similar securities (for example, with the same coupon) from the other party on a specified date in the future at a specified amount. During the roll period, a Portfolio does not receive any principal or interest earned on the security. The Portfolio realizes a profit to the extent the current sale price is more than the price specified for the future purchase, plus any interest earned on the cash paid to the Portfolio on the initial sale.

  A Portfolio participating in reverse repurchase or dollar roll transactions will set aside liquid assets in a segregated account which equal in value the Portfolio's obligations under the reverse repurchase agreement or dollar roll, respectively.

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

  Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by a Portfolio may decline below the price of the securities it has sold but is obligated to repurchase under the agreement. If the other party in a reverse purchase or dollar roll transaction becomes insolvent, a Portfolio's use of the proceeds of the agreement may be restricted pending a determination by a third party of whether to enforce the Portfolio's obligation to repurchase.

XIII. When-issued and Delayed Delivery Securities

  The Portfolios may purchase or sell securities on a when-issued or delayed delivery basis.

  Purchasing a security on a when-issued or delayed delivery basis means that the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater to such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

XIV. Short Sales

  Certain Portfolios may enter into short sales. Portfolios also may invest in this type of security.

  In a short sale, a Portfolio sells a security it does not own in anticipation of a decline in the market value of those securities. To complete the transaction, the Portfolio will borrow the security to make delivery to the buyer. The Portfolio is then obligated to replace the security it borrowed by purchasing it at the market price at the time of replacement. The price at that time may be more or less than the price at which the Portfolio sold it. Until the security is replaced, the Portfolio is required to pay to the lender any interest which accrues during the period of the loan. To borrow the security, the Portfolio may be required to pay a fee which would increase the cost of the security sold.

  Until a Portfolio replaces a borrowed security used in a short sale, it will set aside liquid assets in a segregated account equal to the current market value of the security sold short or otherwise cover the short position. No more than 25% of any Portfolio's net assets (5% of total assets for the Small Capitalization Stock and Stock Index Portfolios) will be, when added together:
(1) deposited as collateral for the obligation to replace securities borrowed in connection with short sales and (2) segregated in accounts in connection with short sales.

  A Portfolio incurs a loss in a short sale if the price of the security increases between the date of the short sale and the date the Portfolio replaces the borrowed security. On the other hand, a Portfolio will realize gain if the security's price decreases between the date of the short sale and the date the security is replaced.

XV. Loans of Portfolio Securities

  All of the Portfolios except the Money Market Portfolio may lend the securities they hold to broker-dealers, qualified banks and certain institutional investors. All securities loans will be made pursuant to a written agreement and continuously secured by collateral in the form of cash, U.S. Government securities or irrevocable standby letters of credit in an amount equal or greater than the market value of the loaned securities plus the accrued interest and dividends. While a security is loaned, the Portfolio will continue to receive the interest and dividends on the loaned security while also receiving a fee from the borrower or earning interest on the investment of the cash collateral. Upon termination of the loan, the borrower will return to the Portfolio a security identical to the loaned security. The Portfolio generally will not have the right to vote a security that is on loan, but would be able to terminate the loan and retain the right to vote if that were considered important with respect to the investment.

  The primary risk in lending securities is that the borrower may become insolvent on a day on which the loaned security is rapidly advancing in price. In this event, if the borrower fails to return the loaned security, the existing collateral might be insufficient to purchase back the full amount of the security loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage but the Portfolio would be an unsecured creditor with respect to any shortfall and might not be able to recover all or any of it. However, this risk can be decreased by the careful selection of borrowers and securities to be lent.


  None of the Portfolios will lend securities to entities affiliated with Prudential Financial, Inc.


XVI. Illiquid Securities

  Each Portfolio, other than the Money Market Portfolio, may hold up to 15% of its net assets in illiquid securities. The Money Market Portfolio may hold up to 10% of its net assets in illiquid securities. Securities are "illiquid" if they cannot be sold in the ordinary course of business within seven days at approximately the value at which the Portfolio has them valued. Repurchase agreements with a maturity of greater than seven days are considered illiquid.

  The Portfolios may purchase securities which are not registered under the Securities Act of 1933 but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act. These securities will not be considered illiquid so long as it is determined by the investment adviser, acting under guidelines approved and monitored by the Board of Directors, that an adequate trading market exists for that security. In making that determination, the investment adviser will consider, among other relevant factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades. A Portfolio's treatment of Rule 144A securities as liquid could have the effect of increasing the level of portfolio illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. In addition, the investment adviser, acting under guidelines approved and monitored by the Board of Directors, may conditionally determine, for purposes of the 15% test, that certain commercial paper issued in reliance on the exemption from registration in Section 4(2) of the Securities Act of 1933 will not be considered illiquid, whether or not it may be resold under Rule 144A. To make that determination, the following conditions must be met:
(1) the security must not be traded flat or in default as to principal or interest; (2) the security must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs"), or if only one NRSRO rates the security, by that NRSRO (if the security is unrated, the investment adviser must determine that the security is of equivalent quality); and (3) the investment adviser must consider the trading market for the specific security, taking into account all relevant factors. The investment adviser will continue to monitor the liquidity of any Rule 144A security or any Section 4(2) commercial paper which has been determined to be liquid and, if a security is no longer liquid because of changed conditions, the holdings of illiquid securities will be reviewed to determine if any steps are required to assure that the 15% test (10% for the Money Market Portfolio) continues to be satisfied.

XVII. Further Information about the Zero Coupon Bond Portfolio 2005

  As stated in the prospectus, the objective of Zero Coupon Bond Portfolio 2005 is to achieve the highest predictable compounded investment return for a specified period of time, consistent with the safety of invested capital. This discussion provides a more detailed explanation of the investment policies that will be employed to manage this Portfolio.

  If the Portfolio held only stripped securities that were obligations of the United States Government, maturing on the liquidation date, the compounded yield of the Portfolio from the date of initial investment until the liquidation date could be calculated arithmetically to a high degree of accuracy. By: (i) including stripped corporate obligations and interest bearing debt securities; (ii) including securities with maturity dates within 2 years of the liquidation date; and (iii) more actively managing the Portfolio, the accuracy of the predicted yield is reduced somewhat with the objective of achieving an increased yield. The reduction in accuracy is kept to an acceptably small amount, however, by an investment technique known as "immunization." By purchasing securities with maturity dates or with interest payment dates prior to the liquidation date, a risk is incurred that the payments received will not be able to be reinvested at interest rates as high as or higher than the yield initially predicted. This is known as "reinvestment risk." By including securities with maturity dates after the liquidation date, a risk is incurred that, because interest rates have increased, the market value of such securities will be lower than had been anticipated. This is known as "market risk." It is also possible, conversely, that payments received prior to the liquidation date can be reinvested at higher rates than the predicted yield and that the value of unmatured securities on the liquidation date will be greater than anticipated. Reinvestment risk and market risk are thus reciprocal in that any change in the general level of interest rates has an opposite effect on the two classes of securities described above.

  The Portfolio's investment adviser seeks to balance these risks by making use of the concept of "duration." A bond's duration is the average weighted period of time until receipt of all scheduled cash payments under the bond (whether principal or interest), where the weights are the present value of the amounts to be received on each payment date. Unlike the concept of a bond's "term to maturity," therefore, duration takes into account both the amount and timing of a bond's interest payments, in addition to its maturity date and yield to maturity. The duration of a zero coupon bond is the product of the face amount of the bond and the time until maturity. As applied to a portfolio of bonds, a portfolio's "duration" is the average weighted period of time until receipt of all scheduled payments, whether principal or interest, from all bonds in the portfolio.

  When the Portfolio's duration is equal to the length of time remaining until its liquidation date, fluctuations in the amount of income accumulated by the Portfolio through reinvestment of coupon or principal payments received prior to the liquidation date (that is, fluctuations caused by reinvestment risk) will, over the period ending on the liquidation date, be approximately equal in magnitude to, but opposite in direction from, fluctuations in the market value on the liquidation date of the Portfolio's unmatured bonds (that is, fluctuations caused by market risk). By maintaining the Portfolio's duration within one year of the length of time remaining until its liquidation date, the investment adviser believes that the Portfolio's value on its liquidation date, and hence an investor's compounded investment return to that date, will largely be immunized against changes in the general level of interest rates. The success of this technique could be affected, however, by such factors as changes in the relationship between long-term and short-term interest rates and changes in the difference between the yield on corporate and Treasury securities.

  The investment adviser will also calculate a projected yield for the Portfolio. At the beginning of each week, after the net asset value of the Portfolio has been determined, the investment adviser will calculate the compounded annual yield that will result if all securities in the Portfolio are held until the liquidation date or, if earlier, until their maturity dates (with the proceeds reinvested until the liquidation date). This is the predicted yield for that date. It can also be expressed as the amount to which a premium of $10,000 is predicted to grow by the Portfolio's liquidation date. Both of these numbers will be furnished upon request. Unless there is a significant change in the general level of interest rates--in which case a recalculation will be made--the predicted yield is not likely to vary materially over the course of each week.

  As stated in the prospectus, as much as 30% of the Portfolio's assets may be invested in zero coupon debt securities issued by United States corporations or in high grade interest-bearing debt securities, provided that no more than 20% of the assets of the Portfolio may be invested in interest-bearing securities. The extent to which the Portfolio invests in interest-bearing securities may rise above 20% as the Portfolio moves closer to its liquidation date since both reinvestment risk and market risk become smaller as the period to the liquidation date decreases.

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XVIII. U.S. Government Securities

A. U.S. Treasury Securities

  Certain Portfolios may invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

B. Obligations Issued or Guaranteed by U.S. Government Agencies and Instrumentalities

  Certain Portfolios may invest in debt securities issued or guaranteed by agencies or instrumentalities of the U.S. government, including but not limited to, Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC) securities. Obligations of GNMA, the Farmers Home Administration and the Export-Import Bank are backed by the "full faith and credit" of the United States. In the case of securities not backed by the "full faith and credit" of the United States, a Portfolio must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Such securities include obligations issued by the Student Loan Marketing Association (SLMA), FNMA and FHLMC, each of which may borrow from the U.S. Treasury to meet its obligations, although the U.S. Treasury is under no obligation to lend to such entities.

  Obligations issued or guaranteed as to principal and interest by the U.S. Government may be acquired by a Portfolio in the form of U.S. Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are commonly referred to as Treasury Strips.

  Certain Portfolios may invest in component parts of U.S. government debt securities, namely either the corpus (principal) of such obligations or one or more of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of U.S. government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. Portfolios may also invest in custodial receipts held by a third party that are not U.S. government securities.

Special Considerations.

  U.S. government securities are considered among the most creditworthy of fixed-income investments. The yields available from U.S. government securities are generally lower than the yields available from corporate debt securities. The values of U.S. government securities (like those of fixed-income securities generally) will change as interest rates fluctuate.

  During periods of falling U.S. interest rates, the values of outstanding long-term U.S. government securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of those fluctuations will generally be greater for securities with longer maturities. Although changes in the value of U.S. government securities will not affect investment income from those securities, they will affect the net asset value (NAV) of a Portfolio.

  At a time when a Portfolio has written call options on a portion of its U.S. government securities, its ability to profit from declining interest rates will be limited. Any appreciation in the value of the securities held in the portfolio above the strike price would likely be partially or wholly offset by unrealized losses on call options written by a Portfolio. The termination of option positions under these conditions would generally result in the realization of capital losses, which would reduce the Portfolio's capital gains distributions. Accordingly, a Portfolio would generally seek to realize capital gains to offset realized losses by selling portfolio securities. In such circumstances, however, it is likely that the proceeds of such sales would be reinvested in lower yielding securities.

C. Mortgage-Related Securities Issued or Guaranteed by U.S. Government Agencies and Instrumentalities

  Certain Portfolios may invest in mortgage-backed securities and other derivative mortgage products, including those representing an undivided ownership interest in a pool of mortgages, e.g., GNMA, FNMA and FHLMC Certificates where the U.S. government or its agencies or instrumentalities guarantees the payment of interest and principal of these securities. However, these guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates nor do these guarantees extend to the yield or value of a Portfolio's shares. These certificates are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees.

  In addition to GNMA, FNMA or FHLMC certificates through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, certain Portfolios may also invest in certain mortgage pass-through securities issued by the U.S. government or its agencies and instrumentalities commonly referred to as mortgage-backed security strips or MBS strips. MBS strips are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yields to maturity on IOs and POs are sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected.

  Certain Portfolios will invest in both Adjustable Rate Mortgage Securities
(ARMs), which are pass-through mortgage securities collateralized by adjustable rate mortgages, and Fixed-Rate Mortgage Securities (FRMs), which are collateralized by fixed-rate mortgages.

FHLMC Securities.

  FHLMC presently issues two types of mortgage pass-through securities, mortgage participation certificates (PCs) and guaranteed mortgage certificates
(GMCs). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FHLMC guarantees timely monthly payment of interest on PCs and the stated principal amount.

Adjustable Rate Mortgage Securities.

  Generally, ARMs have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMs will experience increased rates of prepayment of principal. However, the major difference between ARMs and FRMs is that the interest rate and the rate of amortization of principal of ARMs can and do change in accordance with movements in a particular, pre-specified, published interest rate index. Because the interest rate on ARMs generally moves in the same direction as market interest rates, the market value of ARMs tends to be more stable than that of long-term fixed-rate securities.

Fixed-Rate Mortgage Securities.

  Certain Portfolios may invest in high-coupon fixed-rate mortgage securities. Such securities are collateralized by fixed-rate mortgages and tend to have high prepayment rates when the level of prevailing interest rates declines significantly below the interest rates on the mortgages. Thus, under those circumstances, the securities are generally less sensitive to interest rate movements than lower coupon FRMs.

Collateralized Mortgage Obligations.

  Collateralized mortgage obligations (CMOs) are debt instruments collateralized by GNMA, FNMA or FHLMC Certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as Mortgage Assets). Multi-class pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special-purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (REMIC). All future references to CMOs include REMICs and multi-class pass-through securities.

  In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways.

Special Considerations of Mortgage-Backed Securities.

  The underlying mortgages which collateralize the ARMs, CMOs and REMICs in which certain Portfolios may invest will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. In addition, because of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate.

  The market value of mortgage securities, like other U.S. government securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. However, mortgage securities, while having comparable risk of decline during periods of rising rates, usually have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline. In addition, to the extent such mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments generally will result in some loss of the holders' principal to the extent of the premium paid. On the other hand, if such mortgage securities are purchased at a discount, an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income which when distributed to shareholders will be taxable as ordinary income.

  Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid prepayment than their stated maturity date would indicate as a result of the pass-through of prepayments on the underlying mortgage obligations. During periods of declining interest rates, prepayments of mortgages underlying mortgage-backed securities can be expected to accelerate. When mortgage obligations are prepaid, a Portfolio reinvests the prepaid amounts in securities, the yields of which reflect interest rates prevailing at that time. Therefore, a Portfolio's ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium generally will result in capital losses. During periods of rising interest rates, the rate of prepayment mortgages underlying mortgage-backed securities can be expected to decline, extending the projected average maturity of the mortgage-backed securities. This maturity extension risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

XIX. Brady Bonds

  Certain Portfolios may invest in debt obligations commonly known as "Brady Bonds" which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the Brady Plan). Brady Bonds have been issued in connection with the restructuring of the bank loans, for example, of the governments of Mexico, Venezuela and Argentina.

  Brady Bonds have been issued only recently, and, accordingly, do not have a long repayment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market.

  Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which may have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to value recovery payments in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady
Bonds are often viewed as having three or four valuation components: (1) the collateralized repayment of principal at final maturity; (2) the collateralized interest payments; (3) the uncollateralized interest payments; and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the residual risk). In the event of a default with respect to collateralized Brady Bonds as a result of which payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds which will continue to be outstanding at the time the face amount of the collateral will equal the principal payments which would have been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

XX. Risk Factors Relating to Junk Bonds

  Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (that is, high yield or high risk) securities (commonly referred to as junk bonds) are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Portfolio's net asset value. The investment adviser considers both credit risk and market risk in making investment decisions for a Portfolio. Investors should carefully consider the relative risks of investing in high-yield securities and understand that such securities are not generally meant for short term investing.

  The investment adviser will perform its own investment analysis and will not rely principally on the ratings assigned by the rating services, although such ratings will be considered by the investment adviser. The investment adviser will consider, among other things, the financial history and condition, the prospects and the management of an issuer in selecting securities for a Portfolio.

  Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. During an economic downturn or recession, securities of highly leveraged issuers are more likely to default than securities of higher rated issuers. In addition to the risk of default, there are the related costs of recovery on defaulted issues. In addition, the secondary market for high-yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities and, from time to time, it may be more difficult to value high-yield securities than more highly rated securities. Under adverse market or economic conditions, the secondary market for high-yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's NAV.

  Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Portfolio may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If a Portfolio experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the debt portion of the Portfolio's portfolio and increasing the exposure of the Portfolio to the risks of high-yield securities.

  Ratings of fixed-income securities represent the rating agencies' opinions regarding their credit quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates. Since investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type in which a Portfolio may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities which fluctuate in response to the general level of interest rates.

XXI. Other Investment Practices of the SP Large Cap Value and SP Small/Mid-Cap Value Portfolios

  Borrowing. The SP Large Cap Value and SP Small/Mid-Cap Value Portfolios each may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If a Portfolio borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a Portfolio makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

  Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

  Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

  The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies. The SP Large Cap Value Portfolio, SP Small/Mid-Cap Value Portfolio, and certain other Portfolios may invest in indexed securities.

  Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a Portfolio supply additional cash to a borrower on demand.

  Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

  Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

  A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

  Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

  The SP Large Cap Value Portfolio and SP Small/Mid-Cap Value Portfolio each limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see each Portfolio's investment limitations). For purposes of these limitations, a Portfolio generally will treat the borrower as the "issuer" of indebtedness held by the Portfolio. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a Portfolio and the borrower, if the participation does not shift to the Portfolio the direct debtor-creditor relationship with the borrower, SEC interpretations require a Portfolio, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a Portfolio's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

  Preferred Stock is a class of equity or ownership in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

  Real Estate Investment Trusts. Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

  Restricted Securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a Portfolio. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

  Temporary Defensive Policies. The SP Large Cap Value Portfolio and SP Small/Mid Cap Value Portfolio each reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

                            INVESTMENT RESTRICTIONS

  Set forth below are certain investment restrictions applicable to the Portfolios. Restrictions 1, 4, and 7 through 9 are fundamental and may not be changed without shareholder approval as required by the 1940 Act. Restrictions 2, 3, 5, 6 and 10 are not fundamental and may be changed by the Board of Directors without shareholder approval.

  With respect to each Portfolio (other than the SP Large Cap Value and SP Small/Mid-Cap Value Portfolios), none of the Portfolios will:

    1. Buy or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Portfolios may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner. None of the Portfolios will buy or sell commodities or commodity contracts, except that a Portfolio may, consistent with its investment style, purchase and sell financial futures contracts and options thereon. For purposes of this restriction, futures contracts on currencies and on securities indicies and forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.

    2. No Portfolio will, except as part of a merger, consolidation, acquisition, or reorganization, invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company. Provided, however, that any Portfolio may invest in the securities of one or more investment companies to the extent permitted by any order of exemption granted by the United States Securities and Exchange Commission.


    3. Make short sales of securities or maintain a short position, except that the Diversified Bond, Diversified Conservative Growth, Jennison 20/20 Focus, High Yield Bond, Government Income, Conservative Balanced, Flexible Managed Portfolios and certain SP Portfolios may sell securities short up to 25% of their net assets (and the Small Capitalization Stock and Stock Index Portfolios may sell securities short up to 5% of their total assets) and except that the Portfolios (other than the Money Market and Zero Coupon Bond Portfolio 2005) may make short sales against the box. Collateral arrangements entered into with respect to options, futures contracts and forward contracts are not deemed to be short sales. Collateral arrangements entered into with respect to interest rate swap agreements are not deemed to be short sales.


    4. Purchase securities on margin (but a Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by a Portfolio of initial or maintenance margin in connection with otherwise permissible futures or options is not considered the purchase of a security on margin. None of the Portfolios will issue senior securities, borrow money or pledge assets, except as permitted by the Investment Company Act of 1940 and rules thereunder, or by exemptive order, SEC release, no-action letter, or similar relief or interpretations. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed-delivery basis, reverse repurchase agreements, short sales, derivative and hedging transactions and collateral arrangements with respect thereto, and obligations of the Fund to Directors pursuant to deferred compensation agreements are not deemed to be a pledge of assets or the issuance of a senior security.

    5. Enter into reverse repurchase agreements if, as a result, the Portfolio's obligations with respect to reverse repurchase agreements would exceed 10% of the Portfolio's net assets (defined to mean total assets at market value less liabilities other than reverse repurchase agreements); except that the Diversified Bond, Diversified Conservative Growth, High Yield Bond, and Government Income Portfolios, as well as the fixed income portions of the Conservative Balanced and Flexible Managed Portfolios, may enter into reverse repurchase agreements and dollar rolls provided that the

  Portfolio's obligations with respect to those instruments do not exceed 30% of the Portfolio's net assets (defined to mean total assets at market value less liabilities other than reverse repurchase agreements and dollar rolls).

    6. Pledge or mortgage assets, except that no more than 10% of the value of any Portfolio may be pledged (taken at the time the pledge is made) to secure authorized borrowing and except that a Portfolio may enter into reverse repurchase agreements. Collateral arrangements entered into with respect to futures and forward contracts and the writing of options are not deemed to be the pledge of assets. Collateral arrangements entered into with respect to interest rate swap agreements are not deemed to be the pledge of assets.

    7. Make loans, except through loans of assets of a Portfolio, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the Investment Company Act of 1940 and rules thereunder, or by exemptive order, SEC release, no-action letter or similar relief or interpretations. Provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan.

    8. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

    9. Purchase securities of a company in any industry if, as a result of the purchase, a Portfolio's holdings of securities issued by companies in that industry would exceed 25% of the value of the Portfolio, except that this restriction does not apply to purchases of obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities or issued by domestic banks. For purposes of this restriction, neither finance companies as a group nor utility companies as a group are considered to be a single industry and will be grouped instead according to their services; for example, gas, electric, and telephone utilities will each be considered a separate industry. For purposes of this exception, domestic banks shall include all banks which are organized under the laws of the United States or a state (as defined in the 1940 Act), U.S. branches of foreign banks that are subject to the same regulations as U.S. banks and foreign branches of domestic banks (as permitted by the Securities and Exchange Commission ("SEC")).

    10. Invest more than 15% of its net assets in illiquid securities. (The Money Market Portfolio will not invest more than 10% of its net assets in illiquid securities.) For purposes of this restriction, illiquid securities are those deemed illiquid pursuant to SEC regulations and guidelines, as they may be revised from time to time.


  Consistent with item 4 above, the Fund has entered into a joint $500 million revolving credit facility with other Prudential mutual funds to facilitate redemptions if necessary. This credit facility, which was entered into on March 11, 1999, and most recently amended on September 28, 2001, is a syndicated arrangement with 6 different major banks.


  Whenever any fundamental investment policy or restriction states a maximum percentage of a Portfolio's assets, it is intended that if the percentage limitation is set at the time the investment is made, a later charge in percentage resulting from changing total or net asset values will not be considered a violation of such policy.

  The Natural Resources Portfolio will generally invest a substantial majority of its total assets in securities of natural resource companies. With respect to item 9 above, as it relates to the Natural Resources Portfolio, the following categories will be considered separate and distinct industries: integrated oil/domestic, integrated oil/international, crude oil production, natural gas production, gas pipeline, oil service, coal, forest products, paper, foods (including corn and wheat), tobacco, fertilizers, aluminum, copper, iron and steel, all other basic metals (for example, nickel, lead), gold, silver, platinum, mining finance, plantations (for example, edible oils), mineral sands, and diversified resources. A company will be deemed to be in a particular industry if the majority of its revenues is derived from or the majority of its assets is dedicated to one of the categories described in the preceding sentence. The Board of Directors of the Fund will review these industry classifications from time to time to determine whether they are reasonable under the circumstances and may change such classifications, without shareholder approval, to the extent necessary.

  Certain additional non-fundamental investment policies are applicable only to the Money Market Portfolio. That Portfolio will not:

    1. Invest in oil and gas interests, common stock, preferred stock, warrants or other equity securities.

    2. Write or purchase any put or call option or combination of them, except that it may purchase putable or callable securities.

    3. Invest in any security with a remaining maturity in excess of 397 days, except that securities held pursuant to repurchase agreements may have a remaining maturity of more than 397 days.

  Certain additional non-fundamental investment policies are applicable only to the High Yield Bond Portfolio. That Portfolio will not:

    1. Invest in any non-fixed income equity securities, including warrants, except when attached to or included in a unit with fixed income securities, but not including preferred stock.

    2. Invest more than 20% of the market or other fair value of its total assets in United States currency denominated issues of foreign governments and other foreign issuers; or invest more than 10% of the market or other fair value of its total assets in securities which are payable in currencies other than United States dollars. The Portfolio will not engage in investment activity in non-U.S. dollar denominated issues without first obtaining authorization to do so from the Fund's Board of Directors. See INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS.


  With respect to the Portfolios listed below, the Fund will provide 60 days prior written notice to shareholders of a change in the Portfolio's non-fundamental policy of investing at least 80% of its investable assets in the type of investments suggested by the Portfolio's name:



      Equity Portfolio



      Government Income Portfolio



      Diversified Bond Portfolio



      High Yield Bond Portfolio



      Natural Resources Portfolio



      Small Capitalization Stock Portfolio



      Stock Index Portfolio



      Zero Coupon Bond Portfolio 2005



      SP AIM Core Equity Portfolio



      SP Alliance Large Cap Growth Portfolio



      SP Alliance Technology Portfolio



      SP Deutsche International Equity Portfolio



      SP INVESCO Small Company Growth Portfolio



      SP Large Cap Value Portfolio



      SP MFS Mid-Cap Growth Portfolio



      SP PIMCO High Yield Portfolio

      SP Prudential U.S. Emerging Growth Portfolio



      SP Small/Mid-Cap Value Portfolio



  Current federal income tax laws require that the assets of each Portfolio be adequately diversified so that Prudential and other insurers with separate accounts which invest in the Fund, as applicable, and not the Contract owners, are considered the owners of assets held in the Accounts for federal income tax purposes. PI intends to maintain the assets of each Portfolio pursuant to those diversification requirements.


Fundamental Investment Restrictions Applicable only to SP Large Cap Value Portfolio and SP Small/Mid-Cap Value Portfolio

Investment Limitations of SP Large Cap Value Portfolio

  The following are the Portfolio's fundamental investment limitations set forth in their entirety. The Portfolio may not:

    1. Issue senior securities, except as permitted under the Investment Company Act of 1940, as amended;

    2. Borrow money, except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

    3. Underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies;

    4. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies), if, as a result, more than 25% of the Portfolio's total assets would be invested in companies whose principal business activities are in the same industry;

    5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this will not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

    6. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);

    7. Lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements; and

    8. The Portfolio may, notwithstanding any other fundamental policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies and limitations as the Portfolio.

  The following investment limitations restrictions are not fundamental and may be changed without shareholder approval.

    (i) In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the Portfolio currently intends to comply with certain diversification limits imposed by Subchapter M;

    (ii) The Portfolio does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

    (iii) The Portfolio does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

    (iv) The Portfolio may borrow money only (a) from a bank or from a registered investment company or portfolio for which Fidelity Management & Research Company or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)).

    (v) The Portfolio does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

    (vi) The Portfolio does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the Portfolio's net assets) to a registered investment company or portfolio for which Fidelity Management & Research Company or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

  For purposes of limitation (i), Subchapter M generally requires the Portfolio to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the Portfolio's total assets are invested in the securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined by Subchapter M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.

  With respect to limitation (v), if, through a change in values, net assets, or other circumstances, the Portfolio were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.


  For purposes of normally investing at least 80% of the Portfolio's assets in securities of companies with large market capitalizations, Fidelity Management & Research Company (FMR) intends to measure the capitalization range of the Standard & Poor's 500/sm/ (S&P 500(R)) and the Russell 1000(R) Index no less frequently than once a month.


Investment Limitations of SP Small/Mid Cap-Value Portfolio

  The following are the Portfolio's fundamental investment limitations set forth in their entirety. The Portfolio may not:

    1. Issue senior securities, except as permitted under the Investment Company Act of 1940, as amended;

    2. Borrow money, except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

    3. Underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies;

    4. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies), if, as a result, more than 25% of the Portfolio's total assets would be invested in companies whose principal business activities are in the same industry;

    5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this will not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

    6. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);

    7. Lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements; and

    8. The Portfolio may, notwithstanding any other fundamental policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research company or an affiliate or successor with substantially the same fundamental investment objective, policies and limitations as the Portfolio.

  The following investment limitations restrictions are not fundamental and may be changed without shareholder approval.

    (i) In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the Portfolio currently intends to comply with certain diversification limits imposed by Subchapter M.

    (ii) The Portfolio does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

    (iii) The Portfolio does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

    (iv) The Portfolio may borrow money only (a) from a bank or from a registered investment company or portfolio for which Fidelity Management & Research Company or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)).

    (v) The Portfolio does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

    (vi) The Portfolio does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the Portfolio's net assets) to a registered investment company or portfolio for which Fidelity Management & Research Company or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

  For purposes of limitation (i), Subchapter M generally requires the Portfolio to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the Portfolio's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined by Subchapter M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.

  With respect to limitation (v), if, through a change in values, net assets, or other circumstances, the Portfolio were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

  For purposes of normally investing at least 80% of the Portfolio's assets in securities of companies with small and medium market capitalizations, intends to measure the capitalization range of the S&P Small Cap 600 and the Russell 2000 Index and the S&P MidCap 400 and the Russell Midcap no less frequently than once a month.


  In addition, the SP Large-Cap Value Portfolio and the SP Small/Mid-Cap Value Portfolio will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of each Portfolio's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, each Portfolio's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of each Portfolio's total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by each Portfolio would exceed 5% of each Portfolio's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

                           INVESTMENT MANAGEMENT AND
                           DISTRIBUTION ARRANGEMENTS

I. Investment Management Arrangements


  (a) Manager and Subadvisers



  The Manager of the Fund is Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PI serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential mutual funds. See "How the Fund is Managed-Investment Adviser" in the Prospectus of the Fund. As of December 31, 2001, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $100.8 billion.



  PI is a wholly-owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), an affiliate of PI serves as the transfer agent and dividend distribution agent for the Prudential mutual funds and, in addition, provides customer service, recordkeeping and management and administrative services to qualified plans.



  Pursuant to a Management Agreement with the Fund (the Management Agreement), PI, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolios, including the purchase, retention disposition and loan of securities and other assets. In connection therewith, PI is obligated to keep certain books and records of the Fund in connection therewith. PI has hired subadvisers to provide investment advisory services to the Portfolios which comprise the Fund. PI also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical, and bookkeeping services which are not being furnished by State Street Bank & Trust Company, the Fund's custodian (the Custodian) and PMFS. The management services of PI to the Fund are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.



  In connection with its management of the corporate affairs of the Fund, PI bears the following expenses:



    (a) the salaries and expenses of all personnel of the Fund and the Manager, except the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund's subadvisers.



    (b) all expenses incurred by the Manager or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund, as described below; and



    (c) the costs, expenses and fees payable to each Subadviser, pursuant to a Subadvisory Agreement between PI and the Subadviser (the Subadvisory Agreement).



  Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses, including (a) the fee payable to the Manager; (b) the fees and expenses of Directors who are not affiliated with the Manager or the Fund's Investment Adviser; (c) the fees and certain expenses of the Fund's Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares; (d) the charges and expenses of the Fund's legal counsel and independent accountants; (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions; (f) all taxes and corporate fees payable by the Fund to governmental agencies; (g) the fees of any trade association of which the Fund is a member; (h) the cost of share certificates representing shares of the Fund; (j) the cost of fidelity and directors and officers and errors and omissions insurance; (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission and registering the Fund as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes; (k) allocable communication expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports to shareholders; (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business; and (m) distribution and service fees.



  The Fund pays a fee to PI for the services performed and the facilities furnished by PI computed daily and payable monthly, at the rates which are set forth in the table on page B-34. The Management Agreement provides that the Manager shall not be liable to the Fund for any error of judgment by the Manager or for any loss sustained by the Fund except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damage will be limited as provided in the Investment Company Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.



  The Management Agreement provides that it shall terminate automatically if assigned (as defined in the Investment Company Act), and that it may be terminated without penalty by either the Manager or the Fund (by the Board of Directors or vote of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act) upon not more than 60 days' nor less than 30 days' written notice.



  For the fiscal years ended December 31, 2001 and December 31, 2000, the Fund paid management fees to PI as set forth in the table on page B-38. PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. Fee waivers and subsidies will increase the Fund's total return. These voluntary waivers may be terminated at any time without notice.



  PI has entered into Subadvisory Agreements with various subadvisers. Each Subadvisory Agreement provides that the Subadviser furnish investment advisory services in connection with the management of one or more Portfolios of the Fund. In connection therewith, the Subadviser is obligated to keep certain books and records of the Fund. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises each Subadviser's performance of those services. The fee rates pursuant to which fees are payable to each Subadviser are set forth in the table on page B-35.



  Each Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. Each Subadvisory Agreement may be terminated by the Fund, or the Subadviser upon not less than 30 days' nor more than 60 days' written notice (except that the subadvisory agreement between PI and Fidelity Management and Research Company may be terminated by the Fund or Fidelity Management and Research Company on 60 days' written notice). The Subadvisory Agreement provides that it will continue in effect for a period of more than two years only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.



  (b) Matters Considered by the Board



  The Management Agreement and all of the Subadvisory Agreements (except the Subadvisory Agreement with EARNEST Partners LLC) were last approved by the Directors, including all of the Independent Directors, on May 23, 2001 at a meeting called for that purpose. In approving the Management and Subadvisory Agreements, the Board primarily considered the nature and quality of the services provided under the Agreements and the overall fairness of the Agreements to the Fund. The Board requested and evaluated reports from the Manager and the subadvisers that addressed specific factors designed to inform the Board's consideration of these and other issues.



  With respect to the nature and quality of the services provided, the Board considered performance of each Portfolio of the Fund in comparison to relevant market indices and the performance of a peer group of investment companies pursuing broadly similar strategies over the past one, three, five and ten years (or shorter periods if the Portfolio has not been in operation for ten years or if the subadviser has not served in that capacity for ten years). The Board also considered the quality of brokerage execution obtained by the subadviser. The Board reviewed the subadvisers' use of brokers or dealers in Portfolio transactions that provided research or other services to the subadvisers, as well as the benefits derived by each Portfolio from such services. The Board also considered the Manager's and the subadvisers' positive compliance history and the fact that none had any significant compliance problems that would affect their ability to manage the Portfolios.



  With respect to the overall fairness of the Management and Subadvisory Agreements, the Board primarily considered the fee structure of the Agreements and estimates of the Manager's profit or loss. The Board reviewed information from an independent data service about the rates of compensation paid to investment advisers, and overall expense ratios, for variable insurance product funds comparable in size, character and investment strategy to each Portfolio. The Board reviewed the Manager's estimate of its profit or loss on each Portfolio and carefully examined the Manager's cost allocation methodology. In reviewing the Subadvisory Agreements with subadvisors not affiliated with the Manager, the Board considered that the subadvisory fee was set as part of the negotiation between the Manager and the subadviser. The Board concluded that the Management and Subadvisory Agreements, including the fees, were reasonable. These matters were also considered by the Independent Directors meeting separately.



  The Subadvisory Agreement with EARNEST Partners LLC was approved by the Directors, including all of the Independent Directors, on November 28, 2001 at a meeting called for that purpose. In approving the Subadvisory Agreement, the Board considered the subadviser's past performance of other accounts, the subadviser's investment process and personnel and determined to approve the Subadvisory Agreement. The Board also considered that the subadvisory fee, which was negotiated by the Manager, was reasonable.



  The Fund operates under a manager-of-managers structure. PI is authorized to select (with approval of the Board's independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated or modified. It is possible that PI will continue to be satisfied with the performance record of the existing subadvisers and not recommend any additional subadvisers. PI is also responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of the Portfolio's assets, and PI can change the allocations without Board or shareholder approval. Shareholders will be notified of any new subadvisers or materially amended subadvisory agreements.



  The manager-of-managers structure operates under an order issued by the Securities and Exchange Commission ("SEC"). The current order permits us to hire subadvisers or amend subadvisory agreements, without shareholder approval, only with subadvisers that are not affiliated with Prudential Financial, Inc.


The current order imposes the following conditions:


  1. PI will provide general management and administrative services to the Fund including overall supervisory responsibility for the general management and investment of the Fund's securities portfolio, and, subject to review and approval by the Board, will (i) set the Portfolios' overall investment strategies; (ii) select subadvisers; (iii) monitor and evaluate the performance of subadvisers; (iv) allocate and, when appropriate, reallocate a Portfolio's assets among its subadvisers in those cases where a Portfolio has more than one subadviser; and (v) implement procedures reasonably designed to ensure that the subadvisers comply with the Fund's investment objectives, policies, and restrictions.

  2. Before a Portfolio may rely on the order, the operation of the Portfolio in the manner described in the Application will be approved by a majority of its outstanding voting securities, as defined in the Investment Company Act, or, in the case of a new Portfolio whose public shareholders purchased shares on the basis of a prospectus containing the disclosure contemplated by condition (4) below, by the sole shareholder before offering of shares of such Portfolio to the public.

  3. The Fund will furnish to shareholders all information about a new subadviser or subadvisory agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by the addition of a new subadviser or any proposed material change in a Portfolio's subadvisory agreement. The Fund will meet this condition by providing shareholders with an information statement complying with the provisions of Regulation 14C under the Securities Exchange Act of 1934, as amended, and Schedule 14C thereunder. With respect to a newly retained subadviser, or a change in a subadvisory agreement, this information statement will be provided to shareholders of the Portfolio a maximum of ninety (90) days after the addition of the new subadviser or the implementation of any material change in a subadvisory agreement. The information statement will also meet the requirements of Schedule 14A under the Exchange Act.

  4. The Fund will disclose in its prospectus the existence, substance and effect of the order granted pursuant to the Application.


  5. No Director or officer of the Fund or director or officer of PI will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such director or officer) any interest in any subadviser except for (i) ownership of interests in PI or any entity that controls, is controlled by or is under common control with PI, or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a subadviser or any entity that controls, is controlled by or is under common control with a subadviser.



  6. PI will not enter into a subadvisory agreement with any subadviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act, of the Fund or PI other than by reason of serving a subadviser to one or more Portfolios (an "Affiliated Subadviser") without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable Portfolio.


  7. At all times, a majority of the members of the Board will be persons each of whom is not an "interested person" of the Fund as defined in Section 2(a)(19) of the Investment Company Act ("Independent Directors"), and the nomination of new or additional Independent Directors will be placed within the discretion of the then existing Independent Directors.


  8. When a subadviser change is proposed for a Portfolio with an Affiliated Subadviser, the Board, including a majority of the Independent Directors, will make a separate finding, reflected in the Board's minutes, that such change is in the best interests of the Portfolio and its shareholders and does not involve a conflict of interest from which PI or the Affiliated subadviser derives an inappropriate advantage.



The Fund has submitted an application to the SEC to amend the current order or to obtain a new order from the SEC permitting us to (1) hire one or more new affiliated subadvisers without shareholder approval, (2) amend existing agreements with affiliated subadvisers without shareholder approval, and (3) disclose only the aggregate fees (both as a dollar amount and as a percentage of the Fund's net assets) paid to each unaffiliated subadviser ("Aggregate Fee Disclosure") by PI, not the Fund. We will, of course, comply with any conditions imposed by the SEC under any new or amended order.

  PI currently charges the following annual advisory fees to the Portfolios:



                       Portfolio                                 Fee
                       ---------                        ---------------------
Conservative Balanced..................................                 0.55%
Diversified Bond.......................................                 0.40%
Diversified Conservative Growth........................                 0.75%
Equity.................................................                 0.45%
Flexible Managed.......................................                 0.60%
Global.................................................                 0.75%
Government Income......................................                 0.40%
High Yield Bond........................................                 0.55%
Jennison (formerly, Prudential Jennison)...............                 0.60%
Jennison 20/20 Focus (formerly, 20/20 Focus)...........                 0.75%
Money Market...........................................                 0.40%
Natural Resources......................................                 0.45%
Small Capitalization Stock.............................                 0.40%
Stock Index............................................   0.35% to $4 billion
                                                        0.30% over $4 billion
Value..................................................                 0.40%
Zero Coupon Bond 2005..................................                 0.40%
SP Aggressive Growth Asset Allocation..................                 0.84%
SP AIM Aggressive Growth...............................                 0.95%
SP AIM Core Equity (formerly, SP AIM Growth and Income)                 0.85%
SP Alliance Large Cap Growth...........................                 0.90%
SP Alliance Technology.................................                 1.15%
SP Balanced Asset Allocation...........................                 0.75%
SP Conservative Asset Allocation.......................                 0.71%
SP Davis Value.........................................                 0.75%
SP Deutsche International Equity.......................                 0.90%
SP Growth Asset Allocation.............................                 0.80%
SP INVESCO Small Company Growth........................                 0.95%
SP Jennison International Growth.......................                 0.85%
SP Large Cap Value.....................................                 0.80%
SP MFS Capital Opportunities...........................                 0.75%
SP MFS Mid-Cap Growth..................................                 0.80%
SP PIMCO High Yield....................................                 0.60%
SP PIMCO Total Return..................................                 0.60%
SP Prudential U.S. Emerging Growth.....................                 0.60%
SP Small/Mid-Cap Value.................................                 0.90%
SP Strategic Partners Focused Growth...................                 0.90%

  PI currently pays the following annual advisory fees to each subadviser based on the portion of the assets of each Portfolio managed by the subadviser:



               Portfolio                             Subadviser                              Fee
               ---------                             ----------                              ---
Conservative Balanced                    Prudential Investment Management,  0.275%
                                         Inc. (PIM)

Diversified Bond                         PIM                                0.20%

Diversified Conservative Growth          PIM                                0.375%
                                         Franklin Advisers, Inc.            0.50%
                                         Jennison Associates LLC (Jennison) Growth Portion
                                                                            0.30% for the first $300 million
                                                                            0.25% over $300 million
                                                                            Value Portion
                                                                            0.375%
                                         Pacific Investment Management Co.  0.25%
                                         EARNEST Partners LLC               0.40%

Equity                                   Jennison                           0.225%
                                         GE Asset Management Inc./1/        0.30% for first $50 million;
                                                                            0.20% for next $250 million;
                                                                            0.15% over $300 million;
                                         Salomon Brothers Asset Management  0.40% for first $50 million
                                         Inc./2/                            0.30% for next $250 million;
                                                                            0.155% over $300 million;

Flexible Managed                         PIM                                0.30%

Global                                   Jennison                           0.375%

Government Income                        PIM                                0.20%

High Yield Bond                          PIM                                0.275%

Jennison (formerly, Prudential Jennison) Jennison                           0.75% for first $10 million in assets;
                                                                            0.50% for next $30 million in assets
                                                                            0.35% for next $25 million in
                                                                            assets
                                                                            0.25% for next $335 million in
                                                                            assets;
                                                                            0.22% for next $600 million in
                                                                            assets;
                                                                            0.20% for assets above $1 billion

Jennison 20/20 Focus (formerly,
20/20 Focus)                             Jennison                           Growth Portion
                                                                            0.30% for first $300 million;
                                                                            0.25% above $300 million
                                                                            Value Portion
                                                                            0.375%

             Portfolio                           Subadviser                            Fee
             ---------                           ----------                            ---

Money Market                         PIM                                0.20%

Natural Resources                    Jennison                           0.225%

Small Capitalization Stock           PIM                                0.26%

Stock Index                          PIM                                0.175%

Value                                Jennison                           0.20%
                                     Victory Capital Management Inc./3/ 0.29% for first $50 million;
                                                                        0.23% for next $250 million;
                                                                        0.15% over $300 million
                                     Deutsche Asset Management Inc./4/  0.29% for first $50 million;
                                                                        0.23% for next $250 million;
                                                                        0.15% over $300 million

Zero Coupon Bond 2005                PIM                                0.20%

SP Aggressive Growth Asset
Allocation/*/

SP AIM Aggressive Growth             A I M Capital Management Inc.      0.60% for first $200 million;
                                                                        0.55% over $200 million

SP AIM Core Equity (formerly, SP AIM
Growth and Income)                   A I M Capital Management Inc.      0.55% for first $500 million
                                                                        0.50% over $500 million

SP Alliance Large Cap Growth         Alliance Capital Management L.P.   0.60% for first $500 million;
                                                                        0.50% over $500 million

SP Alliance Technology               Alliance Capital Management L.P.   0.75%

SP Balanced Asset Allocation*

SP Conservative Asset Allocation*

SP Davis Value                       Davis Selected Advisers L.P.       0.45% for first $100 million;
                                                                        0.40% for next $400 million;
                                                                        0.35% over $500 million

SP Deutsche International Equity     Deutsche Asset Management Inc.     0.55% for first $500 million;
                                                                        0.50% over $500 million

SP Growth Asset Allocation*

SP INVESCO Small Company             INVESCO Funds Group, Inc.          0.55% for first $250 million;
Growth                                                                  0.52% for next $250 million;
                                                                        0.47% over $500 million

SP Jennison International Growth     Jennison                           0.60% for first $300 million;
                                                                        0.50% above $300 million and up to
                                                                        $1.5 billion;
                                                                        0.45% over $1.5 billion

           Portfolio                         Subadviser                           Fee
           ---------                         ----------                           ---

SP Large Cap Value              Fidelity Management and Research     0.50% for first $250 million;
                                Company                              0.45% next $500 million;
                                                                     0.35% over $750 million

SP Small/Mid-Cap Value          Fidelity Management and Research     0.55% for first $250 million;
                                Company                              0.50% next $500 million;
                                                                     0.40% over $750 million

SP MFS Capital Opportunities/5/ Massachusetts Financial Services Co. 0.40% for first $300 million;
SP MFS Mid-Cap Growth/5/                                             0.375% above $300 million
                                                                     to $600 million;
                                                                     0.350% above $600 million
                                                                     to $900 million
                                                                     0.325% above $900 million
                                                                     to $1.5 billion;
                                                                     0.250% over $1.5 billion

SP PIMCO High Yield             Pacific Investment Management        0.25%
                                Co. LLC

SP PIMCO Total Return           Pacific Investment Management        0.25%
                                Co. LLC

SP Prudential U.S. Emerging     Jennison                             0.30%
Growth

SP Strategic Partners Focused   Jennison                             0.30% for first $300 million;
Growth                                                               0.25% over $300 million.
                                Alliance Capital Management L.P.     0.60% for first $1 billion;
                                                                     0.55% over $1 billion

----------

/1/ For purposes of calculating the fee payable to GE Asset Management Inc.,
    (GEAM) the assets of the Equity Portfolio managed by GEAM will be combined with the assets of the PI-advised retail fund counterpart to the Portfolio managed by GEAM.


/2/ For purposes of calculating the fee payable to Salomon Brothers Asset
    Management Inc. (Salomon), the assets of the Equity Portfolio managed by Salomon will be combined with the assets of the PI-advised retail fund counterpart to the Portfolio managed by Salomon.


/3/ For purposes of calculating the fee payable to Victory Capital Management
    Inc. (Victory), the assets of the Value Portfolio managed by Victory will be combined with the assets of the PI-advised retail fund counterpart to the Portfolio managed by Victory.


/4/ For purposes of calculating the fee payable to Deutsche Asset Management
    Inc., (DAMI) the assets of the Value Portfolio managed by DAMI will be combined with the assets of the PI-advised retail fund counterpart to the Portfolio managed by DAMI.




/5/ For purposes of calculating the fee payable to Massachusetts Financial
    Services Company, the assets of the SP MFS Capital Opportunities Portfolio and the SP MFS Mid-Cap Growth Portfolio will be combined.


* Each Asset Allocation Portfolio invests in shares of other Portfolios only.
  As a result, no subadvisory fees are directly paid by PI for these Portfolios.

  For the years ended December 31, 2001, 2000 and 1999, the following fees were paid by the Fund to PI for providing investment management services to the
Portfolios:


                          INVESTMENT MANAGEMENT FEES
                            YEAR ENDED DECEMBER 31

                           Portfolio                                2001        2000        1999
                           ---------                             ----------- ----------- -----------
Conservative Balanced Portfolio................................. $18,937,248 $22,076,301 $25,195,056
Diversified Bond Portfolio......................................   5,474,417   4,904,903   4,880,364
Diversified Conservative Growth Portfolio.......................   1,560,790   1,264,549     398,516
Equity Portfolio................................................  22,502,584  25,541,146  28,188,640
Flexible Managed Portfolio......................................  24,616,233  28,517,533  31,532,667
Global Portfolio................................................   7,453,258  10,215,401   7,287,427
Government Income Portfolio.....................................   1,213,140   1,180,202   1,545,837
High Yield Bond Portfolio.......................................   3,620,319   4,033,448   4,421,391
Jennison Portfolio (formerly, Prudential Jennison Portfolio)....  14,493,502  19,619,124  11,126,560
Jennison 20/20 Focus Portfolio (formerly, 20/20 Focus Portfolio)     694,353     676,517     151,794
Money Market Portfolio..........................................   5,724,358   4,797,244   4,400,851
Natural Resources Portfolio.....................................   1,626,718   1,461,964   1,182,863
Small Capitalization Stock Portfolio............................   2,288,252   1,992,363   1,504,880
Stock Index Portfolio...........................................  12,746,938  15,894,594  14,259,131
Value Portfolio.................................................   7,502,560   7,287,882   8,409,886
Zero Coupon Bond 2005 Portfolio.................................     206,765     182,514     179,486
SP Aggressive Growth Asset Allocation Portfolio.................       2,072         128          --
SP AIM Aggressive Growth Portfolio..............................      45,393       7,782          --
SP AIM Core Equity Portfolio (formerly, SP AIM Growth and Income
  Portfolio)....................................................      59,472       6,981          --
SP Alliance Large Cap Growth Portfolio..........................     172,671      10,337          --
SP Alliance Technology Portfolio................................      69,141      12,966          --
SP Balanced Asset Allocation Portfolio..........................      12,196         159          --
SP Conservative Asset Allocation Portfolio......................       8,730          93          --
SP Davis Value Portfolio........................................     328,861      12,591          --
SP Deutsche International Equity Portfolio......................     133,296      13,954          --
SP Growth Asset Allocation Portfolio............................      10,362         232          --
SP INVESCO Small Company Growth Portfolio.......................      62,981      12,491          --
SP Jennison International Growth Portfolio......................     180,080      16,695          --
SP Large Cap Value Portfolio....................................      87,565       6,423          --
SP MFS Capital Opportunities Portfolio..........................      44,931       6,259          --
SP MFS Mid-Cap Growth Portfolio.................................      74,910       8,296          --
SP PIMCO High Yield Portfolio...................................     155,283       9,735          --
SP PIMCO Total Return Portfolio.................................     345,696      11,374          --
SP Prudential U.S. Emerging Growth Portfolio....................      90,734       6,470          --
SP Small/Mid-Cap Value Portfolio................................     190,077       9,180          --
SP Strategic Partners Focused Growth Portfolio..................      73,847      12,803          --

  For the years ended December 31, 2001 and 2000, PI paid the following fees to the subadvisers listed below for providing subadvisory services to the
Portfolios:


                             SUBADVISORY FEES/1 /




               Portfolio                              Subadviser                   2001        2000
               ---------                              ----------                   ----        ----
Conservative Balanced Portfolio........ Prudential Investment Management, Inc.  $ 9,468,624 $11,038,151
Diversified Bond Portfolio............. Prudential Investment Management, Inc.    2,737,208   2,452,452
Diversified Conservative Growth
Portfolio.............................. Pacific Investment Management Co. LLC       202,933     159,561
                                        Prudential Investment Management, Inc.      160,709     163,539
                                        Jennison Associates LLC                     192,063     128,045
                                        The Dreyfus Corporation                      49,713      38,891
                                        Franklin Advisers, Inc.                      49,727      41,664
                                        Earnest Partners LLC                          1,784          --
Equity Portfolio....................... Jennison Associates LLC                   6,456,151   3,155,597
                                        GE Asset Management, Inc.                 1,696,897          --
                                        Salomon Brothers Asset Management, Inc.   1,918,735          --
Flexible Managed Portfolio............. Prudential Investment Management, Inc.   12,308,116  14,258,767
Global Portfolio....................... Jennison Associates LLC                   3,726,629   1,141,197
Government Income Portfolio............ Prudential Investment Management, Inc.      606,570   5,107,701
High Yield Bond Portfolio.............. Prudential Investment Management, Inc.    1,810,159   2,016,724
Jennison Portfolio (formerly,
Prudential Jennison Portfolio)......... Jennison Associates LLC                   5,301,167   7,009,708
Jennison 20/20 Focus Portfolio
(formerly, 20/20 Focus Portfolio)...... Jennison Associates LLC                     318,524     180,479
Money Market Portfolio................. Prudential Investment Management, Inc.    2,862,179   2,398,622
Natural Resources Portfolio............ Jennison Associates LLC                     813,359     194,344
Small Capitalization Stock Portfolio... Prudential Investment Management, Inc.    1,487,364   1,295,036
Stock Index Portfolio.................. Prudential Investment Management, Inc.                7,947,297
Value Portfolio........................ Jennison Associates LLC                   2,143,822     927,632
                                        Victory Capital Management, Inc.            127,918          --
                                        Deutsche Asset Management, Inc.             127,918          --
Zero Coupon Bond Portfolio 2005........ Prudential Investment Management, Inc.      103,383      91,257
SP AIM Aggressive Growth Portfolio..... A I M Capital Management, Inc.               28,669       4,915
SP AIM Core Equity Portfolio (formerly,
SP AIM Growth and Income Portfolio).... A I M Capital Management, Inc.               38,482       4,517
SP Alliance Large Cap Growth Portfolio. Alliance Capital Management, L.P.           115,114       6,891
SP Alliance Technology Portfolio....... Alliance Capital Management, L.P.            45,092       8,470
SP Davis Value Portfolio............... Davis Selected Advisers, L.P.                             7,511
SP Deutsche International Equity
Portfolio.............................. Deutsche Asset Management, Inc.              81,459       8,528
SP INVESCO Small Company
Growth Portfolio....................... INVESCO Funds Group, Inc.                    36,463       7,232
SP Jennison International Growth
Portfolio.............................. Jennison Associates LLC                     127,116      11,785
SP Large Cap Value Portfolio........... Fidelity Management & Research Co.           54,728       3,636
SP MFS Capital Opportunities Portfolio. Massachusetts Financial Services Co.         23,963       3,338
SP MFS Mid-Cap Growth Portfolio........ Massachusetts Financial Services Co.         37,455       4,148
SP PIMCO High Yield Portfolio.......... Pacific Investment Management Co. LLC        64,701       4,056
SP PIMCO Total Return Portfolio........ Pacific Investment Management Co. LLC       144,040       4,739
SP Prudential U.S. Emerging Growth
Portfolio.............................. Jennison Associates LLC                      45,367       3,235
SP Small/Mid-Cap Value Portfolio....... Fidelity Management & Research Co.          116,158       5,610
SP Strategic Partners Focused Growth
Portfolio.............................. Alliance Capital Management, Inc.            22,876       4,175
                                        Jennison Associates LLC                      13,178       2,180

--------

1 Each SP Asset Allocation Portfolio invests in shares of other Portfolios only. As a result, no subadvisory fees are directly paid by PI for these Portfolios

  Fee Waivers/Subsidies



  PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Portfolios. Fee waivers and subsidies will increase a Portfolio's return. In addition, the only expense charged to the Asset Allocation Portfolios is a management fee. All other expenses attributable to these Portfolios are borne by PI.


II. Distribution Arrangements

  Distribution and Service Plan


  Prudential Investment Management Services LLC ("PIMS"), a wholly-owned subsidiary of Prudential Financial, Inc., acts as the principal underwriter of the Fund by distributing Fund shares on a continuous basis. PIMS is a limited liability corporation organized under Delaware law in 1996. PIMS is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. PIMS' principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. Since the Fund's shares do not carry any sales load, no part of any sales load is paid to PIMS for its distribution services to the Fund.


  The Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the Plan) in respect of Class II of each Portfolio. The expenses incurred under the Plan include commissions and account servicing fees paid to, or on account of, insurers or their agents who sell Class II shares, advertising expenses, indirect and overhead costs of the Fund's underwriter associated with the sale of Class II shares. Under the Plan, the Fund pays PIMS 0.25 of 1% of the average net assets of the Class II shares.

  The Class II Plan will continue in effect from year to year, upon annual approval by a vote of the Fund's Board of Directors, including a majority vote of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "12b-1 Directors"). The Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of Class II. The Plan may not be amended to materially increase the amounts payable thereunder without shareholder approval.


  For the fiscal years ended December 31, 2001, and December 31, 2000 PIMS received $105,110 and $13,876, respectively under the Class II Plan and spent approximately $106,000 and $14,000, respectively in distributing Class II Shares. It is estimated that all of the latter amount was paid in the form of account servicing fees or other fees paid to, or on account of, insurers or their agents who sell Class II shares.



  Administration Agreement



  The Fund has entered into an administration agreement with PI with respect to Class II of each Portfolio. Pursuant to the agreement PI is responsible for establishing and maintaining compliance procedures for multiple classes, the negotiation of participation agreements with participating insurers, establishing counsels and monitoring compliance with the mixed and shared funding order issued by the SEC, and performing other related services as specified in the agreement. In consideration of the services rendered by PI under the agreement, the Fund pays PI a fee at an annual rate of .15% of the average daily net assets of Class II of each Portfolio.

III. Codes of Ethics



  The Board of Directors of the Fund has adopted a Code of Ethics. In addition, PI, PIMS and each subadviser have adopted a Code of Ethics (the Codes). The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Codes are on public file with, and are available from the SEC.

                     OTHER INFORMATION CONCERNING THE FUND

I. Incorporation and Authorized Stock


  The Fund was incorporated under Maryland law on November 15, 1982. As of the date of this SAI, the shares of capital stock are divided into seventy-two classes: Conservative Balanced Portfolio Capital Stock--Class I, Conservative Balanced Portfolio Capital Stock--Class II, Diversified Bond Portfolio Capital Stock--Class I, Diversified Bond Portfolio Capital Stock--Class II, Diversified Conservative Growth Portfolio Capital Stock--Class I, Diversified Conservative Growth Portfolio Capital Stock--Class II, Equity Portfolio Capital Stock--Class I, Equity Portfolio Capital Stock--Class II, Flexible Managed Portfolio Capital Stock--Class I, Flexible Managed Portfolio Capital Stock--Class II, Global Portfolio Capital Stock--Class I, Global Portfolio Capital Stock--Class II, Government Income Portfolio Capital Stock--Class I, Government Income Portfolio Capital Stock--Class II, High Yield Bond Portfolio Capital Stock--Class I, High Yield Bond Portfolio Capital Stock--Class II, Money Market Portfolio Capital Stock--Class I, Money Market Portfolio Capital Stock--Class II, Natural Resources Portfolio Capital Stock--Class I, Natural Resources Portfolio Capital Stock--Class II, Jennison Portfolio Capital Stock--Class I, Jennison Portfolio Capital Stock--Class II, Jennison 20/20 Focus Portfolio Capital Stock--Class I, Jennison 20/20 Focus Portfolio Capital Stock--Class II, Small Capitalization Stock Portfolio Capital Stock--Class I, Small Capitalization Stock Portfolio Capital Stock--Class II, SP Aggressive Growth Asset Allocation Portfolio Capital Stock--Class I, SP Aggressive Growth Asset Allocation Portfolio Capital Stock--Class II, SP AIM Aggressive Growth Portfolio Capital Stock--Class I, SP AIM Aggressive Growth Portfolio Capital Stock--Class II, SP AIM Core Equity Portfolio Capital Stock--Class I, SP AIM Core Equity Portfolio Capital Stock--Class II, SP Alliance Large Cap Growth Portfolio Capital Stock--Class I, SP Alliance Large Cap Growth Portfolio Capital Stock--Class II, SP Alliance Technology Portfolio Capital Stock--Class I, SP Alliance Technology Portfolio Capital Stock--Class II, SP Balanced Asset Allocation Portfolio Capital Stock--Class I, SP Balanced Asset Allocation Portfolio Capital Stock--Class II, SP Conservative Asset Allocation Portfolio Capital Stock--Class I, SP Conservative Asset Allocation Portfolio Capital Stock--Class II, SP Davis Value Portfolio Capital Stock--Class I, SP Davis Value Portfolio Capital Stock--Class II, SP Deutsche International Equity Portfolio Capital Stock--Class I, SP Deutsche International Equity Portfolio Capital Stock--Class II, SP Growth Asset Allocation Portfolio Capital Stock--Class I, SP Growth Asset Allocation Portfolio Capital Stock--Class II, SP INVESCO Small Company Growth Portfolio Capital Stock--Class I, SP INVESCO Small Company Growth Portfolio Capital Stock--Jennison International Growth Portfolio Capital Stock--Class I, SP Jennison International Growth Portfolio Capital Stock--Class II, SP Large Cap Value Portfolio Capital Stock--Class I, SP Large Cap Value Portfolio Capital Stock--Class II, SP MFS Capital Opportunities Portfolio Capital Stock--Class I, SP MFS Capital Opportunities Portfolio Capital Stock--Class II, SP MFS Mid Cap Growth Portfolio Capital Stock--Class I, SP MFS Mid Cap Growth Portfolio Capital Stock--Class II, SP PIMCO High Yield Portfolio Capital Stock--Class I, SP PIMCO High Yield Portfolio Capital Stock--Class II, SP PIMCO Total Return Portfolio Capital Stock--Class I, SP PIMCO Total Return Portfolio Capital Stock--Class II, SP Prudential U.S. Emerging Growth Portfolio Capital Stock--Class I, SP Prudential U.S. Emerging Growth Portfolio Capital Stock--Class II, SP Small/Mid Cap Value Portfolio Capital Stock--Class I, SP Small/Mid Cap Value Portfolio Capital Stock--Class II, SP Strategic Partners Focused Growth Portfolio Capital Stock--Class I, SP Strategic Partners Focused Growth Portfolio Capital Stock--Class II, Stock Index Portfolio Capital Stock--Class I, Stock Index Portfolio Capital Stock--Class II, Value Portfolio Capital Stock--Class I, Value Portfolio Capital Stock--Class II, Zero Coupon Bond 2005 Portfolio Capital Stock--Class I and Zero Coupon Bond 2005 Portfolio Capital Stock--Class II.


  Each class of shares of each Portfolio represents an interest in the same assets of the Portfolio and is identical in all respects except that: (1) Class II shares are subject to distribution and administration fees whereas Class I shares are not; (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interest of one class differs from the interests of any class; and (3) each class is offered to a limited group of investors.

  The shares of each class, when issued, will be fully paid and non-assessable, will have no conversion or similar rights, and will be freely transferable. Each share of each class is equal as to earnings, assets and voting privileges. Class II bears the expenses related to the distribution of its shares. In the event of liquidation, each share of a Portfolio is entitled to its portion of all of the Portfolio's assets after all debts and expenses of the Portfolio have been paid. Since Class II shares bear distribution and administration expenses, the liquidation proceeds to Class II shareholders are likely to be lower than to Class I shareholders, whose shares are not subject to any distribution or administration fees.


  From time to time, Prudential Financial, Inc. and/or its insurance company affiliates have purchased shares of the Fund to provide initial capital and to enable the Portfolios to avoid unrealistically poor investment performance that might otherwise result because the amounts available for investment are too small. Prudential will not redeem any of its shares until a Portfolio is large enough so that redemption will not have an adverse effect upon investment performance. Prudential will vote its shares in the same manner and in the same proportion as the shares held by the separate accounts that invest in the Fund, which in turn, are generally voted in accordance with instructions from Contract owners.


II. Portfolio Transactions and Brokerage


  The subadvisers are responsible for overseeing decisions to buy and sell securities, options on securities and indexes, and futures and related options for the Fund. Broker-dealers may receive brokerage commissions on Portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities Incorporated (PSI), a wholly-owned subsidiary of Prudential Financial, Inc.


  Equity securities traded in the over-the-counter market and bonds, including convertible bonds, are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with PSI in any transaction in which PSI acts as principal. Thus, it will not deal with PSI if execution involves PSI's acting as principal with respect to any part of the Fund's order.

  Portfolio securities may not be purchased from any underwriting or selling syndicate of which PSI, during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act) except in accordance with rules of the SEC. This limitation, in the opinion of the Fund, will not significantly affect the Portfolios' current ability to pursue their respective investment objectives. However, in the future it is possible that the Fund may under other circumstances be at a disadvantage because of this limitation in comparison to other funds not subject to such a limitation.


  In placing orders for portfolio securities of the Fund, a subadviser's overriding objective is to obtain the best possible combination of price and execution. The subadviser seeks to effect each transaction at a price and commission that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. The factors that the subadvisers may consider in selecting a particular broker, dealer or futures commission merchant firms are: knowledge of negotiated commission rates currently available and other transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the knowledge of the financial stability of the firms; the knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, the Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction. The greater a Portfolio's portfolio turnover (i.e., purchases or sales of securities), the greater the Portfolio's "other expenses" are likely to be.

  When a subadviser selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research related products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research oriented computer-software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultants. Such services are used in connection with some or all of a subadvisers' investment activities; some of such services, obtained in connection with the execution of transactions for one investment account may be used in managing other accounts, and not all of these services may be used in connection with the Fund.

  PSI (or a broker-dealer affiliated with a subadviser of the Fund) may act as a securities broker or futures commission merchant for the Fund. In order for PSI or such other broker-dealer to effect any transactions for the Portfolios, the commissions received by PSI or such other broker-dealer must be reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow PSI or such other broker-dealer to receive no more than the remuneration that would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the directors who are not "interested" persons, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to PSI or such other broker-dealer are consistent with the foregoing standard.

  For the years ended December 31, 2001, 2000, and 1999, the Portfolios paid the following amounts in brokerage commissions:



                      Commissions Paid by the Portfolios


                         Year Ended December 31, 2001



A.  Aggregate Commissions and Commissions Paid to PSI




                                                                                            % of
                                                                  Aggregate  Commissions Commissions
                           Portfolio                             Commissions Paid to PSI Paid to PSI
                           ---------                             ----------- ----------- -----------
Conservative Balanced Portfolio................................. $  207,716   $     --        --
Diversified Bond Portfolio......................................     40,861         --        --
Diversified Conservative Growth Portfolio.......................    267,627         --        --
Equity Portfolio................................................  9,096,850     42,073      0.46%
Flexible Managed Portfolio......................................  1,255,291         --        --
Global Portfolio................................................  1,900,782         --        --
Government Income Portfolio.....................................         --         --        --
High Yield Bond Portfolio.......................................      3,572         --        --
Jennison Portfolio (formerly, Prudential Jennison Portfolio)....  4,221,589    420,475      9.96%
Jennison 20/20 Focus Portfolio (formerly, 20/20 Focus Portfolio)    352,133         --        --
Money Market Portfolio..........................................         --         --        --
Natural Resources Portfolio.....................................    440,670         --        --
Small Capitalization Stock Portfolio............................    244,729         --        --
Stock Index Portfolio...........................................    204,796         --        --
Value Portfolio.................................................  6,075,779      8,159      0.13%
Zero Coupon Bond Portfolio 2005.................................     39,845         --        --
SP Aggressive Growth Asset Allocation Portfolio.................         --         --        --
SP AIM Aggressive Growth Portfolio..............................     69,232         --        --
SP AIM Core Equity Portfolio (formerly, SP AIM Growth and Income
  Portfolio)....................................................     16,880        200      1.18%
SP Alliance Large Cap Growth Portfolio..........................     47,965         --        --
SP Alliance Technology Portfolio................................      6,719         --        --
SP Balanced Asset Allocation Portfolio..........................         --         --        --
SP Conservative Asset Allocation Portfolio......................         --         --        --
SP Davis Value Portfolio........................................    111,253         --        --
SP Deutsche International Equity Portfolio......................    101,197         --        --
SP Growth Asset Allocation Portfolio............................         --         --        --
SP INVESCO Small Company Growth Portfolio.......................      7,931         --        --
SP Jennison International Growth Portfolio......................    102,569         --        --

                                                                          % of
                                                Aggregate  Commissions Commissions
                  Portfolio                    Commissions Paid to PSI Paid to PSI
                  ---------                    ----------- ----------- -----------
SP Large Cap Value Portfolio..................      16,395
SP MFS Capital Opportunities Portfolio........      18,118        --        --
SP MFS Mid-Cap Growth Portfolio...............      15,182        --        --
SP PIMCO High Yield Portfolio.................       1,375        --        --
SP PIMCO Total Return Portfolio...............       2,290        --        --
SP Prudential U.S. Emerging Growth Portfolio..      84,614        --        --
SP Small/Mid-Cap Value Portfolio..............      60,840        --        --
SP Strategic Partners Focused Growth Portfolio      25,772        --        --
                                               -----------  --------      ----
Total......................................... $25,040,572  $470,907      1.88%
                                               ===========  ========      ====



B.  Commissions Paid to Other Affiliated Brokers



                                                                                   % of
                                                                    Commissions Commissions
                Portfolio                     Affiliated Broker        Paid        Paid
                ---------                  ------------------------ ----------- -----------
Equity Portfolio.......................... Salomon Smith Barney       $92,297      1.01%
SP Small/Mid-Cap Value Portfolio.......... Fidelity Capital Markets       867      1.42%
SP Large Cap Value Portfolio.............. Fidelity Capital Markets        85      0.51%
SP PIMCO High Yield Portfolio............. Deutsche Bank                  583      42.4%
SP Deutsche International Equity Portfolio DB Alex Brown                  703      0.69%
                                           ------------------------   -------      ----
Total.....................................                            $94,535      0.37%
                                                                      =======      ====


                      Commissions Paid by the Portfolios
                         Year Ended December 31, 2000


                                                                  Aggregate  Commissions
                           Portfolio                             Commissions Paid to PSI
                           ---------                             ----------- -----------
Conservative Balanced Portfolio................................. $  871,168   $  3,837
Diversified Bond Portfolio......................................         --         --
Diversified Conservative Growth Portfolio.......................    116,000        375
Equity Portfolio................................................  8,844,672    236,518
Flexible Managed Portfolio......................................  3,277,559     20,378
Global Portfolio................................................  2,945,617         --
Government Income Portfolio.....................................         --         --
High Yield Bond Portfolio.......................................      5,944         --
Jennison Portfolio (formerly, Prudential Jennison Portfolio)....  3,576,595    235,120
Jennison 20/20 Focus Portfolio (formerly, 20/20 Focus Portfolio)    315,819        258
Money Market Portfolio..........................................         --         --
Natural Resources Portfolio.....................................    300,465      3,600
Small Capitalization Stock Portfolio............................    415,780         --
Stock Index Portfolio...........................................    153,073         --

                                                                             Aggregate  Commissions
                                 Portfolio                                  Commissions Paid to PSI
                                 ---------                                  ----------- -----------
Value Portfolio............................................................   5,470,640   143,551
Zero Coupon Bond Portfolio 2005............................................          --        --
SP Aggressive Growth Asset Allocation Portfolio............................          --        --
SP AIM Aggressive Growth Portfolio.........................................       1,927        --
SP AIM Core Equity Portfolio (formerly, SP AIM Growth and Income Portfolio)       2,936        --
SP Alliance Large Cap Growth Portfolio.....................................       7,107        --
SP Alliance Technology Portfolio...........................................       3,666        --
SP Balanced Asset Allocation Portfolio.....................................          --        --
SP Conservative Asset Allocation Portfolio.................................          --        --
SP Davis Value Portfolio...................................................      11,989        --
SP Deutsche International Equity Portfolio.................................      22,883        --
SP Growth Asset Allocation Portfolio.......................................          --        --
SP INVESCO Small Company Growth Portfolio..................................       4,228        --
SP Jennison International Growth Portfolio.................................      24,014        --
SP Large Cap Value Portfolio...............................................       1,113        --
SP MFS Capital Opportunities Portfolio.....................................       4,220        --
SP MFS Mid-Cap Growth Portfolio............................................       1,690        --
SP PIMCO High Yield Portfolio..............................................          --        --
SP PIMCO Total Return Portfolio............................................          --        --
SP Prudential U.S. Emerging Growth Portfolio...............................       4,555        --
SP Small/Mid-Cap Value Portfolio...........................................       3,647        --
SP Strategic Partners Focused Growth Portfolio.............................       7,854        --
                                                                            -----------  --------
Total...................................................................... $26,395,161  $643,637
                                                                            ===========  ========


                      Commissions Paid by the Portfolios
                         Year Ended December 31, 1999


                                                    Aggregate  Commissions
                    Portfolio                      Commissions Paid to PSI
                    ---------                      ----------- -----------
Conservative Balanced Portfolio................... $  280,871   $  2,600
Value Portfolio...................................  1,751,497     69,381
Flexible Managed Portfolio........................    782,063     10,257
High Yield Portfolio..............................     11,184         --
Jennison (formerly, Prudential Jennison) Portfolio  1,843,765    188,075
Natural Resources Portfolio.......................    467,448      3,431
Small Capitalization Stock Portfolio..............    258,130         --
Stock Index Portfolio.............................    161,051         --
Equity Portfolio..................................  2,503,195    319,224
                                                   ----------   --------
Total............................................. $8,059,204   $592,968
                                                   ==========   ========

III. Taxation of the Fund

  The Fund intends to qualify as regulated investment company under Subchapter M of the Internal Code of 1986, as amended (the "Code"). The Fund generally will not be subject to federal income tax to the extent it distributes to shareholders its net investment income and net capital gains in the manner required by the Code. There is a 4% excise tax on the undistributed income of a regulated investment company if that company fails to distribute the required percentage of its net investment income and net capital gains. The Fund intends to employ practices that will eliminate or minimize this excise tax.

  Federal tax law requires that the assets underlying variable contracts, including the Fund, meet certain diversification requirements. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, whichever is applicable.

  Some foreign securities purchased by the Portfolios may be subject to foreign taxes which could reduce the return on those securities.

  This is a general and brief summary of the tax laws and regulations applicable to the Fund. The law and regulations may change. You should consult a tax adviser for complete information and advice.

IV. Custodian and Transfer Agent


  State Street Bank and Trust Company (State Street), 801 Pennsylvania, Kansas City, MO 64105, is the custodian of the assets held by all the Portfolios. State Street is also the custodian of the assets held in connection with repurchase agreements entered into by the Portfolios, and is authorized to use the facilities of the Depository Trust Company and the facilities of the book-entry system of the Federal Reserve Bank with respect to securities held by these Portfolios. State Street employs subcustodians, for the purpose of providing custodial service for the Fund's foreign assets held outside the United States. The transfer agent is Prudential Mutual Fund Series LLC (PMFS), 194 Wood Avenue South, Iselin, NJ 08830. For performance by PMFS pursuant to the Transfer Agency and Service Agreement, the Fund pays to PMFS an annual fee of $125,000 and certain out-of-pocket expense including, but not limited to; postage, stationery, printing, allocable communication costs, microfilm or microfiche, and expense incurred at the specific direction of the Fund.


V. Experts


  The financial statements of the Fund as of December 31, 2001 incorporated by reference in this statement of additional information have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, NY 10036.


VI. Licenses


  As part of the Investment Advisory Agreement, PI has granted the Fund a royalty-free, non-exclusive license to use the words "The Prudential" and "Prudential" and its registered service mark of a rock representing the Rock of Gibraltar.

However, PI may terminate this license if PI or a company affiliated with it ceases to be the Fund's investment adviser. PIFM may also terminate the license for any other reason upon 60 days' written notice; but, in this event, the Investment Advisory Agreement shall also terminate 120 days following receipt by the Fund of such notice, unless a majority of the outstanding voting securities of the Fund vote to continue the Agreement notwithstanding termination of the license.


  The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to Contract owners or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index or the S&P SmallCap 600 Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and the S&P 500 Index. The S&P 500 Index and the S&P SmallCap 600 Index are determined, composed and calculated by S&P without regard to the Fund, the Stock Index Portfolio or the Small Capitalization Stock Portfolio. S&P has no obligation to take the needs of the Fund or the Contract owners into consideration in determining, composing or calculating the S&P 500 Index or the S&P SmallCap 600 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund shares or the timing of the issuance or sale of those shares or in the determination or calculation of the equation by which the shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund shares.

  S&P Does Not Guarantee The Accuracy And/Or The Completeness Of The S&P 500 Index, The S&P Smallcap 600 Index Or Any Data Included Therein And S&P Shall Have No Liability For Any Errors, Omissions, Or Interruptions Therein. S&P Makes No Warranty, Express Or Implied As To Results To Be Obtained By The Fund, Contract Owners, Or Any Other Person Or Entity From The Use Of The S&P 500 Index, The S&P Smallcap 600 Index Or Any Data Included Therein. S&P Makes No Express Or Implied Warranties, And Expressly Disclaims All Warranties Of Merchantability Or Fitness For A Particular Purpose Or Use With Respect To The S&P 500 Index, The S&P Smallcap 600 Index Or Any Data Included Therein. Without Limiting Any Of The Foregoing, In No Event Shall S&P Have Any Liability For Any Special, Punitive, Indirect, Or Consequential Damages (Including Lost Profits), Even If Notified Of The Possibility Of Such Damages.

                            MANAGEMENT OF THE FUND



  Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended (the Investment Company Act or the 1940 Act) are referred to as "Independent Directors." Directors who are deemed to be "interested persons" of the Fund are referred to as "Interested Directors." "Fund Complex" consists of the Fund and any other investment companies managed by Prudential Investments LLC (PI).



                             Independent Directors



                                                                                                     Number of
                                         Term of                                                   Portfolios in
                                      Office*** and                                                Fund Complex
                            Position    Length of               Principal Occupations               Overseen by
  Name, Address** and Age   With Fund  Time Served               During Past 5 Years                 Director
  -----------------------   --------- -------------             ---------------------              -------------
Eugene C. Dorsey (75)       Director   Since 2001   Retired President, Chief Executive Officer and      78
                                                    Trustee of the Gannett Foundation (now
                                                    Freedom Forum); formerly Publisher of four
                                                    Gannett newspapers and Vice President of
                                                    Gannett Co., Inc.; Chairman of Independent
                                                    Sector, Washington, D.C. (largest national
                                                    coalition of philanthropic organizations);
                                                    Chairman of the American Council for the Arts;
                                                    formerly Director of the Advisory Board of
                                                    Chase Manhattan Bank of Rochester.

Saul K. Fenster, Ph.D. (69) Director   Since 1983   President (since December 1978) of New              79
                                                    Jersey Institute of Technology; Commissioner
                                                    (since 1998) of the Middle States Association
                                                    Commission on Higher Education;
                                                    Commissioner (since 1985) of the New Jersey
                                                    Commission on Science and Technology;
                                                    Director (since 1998), Society of
                                                    Manufacturing Engineering Education
                                                    Foundation; formerly a director or trustee of
                                                    Liberty Science Center, Research and
                                                    Development Council of New Jersey, New
                                                    Jersey State Chamber of Commerce, and
                                                    National Action Council for Minorities in
                                                    Engineering.

Delayne Dedrick Gold (63)   Director   Since 2001   Marketing Consultant.                               89

Robert E. La Blanc (68)     Director   Since 2001   President (since 1981) of Robert E. La Blanc        74
                                                    Associates, Inc. (telecommunications);
                                                    formerly General Partner at Salomon Brothers
                                                    and Vice-Chairman of Continental Telecom.
                                                    Trustee of Manhattan College.












                                       Other
                                   Directorships
                                    Held by the
  Name, Address** and Age          Director****
  -----------------------          -------------
Eugene C. Dorsey (75)       Director, First Financial
                            Fund, Inc. and The High
                            Yield Plus Fund, Inc.








Saul K. Fenster, Ph.D. (69) Member (since 2000),
                            Board of Directors of IDT
                            Corporation.












Delayne Dedrick Gold (63)

Robert E. La Blanc (68)     Director of Storage
                            Technology Corporation
                            (computers, since 1979),
                            Chartered Semiconductor
                            Manufacturing, Ltd.
                            (Singapore)(since 1998),
                            Titan Corporation
                            (defense, electronics,
                            since 1995) and Salient 3
                            Communications, Inc.
                            (technology, since 1995).
                            Director of First Financial
                            Fund, Inc. and The High
                            Yield Plus Fund, Inc.

                                                                                                        Number of
                                          Term of                                                     Portfolios in
                                       Office*** and                                                  Fund Complex
                             Position    Length of                Principal Occupations                Overseen by
  Name, Address** and Age    With Fund  Time Served                During Past 5 Years                  Director
  -----------------------    --------- -------------              ---------------------               -------------

Douglas H. McCorkindale (63) Director   Since 2001   Chairman (since February 2001), Chief                 75
                                                     Executive Officer (since June 2000) and
                                                     President (since September 1997) of Gannett
                                                     Co. Inc. (publishing and media); formerly Vice
                                                     Chairman (March 1984-May 2000) of Gannett
                                                     Co. Inc.

W. Scott McDonald, Jr. (65)  Director   Since 1983   Vice President (since 1997) of Kaludis                79
                                                     Consulting Group, Inc. (a Sallie Mae company
                                                     serving higher education); Formerly principal
                                                     (1993-1997), Scott McDonald & Associates;
                                                     Chief Operating Officer (1991-1995), Fairleigh
                                                     Dickinson University; Executive Vice President
                                                     and Chief Operating Officer (1975-1991), Drew
                                                     University; interim President (1988-1990),
                                                     Drew University and founding director of
                                                     School, College and University Underwriters
                                                     Ltd.

Thomas T. Mooney (60)        Director   Since 2001   President of the Greater Rochester Metro              95
                                                     Chamber of Commerce; formerly Rochester
                                                     City Manager; formerly Deputy Monroe County
                                                     Executive; Trustee of Center for Governmental
                                                     Research, Inc.; Director of Blue Cross of
                                                     Rochester, Monroe County Water Authority and
                                                     Executive Service Corps of Rochester.

Stephen P. Munn (59)         Director   Since 2001   Formerly Chief Executive Officer (1998-2001)          73
                                                     and President of Carlisle Companies
                                                     Incorporated.





Richard A. Redeker (58)      Director   Since 2001   Formerly, Management Consultant of                    73
                                                     Investment, Inc. (August 2001-October 2001);
                                                     formerly employee of Prudential Investments
                                                     (October 1996-December 1998); formerly,
                                                     President, Chief Executive Officer and Director
                                                     (October 1993-September 1996) of Prudential
                                                     Mutual Fund Management, Inc. (PMF);
                                                     Executive Vice President, Director and Member
                                                     of the Operating Committee (October 1993-
                                                     September 1996) of Prudential Securities
                                                     Incorporated (Prudential Securities); Director
                                                     (October 1993-September 1996) of Prudential
                                                     Securities Group, Inc.; Executive Vice President
                                                     (January 1994-September 1996) of The
                                                     Prudential Investment Corporation; Director
                                                     (January 1994-September 1996) of Prudential
                                                     Mutual Fund Distributors, Inc. and Prudential
                                                     Mutual Fund Services, Inc.



                                        Other
                                    Directorships
                                     Held by the
  Name, Address** and Age           Director****
  -----------------------           -------------

Douglas H. McCorkindale (63) Director of Gannett Co.,
                             Inc., Continental Airlines,
                             Inc., and (since May 2001)
                             Lockheed Martin Corp.
                             (aerospace and defense).


W. Scott McDonald, Jr. (65)               --











Thomas T. Mooney (60)        Director, President and
                             Treasurer of First Financial
                             Fund, Inc. and The High
                             Yield Plus Fund, Inc.




Stephen P. Munn (59)         Chairman of the Board
                             (since January 1994) and
                             Director (since 1988) of
                             Carlisle Companies
                             Incorporated
                             (manufacturer of industrial
                             products).

Richard A. Redeker (58)                   --


















                                                                                                    Number of
                                      Term of                                                     Portfolios in
                                   Office*** and                                                  Fund Complex
                         Position    Length of                Principal Occupations                Overseen by
Name, Address** and Age  With Fund  Time Served                During Past 5 Years                  Director
-----------------------  --------- -------------              ---------------------               -------------

Robin B. Smith (62)      Director   Since 2001   Chairman and Chief Executive Officer (since           69
                                                 August 1996) of Publishers Clearing House
                                                 (publishing), formerly President and Chief
                                                 Executive Officer (January 1988-August 1996)
                                                 of Publishers Clearing House.

Stephen Stoneburn (58)   Director   Since 2001   President and Chief Executive Officer (since          74
                                                 June 1996) of Quadrant Media Corp. (a
                                                 publishing company); formerly President (June
                                                 1995-June 1996) of Argus Integrated Media,
                                                 Inc.; Senior Vice President and Managing
                                                 Director (January 1993-1995) of Cowles
                                                 Business Media and Senior Vice President of
                                                 Fairchild Publications, Inc (1975-1989).

Nancy H. Teeters (71)    Director   Since 2001   Economist; Formerly Vice President and Chief          72
                                                 Economist of International Business Machines
                                                 Corporation; Director of Inland Steel Industries
                                                 (July 1984-1999); Formerly Governor of the
                                                 Federal Reserve (September 1978 - June
                                                 1984).

Joseph Weber, Ph.D. (78) Director   Since 1993   Vice President, Finance, Interclass                   62
                                                 (international corporate learning) since 1991;
                                                 formerly President, The Alliance for Learning;
                                                 retired Vice President, Member of the Board of
                                                 Directors and Member of the Executive and
                                                 Operating Committees, Hoffmann-LaRoche Inc;
                                                 Member, Board of Overseers, New Jersey
                                                 Institute of Technology. Trustee and Vice
                                                 Chairman Emeritus, Fairleigh Dickinson
                                                 University.

Louis A. Weil, III (61)  Director   Since 2001   Formerly Chairman (January 1999-July 2000),           73
                                                 President and Chief Executive Officer (January
                                                 1996-July 2000) and Director (since
                                                 September 1991) of Central Newspapers, Inc.;
                                                 formerly Chairman of the Board (January 1996-
                                                 July 2000), Publisher and Chief Executive
                                                 Officer (August 1991-December 1995) of
                                                 Phoenix Newspapers, Inc.

Clay T. Whitehead (63)   Director   Since 2001   President (since 1983) of National Exchange           91
                                                 Inc. (new business development firm).



                                  Other
                              Directorships
                               Held by the
Name, Address** and Age       Director****
-----------------------       -------------

Robin B. Smith (62)      Director of BellSouth
                         Corporation (since 1992)
                         and Kmart Corporation
                         (retail) (since 1996).


Stephen Stoneburn (58)              --








Nancy H. Teeters (71)               --






Joseph Weber, Ph.D. (78)            --










Louis A. Weil, III (61)             --








Clay T. Whitehead (63)              --


                             Interested Directors



                                                                                                          Number of
                                             Term of                                                    Portfolios in
                                          Office*** and                                                 Fund Complex
                              Position      Length of                Principal Occupations               Overseen by
  Name, Address** and Age     With Fund    Time Served                During Past 5 Years                 Director
  -----------------------     ---------   -------------              ---------------------              -------------
*Robert F. Gunia (55)       Vice           Since 2001   Executive Vice President and Chief                   112
                            President and               Administrative Officer (since June 1999) of PI;
                            Director                    Executive Vice President and Treasurer (since
                                                        January 1996) of PI; President (since April
                                                        1999) of Prudential Investment Management
                                                        Services LLC (PIMS); Corporate Vice President
                                                        (since September 1997) of The Prudential
                                                        Insurance Company of America (Prudential);
                                                        formerly Senior Vice President (March 1987-
                                                        May 1999) of Prudential Securities; formerly
                                                        Chief Administrative Officer (July 1989-
                                                        September 1996), Director (January 1989-
                                                        September 1996) and Executive Vice President,
                                                        Treasurer and Chief Financial Officer (June
                                                        1987-December 1996) of PMF. Vice President
                                                        and Director (since May 1992) of Nicholas-
                                                        Applegate Fund, Inc.

*David R. Odenath, Jr. (45) Chairman and   Since 1999   President, Chief Executive Officer and Chief         115
                            Director                    Operating Officer (since June 1999) of PI;
                                                        Senior Vice President (since June 1999) of
                                                        Prudential; formerly Senior Vice President
                                                        (August 1993-May 1999) of PaineWebber
                                                        Group, Inc.

*Judy A. Rice (54)          Vice           Since 2001   Executive Vice President (since 1999) of PI;         111
                            President and               formerly various positions to Senior Vice
                            Director                    President (1992-1999) of Prudential Securities;
                                                        and various positions to Managing Director
                                                        (1975-1992) of Salomon Smith Barney;
                                                        Member of Board of Governors of the Money
                                                        Management Institute; Member of the
                                                        Prudential Securities Operating Council and a
                                                        Member of the Board of Directors for the
                                                        National Association for Variable Annuities.



                                      Other
                                  Directorships
                                   Held by the
  Name, Address** and Age         Director****
  -----------------------         -------------
*Robert F. Gunia (55)       Vice President and
                            Director (since May 1989)
                            of The Asia Pacific Fund,
                            Inc.














*David R. Odenath, Jr. (45)            --






*Judy A. Rice (54)                     --










  Information pertaining to the Officers of the Fund who are not also Directors is set forth below.



                                   Officers



                                               Term of
                                            Office*** and
                             Position         Length of
Name, Address** and Age     With Trust       Time Served
-----------------------     ----------      -------------
Grace C. Torres (42)    Treasurer and        Since 1997
                        Principal Financial
                        and Accounting
                        Officer

Jeffrey Scarbel (38)    Assistant Treasurer  Since 2000


Jonathan D. Shain (43)  Secretary            Since 2001




William V. Healey (48)  Assistant Secretary  Since 1999












                                                   Principal Occupations
Name, Address** and Age                             During Past 5 Years
-----------------------                            ---------------------
Grace C. Torres (42)
                        Senior Vice President (since January 2000) of PI; formerly First Vice
                        President (December 1996-January 2000) of PIFM and First Vice President
                        (March 1993-1999) of Prudential Securities.

Jeffrey Scarbel (38)    Vice President (since November 2000) of PI; formerly Director (October
                        1996-November 2000) of PI.

Jonathan D. Shain (43)  Vice President and Corporate Counsel (since August 1998) of Prudential;
                        formerly Attorney with Fleet Bank, N.A. (January 1997-July 1998) and
                        Associate Counsel (August 1994-January 1997) of New York Life
                        Insurance Company.

William V. Healey (48)  Vice President and Associate General Counsel (since 1998) of Prudential;
                        Executive Vice President, Secretary and Chief Legal Officer (since February
                        1999) of PI; Senior Vice President, Chief Legal Officer and Secretary (since
                        December 1998) of PIMS; Executive Vice President, Chief Legal Officer and
                        Secretary (since February 1999) of Prudential Mutual Fund Services LLC;
                        Director (since June 1999) of ICI Mutual Insurance Company; prior to
                        August 1998, Associate General Counsel of the Dreyfus Corporation
                        (Dreyfus), a subsidiary of Mellon Bank, N.A. (Mellon Bank), and an officer and/or director of various affiliates of Mellon Bank and Dreyfus.

----------

* "Interested" Director, as defined in the 1940 Act, by reason of employment with the Manager (as defined below), and/or the Distributor (as defined below).


**  Unless otherwise noted, the address of the Directors and Officers is c/o:
    Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.


*** There is no set term of office for Directors and Officers. The Independent
    Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows how long they have served as Director and/or Officer.


**** This column includes only directorships of companies required to register, or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.



  The Fund has Directors who oversee the actions of the Fund's Manager, each subadviser and Distributor, and decide upon matters of general policy. The Directors also review the actions of the Fund's Officers, who conduct and supervise the daily business operations of the Fund.



  Directors and Officers of the Fund are also trustees, directors and officers of some or all of the other investment companies advised by the Fund's Manager and distributed by PIMS.



  The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The Board has adopted a grandfather provision permitting Mr. Weber to serve until December 31, 2002.



  Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Interested Directors of the Fund.

                           Standing Board Committees



  The Board of Directors has established two standing committees in connection with governance of the Fund--Audit and Nominating.



  The Audit Committee consists of all of the Independent Directors. The responsibilities of the Audit Committee are to assist the Board of Directors in overseeing the Fund's independent accountants, accounting policies and procedures, and other areas relating to each Fund's auditing processes. The function of the Audit Committee and the Board of Directors is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent accountants' responsibility to plan and carry out a proper audit. The independent accountants are responsible to the Board of Directors and the Audit Committee. The Audit Committee met four times during the fiscal year ended December 31, 2001.



  The Nominating Committee consists of all of the Independent Directors. This Committee interviews and recommends to the Board persons to be nominated for election as Directors by the Fund's shareholders and selects and proposes nominees for election by the Board between annual meetings. This Committee does not normally consider candidates proposed by shareholders for election as Directors. The Nominating Committee reviews each Director's investment in the Fund, matters relating to Director compensation and expenses and compliance with the Fund's retirement policy. The Nominating Committee also reviews the independence of Directors serving on the Board and recommends to the Board Independent Directors to be selected for membership on Board Committees. The Nominating Committee did not meet during the fiscal year ended December 31, 2001.



  The Board of Directors has also approved participation in an Executive Committee designed to coordinate the governance of all of the mutual funds in the Prudential mutual fund complex. The role of the Executive Committee is solely advisory and consultative, without derogation of any of the duties or responsibilities of the Board of Directors. The following Independent Directors serve on the Executive Committee: Eugene C. Dorsey, Thomas T. Mooney, Nancy H. Teeters, and Clay T. Whitehead. The responsibilities of the Executive Committee include: facilitating communication and coordination between the Independent Directors and fund management on issues that affect more than one fund; serving as a liaison between the boards of directors/trustees of funds and fund management; developing, in consultation with outside counsel and management, draft agendas for board meetings; reviewing and recommending changes to Board practices and monitoring and supervising the performance of legal counsel to the funds and the Independent Directors.


  The Fund pays each of its Directors who is not an affiliated person of the Manager or the Subadvisers annual compensation in addition to certain out-of-pocket expenses. Directors who serve on the committees may receive additional compensation. The amount of compensation paid to each Independent Director may change as result of the creation of additional funds upon whose Boards the Directors may be asked to serve.



  Independent Directors may defer receipt of their Directors' fees pursuant to a deferred fee agreement with the Fund. Under the terms of such agreement, the Fund accrues daily the amount of Director's fees which accrues interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury bills at the beginning of each calendar quarter or, pursuant to a Commission exemptive order, at the daily rate of return of any Prudential mutual fund. Payment of the interest so accrued is also deferred and becomes payable at the option of the Directors. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.



  The Fund has no retirement or pension plan for its Directors.

  The following tables sets forth the aggregate compensation paid by the Fund for the fiscal year ended December 31, 2001 to the Independent Directors. The table also shows aggregate compensation paid to those Directors for service on the Fund's Board and the Board of any other investment companies managed by PI (the Fund Complex), for the calendar year ended December 31, 2001.



                              Compensation Table



                                                   Pension Or       Total 2001
                                                   Retirement      Compensation
                                    Aggregate   Benefits Accrued   From Fund and
                                   Compensation As Part of Fund  Fund Complex Paid
Name and Position/(1)/              From Fund       Expenses       to Directors
---------------------              ------------ ---------------- -----------------
Eugene C. Dorsey-Director**.......   $27,125          None        $120,833(16/78)*
Saul K. Fenster, Ph.D.-Director...   $38,477          None        $110,332(21/79)*
Delayne Dedrick Gold-Director.....   $42,750          None        $173,000(37/89)*
Maurice F. Holmes-Director/(2)/...   $15,772          None        $  55,333(5/58)*
Robert E. La Blanc-Director.......   $21,939          None        $115,333(18/74)*
Douglas H. McCorkindale-Director**   $37,525          None        $110,000(17/75)*
W. Scott McDonald, Jr.-Director**.   $38,310          None        $115,000(21/79)*
Thomas T. Mooney-Director**.......   $49,467          None        $164,000(21/79)*
Stephen P. Munn-Director..........   $36,197          None        $114,000(24/73)*
Richard A. Redeker-Director.......   $34,350          None        $110,000(24/73)*
Robin B. Smith-Director**.........   $29,713          None        $114,500(26/69)*
Stephen Stoneburn-Director........   $22,556          None        $110,332(26/69)*
Nancy H. Teeters-Director.........   $19,075          None        $118,000(25/72)*
Joseph Weber, Ph.D.-Director......   $15,760          None        $  55,000(5/62)*
Louis A. Weil, III-Director.......   $35,117          None        $113,667(24/73)*
Clay T. Whitehead-Director........   $48,200          None        $173,000(30/91)*

----------

/(1)/ Interested Directors do not receive compensation from the Fund or any fund in the Fund Complex.


/(2)/ Mr. Holmes resigned from the Board effective March 1, 2002.


* Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.


** Although the last column shows the total amount paid to Directors from the Fund Complex during the calendar year ended December 31, 2001, such compensation was deferred at the election of the Directors, in total or in part, under the Fund's deferred fee agreement. Including accrued interest and the selected Prudential Fund's rate of return on amounts deferred through December 31, 2001, the total amount of compensation for the year amounted to $135,070, $91,273, $115,056, $148,850 and $80,106 for Messrs.
    Dorsey, McCorkindale, McDonald, Mooney, and Ms. Smith, respectively.

  The following table sets forth the dollar range of Fund securities held by each Director as of December 31, 2001 (Fund securities are held indirectly through variable insurance contracts). The table also includes the aggregate dollar range of securities held by each Director in all funds in the Fund Complex overseen by that Director as of December 31, 2001.


                        Director Share Ownership Table



                             Independent Directors



                                                Aggregate Dollar Range
                                                   of Securities in
                                                    All Registered
                                  Dollar Range   Investment Companies
                                  of Securities  Overseen By Director
          Name of Director         in the Fund     in Fund Complex
          ----------------        ------------- ----------------------
          Eugene C. Dorsey.......      --           $10,001-50,000
          Saul K. Fenster........      --          $50,001-100,000
          Delayne Dedrick Gold...      --            over $100,000
          Maurice F. Holmes......      --               none
          Robert E. La Blanc.....      --            over $100,000
          Douglas H. McCorkindale      --            over $100,000
          W. Scott McDonald, Jr..      --            over $100,000
          Thomas T. Mooney.......      --            over $100,000
          Stephen P. Munn........      --            over $100,000
          Richard A. Redeker..... over $100,000      over $100,000
          Robin B. Smith.........      --            over $100,000
          Stephen Stoneburn......      --            over $100,000
          Nancy H. Teeters.......      --                $1-10,000
          Joseph Weber...........      --               none
          Louis A. Weil, III.....      --            over $100,000
          Clay T. Whitehead......      --          $50,001-100,000



                             Interested Directors



                                               Aggregate Dollar Range
                                                  of Securities in
                                                   All Registered
                                 Dollar Range   Investment Companies
                                 of Securities  Overseen By Director
           Name of Director       in the Fund     in Fund Complex
           ----------------      ------------- ----------------------
           Robert F. Gunia......      --           over $100,000
           David R. Odenath, Jr.      --           over $100,000
           Judy A. Rice.........      --           over $100,000

  The following table sets forth information regarding each class of securities owned beneficially or of record by each Independent Director, and his/her immediate family members, in an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund as of December 31, 2001.



                                 Name of
                               Owners and
                              Relationships          Title    Value of  Percent
Name of Director               to Director  Company of Class Securities of Class
----------------              ------------- ------- -------- ---------- --------
Eugene C. Dorsey.............      --         --       --        --        --
Saul K. Fenster..............      --         --       --        --        --
Delayne Dedrick Gold.........      --         --       --        --        --
Maurice F. Holmes............      --         --       --        --        --
Robert E. La Blanc...........      --         --       --        --        --
Douglas H. McCorkindale......      --         --       --        --        --
W. Scott McDonald, Jr........      --         --       --        --        --
Thomas T. Mooney.............      --         --       --        --        --
Stephen P. Munn..............      --         --       --        --        --
Richard A. Redeker...........      --         --       --        --        --
Robin B. Smith...............      --         --       --        --        --
Stephen Stoneburn............      --         --       --        --        --
Nancy H. Teeters.............      --         --       --        --        --
Joseph Weber.................      --         --       --        --        --
Louis A. Weil, III...........      --         --       --        --        --
Clay T. Whitehead............      --         --       --        --        --



              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES





  As of April 5, 2002, the following separate accounts owned more than 5% of the outstanding shares of any Portfolio of the Fund:





                                                                  Total Shares
Portfolio          Account Name Registration (Owner) Shares Owned in Portfolio
---------          ------------ -------------------- ------------ -------------
--MONEY MARKET.... PRU PDISC     SEPARATE ACCOUNTS   12667115.559 129040917.775
--MONEY MARKET.... PRU PDISC     SEPARATE ACCOUNTS   12667115.559 129040917.775
--MONEY MARKET.... PRU QVIP      SEPARATE ACCOUNTS    8794259.153
--MONEY MARKET.... PRU PVAL 60   SEPARATE ACCOUNTS    9284735.954
--MONEY MARKET.... PLAZ DISCB    SEPARATE ACCOUNTS   36148477.192
--MONEY MARKET.... PLAZ VUL      SEPARATE ACCOUNTS   17288760.394
--DIVERSIFIED BOND PRU PDISC     SEPARATE ACCOUNTS    7710055.272 122406596.356
--DIVERSIFIED BOND PRU QVIP      SEPARATE ACCOUNTS    8270373.500
--DIVERSIFIED BOND PRU PVAL 60   SEPARATE ACCOUNTS    8343443.317
--DIVERSIFIED BOND PLAZ VAL      SEPARATE ACCOUNTS    6976155.622
--DIVERSIFIED BOND PLAZ DISCB    SEPARATE ACCOUNTS   51151107.993
--GOV'T INCOME.... PRU PVAL 90   SEPARATE ACCOUNTS    2757740.373  29452538.035
--GOV'T INCOME.... PRU PDISC     SEPARATE ACCOUNTS    5931427.749
--GOV'T INCOME.... VCA 24        PRU MEDLEY           2847827.018
--GOV'T INCOME.... PRU QVIP      SEPARATE ACCOUNTS    4676359.182
--GOV'T INCOME.... PRU PVAL 60   SEPARATE ACCOUNTS    4236531.083
--GOV'T INCOME.... PRU VIP       SEPARATE ACCOUNTS    2889110.835

                                                                  Total Shares
Portfolio          Account Name Registration (Owner) Shares Owned in Portfolio
---------          ------------ -------------------- ------------ -------------
--GOV'T INCOME.... PLAZ PSELI    SEPARATE ACCOUNTS    3952264.666
--ZERO COUPON 2005 PRU PVAL 90   SEPARATE ACCOUNTS     755635.313   4137631.916
--ZERO COUPON 2005 PRU PVAL 60   SEPARATE ACCOUNTS    1461754.136
--ZERO COUPON 2005 PLAZ PSELI    SEPARATE ACCOUNTS    1727838.779
--CONS BALANCED... PRU PVAL 90   SEPARATE ACCOUNTS   32615800.226 235311472.530
--CONS BALANCED... PRU PDISC     SEPARATE ACCOUNTS   28155496.279
--CONS BALANCED... PRU PVAL 60   SEPARATE ACCOUNTS   36389100.298
--CONS BALANCED... PRU VIP       SEPARATE ACCOUNTS   17820539.680
--CONS BALANCED... PLAZ VAL      SEPARATE ACCOUNTS   36093932.354
--CONS BALANCED... PRU QVIP      SEPARATE ACCOUNTS   39438449.963
--FLEX MANAGED.... PRU PVAL 90   SEPARATE ACCOUNTS   32846400.990 262383025.774
--FLEX MANAGED.... PRU PDISC     SEPARATE ACCOUNTS   14753660.614
--FLEX MANAGED.... PRU QVIP      SEPARATE ACCOUNTS   38092205.099
--FLEX MANAGED.... PRU PVAL 60   SEPARATE ACCOUNTS   52093489.865
--FLEX MANAGED.... PLAZ VAL      SEPARATE ACCOUNTS   62520211.000
--HIGH YIELD...... PRU PDISC     SEPARATE ACCOUNTS    8515228.631 144336494.823
--HIGH YIELD...... PRU PVAL 60   SEPARATE ACCOUNTS    8193003.386
--HIGH YIELD...... PLAZ DISCB    SEPARATE ACCOUNTS   48460458.201
--HIGH YIELD...... PLAZ VUL      SEPARATE ACCOUNTS   42865655.831
--STOCK INDEX..... PRU PVAL 90   SEPARATE ACCOUNTS    9238703.114 107816793.637
--STOCK INDEX..... PRU PDISC     SEPARATE ACCOUNTS    8540221.283
--STOCK INDEX..... VCA 24        PRU MEDLEY          10771670.992
--STOCK INDEX..... PRU QVIP      SEPARATE ACCOUNTS   10486743.619
--STOCK INDEX..... PRU PVAL 60   SEPARATE ACCOUNTS   17130272.187
--STOCK INDEX..... PLAZ DISCB    SEPARATE ACCOUNTS   20702870.384
--STOCK INDEX..... PLAZ VAL      SEPARATE ACCOUNTS    5749190.373
--VALUE........... PRU PVAL 90   SEPARATE ACCOUNTS    9244852.161  99338368.709
--VALUE........... PRU PDISC     SEPARATE ACCOUNTS   16009356.233
--VALUE........... PRU QVIP      SEPARATE ACCOUNTS   11668960.010
--VALUE........... PRU PVAL 60   SEPARATE ACCOUNTS   18496378.469
--VALUE........... PLAZ DISCB    SEPARATE ACCOUNTS   23765393.777
--VALUE........... PLAZ VAL      SEPARATE ACCOUNTS    4995695.593
--EQUITY.......... PRU PDISC     SEPARATE ACCOUNTS   19945219.180 223597976.008
--EQUITY.......... VCA 24        PRU MEDLEY          14223351.162
--EQUITY.......... PRU QVIP      SEPARATE ACCOUNTS   27822589.255
--EQUITY.......... PRU PVAL 60   SEPARATE ACCOUNTS   38876543.662
--EQUITY.......... PLAZ DISCB    SEPARATE ACCOUNTS   23352772.522
--EQUITY.......... PLAZ VAL      SEPARATE ACCOUNTS   32203308.460
--JENNISON........ PRU PVAL 90   SEPARATE ACCOUNTS    6598664.326 117914581.588
--JENNISON........ PRU PDISC     SEPARATE ACCOUNTS   10115581.290
--JENNISON........ PRU QVIP      SEPARATE ACCOUNTS   11662487.031
--JENNISON........ PRU PVAL 60   SEPARATE ACCOUNTS   16908006.567
--JENNISON........ PLAZ DISCB    SEPARATE ACCOUNTS   40891785.893
--JENNISON........ PLAZ VAL      SEPARATE ACCOUNTS    6352753.678
--SMALL CAP....... PRU PVAL 90   SEPARATE ACCOUNTS    2990828.692  40270864.674
--SMALL CAP....... PRU PDISC     SEPARATE ACCOUNTS    4314767.680
--SMALL CAP....... PRU QVIP      SEPARATE ACCOUNTS    4991992.482
--SMALL CAP....... PRU PVAL 60   SEPARATE ACCOUNTS    8889877.248
--SMALL CAP....... PLAZ DISCB    SEPARATE ACCOUNTS    6147971.473
--SMALL CAP....... PLAZ VAL      SEPARATE ACCOUNTS    2665058.845
--SMALL CAP....... PLNJ VAL      SEPARATE ACCOUNTS    3752671.419
--GLOBAL.......... PRU PVAL 90   SEPARATE ACCOUNTS    3056290.898  57296615.246
--GLOBAL.......... PRU PDISC     SEPARATE ACCOUNTS    7060868.052
--GLOBAL.......... VCA 24        PRU MEDLEY           4396146.188
--GLOBAL.......... PRU QVIP      SEPARATE ACCOUNTS    6461726.496
--GLOBAL.......... PRU PVAL 60   SEPARATE ACCOUNTS    8967646.178
--GLOBAL.......... PLAZ DISCB    SEPARATE ACCOUNTS    7099132.679
--GLOBAL.......... PLAZ VAL      SEPARATE ACCOUNTS    2881692.560
--GLOBAL.......... PLAZ VUL      SEPARATE ACCOUNTS    7034326.845
--GLOBAL.......... PLNJ VAL      SEPARATE ACCOUNTS    3727247.638

                                                                                              Total Shares
Portfolio                 Account Name                 Registration (Owner)      Shares Owned in Portfolio
---------                 ------------                 --------------------      ------------ ------------
--NATURAL RESOURCES...... PRU PVAL 90                  SEPARATE ACCOUNTS          3503541.592 17195720.686
--NATURAL RESOURCES...... PRU PDISC                    SEPARATE ACCOUNTS          2232153.302
--NATURAL RESOURCES...... PRU QVIP                     SEPARATE ACCOUNTS          2720312.539
--NATURAL RESOURCES...... PRU PVAL 60                  SEPARATE ACCOUNTS          5044720.452
--NATURAL RESOURCES...... PLAZ VAL                     SEPARATE ACCOUNTS          1526209.500
--20/20 FOCUS............ PLAZ DISCB                   SEPARATE ACCOUNTS          7331040.453  8255392.811
--20/20 FOCUS............ PLNJ DISCSL                  SEPARATE ACCOUNTS           766734.061
--CONS GROWTH............ PLAZ DISCB                   SEPARATE ACCOUNTS         18698945.020 20225153.383
--CONS GROWTH............ PLNJ DISCSL                  SEPARATE ACCOUNTS          1186313.314
--VALUE CLASS 2.......... HARTFORD LIFE INS            HARTFORD LIFE                30431.928    90562.964
--VALUE CLASS 2.......... HARTFORD LIFE & ANNUITY      HARTFORD LIFE & ANNUITY      18499.267
--VALUE CLASS 2.......... SEP ACCT OF PACIFIC LIFE INS PACIFIC LIFE INS CO          41631.769
--EQUITY CLASS 2......... GREAT WEST LIFE & ANNUITY    GREAT WEST LIFE & ANNUITY    29602.759    29970.239
--JENNISON CLASS 2....... HARTFORD LIFE INS            HARTFORD LIFE INS           175655.923  3178380.873
--JENNISON CLASS 2....... OHIO NATIONAL LIFE INS       OHIO NATIONAL LIFE INS      351136.392
--JENNISON CLASS 2....... GOLDEN AMERICAN LIFE INS     GOLDEN AMERICAN LIFE INS   2371182.439
--20/20 FOCUS CLASS 2.... HARTFORD LIFE INS            HARTFORD LIFE INS            75020.243   237275.496
--20/20 FOCUS CLASS 2.... OHIO NATIONAL LIFE INS       OHIO NATIONAL LIFE INS      116601.073
--20/20 FOCUS CLASS 2.... HARTFORD LIFE & ANNUITY      HARTFORD LIFE & ANNUITY      45659.275
--SP AGG GRTH ASSET ALLOC PLAZ DISCB                   SEPARATE ACCOUNTS           228886.247  1433536.786
--SP AGG GRTH ASSET ALLOC SP NON EXCH 3                SEPARATE ACCOUNTS           425969.788
--SP AGG GRTH ASSET ALLOC SP NON EXCH 1                SEPARATE ACCOUNTS           298081.137
--SP AGG GRTH ASSET ALLOC SP NON EXCH 2                SEPARATE ACCOUNTS           200619.983
--SP AGG GRTH ASSET ALLOC PLAZ SPAD 2                  SEPARATE ACCOUNTS            81129.355
--SP AGG GRTH ASSET ALLOC PLAZ SPSEL                   SEPARATE ACCOUNTS           119169.368
--SP AIM AGG GRTH........ SP NON EXCH 3                SEPARATE ACCOUNTS           351082.653  1130068.650
--SP AIM AGG GRTH........ SP NON EXCH 1                SEPARATE ACCOUNTS           219580.360
--SP AIM AGG GRTH........ SP NON EXCH 2                SEPARATE ACCOUNTS           209120.243
--SP AIM AGG GRTH........ PLAZ VULII                   SEPARATE ACCOUNTS           117521.426
--SP AIM AGG GRTH........ PLAZ SPSEL                   SEPARATE ACCOUNTS           145022.552
--SP AIM GROWTH INCOME... SP NON EXCH 3                SEPARATE ACCOUNTS           633403.268  1972060.638
--SP AIM GROWTH INCOME... SP NON EXCH 1                SEPARATE ACCOUNTS           482784.013
--SP AIM GROWTH INCOME... SP NON EXCH 2                SEPARATE ACCOUNTS           365541.391
--SP AIM GROWTH INCOME... PLAZ SPSEL                   SEPARATE ACCOUNTS           286958.788
--SP ALLIANCE LG CAP GRTH PLAZ PSIII                   SEPARATE ACCOUNTS           399768.191  6729305.186
--SP ALLIANCE LG CAP GRTH SP NON EXCH 3                SEPARATE ACCOUNTS           931154.674
--SP ALLIANCE LG CAP GRTH SP NON EXCH 1                SEPARATE ACCOUNTS           656419.996
--SP ALLIANCE LG CAP GRTH SP NON EXCH 2                SEPARATE ACCOUNTS           668354.452
--SP ALLIANCE LG CAP GRTH PLAZ SPSEL                   SEPARATE ACCOUNTS           489536.717
--SP ALLIANCE LG CAP GRTH SP BAL ASSET ALLOC           JEFF SCARBEL (FUND ADMIN)  1199912.781
--SP ALLIANCE LG CAP GRTH SP CON ASSET ALLOC           JEFF SCARBEL (FUND ADMIN)   744692.031
--SP ALLIANCE LG CAP GRTH SP GROWTH ASSET ALLOC        JEFF SCARBEL (FUND ADMIN)  1047716.870
--SP ALLIANCE TECH PORT.. PLAZ DISCB                   SEPARATE ACCOUNTS           147224.540  1583346.203
--SP ALLIANCE TECH PORT.. SP NON EXCH 3                SEPARATE ACCOUNTS           530605.893
--SP ALLIANCE TECH PORT.. SP NON EXCH 1                SEPARATE ACCOUNTS           240641.943
--SP ALLIANCE TECH PORT.. SP NON EXCH 2                SEPARATE ACCOUNTS           376643.322
--SP ALLIANCE TECH PORT.. PLAZ VULII                   SEPARATE ACCOUNTS            92391.610
--SP ALLIANCE TECH PORT.. PLAZ SPSEL                   SEPARATE ACCOUNTS           129674.850
--SP BALANCE ASSET ALLOC. PLAZ DISCB                   SEPARATE ACCOUNTS          1203439.906 10551342.679
--SP BALANCE ASSET ALLOC. SP NON EXCH 3                SEPARATE ACCOUNTS          2638152.519
--SP BALANCE ASSET ALLOC. SP NON EXCH 1                SEPARATE ACCOUNTS          1934410.531
--SP BALANCE ASSET ALLOC. SP NON EXCH 2                SEPARATE ACCOUNTS          1490583.406
--SP BALANCE ASSET ALLOC. PLAZ SPSEL                   SEPARATE ACCOUNTS          1953941.467
--SP CONS ASSET ALLOC.... PLAZ DISCB                   SEPARATE ACCOUNTS           642081.863  7017715.166
--SP CONS ASSET ALLOC.... SP NON EXCH 3                SEPARATE ACCOUNTS          1489794.702
--SP CONS ASSET ALLOC.... SP NON EXCH 1                SEPARATE ACCOUNTS          1510289.777
--SP CONS ASSET ALLOC.... SP NON EXCH 2                SEPARATE ACCOUNTS           942876.763
--SP CONS ASSET ALLOC.... PLAZ SPAD 2                  SEPARATE ACCOUNTS           351602.602
--SP CONS ASSET ALLOC.... PLAZ SPSEL                   SEPARATE ACCOUNTS          1231185.527

                                                                                               Total
                                                                                              Shares
Portfolio                   Account Name            Registration (Owner)      Shares Owned in Portfollio
---------                   ------------            --------------------      ------------ -------------
--DAVIS VALUE.............. SP NON EXCH 3           SEPARATE ACCOUNTS         2586356.131  14071213.400
--DAVIS VALUE.............. SP NON EXCH 1           SEPARATE ACCOUNTS         2065912.702
--DAVIS VALUE.............. SP NON EXCH 2           SEPARATE ACCOUNTS         1562259.871
--DAVIS VALUE.............. PLAZ SPSEL              SEPARATE ACCOUNTS         1399242.438
--DAVIS VALUE.............. SP BAL ASSET ALLOC      JEFF SCARBEL (FUND ADMIN) 1852854.284
--DAVIS VALUE.............. SP CON ASSET ALLOC      JEFF SCARBEL (FUND ADMIN) 1150030.624
--DAVIS VALUE.............. SP GROWTH ASSET ALLOC   JEFF SCARBEL (FUND ADMIN) 1617856.762
--SP DEUTSCHE INT EQUITY... SP NON EXCH 3           SEPARATE ACCOUNTS          750520.956   4517801.070
--SP DEUTSCHE INT EQUITY... SP NON EXCH 1           SEPARATE ACCOUNTS          543150.156
--SP DEUTSCHE INT EQUITY... SP NON EXCH 2           SEPARATE ACCOUNTS          421949.021
--SP DEUTSCHE INT EQUITY... PLAZ VULII              SEPARATE ACCOUNTS          380763.930
--SP DEUTSCHE INT EQUITY... PLAZ SPSEL              SEPARATE ACCOUNTS          393266.225
--SP DEUTSCHE INT EQUITY... SP AGG GRTH ASSET ALLOC JEFF SCARBEL (FUND ADMIN)  255620.781
--SP DEUTSCHE INT EQUITY... SP BAL ASSET ALLOC      JEFF SCARBEL (FUND ADMIN)  645538.538
--SP DEUTSCHE INT EQUITY... SP GROWTH ASSET ALLOC   JEFF SCARBEL (FUND ADMIN)  877103.832
--SP GROWTH ASSET ALLOC.... PLAZ DISCB              SEPARATE ACCOUNTS          792448.727   7855788.968
--SP GROWTH ASSET ALLOC.... SP NON EXCH 3           SEPARATE ACCOUNTS         2243992.164
--SP GROWTH ASSET ALLOC.... SP NON EXCH 1           SEPARATE ACCOUNTS         1274034.074
--SP GROWTH ASSET ALLOC.... SP NON EXCH 2           SEPARATE ACCOUNTS         1512245.937
--SP GROWTH ASSET ALLOC.... PLAZ SPSEL              SEPARATE ACCOUNTS          935719.222
--SP INVESCO SMALL COMP.... PLAZ DISCB              SEPARATE ACCOUNTS          171727.533   1684253.577
--SP INVESCO SMALL COMP.... SP NON EXCH 3           SEPARATE ACCOUNTS          460009.242
--SP INVESCO SMALL COMP.... SP NON EXCH 1           SEPARATE ACCOUNTS          292648.030
--SP INVESCO SMALL COMP.... SP NON EXCH 2           SEPARATE ACCOUNTS          220576.260
--SP INVESCO SMALL COMP.... PLAZ VULII              SEPARATE ACCOUNTS          135200.153
--SP INVESCO SMALL COMP.... PLAZ SPSEL              SEPARATE ACCOUNTS          221646.307
--SP JENNISON INTERNATIONAL SP NON EXCH 3           SEPARATE ACCOUNTS          697148.001   4826269.749
--SP JENNISON INTERNATIONAL SP NON EXCH 1           SEPARATE ACCOUNTS          535939.705
--SP JENNISON INTERNATIONAL SP NON EXCH 2           SEPARATE ACCOUNTS          426243.294
--SP JENNISON INTERNATIONAL PLAZ SPSEL              SEPARATE ACCOUNTS          370707.945
--SP JENNISON INTERNATIONAL SP AGG GRTH ASSET ALLOC JEFF SCARBEL (FUND ADMIN)  346990.592
--SP JENNISON INTERNATIONAL SP BAL ASSET ALLOC      JEFF SCARBEL (FUND ADMIN)  862635.487
--SP JENNISON INTERNATIONAL SP GROWTH ASSET ALLOC   JEFF SCARBEL (FUND ADMIN) 1172130.513
--SP LARGE CAP VALUE....... PRU VARIABLE ANNUITY    PRU VARIABLE ANNUITY       202671.974   3385320.910
--SP LARGE CAP VALUE....... PLAZ DISCB              SEPARATE ACCOUNTS          299301.166
--SP LARGE CAP VALUE....... SP NON EXCH 3           SEPARATE ACCOUNTS          625518.630
--SP LARGE CAP VALUE....... SP NON EXCH 1           SEPARATE ACCOUNTS          611112.923
--SP LARGE CAP VALUE....... SP NON EXCH 2           SEPARATE ACCOUNTS          451233.558
--SP LARGE CAP VALUE....... PLAZ SPSEL              SEPARATE ACCOUNTS          677873.018
--SP MFDS CAPITAL OPP...... PLAZ DISCB              SEPARATE ACCOUNTS          179968.123   1509259.242
--SP MFDS CAPITAL OPP...... SP NON EXCH 3           SEPARATE ACCOUNTS          374930.128
--SP MFDS CAPITAL OPP...... SP NON EXCH 1           SEPARATE ACCOUNTS          325283.770
--SP MFDS CAPITAL OPP...... SP NON EXCH 2           SEPARATE ACCOUNTS          240569.345
--SP MFDS CAPITAL OPP...... PLAZ VULII              SEPARATE ACCOUNTS          111079.405
--SP MFDS CAPITAL OPP...... PLAZ SPSEL              SEPARATE ACCOUNTS          146603.410
--SP MFS MID CAP GRTH...... PLAZ DISCB              SEPARATE ACCOUNTS          309914.889   2758352.942
--SP MFS MID CAP GRTH...... SP NON EXCH 3           SEPARATE ACCOUNTS          692798.854
--SP MFS MID CAP GRTH...... SP NON EXCH 1           SEPARATE ACCOUNTS          478536.418
--SP MFS MID CAP GRTH...... SP NON EXCH 2           SEPARATE ACCOUNTS          417853.785
--SP MFS MID CAP GRTH...... PLAZ VULII              SEPARATE ACCOUNTS          238876.039
--SP MFS MID CAP GRTH...... PLAZ SPSEL              SEPARATE ACCOUNTS          307123.309
--SP PIMCO HIGH YIELD...... SP NON EXCH 3           SEPARATE ACCOUNTS          790860.589   6899511.646
--SP PIMCO HIGH YIELD...... SP NON EXCH 1           SEPARATE ACCOUNTS          898118.485
--SP PIMCO HIGH YIELD...... SP NON EXCH 2           SEPARATE ACCOUNTS          528063.925
--SP PIMCO HIGH YIELD...... PLAZ SPSEL              SEPARATE ACCOUNTS          841973.265
--SP PIMCO HIGH YIELD...... SP BAL ASSET ALLOC      JEFF SCARBEL (FUND ADMIN) 1419800.046
--SP PIMCO HIGH YIELD...... SP CON ASSET ALLOC      JEFF SCARBEL (FUND ADMIN) 1371491.539
--SP PIMCO HIGH YIELD...... SP GROWTH ASSET ALLOC   JEFF SCARBEL (FUND ADMIN)  643090.836
--SP PIMCO TOTAL RETURN.... PLAZ DISCB              SEPARATE ACCOUNTS         2850329.374  19753930.713

                                                                                                   Total
                                                                                                   Shares
Portfolio                  Account Name                Registration (Owner)        Shares Owned in Portfolio
---------                  ------------                --------------------        ------------ ------------
--SP PIMCO TOTAL RETURN... SP NON EXCH 3               SEPARATE ACCOUNTS           2352124.466
--SP PIMCO TOTAL RETURN... SP NON EXCH 1               SEPARATE ACCOUNTS           2454554.495
--SP PIMCO TOTAL RETURN... SP NON EXCH 2               SEPARATE ACCOUNTS           1551938.702
--SP PIMCO TOTAL RETURN... PLAZ SPSEL                  SEPARATE ACCOUNTS           2444503.457
--SP PIMCO TOTAL RETURN... SP BAL ASSET ALLOC          JEFF SCARBEL (FUND ADMIN)   2184765.719
--SP PIMCO TOTAL RETURN... SP CON ASSET ALLOC          JEFF SCARBEL (FUND ADMIN)   2530562.160
--SP PRU US EMERGING GRTH. PLAZ DISCB                  SEPARATE ACCOUNTS            414948.844  6432155.436
--SP PRU US EMERGING GRTH. SP NON EXCH 3               SEPARATE ACCOUNTS            893800.561
--SP PRU US EMERGING GRTH. SP NON EXCH 1               SEPARATE ACCOUNTS            716676.291
--SP PRU US EMERGING GRTH. SP NON EXCH 2               SEPARATE ACCOUNTS            505761.878
--SP PRU US EMERGING GRTH. PLAZ SPSEL                  SEPARATE ACCOUNTS            693104.878
--SP PRU US EMERGING GRTH. SP GROWTH ASSET ALLOC       JEFF SCARBEL (FUND ADMIN)    760656.133
--SP PRU US EMERGING GRTH. SP BAL ASSET ALLOC          JEFF SCARBEL (FUND ADMIN)   1128446.644
--SP PRU US EMERGING GRTH. SP CON ASSET ALLOC          JEFF SCARBEL (FUND ADMIN)    540673.997
--SP SMALL MID CAP VALUE.. PLAZ DISCB                  SEPARATE ACCOUNTS            638925.687  5640771.593
--SP SMALL MID CAP VALUE.. SP NON EXCH 3               SEPARATE ACCOUNTS            805411.475
--SP SMALL MID CAP VALUE.. PLAZ VULII                  SEPARATE ACCOUNTS            352943.267
--SP SMALL MID CAP VALUE.. SP NON EXCH 1               SEPARATE ACCOUNTS            729681.811
--SP SMALL MID CAP VALUE.. SP NON EXCH 2               SEPARATE ACCOUNTS            546591.583
--SP SMALL MID CAP VALUE.. PLAZ SPSEL                  SEPARATE ACCOUNTS            681365.739
--SP SMALL MID CAP VALUE.. SP BAL ASSET ALLOC          JEFF SCARBEL (FUND ADMIN)    591226.772
--SP SMALL MID CAP VALUE.. SP CON ASSET ALLOC          JEFF SCARBEL (FUND ADMIN)    286878.836
--SP SMALL MID CAP VALUE.. SP GROWTH ASSET ALLOC       JEFF SCARBEL (FUND ADMIN)    403572.001
--SP STRATEGIC PARTNERS... PLAZ DISCB                  SEPARATE ACCOUNTS             88920.306  1458255.281
--SP STRATEGIC PARTNERS... SP NON EXCH 3               SEPARATE ACCOUNTS            432090.085
--SP STRATEGIC PARTNERS... SP NON EXCH 1               SEPARATE ACCOUNTS            393632.298
--SP STRATEGIC PARTNERS... SP NON EXCH 2               SEPARATE ACCOUNTS            281968.994
--SP STRATEGIC PARTNERS... PLAZ SPSEL                  SEPARATE ACCOUNTS            155571.581
--SP JENNISON INTL CLASS 2 AMERICAN SKANDIA LIFE ASSUR AMERICAN SKANDIA LIFE ASSUR  316994.995  3427659.460
--SP JENNISON INTL CLASS 2 GOLDEN AMERICAN LIFE INS    GOLDEN AMERICAN LIFE INS    2731550.172
--SP PRU US EMERG CLASS 2. GE LIFE AND ANNUITY         GE LIFE AND ANNUITY           15526.516    60040.315
--SP STRAT PTNRS CLASS 2.. ALLIANZ LIFE INS            ALLIANZ LIFE INS             324792.800   356885.831
--SP STRAT PTNRS CLASS 2.. PREFERRED LIFE INS          PREFERRED LIFE INS            32093.031



                               FUND PERFORMANCE



Average Annual Total Return


  The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for each class.

  A Portfolio's "average annual total return" is computed according to a formula prescribed by the SEC expressed as follows:

                                 P(1+T)n = ERV

Where:    P = a hypothetical initial payment of $1,000.
          T = average annual total return.
          n = number of years.
          ERV = Ending Redeemable Value (ERV) at the end of 1-, 5- or 10-year period (or fractional portion thereof) of a hypothetical $1,000 investment made at the beginning of 1-, 5-, or 10-year period.

Aggregate Total Return


  A Portfolio may also advertise its aggregate total return. Aggregate total return is determined separately for each class.


  A Portfolio's aggregate total return represents the cumulative change in the value of an investment in the Portfolio for the specified period and is computed by the following formula:


                                   T = ERV-P

                                     -----
                                       P


Where:    P = a hypothetical initial payment of $1,000.
          T = Total Return

          ERV = Ending Redeemable Value (ERV) at the end of 1-, 5- or 10-year period (or fractional portion thereof) of a hypothetical $1,000 investment made at the beginning of 1-, 5-, or 10-year period assuming reinvestment of all dividends and distributions.

  The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.

  A Portfolio's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operation expenses. Consequently, any given performance quotation should not be considered representative of a Portfolio's performance for any specified period in the future.

  A Portfolio may include comparative performance information in advertising or marketing the Portfolio's shares. Such performance information may include data from Lipper Inc., Morningstar Publications, Inc. and other industry publications, business periodicals and market indexes.

                             CALCULATION OF YIELD

  The Money Market Portfolio may from time to time advertise a current quotation of yield. The yield quoted will be the simple annualized yield for an identified seven calendar day period. The yield calculation will be based on a hypothetical account having a balance of exactly one share at the beginning of the seven-day period. The base period return will be the change in the value of the hypothetical account during the seven-day period, including dividends declared on any shares purchase with dividends on the shares, but excluding any capital changes, divided by the value of the account at the beginning of the base period. The yield will vary as interest rates and other conditions affecting money market instruments change. Yield also depends on the quality, length of maturity and type of instruments in the Portfolio and operating expenses. The Portfolio also may prepare an effective annual yield computed by compounding the unannualized seven-day period return as follows: by adding 1 to the unannualized seven-day period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

             Effective yield = [(base period return + 1)365/7] - 1

  Comparative performance information may be used from time to time in advertising or marketing the Portfolio's shares, including data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., IBC Financial Data. Inc., The Bank Rate Monitor, other industry publications, business periodicals and market indices.

  The Money Market Portfolio's yield fluctuates, and an annualized yield quotation is not a representation by the Portfolio as to what an investment in the Portfolio will actually yield for any given period. Actual yield will depend upon not only changes in interest rates generally during the period in which the investment in the Portfolio is held, but also on changes in the Portfolio's expenses.

                             FINANCIAL STATEMENTS


  The Fund's financial statements for the fiscal year ended December 31, 2001, incorporated in this SAI by reference to the Fund's 2001 annual report to shareholders (File No. 811-03623), have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on authority of said firm as experts in auditing and accounting. You may obtain a copy of the Fund's annual report at no charge by request to the Fund by calling
(800) 778-2255, or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

                                   APPENDIX

DEBT RATINGS


  Moody's Investors Services, Inc. describes its categories of corporate debt securities and its "Prime-1", "Prime-2", and "MIG 1" and "MIG 2" commercial paper as follows:


BONDS:

  Aaa: Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa: Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

  A: Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa: Bonds which are rated "Baa" are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba: Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa: Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca: Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

COMMERCIAL PAPER:

  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

  . Leading market positions in well-established industries.

  . High rates of return of funds employed.

  . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

  . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

  . Well established access to a range of financial markets and assured sources of alternate liquidity.


  MIG 1: This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.



  MIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.


  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  Standard & Poor's Ratings Services describes its grades of corporate debt securities and its "A" commercial paper as follows:

BONDS:

  AAA: Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

  AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

  A: Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

  BBB: Debt rated "BBB" is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

  BB-B-CCC-CC-C: Debt rated "BB", "B", "CCC", "CC", and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

COMMERCIAL PAPER:

  Commercial paper rated A by Standard & Poor's Ratings Services has the following characteristics:

  Liquidity ratios are better than the industry average. Long term senior debt rating is "A" or better. In some cases BBB credits may be acceptable. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowances made for unusual circumstances. Typically, the issuer's industry is well established, the issuer has a strong position within its industry and the reliability and quality of management is unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this classification.


  A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.



  A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designation A-1.



NOTES RATINGS



  An S&P notes rating reflects the liquidity factors and market risk unique to notes. Notes due in three years or less will likely receive a notes rating. Notes maturing beyond three years will likely receive a long-term debt rating. The following criteria will be used in making that assessment:



  --Amortization schedule--the longer the final maturity relative to other maturities, the more likely it will be treated as a note.



  --Source of payment--the more dependent the issue is on the market for refinancing, the more likely it will be treated as a note.



  Note rating symbols are as follows:



  SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.



  SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

                                    PART C

                               OTHER INFORMATION

ITEM 23.

EXHIBITS


(a)    Second Articles of Restatement of   Filed herewith.
       The Prudential Series Fund, Inc.
(b)    Amended By-laws of The Prudential   Incorporated by reference to Post-Effective Amendment
       Series Fund, Inc.                   No. 45 to this Registration Statement, filed April 30,
                                           2001.
(c)    N/A
(d)(1) Amended and Restated Management     Filed herewith.
       Agreement between Prudential
       Investments LLC and The Prudential
       Series Fund, Inc.
(d)(2) Subadvisory Agreement between       Incorporated by reference to Post-Effective Amendment
       Prudential Investments Fund         No. 45 to this Registration Statement, filed April 30,
       Management LLC and The Prudential   2001.
       Investment Corporation.
(d)(3) Subadvisory Agreement between       Incorporated by reference to Post-Effective Amendment
       Prudential Investments Fund         No. 45 to this Registration Statement, filed April 30,
       Management LLC and Jennison         2001.
       Associates LLC.
(d)(4) Subadvisory Agreement between The   Incorporated by reference to Post-Effective Amendment
       Prudential Insurance Company of     No. 36 to this Registration Statement, filed April 28,
       America and Franklin Advisers, Inc. 1999.
(d)(5) Subadvisory Agreement between The   Incorporated by reference to Post-Effective Amendment
       Prudential Insurance Company of     No. 36 to this Registration Statement, filed April 28,
       America and Pacific Investment      1999.
       Management Company.
(d)(6) Subadvisory Agreement between       Incorporated by reference to Post-Effective Amendment
       Prudential Investments Fund         No. 39 to this Registration Statement, filed August 4,
       Management LLC and A I M Capital    2000.
       Management, Inc.
(d)(7) Subadvisory Agreement between       Incorporated by reference to Post-Effective Amendment
       Prudential Investments Fund         No. 39 to this Registration Statement, filed August 4,
       Management LLC and Alliance         2000.
       Capital Management, L.P.
(d)(8) Subadvisory Agreement between       Filed herewith.
       Prudential Investments Fund
       Management LLC and Davis Selected
       Advisers, L.P.
(d)(9) Subadvisory Agreement between       Filed herewith.
       Prudential Investments LLC and
       EARNEST Partners LLC.


(d)(10) Subadvisory Agreement between      Incorporated by reference to Post-Effective Amendment
        Prudential Investments Fund        No. 39 to this Registration Statement, filed August 4,
        Management LLC and Fidelity        2000.
        Management & Research Company.
(d)(11) Subadvisory Agreement between      Incorporated by reference to Post-Effective Amendment
        Prudential Investments Fund        No. 39 to this Registration Statement, filed August 4,
        Management LLC and INVESCO Funds   2000.
        Group, Inc.
(d)(12) Subadvisory Agreement between      Incorporated by reference to Post-Effective Amendment
        Prudential Investments Fund        No. 39 to this Registration Statement, filed August 4,
        Management LLC and Massachusetts   2000.
        Financial Services Company.

(d)(13) Subadvisory Agreement between       Incorporated by reference to Post-Effective Amendment
        Prudential Investments Fund         No. 45 to this Registration Statement, filed April 30,
        Management LLC and GE Asset         2001.
        Management, Incorporated.
(d)(14) Subadvisory Agreement between       Incorporated by reference to Post-Effective Amendment
        Prudential Investments Fund         No. 45 to this Registration Statement, filed April 30,
        Management LLC and Salomon          2001.
        Brothers Asset Management, Inc.
(d)(15) Subadvisory Agreement between       Incorporated by reference to Post-Effective Amendment
        Prudential Investments Fund         No. 45 to this Registration Statement, filed April 30,
        Management LLC and Deutsche Asset   2001.
        Management, Inc.
(d)(16) Subadvisory Agreement between       Incorporated by reference to Post-Effective Amendment
        Prudential Investments Fund         No. 45 to this Registration Statement, filed April 30,
        Management LLC and Key Asset        2001.
        Management, Inc.
(d)(17) Subadvisory Agreement between       Filed herewith.
        Prudential Investments Fund
        Management LLC and Deutsche Asset
        Management, Inc.
(e)     Distribution Agreement between The  Incorporated by reference to Post-Effective Amendment
        Prudential Series Fund, Inc. and    No. 45 to this Registration Statement, filed April 30,
        Prudential Investment Management    2001.
        Services LLC.
(f)     N/A
(g)(1)  Form of Custodian Agreement         Incorporated by reference to Post-Effective Amendment
        between Investors Fiduciary Trust   No. 34 to this Registration Statement, filed April 24,
        Company and The Prudential Series   1998.
        Fund, Inc. dated May 19, 1997.
        (i) Custodian Agreement between     Incorporated by reference to Post-Effective Amendment
            Investors Fiduciary Trust       No. 37 to this Registration Statement, filed April 27,
            Company and The Prudential      2000.
            Insurance Company of America
            dated September 16, 1996.
        (ii) Assignment of Custodian        Incorporated by reference to Amendment No. 37 to this
             Agreement Incorporated by      Registration Statement, filed April 27, 2000.
             reference to Post-Effective
             from Investors Fiduciary
             Trust Company to State Street
             effective January 1, 2000.
        (iii) First Amendment to Custody    Incorporated by reference to Post-Effective Amendment
              Agreement between The         No. 37 to this Registration Statement, filed April 27,
              Prudential Insurance Company  2000.
              of America and Investors
              Fiduciary Trust Company
              dated December 1, 1996.
        (iv) Supplement to Custody          Incorporated by reference to Post-Effective Amendment
             Agreement between The          No. 37 to this Registration Statement, filed August 4, 2000.
             Prudential Series Fund, Inc.,
             Prudential's Gibraltar Fund
             and Investors Fiduciary Trust
             Company dated August 19, 1998.
        (v) Restated Supplement to Custody  Filed herewith.
            Agreement dated July 1, 2001.
        (vi) Second Amendment of Custody    Filed herewith.
             Agreement between The
             Prudential Series Fund, Inc.,
             Prudential's Gibraltar Fund,
             Inc. and State Street Bank
             and Trust Company dated
             January 17, 2002.
(g)(2)  (i) Special Custody Agreement       Incorporated by reference to Post-Effective Amendment
            between Prudential Series       No. 37 to this Registration Statement, filed April 27,
            Fund, Inc., Goldman, Sachs &    2000.
            Co., and Investors Fiduciary
            Trust Company.

       (ii) Assignment of Special Custody  Incorporated by reference to Post-Effective Amendment
            Agreement from Investors       No. 37 to this Registration Statement, filed April 27,
            Fiduciary Trust Company to     2000.
            State Street effective
            January 1, 2000.
       (iii) First Amendment of Custody    Incorporated by reference to Post-Effective Amendment
             Agreement between the         No. 37 to this Registration Statement, filed April 27,
             Prudential Series Fund, Inc.  2000.
             and Prudential's Gibraltar
             Fund Inc. and State Street
             Bank and Trust Company dated
             March 1, 2000.
(g)(3) Investment Accounting Agreement     Incorporated by reference to Post-Effective Amendment
       between The Prudential Series Fund  No. 37 to this Registration Statement, filed April 27,
       Inc., Prudential's Gibraltar Fund   2000.
       and Investor Fiduciary Trust
       Company dated December 31, 1994.
       (i) First Amendment to Investment   Incorporated by reference to Post-Effective Amendment
           Accounting Agreement between    No. 37 to this Registration Statement, filed April 27,
           The Prudential Series Fund,     2000.
           Inc., Prudential's Gibraltar
           Fund and Investors Fiduciary
           Trust Company dated June 20,
           1995.
       (ii) Second Amendment to            Incorporated by reference to Post-Effective Amendment
            Investment Accounting          No. 37 to this Registration Statement, filed April 27,
            Agreement between The          2000.
            Prudential Series Fund, Inc.
            and Prudential's Gibraltar
            Fund and State Street Bank
            and Trust dated March 1, 2000.
(h)(1) Transfer Agent Agreement between    Incorporated by reference to Post-Effective Amendment
       Prudential Mutual Fund Services     No. 36 to this Registration Statement, Filed April 28,
       LLC and The Prudential Series       1999.
       Fund, Inc. filed April 28, 1999.
(h)(2) Fund Participation Agreement        Incorporated by reference to Post-Effective Amendment
       between Great-West Life & Annuity   No. 37 to this Registration Statement, filed April 27,
       Insurance Company, The Prudential   2000.
       Series Fund, Inc., The Prudential
       Insurance Company of America,
       Prudential Investment Management
       Services LLC and Charles Schwab &
       Co., Inc. dated May 1, 1999.
(h)(3) Fund Participation Agreement        Incorporated by reference to Post-Effective Amendment
       between First Great-West Life &     No. 37 to this Registration Statement, filed April 27,
       Annuity Insurance Company, The      2000.
       Prudential Series Fund, Inc., The
       Prudential Insurance Company of
       America, Prudential Investment
       Management Services LLC and
       Charles Schwab & Co., Inc. dated
       May 1, 1999.
(h)(4) Fund Participation Agreement        Incorporated by reference to Post-Effective Amendment
       between The Ohio National Life      No. 37 to this Registration Statement, filed April 27,
       Insurance Company, The Prudential   2000.
       Insurance Company of America, The
       Prudential Series Fund, Inc. and
       Prudential Investment Management
       Services LLC.
(h)(5) Fund Participation Agreement        Incorporated by reference to Post-Effective Amendment
       between Allianz Life Insurance      No. 45 to this Registration Statement, filed April 30,
       Company of North America, The       2001.
       Prudential Series Fund, Inc.,
       Prudential Investments Fund
       Management LLC, and Prudential
       Investment Management Services
       LLC, dated December 15, 2000.

(h)(5)(i) Amendment to the Fund               Filed herewith.
          Participation Agreement between
          Allianz Life Insurance Company of
          North America, The Prudential
          Series Fund, Inc., Prudential
          Investments LLC, and Prudential
          Investment Management Services
          LLC, dated April 2, 2002.
(h)(6)    Fund Participation Agreement        Incorporated by reference to Post-Effective Amendment
          between Preferred Life Insurance    No. 45 to this Registration Statement, filed April 30,
          Company of New York, The            2001.
          Prudential Series Fund, Inc.,
          Prudential Investments Fund
          Management LLC, and Prudential
          Investment Management Services
          LLC, dated December 15, 2000.
(h)(7)    Fund Participation Agreement        Incorporated by reference to Post-Effective Amendment
          between Equitable Life Insurance    No. 45 to this Registration Statement, filed April 30,
          Company of Iowa, The Prudential     2001.
          Series Fund, Inc., The Prudential
          Insurance Company of America, and
          Prudential Investment Management
          Services, LLC, dated April 28,
          2000.
(h)(7)(i) Amendment to the Fund               Incorporated by reference to Post-Effective Amendment
          Participation Agreement between     No. 45 to this Registration Statement, filed April 30,
          Equitable Life Insurance Company    2001.
          of Iowa, The Prudential Series
          Fund, Inc., The Prudential
          Insurance Company of America, and
          Prudential Investment Management
          Services LLC dated October 30,
          2000.
(h)(8)    Fund Participation Agreement        Incorporated by reference to Post-Effective Amendment
          between First Golden American Life  No. 45 to this Registration Statement, filed April 30,
          Insurance Company, The Prudential   2001.
          Series Fund, Inc., The Prudential
          Insurance Company of America, and
          Prudential Investment Management
          Services LLC, dated April 28, 2000.
(h)(8)(i) Amendment to the Fund               Incorporated by reference to Post-Effective Amendment
          Participation Agreement between     No. 45 to this Registration Statement, filed April 30,
          First Golden American Life          2001.
          Insurance Company, The Prudential
          Series Fund, Inc., The Prudential
          Insurance Company of America, and
          Prudential Investment Management
          Services LLC dated October 30,
          2000.
(h)(9)    Fund Participation Agreement        Incorporated by reference to Post-Effective Amendment
          between Golden American Life        No. 45 to this Registration Statement, filed April 30,
          Insurance Company, The Prudential   2001.
          Series Fund, Inc., The Prudential
          Insurance Company of America, and
          Prudential Investment Management
          Services LLC, dated April 29, 2000.
(h)(9)(i) Amendment to the Fund               Incorporated by reference to Post-Effective Amendment
          Participation Agreement between     No. 45 to this Registration Statement, filed April 30,
          Golden American Life Insurance      2001.
          Company, The Prudential Series
          Fund, Inc., The Prudential
          Insurance Company of America, and
          Prudential Investment Management
          Services LLC dated October 30,
          2000.

(h)(10)    Fund Participation Agreement        Incorporated by reference to Post-Effective Amendment
           between The Guardian Insurance &    No. 45 to this Registration Statement, filed April 30,
           Annuity Company, Inc., The          2001.
           Prudential Series Fund, Inc., The
           Prudential Insurance Company of
           America, and Prudential Investment
           Management Services LLC, dated
           September 1, 2000.
(h)(10)(i) Amendment to the Fund               Incorporated by reference to Post-Effective Amendment
           Participation Agreement between     No. 45 to this Registration Statement, filed April 30,
           The Guardian Insurance & Annuity    2001.
           Company, Inc., The Prudential
           Series Fund, Inc., The Prudential
           Insurance Company of America, and
           Prudential Investment Management
           Services LLC, dated April 10, 2001.
(h)(11)    Fund Participation Agreement        Incorporated by reference to Post-Effective Amendment
           between The Hartford Life           No. 45 to this Registration Statement, filed April 30,
           Insurance Company, The Prudential   2001.
           Series Fund, Inc., The Prudential
           Insurance Company of America, and
           Prudential Investment Management
           Services LLC, dated June 22, 2000.
(h)(12)    Fund Participation Agreement        Incorporated by reference to Post-Effective Amendment
           between The Hartford Life and       No. 45 to this Registration Statement, filed April 30,
           Annuity Insurance Company, The      2001.
           Prudential Series Fund, Inc., the
           Prudential Insurance Company of
           America, and Prudential Investment
           Management Services LLC, dated
           June 22, 2000.
(h)(13)    Procedural Agreement between        Incorporated by reference to Post-Effective Amendment
           Merrill Lynch Futures, Inc., The    No. 37 to this Registration Statement, filed April 27,
           Prudential Series Fund, Inc. and    2000.
           Investors Fiduciary Trust Company.
(h)(14)    (a) Pledge Agreement between        Incorporated by reference to Post-Effective Amendment
               Goldman, Sachs & Co.,           No. 37 to this Registration Statement, filed April 27,
           The Prudential Series Fund, Inc.    2000.
               and Investors
           Fiduciary Trust Company, dated
                     August 15, 1997.
           (b) Pledge Agreement between        Incorporated by reference to Post-Effective Amendment
               Lehman Brothers Inc.,           No. 37 to this Registration Statement, filed April 27,
           The Prudential Series Fund, Inc.    2000.
               and Investors
           Fiduciary Trust Company, dated
                     August 29, 1997.
           (c) Pledge Agreement between J.P.   Incorporated by reference to Post-Effective Amendment
               Morgan Futures                  No. 37 to this Registration Statement, filed April 27,
           Inc., The Prudential Series Fund,   2000.
                 Inc. and Investors
           Fiduciary Trust Company dated
                     September 1997.
           (d) Pledge Agreement between        Incorporated by reference to Post-Effective Amendment
               PaineWebber Inc., The           No. 37 to this Registration Statement, filed April 27,
           Prudential Series Fund, Inc. and    2000.
                      Investors Fiduciary
           Trust Company, dated September 25,
                 1997.
           (e) Pledge Agreement between        Incorporated by reference to Post-Effective Amendment
               Credit Suisse First             No. 37 to this Registration Statement, filed April 27,
           Boston Corp., The Prudential        2000.
                  Series Fund, Inc. and
           Investors Fiduciary Trust Company
                     dated November
           11, 1997.
(h)(15)    Fund Participation Agreement        Incorporated by reference to Post-Effective Amendment
           between Aetna Life Insurance and    No. 45 to this Registration Statement, filed April 30,
           Annuity Company, The Prudential     2001.
           Series Fund, Inc., The Prudential
           Insurance Company of America, and
           Prudential Investment Management
           Services LLC, dated April 27, 2001.

(h)(16) Fund Participation Agreement        Incorporated by reference to Post-Effective Amendment
        between American Skandia Life       No. 45 to this Registration Statement, filed April 30,
        Assurance Corporation, The          2001.
        Prudential Series Fund, Inc., The
        Prudential Insurance Company of
        America, and Prudential Investment
        Management Services LLC, dated May
        1, 2001.
(h)(17) Fund Participation Agreement        Filed herewith.
        between Pacific Life Insurance
        Company, The Prudential Series
        Fund, Inc. and Prudential
        Investment Management Services
        LLC, dated August 15, 2001.
(i)     Shea & Gardner Legal Opinion.       Filed herewith.
(j)     Consent of independent accountants. Filed herewith.
(k)     N/A
(l)     N/A
(m)     Amended Rule 12b-1 Plan.            Incorporated by reference to Post-Effective Amendment
                                            No. 45 to this Registration Statement, filed April 30,
                                            2001.
(n)     Amended Rule 18f-3 Plan.            Incorporated by reference to Post-Effective Amendment
                                            No. 45 to this Registration Statement, filed April 30,
                                            2001.
(p)(1)  Amended Code of Ethics of The       Filed herewith.
        Prudential Series Fund, Inc.
(p)(2)  Amended Code of Ethics of           Filed herewith.
        Prudential Investment Management
        Inc., Prudential Investments LLC
        and Prudential Investment
        Management Services LLC.
(p)(3)  Code of Ethics of Franklin          Incorporated by reference to Post-Effective Amendment
        Advisers, Inc.                      No. 37 to this Registration Statement, filed April 27,
                                            2000.
(p)(4)  Revised Code of Ethics of Pacific   Filed herewith.
        Investment Management Company.
(p)(5)  Code of Ethics of Jennison          Incorporated by reference to Post-Effective Amendment
        Associates LLC.                     No. 45 to this Registration Statement, filed April 30,
                                            2001.
(p)(6)  Code of Ethics of A I M Management  Incorporated by reference to Post-Effective Amendment
        Group Inc.                          No. 39 to this Registration Statement, filed August 4,
                                            2000.
(p)(7)  Amended Code of Ethics of Alliance  Incorporated by reference to Post-Effective Amendment
        Capital Management L.P.             No. 45 to this Registration Statement, filed April 30, 2001
(p)(8)  Code of Ethics of Davis Selected    Incorporated by reference to Post-Effective Amendment
        Advisers, L.P.                      No. 39 to this Registration Statement, filed August 4,
                                            2000.
(p)(9)  Amended Code of Ethics of Deutsche  Filed herewith.
        Asset Management, Inc.
(p)(10) Amended Code of Ethics for FMR      Incorporated by reference to Post-Effective Amendment
        Corp.                               No. 45 to this Registration Statement, filed April 30, 2001
(p)(11) Code of Ethics of INVESCO Funds     Incorporated by reference to Post-Effective Amendment
        Group, Inc.                         No. 39 to this Registration Statement, filed August 4,
                                            2000.

(p)(12) Code of Ethics of Massachusetts    Incorporated by reference to Post-Effective Amendment
        Financial Services Company.        No. 39 to this Registration Statement, filed August 4,
                                           2000.
(p)(13) Code of Ethics of GE Asset         Incorporated by reference to Post-Effective Amendment
        Management Incorporated.           No. 45 to this Registration Statement, filed April 30,
                                           2001.
(p)(14) Code of Ethics of Salomon Brothers Incorporated by reference to Post-Effective Amendment
        Asset Management, Inc.             No. 45 to this Registration Statement, filed April 30,
                                           2001.
(p)(15) Code of Ethics of Key Asset        Incorporated by reference to Post-Effective Amendment
        Management, Inc.                   No. 45 to this Registration Statement, filed April 30, 2001

(p)(16) Code of Ethics of EARNEST Partners
          LLC                              Filed herewith.

(q)     Powers of attorney.                Filed herewith.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND


  Most of the Registrant's outstanding securities are owned by the following separate accounts which are registered as unit investment trusts under the Investment Company Act of 1940 (the "Act"): The Prudential Discovery Premier Group Variable Contract Account, The Prudential Variable Appreciable Account, The Prudential Individual Variable Contract Account, The Prudential Variable Contract Account GI-2, The Prudential Qualified Individual Variable Contract Account, The Prudential Variable Contract Account-24, The Prudential Discovery Select Group Variable Annuity Contract Account (separate accounts of Prudential); the Pruco Life Flexible Premium Variable Annuity Account; the Pruco Life PRUvider Variable Appreciable Account; the Pruco Life Variable Universal Account, the Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company ["Pruco Life"]); the Pruco Life of New Jersey Flexible Premium Variable Annuity Account; the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company of New Jersey ["Pruco Life of New Jersey"]). Pruco Life, a life insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential Insurance Company of America and an indirect wholly-owned subsidiary of Prudential Financial, Inc. Pruco Life of New Jersey, a life insurance company organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life, and an indirect wholly-owned subsidiary of Prudential Financial, Inc.


  Registrant's shares will be voted in proportion to the directions of persons having interests in the separate accounts holding shares of the Registrant. Registrant may nonetheless be deemed to be controlled by such entities by virtue of the presumption contained in Section 2(a)(9) of the Act, although Registrant disclaims such control.


  The subsidiaries of Prudential Financial, Inc. are set forth in the chart on the following pages. In addition to those subsidiaries, Prudential holds all of the voting securities of Prudential's Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. The Gibraltar Fund is registered as an open-end, diversified, management investment company under the Act. The separate accounts are registered as unit investment trusts under the Act. Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Account Contract Account-11, (separate accounts of Prudential which are registered as open-end, diversified management investment companies).

PRUCO, Inc.
Prudential Capital & Investment Services, LLC
Prudential Securities Group Inc.
Bache Insurance Agency of Alabama, Inc.
Braeloch Successor Corporation
Braeloch Holdings Inc.
Graham Resources, Inc.
Graham Depository Company II
Graham Energy, Ltd.
P-B Finance Ltd.
PB Financial Services, Inc.
Prudential-Bache Funding Limited
Prudential-Bache Overseas Funding Limited
PBI Group Holdings Limited
PBI Holdings Ltd.
PBIB Holdings Limited
Prudential-Bache International Bank Limited
Prudential-Bache International (UK) Limited
Prudential-Bache International Limited
Circle Nominees Limited
Prudential-Bache Holdings Limited
Dryden Capital Management Limited
PBI Management Limited
Prudential-Bache Limited
PBI Fund Managers Limited
Prudential-Bache Nominees Limited
PBI Limited
PGR Advisors, Inc.
PSI Partners Inc.
Prudential Securities (Japan) Limited
Prudential Securities (Taiwan) Co., Ltd.
Prudential Securities Investing Consulting (Taiwan) Co., Ltd.
Prudential Securities Credit Corp., LLC
Prudential Securities Incorporated
Bache & Co. (Lebanon) S.A.L.
Bache Insurance Agency Incorporated
Bache, S.A. de C.V.
Lapine Holding Company
Lapine Development Corporation
Lapine Technology Corporation
Prudential Securities (Argentina) Incorporated
Prudential Securities (Brasil) Ltda.
Prudential Securities (Chile) Inc.
Prudential Securities (Montevideo) Usuaria de Zona Franca S.A.
Prudential Securities (Uruguay) S.A.
Prudential Securities CMO Issuer Inc.
Prudential Securities Foundation
Prudential Securities Futures Management Inc.
Prudential Securities Insurance Agency of Puerto Rico, Inc.
Prudential-Bache Futures Asia Pacific Ltd.
Prudential-Bache Securities (Holland) Inc.

Prudential-Bache Securities (Switzerland) Inc.
Prudential-Bache Securities (U.K.) Inc.
Prudential-Bache Securities Agencias de Valores S.A.
Prudential-Bache Securities Asia Pacific Ltd.
Wexford Clearing Services Corporation
Prudential Securities Municipal Derivatives, Inc.
Prudential Securities Secured Financing Corporation
Prudential Securities Structured Assets, Inc.
Prudential-Bache Capital Funding BV
Prudential-Bache Energy Corp.
Prudential-Bache Energy Production Inc.
Prudential-Bache Global Markets Inc.
Prudential-Bache International (Hong Kong) Limited
Prudential-Bache Finance (Hong Kong) Limited
Prudential-Bache Futures (Hong Kong) Limited
Prudential-Bache Nominees (Hong Kong) Limited
Prudential-Bache Securities (Hong Kong) Limited
Prudential-Bache International Banking Corporation
Prudential-Bache International Trust Company (Cayman)
Prudential-Bache Corporate Directors Services, Inc.
Prudential-Bache Corporate Trustee Services, Inc.
Prudential-Bache Leasing Inc.
Prudential-Bache Program Services Inc.
Prudential-Bache Properties, Inc.
Prudential-Bache Securities (Australia) Limited
Corcarr Nominees Pty Limited
Prubache Nominees Pty Limited
Prudential-Bache Securities (Germany) Inc.
Prudential-Bache Management GmbH
Prudential-Bache Metals GmbH & Co. KG
Prudential-Bache Securities Asia Pacific (2001) Ltd.
Prudential-Bache Trade Services Inc.
Prudential-Bache Transfer Agent Services, Inc.
Seaport Futures Management, Inc.
Prudential P&C Holdings, Inc.
Merastar Corporation
Merastar Insurance Company
Prudential Commercial Insurance Company
Prudential General Insurance Company
Prudential Insurance Brokerage, Inc.
Prudential General Agency of Ohio, Inc.
Prudential General Insurance Agency of Florida, Inc.
Prudential General Insurance Agency of Kentucky, Inc.
Prudential General Insurance Agency of Massachusetts, Inc.
Prudential General Insurance Agency of Mississippi, Inc.
Prudential General Insurance Agency of Nevada, Inc.
Prudential General Insurance Agency of New Mexico, Inc.
Prudential General Insurance Agency of Wyoming, Inc.
Prudential Property and Casualty General Agency, Inc.
Prudential Property and Casualty Insurance Company
Brighton Claims Services, LLC
THI Holdings (Delaware), Inc.

   Titan Holdings Service Corporation
   Titan National Auto Call Center, Inc.
   Titan Indemnity Company
   Titan Insurance Company
   Titan Auto Agency, Inc.
   Victoria Financial Corporation
   Victoria Fire & Casualty Company
   Victoria Automobile Insurance Company
   Victoria National Insurance Company
   Victoria Select Insurance Company
   Victoria Specialty Insurance Company
   Victoria Insurance Agency
   Whitehall Holdings, Inc.
   Titan Auto Insurance
   Titan Auto Insurance of Arizona, Inc.
   Titan Auto Insurance of New Mexico, Inc.
   Titan Auto Insurance of Pennsylvania, Inc.
   Titan Auto Insurance, Inc.
   W.I. of Florida Inc.
   WHI of New York, Inc.
   Whitehall Insurance Agency of Texas, Inc.
   Titan Insurance Services, Inc.
   Whitehall of Indiana, Inc.
   The Prudential Property and Casualty New Jersey Holdings, Inc.
   The Prudential Property and Casualty Insurance Company of New Jersey
   The Prudential Commercial Insurance Company of New Jersey
   The Prudential General Insurance Company of New Jersey
   The Prudential Property and Casualty New Jersey Insurance Brokerage, Inc. Prudential Asset Management Holding Company
   PIFM Holdco, Inc.
   Prudential Investments LLC
   Prudential Mutual Fund Distributors, Inc.
   Prudential Investment Management Services LLC
   Prudential Mutual Fund Services LLC
   PMCC Holding Company
   Prudential Mortgage Capital Company, LLC
   Prudential Agricultural Credit, Inc.
   Prudential Asset Resources, Inc.
   Prudential Mortgage Capital Asset Holding Company, LLC
   Prudential Mortgage Capital Company I, LLC
   Prudential Mortgage Capital Company II, LLC
   Prudential Mortgage Capital Company, Inc.
   Prudential Mortgage Capital Funding, LLC
   Prudential Mortgage Capital Holdings Corporation
   Prudential Carbon Mesa, Inc.
   Prudential Multifamily Mortgage, Inc.
   Prudential Huntoon Paige Associates, Ltd.
   Prudential Multifamily Asset Holding Company I, LLC
   The Robert C. Wilson Company
   The Robert C. Wilson--Arizona
   WMF CommQuote, Inc.
   WMF Funding Corp.

Prudential Investment Management, Inc.
Gateway Holdings, S. A.
Prumerica Global Asset Management Company S.A.
Prumerica Investment Management Company S.A.
Jennison Associates LLC
PGAM Finance Corporation
PGR Advisors I, Inc.
GRA (Bermuda) Limited
GRA (Bermuda) GP Limited
GRA (Singapore) Pte Ltd
PIC Holdings Limited
Argus Capital (General Partner) Limited
Argus Capital International Limited
Argus Capital Limited
Clivwell Securities Limited
PRICOA Capital Group Limited
PRICOA Capital Management Limited
PRICOA General Partner II (Co-Investment) Limited
PRICOA Mezzanine Investment Co.
PRICOA General Partner II Limited
PRICOA Scottish General Partner II LP
PRICOA General Partner Limited
PRICOA Scottish General Partner LP
PRICOA Management Partner Limited
PRICOA Property Asset Management Limited
PRICOA Property PLC
PRICOA Property Investment Management Limited
Industrial Properties (General Partner) Limited
Northern Retail Properties (General Partner) Limited
PRICOA Pan European Investment Limited
PRICOA P.I.M. (Regulated) Limited
EuroInvest (General Partner) Limited
Industrial Properties (General Partner) II Limited
South Downs Properties (General Partner) Ltd.
South Downs Trading Properties (General Partner) Ltd.
TransEuropean Properties (General Partner) II Limited
TransEuropean Properties (General Partner) Limited
PRICOA Property Private Equity Limited
PIM Global Financial Strategies, Inc.
PIM Warehouse, Inc.
Prudential Asset Management Japan, Inc.
Prudential Capital Group, L.P.
Prudential Home Building Investors, Inc.
Prudential Latin American Investments, Ltd
Prudential Private Placement Investors L.P.
Prudential Private Placement Investors, Inc.
Prudential Trust Company
Capital Agricultural Property Services, Inc.
PTC Services, Inc.
Prudential Equity Investors, Inc.
TRGOAG Company, Inc.
The Prudential Asset Management Company, Inc.

Enhanced Investment Technologies, Inc.
Prumerica Financial Asia Limited
Prumerica Asia Infrastructure Investors Limited
Asian Infrastructure Mezzanine Capital Management Company Limited
Prumerica Asia Infrastructure Investors (HK) Limited
Prumerica Asia Fund Management (Singapore) Limited
Prumerica Asia Fund Management Limited
Prumerica Asia Management Services Limited
PCM International, Inc.
Prudential Timber Investments, Inc.
U.S. High Yield Management Company, Inc.
Prudential Financial Capital Trust I
Prudential Holdings, LLC
The Prudential Insurance Company of America
155 Bishopsgate Partners, LP
745 Property Investments
Alternative Fuels I, LLC
ARL Holdings, Inc.
Asian Infrastructure Mezzanine Capital Fund
Big Yellow Holdings Limited
Bree Investments Limited
CB Investment, LLC
COLICO, INC.
Dryden Finance II, LLC
Dryden Finance, Inc.
Dryden Holdings Corporation
Flor-Ag Corporation
Gateway Holdings, Inc.
Gateway South
Gibraltar Hong Kong Holdings
Gibraltar Properties, Inc.
HHV Holdings, LLC
Hochman & Baker, Inc.
Hochman & Baker Insurance Services, Inc.
Hochman & Baker Investment Advisory Services, Inc.
Hochman & Baker Securities, Inc.
Luddite Associates, GP
ML/MSB Acquisition, Inc.
PCG Finance Company I, LLC
PCG Finance Company II LLC
Perseverance Associates, LP
PGA Arlington Holdings Ltd.
PGA Asian Holdings, Ltd.
PGA Asian Retail Limited
PGA European Holdings, Inc.
PGA European Limited
PGA Kilimanjaro, Ltd.
First Sloane Street PLC
PIC Realty Canada Limited
PIC Realty Corporation
PMLS Limited Partnership
PREI International, Inc.

     Pricoa China (Residential) Limited
     China Homes, Ltd.
     Pricoa China (Warehouse) Limited
     China Distri-Park Limited
     PRICOA Funding Limited
     PRICOA Investment Company
     PRICOA GA Paterson Ltd.
     PRUCO Life Insurance Company
     PRUCO Life Insurance Company of New Jersey
     Pru 101 Market, LLC
     Pru 101 Wood, LLC
     Pruco Securities Corporation
     Prudential Assets LLC
     Prudential Brazilian Capital Fund
     Prudential Direct Advisers, Inc.
     Prudential Direct Distributors, Inc.
     Prudential Direct, Inc.
     Prudential Direct Insurance Agency of Alabama, Inc. Prudential Direct Insurance Agency of Massachusetts, Inc. Prudential Direct Insurance Agency of New Mexico, Inc. Prudential Direct Insurance Agency of Ohio, Inc.
     Prudential Direct Insurance Agency of Wyoming, Inc. Prudential Financial Securities Investment Trust Enterprise Prudential Funding LLC
     Prudential Global Funding, Inc.
     Prudential Home Building Investment Advisors, L.P. Prudential Human Resources Mgmt Company, Inc.
     Human Resource Finance Company, Inc.
     Prudential Mortgage Asset Corporation II
     Prudential Realty Securities II, Inc.
     Prudential Realty Securities, Inc.
     Prudential Relocation of Texas, Inc.
     Prudential Select Holdings, Inc.
     Prudential Select Life Insurance Company of America Residential Services Corporation of America
     Asset Disposition Trust
     Residential Information Services, Inc.
     Securitized Asset Sales, Inc.
     The Prudential Home Mortgage Company, Inc.
     PHMC Services Corporation
     The Prudential Home Mortgage Securities Company, Ltd.
     SMP Holdings, Inc.
     Prudential Resources Management Asia, Limited
     SVIIT Holdings, Inc.
     SouthStreet Software, L.L.C.
     The Prudential Assigned Settlement Services Corp
     The Structured Finance Yield Fund, LLC (Kittyhawk) Prudential IBH Holdco, Inc.
     PBT Home Equity Holdings, Inc.
     The Prudential Bank and Trust Company
     The Prudential Savings Bank, F.S.B
     Prudential International Insurance Holdings, Ltd.

Prudential Life Insurance Company of Taiwan Inc.
Prudential Seguros, S.A.
Prumerica Life S.p.A
Prumerica Marketing S.r.l.
Prumerica Systems Ireland Limited
Prumerica Towarzystwo Ubezpieczen na Zycie Spolka Akcyjna PruServicos Participacoes, S.A.
Prudential Bradesco-Seguros S.A.
Gibraltar Corretora de Seguras Ltda.
The Prudential Life Insurance Company of Korea, Ltd.
The Prudential Life Insurance Company, Ltd.
The Prumerica Life Insurance Company, Inc.
POK Securitization Specialty Company, Ltd.
Prudential International Insurance Services Company, L.L.C. Prudential International Investments Corporation
Prudential Financial Advisors Securities, Company, Ltd.
Prudential International Investments Services Corporation
Prudential Investments Japan Co.
Prudential Mexico, LLC
Prudential Apolo, Operadora de Sociedades de Inversion S.A. de C.V. Prudential Investment Management (Japan), Inc.
Prudential International Investments Financial L.L.C.
Prudential Japan Holdings Inc.
Prudential Holdings of Japan, Inc.
The Gibraltar Life Insurance Company Ltd.
The Prudential Real Estate Affiliates, Inc.
Corporate America Realty, Inc.
PRICOA Relocation Holdings Limited
PRICOA Relocation Management Limited
Karen Deane Relocation Limited
Prudential Homes Corporation
Prudential Real Estate Affiliates of Canada Ltd.
Prudential Referral Services, Inc.
Prudential Relocation, Inc. (fka CitiCapital Relocation, Inc.) PRICOA Relocation Europe Limited (fka CitiCapital, Europe, Limited) Corporate Relocation France
Prudential Relocation, S. de R.L. de C.V.
Prudential Residential Services, Limited Partnership
Prudential Community Interaction Consulting, Inc.
Prudential Relocation Canada, Ltd.
Prudential Relocation, LTD
Prumerica International Real Estate and Relocation Services, Limited The Relocation Freight Corporation of America
The Prudential Real Estate Financial Services Of America, Inc. Prudential Texas Residential Services Corporation

ITEM 25.  INDEMNIFICATION

  Article VI, paragraph (4) of Registrant's Articles of Incorporation provides that "each director and officer of the Corporation shall be indemnified by the Corporation to the full extent permitted by the General Laws of the State of Maryland and as provided in the by-laws of the Corporation." Article VIII of the Registrant's Articles of Incorporation provides, in pertinent part, that "no provision of these Articles of Incorporation shall be effective to (a) require a waiver of compliance with any provision of the Securities Act of 1933, as amended, or the Investment Company Act of 1940, as amended, or of any valid rule, regulation or order of the Securities and Exchange Commission thereunder or (b) protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office."


  Paragraph 8 of the Management Agreement between Registrant and PI provides:
"The Manager shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement."



  The subadvisory agreement between PI and each subadviser generally provides that: "The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement."


  The Registrant, in conjunction with certain affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

  Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER


  (a) Prudential Investments (PI)



  The business and other connections of the officers of PI are listed in Schedules A and D of Form ADV of PI as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (file No. 801-31104).

  The business and other connections of PI's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, Newark, NJ 07102-4077.



  NAME AND ADDRESS         POSITION WITH PI                            PRINCIPAL OCCUPATIONS
  ----------------         ----------------                            ---------------------
David R. Odenath, Jr. President, Chief Executive  President, Chief Executive Officer and Chief Operating Officer,
                      Officer and Chief Operating PI; Senior Vice President, The Prudential Insurance Company of
                      Officer                     America (Prudential)

Catherine A. Brauer   Executive Vice President    Executive Vice President, PI

John L. Carter        Executive Vice President    Executive Vice President, PI

Robert F. Gunia       Executive Vice President    Executive Vice President and Chief Administrative Officer, PI;
                      and Chief Administrative    Vice President; President, Prudential Investment Management
                      Officer                     Services LLC (PIMS)

William V. Healey     Executive Vice President    Executive Vice President, Chief Legal Officer and Secretary, PI;
                      Chief Legal Officer         Vice President and Corporate Counsel, Prudential; Senior Vice
                      and Secretary               President, Chief Legal Officer and Secretary, PIMS

Marc S. Levine        Executive Vice President    Executive Vice President, PI

Judy A. Rice          Executive Vice President    Executive Vice President, PI

Ajay Sawhney          Executive Vice President    Executive Vice President, PI

Lynn M. Waldvogel     Executive Vice President    Executive Vice President, PI



  (b) Prudential Investment Management, Inc. (PIM)



  The business and other connections of PIM's directors and executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102-4077.



                              POSITION WITH
   NAME AND ADDRESS                PIM                                  PRINCIPAL OCCUPATIONS
   ----------------           -------------                             ---------------------
John R. Strangfeld, Jr. Chairman of the Board,    President of Prudential Global Asset Management Group of
                        President and Chief       Prudential; Senior Vice President, Prudential; Chairman of the
                        Executive Officer         Board, President, Chief Executive Officer and Director, Prudential
                        and Director              Investment Management, Inc.; President, Prudential Securities,
                                                  Inc.

Bernard Winograd        Senior Vice President and Chief Executive Officer, Prudential Real Estate Investors; Senior
                        Director                  Vice President and Director, Prudential Investments


  (c) Other Subadvisers

  The business and other connections of the directors and executive officers of Jennison Associates LLC are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-5608), as most recently amended, the text of which is hereby incorporated by reference.

  The business and other connections of the directors and executive officers of A I M Capital Management, Inc. are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-15211), as most recently amended, the text of which is hereby incorporated by reference.

  The business and other connections of the directors and executive officers of Alliance Capital Management, L.P. are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-56720), as most recently amended, the text of which is hereby incorporated by reference.

  The business and other connections of the directors and executive officers of Davis Selected Advisers, L.P. are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-31648), as most recently amended, the text of which is hereby incorporated by reference.

  The business and other connections of the directors and executive officers of Deutsche Asset Management, Inc. are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-27291), as most recently amended, the text of which is hereby incorporated by reference.


  The business and other connections of the directors and executive officer of EARNEST Partners LLC are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-56189), as most recently amended, the text of which is hereby incorporated by reference.



  The business and other connections of the directors and executive officers of Fidelity Management and Research Company are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-7884), as most recently amended, the text of which is hereby incorporated by reference.



  The business and other connections of the directors and executive officers of Franklin Advisers, Inc. are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-26292), as most recently amended, the text of which is hereby incorporated by reference.


  The business and other connections of the directors and executive officers of GE Asset Management Incorporated are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-31947), as most recently amended, the text of which is hereby incorporated by reference.

  The business and other connections of the directors and executive officers of INVESCO Funds Group, Inc. are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-1569), as most recently amended, the text of which is hereby incorporated by reference.


  The business and other connections of the directors and executive officers of Massachusetts Financial Services Company are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission
(File No. 801-17352), as most recently amended, the text of which is hereby incorporated by reference.



  The business and other connections of the directors and executive officers of Pacific Investment Management Company LLC are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-48147), as most recently amended, the text of which is hereby incorporated by reference.



  The business and other connections of the directors and executive officers of Salomon Brothers Asset Management, Inc. are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-32046), as most recently amended, the text of which is hereby incorporated by reference.



  The business and other connections of the directors and executive officers of Victory Capital Management, Inc. are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-46878), as most recently amended, the text of which is hereby incorporated by reference.

ITEM 27.  PRINCIPAL UNDERWRITERS


  (a) Prudential Investment Management Services LLC (PIMS)


  PIMS is distributor for Cash Accumulation Trust, COMMAND Money Fund, COMMAND Government Fund, COMMAND Tax-Free Fund, Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity Fund), Prudential California Municipal Fund, Prudential Equity Fund, Inc., Prudential Europe Growth Fund, Inc., Prudential's Gibraltar Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential MoneyMart Assets, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc. Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Sector Funds, Inc., Prudential Short-Term Corporate Bond Fund, Inc., Prudential Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Tax-Managed Funds, Prudential Tax-Managed Small-Cap Fund, Inc., Prudential Total Return Bond Fund, Inc., Prudential 20/20 Focus Fund, Prudential U.S. Emerging Growth Fund, Inc., Prudential Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc. The Target Portfolio Trust, The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Contract Account-11.





  PIMS is also distributor of the following unit investment trusts: Separate Accounts; The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.



(b)NAME AND PRINCIPAL                  POSITIONS AND OFFICES                    POSITIONS AND OFFICES
   BUSINESS ADDRESS                      WITH UNDERWRITER                          WITH REGISTRANT
---------------------- ----------------------------------------------------- ---------------------------
Robert F. Gunia*       President                                             Vice President and Director
Bernard B. Winograd*   Executive Vice President                              None
William V. Healey*     Sr. Vice President, Secretary and Chief Legal Officer Assistant Secretary
Margaret M. Deverell** Vice President and Chief Financial Officer            None
Stuart A. Abrams**     Sr. Vice President and Chief Compliance Officer       None

----------
** Principal Business Address: 213 Washington Street, Newark, NJ 07102

*  Principal Business Address: 100 Mulberry Street, Newark, NJ 07102

  (c) Not applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS


  All accounts, books, or other documents required to be maintained by Section 31 (a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102; Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, the Registrant's Accounting Agent, State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, the Registrant's Custodian, State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105 or the Registrant's other sub-advisers.



  The Fund has entered into Subadvisory Agreements with Jennison Associates LLC, 466 Lexington Avenue, New York, New York 10017; Prudential Investment Management, Inc., Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102; Franklin Advisers, Inc., One Franklin Parkway, San Mateo, California 94403; Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, California 92660, A I M Capital Management, Inc., 11 Greenway Plaza, Houston, Texas 77046; Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, New York 10105; Davis Selected Advisers, L.P. 2949 East Elvira Road, Tucson, Arizona 85706; Deutsche Asset Management, Inc., 280 Park Avenue, New York, New York 10017; EARNEST Partners LLC, 75 14th Street, Suite 2300, Atlanta, Georgia 30309. Fidelity Management & Research Company, 82 Devonshire Street, Boston, Massachusetts 02109; Victory Capital Management, Inc., 127 Public Square, Cleveland, Ohio 44114; INVESCO Funds Group, Inc., 7800 East Union Avenue, Denver, Colorado 80237; GE Asset Management Incorporated, 777 Long Ridge Road, Building B, Stamford, Connecticut 06927; Massachusetts Financial Services Company, 500 Boylston Street, Boston, Massachusetts 02116, and Salomon Brothers Asset Management, Inc., 125 Broad Street, New York, New York 10004.


ITEM 29.  MANAGEMENT SERVICES

  Not Applicable.

ITEM 30.  UNDERTAKINGS

  Not Applicable.

                                  SIGNATURES


  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) of the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 26/th /day of April, 2002.


                                          THE PRUDENTIAL SERIES FUND, INC.


                                                 *David R. Odenath, Jr.

                                          By: _______________________________
                                                 David R. Odenath, Jr.
                                                 Chairman and Director


  Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 44 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



               Signature                      Title               Date
               ---------                      -----               ----

         *David R. Odenath, Jr. Chairman & Director
         ----------------------
         David R. Odenath, Jr.

            *Grace C. Torres    Treasurer and Principal Financial
         ----------------------   and Accounting Officer
            Grace C. Torres

           *Eugene C. Dorsey    Director
         ----------------------
            Eugene C. Dorsey

            *Saul K. Fenster    Director
         ----------------------
            Saul K. Fenster

         *Delayne Dedrick Gold  Director
         ----------------------
          Delayne Dedrick Gold

            *Robert F. Gunia    Director and Vice President
         ----------------------
            Robert F. Gunia

          *Robert E. La Blanc   Director
         ----------------------
           Robert E. La Blanc

            Signature                            Title                 Date
            ---------                            -----                 ----

     *Douglas H. McCorkindale         Director
----------------------------------
     Douglas H. McCorkindale

      *W. Scott McDonald, Jr          Director
----------------------------------
      W. Scott McDonald, Jr.

        *Thomas T. Mooney             Director
----------------------------------
         Thomas T. Mooney

         *Stephen P. Munn             Director
----------------------------------
         Stephen P. Munn

       *Richard A. Redeker            Director
----------------------------------
        Richard A. Redeker

         *Robin B. Smith              Director
----------------------------------
          Robin B. Smith

        *Stephen Stoneburn            Director
----------------------------------
        Stephen Stoneburn

        *Nancy H. Teeters             Director
----------------------------------
         Nancy H. Teeters

          *Judy A. Rice               Director and Vice President
----------------------------------
           Judy A. Rice

       *Louis A. Weil, III            Director
----------------------------------
        Louis A. Weil, III

          *Joseph Weber               Director
----------------------------------
           Joseph Weber

        *Clay T. Whitehead            Director
----------------------------------
        Clay T. Whitehead

                                                                  April 26, 2002
       /s/  Jonathan D. Shain
*By: ___________________________
          Jonathan D. Shain
          Attorney-in-fact

                                 EXHIBIT INDEX





       (a)        Second Articles of Restatement of The Prudential Series Fund, Inc.*

     (d)(1)       Amended and Restated Management Agreement between Prudential
                  Investments LLC and The Prudential Series Fund, Inc.*

    (d)(8)        Subadvisory Agreement between Prudential Investments Fund Management
                  LLC and Davis Selected Advisers, L.P.*

    (d)(9)        Subadvisory Agreement between Prudential Investments LLC and EARNEST
                  Partners LLC.*

   (d)(17)        Subadvisory Agreement between Prudential Investments Fund Management
                  LLC and Deutsche Asset Management, Inc.*

 (g)(1)(v)        Restated Supplement to Custody Agreement dated July 1, 2001.*

(g)(1)(vi)        Second Amendment of Custody Agreement between The Prudential Series
                  Fund, Inc., Prudential's Gibraltar Fund, Inc. and State Street Bank
                  and Trust Company dated January 17, 2002.*

 (h)(5)(i)        Amendment to the Fund Participation Agreement between Allianz Life
                  Insurance Company of North America, The Prudential Series Fund, Inc.,
                  Prudential Investments LLC, and Prudential Investment Management
                  Services LLC dated April 2, 2002.*

   (h)(17)        Fund Participation Agreement between Pacific Life Insurance Company,
                  The Prudential Series Fund, Inc. and Prudential Investment Management
                  Services LLC dated August 15, 2001.*

       (i)        Shea & Gardner Legal Opinion.*

       (j)        Consent of independent accountants.*

    (p)(1)        Amended Code of Ethics of The Prudential Series Fund, Inc.*

    (p)(2)        Amended Code of Ethics of Prudential Investment Management, Inc.,
                  Prudential Investments LLC and Prudential Investment Management
                  Services LLC.*

    (p)(5)        Revised Code of Ethics of Pacific Investment Management Company.*

    (p)(9)        Amended Code of Ethics of Deutsche Asset Management, Inc.*

   (p)(16)        Code of Ethics of EARNEST Partners LLC*

       (q)        Powers of Attorney*

----------

*Filed herewith.